SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

5Post-Effective Amendment No.  38  (File No. 33-5102)                     [X]
                              ----

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No.  39  (File No. 811-4647)                                   [X]
              ----

AXP SPECIAL TAX-EXEMPT SERIES TRUST
200 AXP  Financial  Center
Minneapolis, Minnesota 55474

Leslie L. Ogg - 901 Marquette Avenue South, Suite 2810
Minneapolis, MN  55402-3268
(612) 330-9283

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box) [ ] immediately upon filing pursuant to paragraph (b)
[X] on August 29, 2003 pursuant to  paragraph  (b)
[ ] 60 days after filing pursuant to paragraph  (a)(10
[ ] on (date) pursuant to paragraph  (a)(1)
[ ] 75 days after filing  pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

AXP(R) California Tax-Exempt Fund
AXP(R) Massachusetts Tax-Exempt Fund
AXP(R) Michigan Tax-Exempt Fund
AXP(R) Minnesota Tax-Exempt Fund
AXP(R) New York Tax-Exempt Fund
AXP(R) Ohio Tax-Exempt Fund

Each Fund seeks to provide shareholders with a high level of income generally exempt from federal income tax as well as from the respective state and local income tax.

PROSPECTUS
AUG. 29, 2003

Please note that each Fund:

o   is not a bank deposit

o   is not federally insured

o   is not endorsed by any bank or government agency

o   is not guaranteed to achieve its goal

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
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

Table of Contents

TAKE A CLOSER LOOK AT:

The Fund                                           3p

Goal                                               3p

Principal Investment Strategies                    3p

Principal Risks                                    4p

Past Performance                                   6p

Fees and Expenses                                 14p


Investment Manager                                20p

Other Securities and
  Investment Strategies                           21p

Buying and Selling Shares                         21p

Valuing Fund Shares                               21p

Investment Options                                22p

Purchasing Shares                                 23p

Transactions Through American Express
  Brokerage or Third Parties                      26p

Sales Charges                                     26p

Exchanging/Selling Shares                         29p

Distributions and Taxes                           33p

Financial Highlights                              34p

Appendix                                          46p


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2p -- AXP STATE TAX-EXEMPT FUNDS -- 2003 PROSPECTUS

The Fund

GOAL

Each Fund seeks to provide shareholders with a high level of income generally exempt from federal income tax as well as from the respective state and local tax. Because any investment involves risk, achieving these goals cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES

Each of the California, Massachusetts, Michigan, Minnesota, New York and Ohio Tax-Exempt Funds is a non-diversified mutual fund that, under normal market conditions, invests at least 80% of its net assets in municipal obligations that are generally exempt from federal income tax as well as from the respective state and local income tax. Each Fund may invest more than 25% of its total assets in a particular segment of the municipal securities market or in industrial revenue bonds. Each Fund also may invest up to 20% of its net assets in debt obligations whose interest is subject to the alternative minimum tax computation. Additionally, each Fund may invest up to 25% of its net assets in lower-quality bonds (junk bonds).

In pursuit of each Fund's goal, American Express Financial Corporation (AEFC), the Funds' investment manager, chooses investments by:

o Considering opportunities and risks given current and expected interest rates.

o Identifying obligations in sectors which, due to supply and demand, are offering higher yields than comparable instruments.

o    Identifying obligations that:

     o    are investment-grade,

     o have coupons and/or maturities that are consistent with AEFC's interest rate outlook, and

     o    are expected to outperform other  securities on a risk-adjusted  basis
          (i.e.,  after  considering  coupon,   sinking  fund  provision,   call
          protection, and quality).

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

     o    The security is overvalued relative to alternative investments.

     o The issuer's credit rating declines or AEFC expects a decline (the Fund may continue to own securities that are down-graded until AEFC believes it is advantageous to sell).

     o Political, economic, or other events could affect the issuer's performance.

     o    AEFC expects the issuer to call the security.

     o    AEFC identifies a more attractive opportunity.


Unusual Market Conditions


During unusual market conditions, each Fund may invest more of its assets in money market securities or certain taxable investments. Although a Fund primarily will invest in these securities to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees, expenses, and taxes.

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3p -- AXP STATE TAX-EXEMPT FUNDS -- 2003 PROSPECTUS

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in each Fund include:

    Market Risk

    Interest Rate Risk

    Credit Risk

    Legal/Legislative Risk

    Sector/Concentration Risk

    Style Risk

For details regarding economic conditions and other recent developments in each state please see the SAI.

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Interest Rate Risk

The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a bond, the higher its yield and the greater its sensitivity to changes in interest rates.

Credit Risk

The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Junk bonds have greater price fluctuations and are more likely to experience a default than investment grade bonds.

Legal/Legislative Risk

Congress and other governmental units have the power to change existing laws affecting securities. A change in law might affect an investment adversely.

Sector/Concentration Risk

Investments that are concentrated in a particular issuer, geographic region, or sector will be more susceptible to changes in price (the more you diversify, the more you spread risk).


Each Fund is non-diversified. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the Fund's performance, it may be more susceptible to a single economic, political or regulatory occurrence than a diversified fund.


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4p -- AXP STATE TAX-EXEMPT FUNDS -- 2003 PROSPECTUS

Style Risk

Each Fund invests primarily in municipal obligations. The yields on these securities are dependent on a variety of factors, including the financial condition of the issuer or other obligor or the revenue source from which the debt service is payable, general economic and monetary conditions, conditions in the relevant market, the size of a particular issue, and the rating of the issue.


Although, these factors will apply to each Fund, each Fund will experience particular sensitivity to local conditions -- such as political and economic changes, adverse conditions to an industry significant to the area, and other developments. In recessionary periods, more issuers may default on their obligations.


The following discussion provides background information about the economies of those geographic areas in which each Fund may invest a significant portion of its assets. These summaries are general in nature and economic conditions in a particular state may change at any time. Please see the SAI for additional state-specific risk factors.


AXP California Tax-Exempt Fund -- California's unemployment rate of 6.7% in June 2003 more closely mirrors that of the U.S. than in previous years, with the smallest gap since 1990. Its economy continues to slightly outpace that of the nation in terms of employment and personal income growth, due to federal defense and homeland security spending. The State's revenue assumptions are based on a modest economic recovery not expected to begin until the 4th quarter of 2003.

AXP Massachusetts Tax-Exempt Fund -- Massachusetts' diverse and broad economy has experienced an economic slowdown, driven by the high-tech, health care, education, and financial services sectors. The state's unemployment rate has been rising, however, it still remains below the national average.

AXP Michigan Tax-Exempt Fund -- Michigan's economic diversification has reduced the severity of the effect of the national economic softness on the state's employment base. The state economy remains inherently cyclical, due to challenges from its manufacturing-reliant economic base and from relying disproportionately on the motor vehicles industry, which contributed to sharp contractions in the state's economic activity during previous periods of economic downturn.

AXP Minnesota Tax-Exempt Fund --Minnesota's economy has experienced an economic downturn despite its diverse economy in manufacturing, services and trade. Although Minnesota was slow to experience the economic downturn relative to the nation, the state's unemployment rate remains lower than the U.S. rates.

AXP New York Tax-Exempt Fund -- While New York State is a wealthy state with a broad and diverse economy, the significant non-realization of expected personal income tax receipts, the effects of Sept. 11 and the lack of recovery from recession have created financial pressure, leading to deficit funding and expanded budget gaps in future years.

AXP Ohio Tax-Exempt Fund -- The economic slowdown of the last two years has been broad-based for Ohio and has hit many sectors such as auto, machinery, steel and air transportation. The state's unemployment rate was 6.2 in April 2003, and the weak manufacturing industry has been responsible for the majority of total non-farm job losses.


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5p -- AXP STATE TAX-EXEMPT FUNDS -- 2003 PROSPECTUS

PAST PERFORMANCE

The following bar chart and table indicate the risks and variability of investing in the Fund by showing:

o how the Fund's performance has varied for each full calendar year shown on the chart below, and

o   how the Fund's average annual total returns compare to recognized indexes.

How the Fund has performed in the past does not indicate how the Fund will perform in the future.

                       CALIFORNIA -- CLASS A PERFORMANCE*
                            (based on calendar years)

 20%

 15%             +15.23%
     +12.03%                                      +12.92%
 10%
                              +7.93%                           +7.29%
  5%                                 +5.93%
                        +3.46%                           +3.29%
  0%
                                            -4.37%
 -5%       -5.27%

-10%

      1993  1994  1995   1996  1997   1998   1999  2000   2001  2002


During the period shown in the bar chart, the highest return for a calendar quarter was +7.10% (quarter ending March 1995) and the lowest return for a calendar quarter was -4.90% (quarter ending March 1994).

* The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B and Class C may vary from that shown above because of differences in expenses.

The Fund's Class A year to date return as of June 30, 2003 was +3.06%.


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6p -- AXP STATE TAX-EXEMPT FUNDS -- 2003 PROSPECTUS

                      MASSACHUSETTS -- CLASS A PERFORMANCE*
                            (based on calendar years)

 20%

 15%             +15.49%
     +12.33%                                      +10.11%
 10%
                              +8.31%                           +6.91%
  5%                                 +5.79%              +5.13%
                        +3.32%
  0%
                                            -4.56%
 -5%       -5.20%

-10%

      1993  1994  1995   1996  1997   1998   1999  2000   2001  2002


During the period shown in the bar chart, the highest return for a calendar quarter was +7.08% (quarter ending March 1995) and the lowest return for a calendar quarter was -5.40% (quarter ending March 1994).

* The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B and Class C may vary from that shown above because of differences in expenses.

The Fund's Class A year to date return as of June 30, 2003 was +2.92%.


                        MICHIGAN -- CLASS A PERFORMANCE*
                            (based on calendar years)
 20%

 15%             +16.11%
     +12.47%
 10%                                              +9.13%
                              +7.53%                           +8.02%
  5%                                 +5.73%              +5.14%
                        +2.78%
  0%
                                            -4.16%
 -5%       -4.86%

-10%

      1993  1994  1995   1996  1997   1998   1999  2000   2001  2002


During the period shown in the bar chart, the highest return for a calendar quarter was +7.02% (quarter ending March 1995) and the lowest return for a calendar quarter was -5.00% (quarter ending March 1994).

* The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B and Class C may vary from that shown above because of differences in expenses.

The Fund's Class A year to date return as of June 30, 2003 was +3.58%.


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7p -- AXP STATE TAX-EXEMPT FUNDS -- 2003 PROSPECTUS

                        MINNESOTA -- CLASS A PERFORMANCE*
                            (based on calendar years)
 15%             +14.86%
     +11.33%
 10%                                              +10.03%
                              +8.42%                           +7.79%
  5%                                 +5.96%              +4.90%
                        +3.57%
  0%
                                            -3.86%
 -5%       -4.31%

-10%

      1993  1994  1995   1996  1997   1998   1999  2000   2001  2002


During the period shown in the bar chart, the highest return for a calendar quarter was +6.68% (quarter ending March 1995) and the lowest return for a calendar quarter was -5.03% (quarter ending March 1994).

* The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B and Class C may vary from that shown above because of differences in expenses.

The Fund's Class A year to date return as of June 30, 2003 was +3.71%.


                        NEW YORK -- CLASS A PERFORMANCE*
                            (based on calendar years)

 15%             +13.41%
     +11.53%
 10%                                              +11.21%
                              +8.81%                           +9.15%
  5%                                 +5.76%              +3.81%
                        +2.79%
  0%
                                            -4.26%
 -5%       -5.04%

-10%

      1993  1994  1995   1996  1997   1998   1999  2000   2001  2002


During the period shown in the bar chart, the highest return for a calendar quarter was +6.21% (quarter ending September 2002) and the lowest return for a calendar quarter was -5.08% (quarter ending March 1994).

* The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B and Class C may vary from that shown above because of differences in expenses.

The Fund's Class A year to date return as of June 30, 2003 was +3.13%.


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8p -- AXP STATE TAX-EXEMPT FUNDS -- 2003 PROSPECTUS

                          OHIO -- CLASS A PERFORMANCE*
                            (based on calendar years)
 15%             +14.51%
     +11.54%
 10%                                              +9.94%
                              +7.95%                           +7.01%
  5%                                 +5.77%              +4.73%
                        +3.32%
  0%
                                            -3.74%
 -5%       -4.79%

-10%

      1993  1994  1995   1996  1997   1998   1999  2000   2001  2002


During the period shown in the bar chart, the highest return for a calendar quarter was +6.89% (quarter ending March 1995) and the lowest return for a calendar quarter was -5.06% (quarter ending March 1994).

* The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B and Class C may vary from that shown above because of differences in expenses.

The Fund's Class A year to date return as of June 30, 2003 was +3.43%.

Average Annual Total Returns (as of Dec. 31, 2002)
                                                                                                          Since          Since
                                                            1 year         5 years       10 years     inception (B)  inception (C)
California:
   Class A
     Return before taxes                                   +2.19%         +3.84%          +5.13%           N/A            N/A
     Return after taxes on distributions                   +2.19%         +3.84%          +5.10%           N/A            N/A
     Return after taxes on distributions
     and sale of fund shares                               +3.08%         +4.01%          +5.12%           N/A            N/A
   Class B
     Return before taxes                                   +2.49%         +3.91%            N/A         +4.86%(a)         N/A
   Class C
     Return before taxes                                   +6.68%           N/A             N/A            N/A         +6.47%(c)
   Lehman Brothers California Municipal
   Bond Index                                              +8.46%         +5.97%            N/A         +6.98%(b)      +8.27%(d)
   Lehman Brothers Municipal Bond Index                    +9.60%         +6.06%          +6.71%        +6.91%(b)      +8.69%(d)
   Lipper California Municipal Debt Funds Index            +7.98%         +5.17%          +6.12%        +6.32%(b)      +7.81%(d)


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9p -- AXP STATE TAX-EXEMPT FUNDS -- 2003 PROSPECTUS

Average Annual Total Returns (as of Dec. 31, 2002) (continued)
                                                                                                          Since          Since
                                                           1 year         5 years       10 years     inception (B)  inception (C)


Massachusetts:
   Class A
     Return before taxes                                   +1.83%         +3.55%          +5.06%           N/A            N/A
     Return after taxes on distributions                   +1.76%         +3.53%          +5.05%           N/A            N/A
     Return after taxes on distributions
     and sale of fund shares                               +2.68%         +3.75%          +5.06%           N/A            N/A
   Class B
     Return before taxes                                   +2.11%         +3.60%            N/A         +4.72%(a)         N/A
   Class C
     Return before taxes                                   +6.11%           N/A             N/A            N/A         +6.62%(c)
   Lehman Brothers Massachusetts Municipal
   Bond Index                                             +10.04%         +6.18%            N/A         +6.97%(b)      +9.06%(d)
   Lehman Brothers Municipal Bond Index                    +9.60%         +6.06%          +6.71%        +6.91%(b)      +8.69%(d)
   Lipper Massachusetts Municipal Debt
   Funds Index                                             +9.13%         +5.19%          +6.06%        +6.13%(b)      +8.33%(d)

Michigan:
   Class A
     Return before taxes                                   +2.90%         +3.65%          +5.09%           N/A            N/A
     Return after taxes on distributions                   +2.69%         +3.59%          +5.00%           N/A            N/A
     Return after taxes on distributions
     and sale of fund shares                               +3.67%         +3.85%          +5.07%           N/A            N/A
   Class B
     Return before taxes                                   +3.21%         +3.71%            N/A         +4.69%(a)         N/A
   Class C
     Return before taxes                                   +7.21%           N/A             N/A            N/A         +6.86%(c)
   Lehman Brothers Michigan Municipal
   Bond Index                                             +10.21%         +6.16%            N/A         +7.06%(b)      +9.08%(d)
   Lehman Brothers Municipal Bond Index                    +9.60%         +6.06%          +6.71%        +6.91%(b)      +8.69%(d)
   Lipper Michigan Municipal Debt Funds Index              +8.64%         +4.96%          +5.76%        +5.84%(b)      +7.95%(d)


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10p -- AXP STATE TAX-EXEMPT FUNDS -- 2003 PROSPECTUS

Average Annual Total Returns (as of Dec. 31, 2002) (continued)
                                                                                                          Since          Since
                                                            1 year         5 years       10 years     inception (B)  inception (C)


Minnesota:
   Class A
     Return before taxes                                   +2.67%         +3.88%          +5.21%           N/A            N/A
     Return after taxes on distributions                   +2.67%         +3.87%          +5.21%           N/A            N/A
     Return after taxes on distributions
     and sale of fund shares                               +3.40%         +4.10%          +5.25%           N/A            N/A
   Class B
     Return before taxes                                   +2.98%         +3.94%            N/A         +4.97%(a)         N/A
   Class C
     Return before taxes                                   +6.77%           N/A             N/A            N/A         +6.74%(c)
   Lehman Brothers Minnesota Municipal
   Bond Index                                              +8.73%         +5.77%            N/A         +6.60%(b)      +8.28%(d)
   Lehman Brothers Municipal Bond Index                    +9.60%         +6.06%          +6.71%        +6.91%(b)      +8.69%(d)
   Lipper Minnesota Municipal Debt Funds Index             +8.26%         +4.93%          +5.79%        +5.73%(b)      +7.73%(d)

New York:
   Class A
     Return before taxes                                   +3.97%         +3.97%          +5.02%           N/A            N/A
     Return after taxes on distributions                   +3.89%         +3.96%          +5.02%           N/A            N/A
     Return after taxes on distributions
     and sale of fund shares                               +4.17%         +4.10%          +5.04%           N/A            N/A
   Class B
     Return before taxes                                   +4.33%         +4.03%            N/A         +4.86%(a)         N/A
   Class C
     Return before taxes                                   +8.33%           N/A             N/A            N/A         +7.17%(c)
   Lehman Brothers New York Municipal
   Bond Index                                              +9.67%         +6.16%            N/A         +7.14%(b)      +8.66%(d)
   Lehman Brothers Municipal Bond Index                    +9.60%         +6.06%          +6.71%        +6.91%(b)      +8.69%(d)
   Lipper New York Municipal Debt Funds Index              +9.02%         +5.04%          +5.81%        +6.04%(b)      +8.19%(d)


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11p -- AXP STATE TAX-EXEMPT FUNDS -- 2003 PROSPECTUS

Average Annual Total Returns (as of Dec. 31, 2002) (continued)
                                                                                                          Since          Since
                                                            1 year         5 years       10 years     inception (B)  inception (C)
Ohio:
   Class A
     Return before taxes                                   +1.93%         +3.63%          +4.95%           N/A            N/A
     Return after taxes on distributions                   +1.54%         +3.55%          +4.90%           N/A            N/A
     Return after taxes on distributions
     and sale of fund shares                               +3.02%         +3.82%          +4.97%           N/A            N/A
   Class B
     Return before taxes                                   +2.20%         +3.69%            N/A         +4.65%(a)         N/A
   Class C
     Return before taxes                                   +6.40%           N/A             N/A            N/A         +6.29%(c)
   Lehman Brothers Ohio Municipal
   Bond Index                                              +9.48%         +5.94%            N/A         +6.62%(b)      +8.57%(d)
   Lehman Brothers Municipal Bond Index                    +9.60%         +6.06%          +6.71%        +6.91%(b)      +8.69%(d)
   Lipper Ohio Municipal Debt Funds Index                  +8.64%         +5.11%          +5.98%        +6.01%(b)      +8.00%(d)

(a) Inception date was March 20, 1995.

(b) Measurement period started April 1, 1995.

(c) Inception date was June 26, 2000.

(d) Measurement period started July 1, 2000.


Before-Tax Returns

This table shows total returns from hypothetical investments in Class A, Class B and Class C shares of the Fund. These returns are compared to the indexes shown for the same periods. The performance of different classes varies because of differences in sales charges and fees.

After-Tax Returns

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

The Return After Taxes on Distributions for a period may be the same as the Return Before Taxes for the same period if there are no distributions or if the distributions are small. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) may result in a higher return.

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12p -- AXP STATE TAX-EXEMPT FUNDS -- 2003 PROSPECTUS

For purposes of this calculation we assumed:

o   the maximum sales charge for Class A shares,

o sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B shares,

o   no sales charge for Class C shares, and

o no adjustments for taxes paid by an investor on the reinvested income and capital gains.

The Lehman Brothers California Municipal Bond Index, an unmanaged index, is a subset of the Lehman Brothers Municipal Bond Index. The index includes investment-grade, tax-exempt, and fixed-rate bonds issued in the state of California. All securities have long-term maturities (greater than two years) and are selected from issues larger than $50 million.

The Lehman Brothers Massachusetts Municipal Bond Index, an unmanaged index, is a subset of the Lehman Brothers Municipal Bond Index. The index includes investment-grade, tax-exempt, and fixed-rate bonds issued in the state of Massachusetts. All securities have long-term maturities (greater than two years) and are selected from issues larger than $50 million.

The Lehman Brothers Michigan Municipal Bond Index, an unmanaged index, is a subset of the Lehman Brothers Municipal Bond Index. The index includes investment-grade, tax-exempt, and fixed-rate bonds issued in the state of Michigan. All securities have long-term maturities (greater than two years) and are selected from issues larger than $50 million.

The Lehman Brothers Minnesota Municipal Bond Index, an unmanaged index, is a subset of the Lehman Brothers Municipal Bond Index. The index includes investment-grade, tax-exempt, and fixed-rate bonds issued in the state of Minnesota. All securities have long-term maturities (greater than two years) and are selected from issues larger than $50 million.

The Lehman Brothers New York Municipal Bond Index, an unmanaged index, is a subset of the Lehman Brothers Municipal Bond Index. The index includes investment-grade, tax-exempt, and fixed-rate bonds issued in the state of New York. All securities have long-term maturities (greater than two years) and are selected from issues larger than $50 million.

The Lehman Brothers Ohio Municipal Bond Index, an unmanaged index, is a subset of the Lehman Brothers Municipal Bond Index. The index includes investment-grade, tax-exempt, and fixed-rate bonds issued in the state of Ohio. All securities have long-term maturities (greater than two years) and are selected from issues larger than $50 million.

Lehman Brothers Municipal Bond Index, an unmanaged index, is made up of a representative list of general obligation, revenue, insured and pre-refunded bonds. The index is frequently used as a general measure of tax-exempt bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.

The Lipper California Municipal Debt Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

--------------------------------------------------------------------------------
13p -- AXP STATE TAX-EXEMPT FUNDS -- 2003 PROSPECTUS

The Lipper Massachusetts Municipal Debt Funds Index, published by Lipper Inc., includes the 10 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

The Lipper Michigan Municipal Debt Funds Index, published by Lipper Inc., includes the 10 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

The Lipper Minnesota Municipal Debt Funds Index, published by Lipper Inc., includes the 10 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

The Lipper New York Municipal Debt Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

The Lipper Ohio Municipal Debt Funds Index, published by Lipper Inc., includes the 10 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

FEES AND EXPENSES

Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder Fees (fees paid directly from your investment)
                                                                    Class A      Class B      Class C
Maximum sales charge (load) imposed on purchases(a)
(as a percentage of offering price)                                4.75%(b)         none         none


Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)                none           5%         1%(c)


Annual Fund operating expenses (expenses that are deducted from Fund assets)

California
As a percentage of average daily net assets:      Class A    Class B    Class C
Management fees                                    0.47%      0.47%      0.47%
Distribution (12b-1) fees                          0.25%      1.00%      1.00%
Other expenses(e)                                  0.13%      0.13%      0.14%
Total                                              0.85%      1.60%      1.61%


--------------------------------------------------------------------------------
14p -- AXP STATE TAX-EXEMPT FUNDS -- 2003 PROSPECTUS

Annual Fund operating expenses(d) (expenses that are deducted from Fund assets)

Massachusetts
As a percentage of average daily net assets:      Class A    Class B    Class C
Management fees                                    0.47%      0.47%      0.47%
Distribution (12b-1) fees                          0.25%      1.00%      1.00%
Other expenses(e)                                  0.20%      0.21%      0.21%
Total                                              0.92%      1.68%      1.68%
Fee waiver/expense reimbursement                   0.04%      0.04%      0.04%
Net expenses                                       0.88%      1.64%      1.64%

Annual Fund operating expenses(d) (expenses that are deducted from Fund assets)

Michigan
As a percentage of average daily net assets:      Class A    Class B    Class C
Management fees                                    0.47%      0.47%      0.47%
Distribution (12b-1) fees                          0.25%      1.00%      1.00%
Other expenses(e)                                  0.21%      0.22%      0.22%
Total                                              0.93%      1.69%      1.69%
Fee waiver/expense reimbursement                   0.05%      0.05%      0.05%
Net expenses                                       0.88%      1.64%      1.64%

Annual Fund operating expenses (expenses that are deducted from Fund assets)

Minnesota
As a percentage of average daily net assets:      Class A    Class B    Class C
Management fees                                    0.46%      0.46%      0.46%
Distribution (12b-1) fees                          0.25%      1.00%      1.00%
Other expenses(e)                                  0.13%      0.13%      0.14%
Total                                              0.84%      1.59%      1.60%

Annual Fund operating expenses(d) (expenses that are deducted from Fund assets)

New York
As a percentage of average daily net assets:      Class A    Class B    Class C
Management fees                                    0.47%      0.47%      0.47%
Distribution (12b-1) fees                          0.25%      1.00%      1.00%
Other expenses(e)                                  0.18%      0.19%      0.19%
Total                                              0.90%      1.66%      1.66%
Fee waiver/expense reimbursement                   0.02%      0.02%      0.02%
Net expenses                                       0.88%      1.64%      1.64%


--------------------------------------------------------------------------------
15p -- AXP STATE TAX-EXEMPT FUNDS -- 2003 PROSPECTUS

Annual Fund operating expenses(d) (expenses that are deducted from Fund assets)

Ohio
As a percentage of average daily net assets:      Class A    Class B    Class C
Management fees                                    0.47%      0.47%      0.47%
Distribution (12b-1) fees                          0.25%      1.00%      1.00%
Other expenses(e)                                  0.20%      0.21%      0.21%
Total                                              0.92%      1.68%      1.68%
Fee waiver/expense reimbursement                   0.04%      0.04%      0.04%
Net expenses                                       0.88%      1.64%      1.64%

(a) This charge may be reduced depending on the value of your total investments in American Express mutual funds. See "Sales Charges."

(b) For Class A purchases over $1,000,000 on which no sales charge is assessed, a 1% sales charge applies if you sell your shares less than one year after purchase.

(c) For Class C purchases, a 1% sales charge applies if you sell your shares less than one year after purchase.

(d) Other expenses are based on estimated amounts for the current fiscal year. AEFC has agreed to waive certain fees and to absorb certain expenses until June 30, 2004. Under this agreement, total expenses will not exceed 0.88% for Class A; 1.64% for Class B and 1.64% for Class C.

(e) Other expenses include an administrative services fee, a transfer agency fee and other nonadvisory expenses. Effective May 2003, the Fund's transfer agency fee increased. The percentages above reflect the increase.


--------------------------------------------------------------------------------
16p -- AXP STATE TAX-EXEMPT FUNDS -- 2003 PROSPECTUS

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

California

Assume you invest $10,000 and the Fund earns a 5% annual return each year. The operating expenses remain the same each year. You would pay the following expenses if you redeem all of your shares at the end of the time periods indicated:


                 1 year       3 years      5 years        10 years
Class A(a)        $558          $734         $925          $1,478
Class B           $563          $805         $972          $1,703(b)
Class C           $164          $508         $877          $1,916

(a)  Includes a 4.75% sales charge.

(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.


You would pay the following expenses if you did not redeem your shares:


                 1 year       3 years      5 years        10 years
Class A(a)        $558          $734         $925          $1,478
Class B           $163          $505         $872          $1,703(b)
Class C           $164          $508         $877          $1,916

(a)  Includes a 4.75% sales charge.

(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.


Massachusetts

Assume you invest $10,000 and the Fund earns a 5% annual return each year. The operating expenses remain the same each year. You would pay the following expenses if you redeem all of your shares at the end of the time periods indicated:


                 1 year       3 years      5 years        10 years
Class A(a)        $561          $751        $ 957          $1,553
Class B           $567          $826       $1,010          $1,786(b)
Class C           $167          $526        $ 910          $1,989

(a)  Includes a 4.75% sales charge.

(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.


You would pay the following expenses if you did not redeem your shares:


                 1 year       3 years      5 years        10 years

Class A(a)        $561          $751         $957          $1,553
Class B           $167          $526         $910          $1,786(b)
Class C           $167          $526         $910          $1,989

(a)  Includes a 4.75% sales charge.

(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.


--------------------------------------------------------------------------------
17p -- AXP STATE TAX-EXEMPT FUNDS -- 2003 PROSPECTUS

Michigan

Assume you invest $10,000 and the Fund earns a 5% annual return each year. The operating expenses remain the same each year. You would pay the following expenses if you redeem all of your shares at the end of the time periods indicated:


                 1 year       3 years      5 years        10 years
Class A(a)        $561          $753        $ 961          $1,564
Class B           $567          $828       $1,014          $1,796(b)
Class C           $167          $528        $ 914          $1,999

(a)  Includes a 4.75% sales charge.

(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.


You would pay the following expenses if you did not redeem your shares:


                 1 year       3 years      5 years        10 years
Class A(a)        $561          $753         $961          $1,564
Class B           $167          $528         $914          $1,796(b)
Class C           $167          $528         $914          $1,999

(a)  Includes a 4.75% sales charge.

(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.


Minnesota

Assume you invest $10,000 and the Fund earns a 5% annual return each year. The operating expenses remain the same each year. You would pay the following expenses if you redeem all of your shares at the end of the time periods indicated:


                 1 year       3 years      5 years        10 years
Class A(a)        $557          $731         $920          $1,467
Class B           $562          $802         $967          $1,692(b)
Class C           $163          $505         $872          $1,905

(a)  Includes a 4.75% sales charge.

(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.


You would pay the following expenses if you did not redeem your shares:


                 1 year       3 years      5 years        10 years
Class A(a)        $557          $731         $920          $1,467
Class B           $162          $502         $867          $1,692(b)
Class C           $163          $505         $872          $1,905

(a)  Includes a 4.75% sales charge.

(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.


--------------------------------------------------------------------------------
18p -- AXP STATE TAX-EXEMPT FUNDS -- 2003 PROSPECTUS

New York

Assume you invest $10,000 and the Fund earns a 5% annual return each year. The operating expenses remain the same each year. You would pay the following expenses if you redeem all of your shares at the end of the time periods indicated:


                 1 year       3 years      5 years        10 years
Class A(a)        $561          $747        $ 949          $1,533
Class B           $567          $822       $1,001          $1,765(b)
Class C           $167          $522        $ 901          $1,967

(a)  Includes a 4.75% sales charge.

(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.


You would pay the following expenses if you did not redeem your shares:


                 1 year       3 years      5 years        10 years
Class A(a)        $561          $747         $949          $1,533
Class B           $167          $522         $901          $1,765(b)
Class C           $167          $522         $901          $1,967

(a)  Includes a 4.75% sales charge.

(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.


Ohio

Assume you invest $10,000 and the Fund earns a 5% annual return each year. The operating expenses remain the same each year. You would pay the following expenses if you redeem all of your shares at the end of the time periods indicated:


                 1 year       3 years      5 years        10 years
Class A(a)        $561          $751        $ 957          $1,553
Class B           $567          $826       $1,010          $1,786(b)
Class C           $167          $526        $ 910          $1,989

(a)  Includes a 4.75% sales charge.

(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.


You would pay the following expenses if you did not redeem your shares:


                 1 year       3 years      5 years        10 years
Class A(a)        $561          $751         $957          $1,553
Class B           $167          $526         $910          $1,786(b)
Class C           $167          $526         $910          $1,989

(a)  Includes a 4.75% sales charge.

(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.


These examples do not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown.

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19p -- AXP STATE TAX-EXEMPT FUNDS -- 2003 PROSPECTUS

INVESTMENT MANAGER

AXP California Tax-Exempt Fund


AXP Massachusetts Tax-Exempt Fund


AXP Michigan Tax-Exempt Fund


AXP Minnesota Tax-Exempt Fund


AXP New York Tax-Exempt Fund


AXP Ohio Tax-Exempt Fund

The Funds' portfolio is managed by the municipal sector team, which is led by:

Terry Fettig, Portfolio Manager, CFA

o Managed California Tax-Exempt and Michigan Tax-Exempt since 2002. Leader of the sector team that manages Massachusetts Tax-Exempt, Minnesota Tax-Exempt, New York Tax-Exempt and Ohio Tax-Exempt since 2003.

o   Leader of the municipal sector team.

o   Joined AEFC in 1986.

o   Began investment career in 1978.

o   MBA, University of Notre Dame.

AEFC's investment professionals who manage fixed income funds are organized into teams. Each team specializes in a particular sector of the fixed income market.

Each Fund pays AEFC a fee for managing its assets. Under the Investment Management Services Agreement, the fee for the most recent fiscal year was 0.47% of the Fund's average daily net assets for California, 0.47% for Massachusetts, 0.47% for Michigan, 0.46% for Minnesota, 0.47% for New York and 0.47% for Ohio. Under the agreement, each Fund also pays taxes, brokerage commissions, and nonadvisory expenses. AEFC or an affiliate may make payments from its own resources, which include profits from management fees paid by the Fund, to compensate broker-dealers or other persons for providing distribution assistance. AEFC, located at 200 AXP Financial Center, Minneapolis, Minnesota 55474, is a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, New York 10285.

The Fund has received an order from the Securities and Exchange Commission that permits AEFC, subject to the approval of the Board of Directors, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. Before the Fund may rely on the order, a majority of the Fund's outstanding voting securities will need to approve operating the Fund in this manner. If shareholder approval is received, the Fund may add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. There is no assurance shareholder approval will be received, and no changes will be made without shareholder approval until that time.


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20p -- AXP STATE TAX-EXEMPT FUNDS -- 2003 PROSPECTUS

OTHER SECURITIES AND INVESTMENT STRATEGIES

The Fund may invest in other securities and may employ other investment strategies that are not principal investment strategies. Each Fund may invest in other instruments, such as money market securities and short-term tax-exempt securities. Additionally, each Fund may use derivative instruments such as futures, options and forward contracts to produce incremental earnings, to hedge existing positions, and to increase flexibility. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio manager is not required to use derivatives.

For more information on strategies and holdings, see the Fund's Statement of Additional Information (SAI) and its annual and semiannual reports.

Buying and Selling Shares

References to "Fund" throughout the remainder of this prospectus refers to AXP California Tax-Exempt Fund, AXP Massachusetts Tax-Exempt Fund, AXP Michigan Tax-Exempt Fund, AXP Minnesota Tax-Exempt Fund, AXP New York Tax-Exempt Fund, and AXP Ohio Tax-Exempt Fund, singularly or collectively as the context requires.


The public offering price for Class A shares of the Fund is the net asset value
(NAV) plus a sales charge, and for Class B and C shares, the NAV. In addition to buying and selling shares through the Fund's distributor, American Express Financial Advisors Inc., you may buy or sell shares through third parties, including 401(k) plans, banks, brokers, and investment advisers. Where authorized by the Fund, orders in good form are priced using the NAV next determined after your order is placed with the third party. If you buy or redeem shares through a third party, consult that firm to determine whether your order will be priced at the time it is placed with the third party or at the time it is placed with the Fund. The third party may charge a fee for its services.

VALUING FUND SHARES

The NAV is the value of a single share of the Fund. The NAV is determined by dividing the value of the Fund's assets, minus any liabilities, by the number of shares outstanding. AEFC calculates the NAV as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open.

The Fund's assets are valued primarily on the basis of market quotations. Certain short-term securities are valued at amortized cost. Foreign investments are valued in U.S. dollars.

AEFC will price a security at fair value in accordance with procedures adopted by the Fund's Board of Directors if a reliable market quotation is not readily available. AEFC also may use fair value if a security's value has been materially affected by events after the close of the primary exchanges or markets on which the security is traded and before the NAV is calculated. This occurs most commonly with foreign securities, but may occur in other cases. The fair value of a security is different from the quoted or published price.


--------------------------------------------------------------------------------
21p -- AXP STATE TAX-EXEMPT FUNDS -- 2003 PROSPECTUS

INVESTMENT OPTIONS

1. Class A shares are sold to the public with a sales charge at the time of purchase and an annual distribution (12b-1) fee of 0.25%.

2. Class B shares are sold to the public with a contingent deferred sales charge (CDSC) and an annual distribution fee of 1.00%.

3. Class C shares are sold to the public without a sales charge at the time of purchase and with an annual distribution fee of 1.00% (may be subject to a CDSC).

Investment options summary


The Fund offers three different classes of shares. There are differences among the fees and expenses for each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial advisor can help you with this decision.


The following table shows the key features of each class:

                        Class A              Class B              Class C
----------------------- -------------------- -------------------- ---------------------
Availability            Available to all     Available to all     Available to all
                        investors.           investors.           investors.
----------------------- -------------------- -------------------- ---------------------
Initial Sales Charge    Yes. Payable at      No. Entire           No. Entire purchase
                        time of purchase.    purchase price is    price is invested
                        Lower sales charge   invested in shares   in shares of the
                        for larger           of the Fund.         Fund.
                        investments.
----------------------- -------------------- -------------------- ---------------------
Deferred Sales Charge   On purchases over    Maximum 5% CDSC      1% CDSC applies if
                        $1,000,000, 1%       during the first     you sell your
                        CDSC applies if      year decreasing to   shares less than
                        you sell your        0% after six years.  one year after
                        shares less than                          purchase.
                        one year after
                        purchase.
----------------------- -------------------- -------------------- ---------------------
Distribution and/or     Yes.* 0.25%          Yes.* 1.00%          Yes.* 1.00%
Shareholder Service
Fee
----------------------- -------------------- -------------------- ---------------------
Conversion to Class A   N/A                  Yes, automatically   No.
                                             in ninth calendar
                                             year of ownership.
----------------------- -------------------- -------------------- ---------------------

* The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows it to pay distribution and servicing-related expenses for the sale of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an on-going basis, the fees may cost long-term shareholders more than paying other types of sales charges imposed by some mutual funds.

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22p -- AXP STATE TAX-EXEMPT FUNDS -- 2003 PROSPECTUS

Should you purchase Class A, Class B or Class C shares?

If your investments in American Express mutual funds total $250,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases. If you qualify for a waiver of the sales charge, Class A shares will be the best option.

If you invest less than $250,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for one year or longer. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a 1% distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), generally you should consider Class B shares if you intend to hold your shares for more than six years. Consider Class C shares if you intend to hold your shares less than six years. To help you determine what investment is best for you, consult your financial advisor.

PURCHASING SHARES

To purchase shares through an American Express Brokerage Account or entities other than American Express Financial Advisors Inc., please refer to the American Express Brokerage Web site or consult your selling agent. The following section explains how you can purchase shares from American Express Financial Advisors (the Distributor).

If you do not have a mutual fund account, you need to establish one. Your financial advisor will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

When you purchase shares for a new or existing account, your order will be priced at the next NAV calculated after your order is accepted by the Fund. If your application does not specify which class of shares you are purchasing, we will assume you are investing in Class A shares.

Important: When you open an account, you must provide your correct Taxpayer Identification Number (TIN), which is either your Social Security or Employer Identification number.

If you do not provide and certify the correct TIN, you could be subject to backup withholding of 28% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:

o   a $50 penalty for each failure to supply your correct TIN,

o a civil penalty of $500 if you make a false statement that results in no backup withholding, and

o   criminal penalties for falsifying information.

You also could be subject to backup withholding, if the IRS notifies us to do so, because you failed to report required interest or dividends on your tax return.

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23p -- AXP STATE TAX-EXEMPT FUNDS -- 2003 PROSPECTUS

How to determine the correct TIN

For this type of account:                     Use the Social Security or
                                              Employer Identification number of:
--------------------------------------------- ----------------------------------
Individual or joint account                   The individual or one of the
                                              owners listed on the joint account
--------------------------------------------- ----------------------------------
Custodian account of a minor                  The minor
(Uniform Gifts/Transfers to Minors Act)
--------------------------------------------- ----------------------------------
A revocable living trust                      The grantor-trustee (the person
                                              who puts the money into the trust)
--------------------------------------------- ----------------------------------
An irrevocable trust, pension trust or        The legal entity (not the personal
estate                                        representative or trustee, unless
                                              no legal entity is designated in
                                              the account title)
--------------------------------------------- ----------------------------------
Sole proprietorship or single-owner LLC       The owner
--------------------------------------------- ----------------------------------
Partnership or multi-member LLC               The partnership
--------------------------------------------- ----------------------------------
Corporate or LLC electing corporate status    The corporation
on Form 8837
--------------------------------------------- ----------------------------------
Association, club or tax-exempt organization  The organization
--------------------------------------------- ----------------------------------

For details on TIN requirements, contact your financial advisor to obtain a copy of federal Form W-9, "Request for Taxpayer Identification Number and Certification." You also may obtain the form on the Internet at (www.irs.gov).

Three ways to invest

1 By mail

Once your account has been established, send your check with the account number on it to:

American Express Funds
70200 AXP Financial Center
Minneapolis, MN 55474

Minimum amounts
Initial investment:        $2,000
Additional investments:    $100
Account balances:          $300

If your account balance falls below $300, you will be asked to increase it to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares can be sold and the proceeds mailed to you.

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24p -- AXP STATE TAX-EXEMPT FUNDS -- 2003 PROSPECTUS

2 By scheduled investment plan

Contact your financial advisor for assistance in setting up one of the following scheduled plans:

o   automatic payroll deduction,

o   bank authorization,

o   direct deposit of Social Security check, or

o   other plan approved by the Fund.

Minimum amounts
Initial investment:        $100
Additional investments:    $100 per payment
Account balances:          none (on a scheduled investment plan with
                           monthly payments)

If your account balance is below $2,000, you must make payments at least monthly.

3 By wire or electronic funds transfer

If you have an established account, you may wire money to:

Wells Fargo Bank Minnesota, N.A.
Minneapolis, MN 55479
Routing Transit No. 091000019

Give these instructions:

Credit American Express Financial Advisors Account #0000030015 for personal account # (your account number) for (your name). Please be sure to include all 10 digits of the American Express Financial Advisors account number, including the zeros.

If this information is not included, the order may be rejected, and all money received by the Fund, less any costs the Fund or American Express Client Service Corporation (AECSC) incurs, will be returned promptly.

Minimum amounts
Each wire investment:      $1,000

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25p -- AXP STATE TAX-EXEMPT FUNDS -- 2003 PROSPECTUS

TRANSACTIONS THROUGH AMERICAN EXPRESS BROKERAGE OR THIRD PARTIES

You may buy or sell shares through American Express Brokerage, certain 401(k) plans, banks, broker-dealers, financial advisors or other investment professionals. These organizations may charge you a fee for this service and may have different policies. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. The Fund and the Distributor are not responsible for the failure of one of these organizations to carry out its obligations to its customers. Some organizations may receive compensation from the Distributor or its affiliates for shareholder recordkeeping and similar services. Where authorized by the Fund, some organizations may designate selected agents to accept purchase or sale orders on the Fund's behalf. To buy or sell shares through American Express Brokerage or third parties or to determine if there are policy differences, please consult the American Express Brokerage Web site or your selling agent. For other pertinent information related to buying or selling shares, please refer to the appropriate section in the prospectus.

SALES CHARGES

Class A -- initial sales charge alternative

When you purchase Class A shares, you pay a sales charge as shown in the following table:

                                      Sales charge as percentage of:
Total market value         Public offering price*        Net amount invested
Up to $49,999                      4.75%                        4.99%
$50,000-$99,999                    4.25                         4.44
$100,000-$249,999                  3.50                         3.63
$250,000-$499,999                  2.50                         2.56
$500,000-$999,999                  2.00                         2.04
$1,000,000 or more                 0.00                         0.00

* Offering price includes the sales charge.

The sales charge on Class A shares may be lower than 4.75%, based on the combined market value of:

o   your current investment in this Fund,

o   your previous investment in this Fund, and

o investments you and your primary household group have made in other American Express mutual funds that have a sales charge. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21. For purposes of this policy, domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.) AXP Tax-Free Money Fund and Class A shares of AXP Cash Management Fund do not have sales charges.

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26p -- AXP STATE TAX-EXEMPT FUNDS -- 2003 PROSPECTUS

Other Class A sales charge policies

o IRA purchases or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar group, may be added together to reduce sales charges for all shares purchased through that plan, and

o if you intend to invest more than $50,000 over a period of 13 months, you can reduce the sales charges in Class A by filing a letter of intent. If purchasing shares in a brokerage account or through a third party, you must request the reduced sales charge when you buy shares. For more details, please contact your financial advisor or see the SAI.

Waivers of the sales charge for Class A shares

Sales charges do not apply to:

o current or retired board members, officers or employees of the Fund or AEFC or its subsidiaries, their spouses or domestic partners, children and parents.

o current or retired American Express financial advisors, employees of financial advisors, their spouses or domestic partners, children and parents.

o registered representatives and other employees of brokers, dealers or other financial institutions having a sales agreement with the Distributor, including their spouses, domestic partners, children and parents.

o investors who have a business relationship with a newly associated financial advisor who joined the Distributor from another investment firm provided that (1) the purchase is made within six months of the advisor's appointment date with the Distributor, (2) the purchase is made with proceeds of shares sold that were sponsored by the financial advisor's previous broker-dealer, and (3) the proceeds are the result of a sale of an equal or greater value where a sales load was assessed.

o qualified employee benefit plans offering participants daily access to American Express mutual funds. Eligibility must be determined in advance. For assistance, please contact your financial advisor. Participants in certain qualified plans where the initial sales charge is waived may be subject to a deferred sales charge of up to 4%.

o shareholders who have at least $1 million in American Express mutual funds. If the investment is sold less than one year after purchase, a CDSC of 1% will be charged. During that year, the CDSC will be waived only in the circumstances described for waivers for Class B and Class C shares.

o purchases made within 90 days after a sale of American Express Fund shares (up to the amount sold). Send the Fund a written request along with your payment, indicating the date and the amount of the sale.

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27p -- AXP STATE TAX-EXEMPT FUNDS -- 2003 PROSPECTUS

o   purchases made:

    o with dividend or capital gain distributions from this Fund or from the same class of another American Express mutual fund,

    o through or under a wrap fee product or other investment product sponsored by the Distributor or another authorized broker-dealer, investment advisor, bank or investment professional,

    o  within the University of Texas System ORP,

    o within a segregated separate account offered by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company,

    o  within the University of Massachusetts After-Tax Savings Program, or

    o through or under a subsidiary of AEFC offering Personal Trust Services' Asset-Based pricing alternative.

o shareholders whose original purchase was in a Strategist fund merged into an American Express fund in 2000.

Class B and Class C -- contingent deferred sales charge (CDSC) alternative

For Class B, the CDSC is based on the sale amount and the number of calendar years -- including the year of purchase -- between purchase and sale. The following table shows how CDSC percentages on sales decline after a purchase:

If the sale is made during the:                 The CDSC percentage rate is:
First year                                                   5%
Second year                                                  4%
Third year                                                   4%
Fourth year                                                  3%
Fifth year                                                   2%
Sixth year                                                   1%
Seventh year                                                 0%

For Class C, a 1% CDSC is charged if you sell your shares less than one year after purchase.

For both Class B and Class C, if the amount you are selling causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC is based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you never have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains.

In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

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28p -- AXP STATE TAX-EXEMPT FUNDS -- 2003 PROSPECTUS

Example

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 3-1/2 years, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 3% because the sale was made during the fourth year after the purchase.

Waivers of the sales charge for Class B and Class C shares

The CDSC will be waived on sales of shares:

o   in the event of the shareholder's death,

o   held in trust for an employee benefit plan, or

o held in IRAs or certain qualified plans if American Express Trust Company is the custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

    o  at least 59-1/2 years old AND

    o taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

    o selling under an approved substantially equal periodic payment arrangement.

EXCHANGING/SELLING SHARES

Exchanges

You can exchange your Fund shares at no charge for shares of the same class of any other publicly offered American Express mutual fund. Exchanges into AXP Tax-Free Money Fund may only be made from Class A shares. For complete information on the other fund, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after we receive your transaction request in good order.

The Fund does not permit market-timing. Do not invest in the Fund if you are a market timer.

Excessive trading (market-timing) or other abusive short-term trading practices may disrupt portfolio management strategies, harm performance and increase fund expenses.

To prevent abuse or adverse effects on the Fund and its shareholders, AECSC and the Fund reserve the right to reject any purchase orders, including exchanges, limit the amount, modify or discontinue the exchange privilege, or charge a fee to any investor we believe has a history of abusive trading or whose trading, in our judgement has been disruptive to the Fund. For example, we may exercise these rights if exchanges are too numerous or too large.

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29p -- AXP STATE TAX-EXEMPT FUNDS -- 2003 PROSPECTUS

Other exchange policies:

o   Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o   Once we receive your exchange request, you cannot cancel it.

o   Shares of the new fund may not be used on the same day for another exchange.

o If your shares are pledged as collateral, the exchange will be delayed until AECSC receives written approval from the secured party.

Selling Shares

You can sell your shares at any time. The payment will be mailed within seven days after accepting your request.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good form by the Fund, minus any applicable CDSC.


You can change your mind after requesting a sale and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV rather than the offering price on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this option, send a written request within 90 days of the date your sale request was received and include your account number. This privilege may be limited or withdrawn at any time and use of this option may have tax consequences.


The Fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

To sell or exchange shares held through an American Express Brokerage Account or with entities other than American Express Financial Advisors, please consult your selling agent. The following section explains how you can exchange or sell shares held with American Express Financial Advisors.

If you decide to sell your shares within 30 days of a telephoned-in address change, a written request is required.

Important: If you request a sale of shares you recently purchased by a check or money order that is not guaranteed, the Fund will wait for your check to clear. It may take up to 10 days from the date of purchase before payment is made. Payment may be made earlier if your bank provides evidence satisfactory to the Fund and AECSC that your check has cleared.

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30p -- AXP STATE TAX-EXEMPT FUNDS -- 2003 PROSPECTUS

Two ways to request an exchange or sale of shares

1 By letter

Include in your letter:

o   the name of the fund(s),

o   the class of shares to be exchanged or sold,

o your mutual fund account number(s) (for exchanges, both funds must be registered in the same ownership),

o   your Social Security number or Employer Identification number,

o   the dollar amount or number of shares you want to exchange or sell,

o signature(s) of registered account owner(s) (All signatures may be required. Contact AECSC for more information.),

o   for sales, indicate how you want your money delivered to you, and

o   any paper certificates of shares you hold.

Regular or express mail:
American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

2 By telephone

American Express Client Service Corporation
Telephone Transaction Service
(800) 437-3133

o The Fund and AECSC will use reasonable procedures to confirm authenticity of telephone exchange or sale requests.

o Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts. You may request that these privileges NOT apply by writing AECSC. Each registered owner must sign the request.

o Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.

o   Telephone privileges may be modified or discontinued at any time.

Minimum sale amount:       $100

Maximum sale amount:       $100,000

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31p -- AXP STATE TAX-EXEMPT FUNDS -- 2003 PROSPECTUS

Four ways to receive payment when you sell shares

1 By regular or express mail

o   Mailed to the address on record.

o   Payable to names listed on the account.

o The express mail delivery charges you pay will vary depending on the courier you select.

2 By electronic funds transfer (EFT or ACH)

o   Minimum redemption: $100.

o   Funds are deposited electronically into your bank account.

o   No charge.

o Bank account must be in the same ownership as the American Express mutual fund account.

o   Allow two to five business days from request to deposit.

o Pre-authorization required. For instructions, contact your financial advisor or AECSC.

3 By wire

o   Minimum redemption: $1,000.

o   Funds are wired electronically into your bank account.

o   Applicable wire charges will vary depending on service provided.

o Bank account must be in the same ownership as the American Express mutual fund account.

o   Allow one to two business days from request to deposit for domestic wires.

o Pre-authorization required. For instructions, contact your financial advisor or AECSC.

4 By scheduled payout plan

o   Minimum payment: $50.

o Contact your financial advisor or AECSC to set up regular payments on a monthly, bimonthly, quarterly, semiannual or annual basis.

o Purchasing new shares while under a payout plan may be disadvantageous because of the sales charges.

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32p -- AXP STATE TAX-EXEMPT FUNDS -- 2003 PROSPECTUS

Distributions and Taxes

As a shareholder you are entitled to your share of the Fund's net income and net gains. The Fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The Fund's net investment income is distributed to you as dividends. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the Fund held the security. Realized capital gains and losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

o   you request distributions in cash, or

o you direct the Fund to invest your distributions in the same class of any publicly offered American Express mutual fund for which you have previously opened an account.

We reinvest the distributions for you at the next calculated NAV after the distribution is paid.

If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

TAXES

Dividends distributed from interest earned on tax-exempt securities (exempt-interest dividends) are exempt from federal income taxes but may be subject to state and local taxes. Dividends distributed from capital gain distributions and other income earned are not exempt from federal income taxes. Distributions are taxable in the year the Fund declares them regardless of whether you take them in cash or reinvest them.

Interest on certain private activity bonds is a preference item for purposes of the individual and corporate alternative minimum taxes. To the extent the Fund earns such income, it will flow through to its shareholders and may be taxable to those shareholders who are subject to the alternative minimum tax.

Because interest on municipal bonds and notes is tax-exempt for federal income tax purposes, any interest on money you borrow that is used directly or indirectly to purchase Fund shares is not deductible on your federal income tax return. You should consult a tax advisor regarding its deductibility for state and local income tax purposes.

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

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33p -- AXP STATE TAX-EXEMPT FUNDS -- 2003 PROSPECTUS

For tax purposes, an exchange is considered a sale and purchase and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

Important: This information is a brief and selective summary of some of the tax rules that apply to this Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

Financial Highlights


The financial highlights tables are intended to help you understand each Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Funds' financial statements, is included in the annual report which, if not included with this prospectus, is available upon request.

AXP California Tax-Exempt Fund

Class A
Per share income and capital changes(a)
Fiscal period ended June 30,                                       2003         2002         2001         2000         1999
Net asset value, beginning of period                              $5.23        $5.18        $5.03        $5.18        $5.35
Income from investment operations:
Net investment income (loss)                                        .23          .24          .25          .26          .27
Net gains (losses) (both realized and unrealized)                   .14          .05          .15         (.15)        (.17)
Total from investment operations                                    .37          .29          .40          .11          .10
Less distributions:
Dividends from net investment income                               (.23)        (.24)        (.25)        (.26)        (.27)
Net asset value, end of period                                    $5.37        $5.23        $5.18        $5.03        $5.18

Ratios/supplemental data
Net assets, end of period (in millions)                            $237         $234         $231         $213         $246
Ratio of expenses to average daily net assets(c)                   .85%         .84%         .85%         .82%         .79%
Ratio of net investment income (loss)
to average daily net assets                                       4.34%        4.56%        4.79%        5.18%        4.97%
Portfolio turnover rate (excluding short-term securities)           95%          16%          11%          18%          16%
Total return(e)                                                   7.26%        5.66%        8.00%        2.19%        1.80%

See accompanying notes to financial highlights.


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34p -- AXP STATE TAX-EXEMPT FUNDS -- 2003 PROSPECTUS

AXP California Tax-Exempt Fund

Class B
Per share income and capital changes(a)
Fiscal period ended June 30,                                       2003         2002         2001        2000         1999
Net asset value, beginning of period                              $5.23        $5.17        $5.03        $5.18        $5.35
Income from investment operations:
Net investment income (loss)                                        .19          .20          .21          .22          .22
Net gains (losses) (both realized and unrealized)                   .14          .06          .14         (.15)        (.17)
Total from investment operations                                    .33          .26          .35          .07          .05
Less distributions:
Dividends from net investment income                               (.19)        (.20)        (.21)        (.22)        (.22)
Net asset value, end of period                                    $5.37        $5.23        $5.17        $5.03        $5.18

Ratios/supplemental data
Net assets, end of period (in millions)                             $27          $27          $24          $21          $21
Ratio of expenses to average daily net assets(c)                  1.60%        1.59%        1.60%        1.58%        1.53%
Ratio of net investment income (loss)
to average daily net assets                                       3.58%        3.81%        3.99%        4.43%        4.23%
Portfolio turnover rate (excluding short-term securities)           95%          16%          11%          18%          16%
Total return(e)                                                   6.44%        5.07%        6.98%        1.44%        1.03%

Class C
Per share income and capital changes(a)
Fiscal period ended June 30,                                       2003         2002         2001        2000(b)
Net asset value, beginning of period                              $5.24        $5.18        $5.03        $5.02
Income from investment operations:
Net investment income (loss)                                        .19          .20          .21           --
Net gains (losses) (both realized and unrealized)                   .14          .06          .15          .01
Total from investment operations                                    .33          .26          .36          .01
Less distributions:
Dividends from net investment income                               (.19)        (.20)        (.21)          --
Net asset value, end of period                                    $5.38        $5.24        $5.18        $5.03

Ratios/supplemental data
Net assets, end of period (in millions)                              $5           $3           $1          $--
Ratio of expenses to average daily net assets(c)                  1.61%        1.60%        1.60%        1.58%(d)
Ratio of net investment income (loss)
to average daily net assets                                       3.56%        3.86%        4.04%        4.43%(d)
Portfolio turnover rate (excluding short-term securities)           95%          16%          11%          18%
Total return(e)                                                   6.43%        5.07%        7.20%         .20%(f)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.


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35p -- AXP STATE TAX-EXEMPT FUNDS -- 2003 PROSPECTUS

AXP Massachusetts Tax-Exempt Fund

Class A
Per share income and capital changes(a)
Fiscal period ended June 30,                                       2003         2002         2001         2000         1999
Net asset value, beginning of period                              $5.37        $5.28        $5.11        $5.39        $5.56
Income from investment operations:
Net investment income (loss)                                        .19          .22          .27          .27          .27
Net gains (losses) (both realized and unrealized)                   .16          .09          .17         (.27)        (.17)
Total from investment operations                                    .35          .31          .44           --          .10
Less distributions:
Dividends from net investment income                               (.19)        (.22)        (.27)        (.28)        (.27)
Distributions from realized gains                                  (.02)          --           --           --           --
Total distributions                                                (.21)        (.22)        (.27)        (.28)        (.27)
Net asset value, end of period                                    $5.51        $5.37        $5.28        $5.11        $5.39

Ratios/supplemental data
Net assets, end of period (in millions)                             $73          $66          $65          $59          $70
Ratio of expenses to average daily net assets(c)                   .88%(e)      .91%         .95%         .93%         .81%
Ratio of net investment income (loss)
to average daily net assets                                       3.57%        4.11%        5.04%        5.28%        4.99%
Portfolio turnover rate (excluding short-term securities)          141%          53%           4%           7%           5%
Total return(h)                                                   6.73%        5.94%        8.64%         .04%        1.72%

Class B
Per share income and capital changes(a)
Fiscal period ended June 30,                                       2003         2002         2001         2000         1999
Net asset value, beginning of period                              $5.37        $5.28        $5.11        $5.39        $5.56
Income from investment operations:
Net investment income (loss)                                        .15          .18          .23          .24          .23
Net gains (losses) (both realized and unrealized)                   .16          .09          .17         (.28)        (.17)
Total from investment operations                                    .31          .27          .40        (.04)          .06
Less distributions:
Dividends from net investment income                               (.15)        (.18)        (.23)        (.24)        (.23)
Distributions from realized gains                                  (.02)          --           --           --           --
Total distributions                                                (.17)        (.18)        (.23)        (.24)        (.23)
Net asset value, end of period                                    $5.51        $5.37        $5.28        $5.11        $5.39

Ratios/supplemental data
Net assets, end of period (in millions)                             $24          $24          $18          $16          $17
Ratio of expenses to average daily net assets(c)                  1.63%(f)     1.66%        1.70%        1.69%        1.56%
Ratio of net investment income (loss)
to average daily net assets                                       2.81%        3.34%        4.28%        4.53%        4.25%
Portfolio turnover rate (excluding short-term securities)          141%          53%           4%           7%           5%
Total return(h)                                                   5.92%        5.15%        7.83%        (.71%)        .96%

See accompanying notes to financial highlights.


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36p -- AXP STATE TAX-EXEMPT FUNDS -- 2003 PROSPECTUS

AXP Massachusetts Tax-Exempt Fund

Class C
Per share income and capital changes(a)
Fiscal period ended June 30,                                       2003         2002         2001      2000(b)
Net asset value, beginning of period                              $5.37        $5.28        $5.11        $5.10
Income from investment operations:
Net investment income (loss)                                        .15          .18          .23           --
Net gains (losses) (both realized and unrealized)                   .16          .09          .17          .01
Total from investment operations                                    .31          .27          .40          .01
Less distributions:
Dividends from net investment income                               (.15)        (.18)        (.23)          --
Distributions from realized gains                                  (.02)          --           --           --
Total distributions                                                (.17)        (.18)        (.23)          --
Net asset value, end of period                                    $5.51        $5.37        $5.28        $5.11

Ratios/supplemental data
Net assets, end of period (in millions)                              $2           $2           $1          $--
Ratio of expenses to average daily net assets(c)                  1.64%(g)     1.66%        1.70%        1.69%(d)
Ratio of net investment income (loss)
to average daily net assets                                       2.88%        3.32%        4.30%        4.53%(d)
Portfolio turnover rate (excluding short-term securities)          141%          53%           4%           7%
Total return(h)                                                   5.91%        5.16%        7.84%         .20%(i)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class A would have been 0.92% for the year ended June 30, 2003.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class B would have been 1.68% for the year ended June 30, 2003.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class C would have been 1.68% for the year ended June 30, 2003.

(h)  Total return does not reflect payment of a sales charge.

(i)  Not annualized.


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37p -- AXP STATE TAX-EXEMPT FUNDS -- 2003 PROSPECTUS

AXP Michigan Tax-Exempt Fund

Class A
Per share income and capital changes(a)
Fiscal period ended June 30,                                       2003         2002         2001         2000         1999
Net asset value, beginning of period                              $5.33        $5.27        $5.09        $5.38        $5.57
Income from investment operations:
Net investment income (loss)                                        .22          .24          .27          .27          .28
Net gains (losses) (both realized and unrealized)                   .19          .06          .18         (.29)        (.17)
Total from investment operations                                    .41          .30          .45         (.02)         .11
Less distributions:
Dividends from net investment income                               (.22)        (.24)        (.27)        (.27)        (.28)
Distributions from realized gains                                  (.05)          --           --           --         (.02)
Total distributions                                                (.27)        (.24)        (.27)        (.27)        (.30)
Net asset value, end of period                                    $5.47        $5.33        $5.27        $5.09        $5.38

Ratios/supplemental data
Net assets, end of period (in millions)                             $70          $70          $67          $65          $77
Ratio of expenses to average daily net assets(c)                   .88%(e)      .92%         .95%         .89%         .83%
Ratio of net investment income (loss)
to average daily net assets                                       4.06%        4.57%        5.09%        5.30%        5.00%
Portfolio turnover rate (excluding short-term securities)          113%          33%           4%          12%          20%
Total return(h)                                                   8.00%        5.83%        8.90%        (.14%)       1.92%

Class B
Per share income and capital changes(a)
Fiscal period ended June 30,                                       2003         2002         2001         2000         1999
Net asset value, beginning of period                              $5.33        $5.27        $5.09        $5.38        $5.57
Income from investment operations:
Net investment income (loss)                                        .18          .20          .23          .23          .24
Net gains (losses) (both realized and unrealized)                   .19          .06          .18         (.29)        (.17)
Total from investment operations                                    .37          .26          .41         (.06)         .07
Less distributions:
Dividends from net investment income                               (.18)        (.20)        (.23)        (.23)        (.24)
Distributions from realized gains                                  (.05)          --           --           --         (.02)
Total distributions                                                (.23)        (.20)        (.23)        (.23)        (.26)
Net asset value, end of period                                    $5.47        $5.33        $5.27        $5.09        $5.38

Ratios/supplemental data
Net assets, end of period (in millions)                              $9           $8           $6           $6           $7
Ratio of expenses to average daily net assets(c)                  1.63%(f)     1.67%        1.70%        1.64%        1.59%
Ratio of net investment income (loss)
to average daily net assets                                       3.28%        3.82%        4.34%        4.55%        4.25%
Portfolio turnover rate (excluding short-term securities)          113%          33%           4%          12%          20%
Total return(h)                                                   7.18%        5.04%        8.09%        (.92%)       1.17%

See accompanying notes to financial highlights.


--------------------------------------------------------------------------------
38p -- AXP STATE TAX-EXEMPT FUNDS -- 2003 PROSPECTUS

AXP Michigan Tax-Exempt Fund

Class C
Per share income and capital changes(a)
Fiscal period ended June 30,                                       2003         2002         2001      2000(b)
Net asset value, beginning of period                              $5.33        $5.27        $5.09        $5.08
Income from investment operations:
Net investment income (loss)                                        .18          .20          .22           --
Net gains (losses) (both realized and unrealized)                   .19          .06          .18          .01
Total from investment operations                                    .37          .26          .40          .01
Less distributions:
Dividends from net investment income                               (.18)        (.20)        (.22)          --
Distributions from realized gains                                  (.05)          --           --           --
Total distributions                                                (.23)        (.20)        (.22)          --
Net asset value, end of period                                    $5.47        $5.33        $5.27        $5.09

Ratios/supplemental data
Net assets, end of period (in millions)                              $2           $1          $--          $--
Ratio of expenses to average daily net assets(c)                  1.63%(g)     1.66%        1.70%        1.64%(d)
Ratio of net investment income (loss)
to average daily net assets                                       3.27%        3.80%        4.36%        4.23%(d)
Portfolio turnover rate (excluding short-term securities)          113%          33%           4%          12%
Total return(h)                                                   7.18%        5.05%        8.02%         .20%(i)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class A would have been 0.93% for the year ended June 30, 2003.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class B would have been 1.69% for the year ended June 30, 2003.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class C would have been 1.69% for the year ended June 30, 2003.

(h)  Total return does not reflect payment of a sales charge.

(i)  Not annualized.


--------------------------------------------------------------------------------
39p -- AXP STATE TAX-EXEMPT FUNDS -- 2003 PROSPECTUS

AXP Minnesota Tax-Exempt Fund

Class A
Per share income and capital changes(a)
Fiscal period ended June 30,                                       2003         2002         2001         2000         1999
Net asset value, beginning of period                              $5.20        $5.14        $5.00        $5.26        $5.41
Income from investment operations:
Net investment income (loss)                                        .22          .25          .28          .29          .29
Net gains (losses) (both realized and unrealized)                   .17          .06          .14         (.27)        (.15)
Total from investment operations                                    .39          .31          .42          .02          .14
Less distributions:
Dividends from net investment income                               (.22)        (.25)        (.28)        (.28)        (.29)
Net asset value, end of period                                    $5.37        $5.20        $5.14        $5.00        $5.26

Ratios/supplemental data
Net assets, end of period (in millions)                            $393         $375         $357         $340         $406
Ratio of expenses to average daily net assets(c)                   .84%         .83%         .84%         .82%         .78%
Ratio of net investment income (loss)
to average daily net assets                                       4.26%        4.82%        5.45%        5.68%        5.37%
Portfolio turnover rate (excluding short-term securities)           73%          36%           4%          18%          13%
Total return(e)                                                   7.78%        6.15%        8.53%         .60%        2.62%

Class B
Per share income and capital changes(a)
Fiscal period ended June 30,                                       2003         2002         2001         2000         1999
Net asset value, beginning of period                              $5.20        $5.14        $5.00        $5.26        $5.41
Income from investment operations:
Net investment income (loss)                                        .18          .21          .24          .25          .25
Net gains (losses) (both realized and unrealized)                   .17          .06          .14         (.26)        (.15)
Total from investment operations                                    .35          .27          .38         (.01)         .10
Less distributions:
Dividends from net investment income                               (.18)        (.21)        (.24)        (.25)        (.25)
Net asset value, end of period                                    $5.37        $5.20        $5.14        $5.00        $5.26

Ratios/supplemental data
Net assets, end of period (in millions)                             $68          $64          $53          $44          $46
Ratio of expenses to average daily net assets(c)                  1.59%        1.59%        1.60%        1.58%        1.54%
Ratio of net investment income (loss)
to average daily net assets                                       3.48%        4.02%        4.70%        4.94%        4.61%
Portfolio turnover rate (excluding short-term securities)           73%          36%           4%          18%          13%
Total return(e)                                                   6.97%        5.36%        7.72%        (.16%)       1.85%

See accompanying notes to financial highlights.


--------------------------------------------------------------------------------
40p -- AXP STATE TAX-EXEMPT FUNDS -- 2003 PROSPECTUS

AXP Minnesota Tax-Exempt Fund

Class C
Per share income and capital changes(a)
Fiscal period ended June 30,                                       2003         2002         2001      2000(b)
Net asset value, beginning of period                              $5.20        $5.14        $5.00        $4.99
Income from investment operations:
Net investment income (loss)                                        .18          .21          .24           --
Net gains (losses) (both realized and unrealized)                   .17          .06          .14          .01
Total from investment operations                                    .35          .27          .38          .01
Less distributions:
Dividends from net investment income                               (.18)        (.21)        (.24)          --
Net asset value, end of period                                    $5.37        $5.20        $5.14        $5.00

Ratios/supplemental data
Net assets, end of period (in millions)                              $9           $5           $2          $--
Ratio of expenses to average daily net assets(c)                  1.60%        1.59%        1.59%        1.58%(d)
Ratio of net investment income (loss)
to average daily net assets                                       3.44%        4.04%        4.74%        4.94%(d)
Portfolio turnover rate (excluding short-term securities)           73%          36%           4%          18%
Total return(e)                                                   6.96%        5.36%        7.75%         .20%(f)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.


--------------------------------------------------------------------------------
41p -- AXP STATE TAX-EXEMPT FUNDS -- 2003 PROSPECTUS

AXP New York Tax-Exempt Fund

Class A
Per share income and capital changes(a)
Fiscal period ended June 30,                                       2003         2002         2001         2000         1999
Net asset value, beginning of period                              $5.16        $5.12        $4.92        $5.15        $5.29
Income from investment operations:
Net investment income (loss)                                        .20          .22          .25          .27          .25
Net gains (losses) (both realized and unrealized)                   .22          .04          .20         (.23)        (.14)
Total from investment operations                                    .42          .26          .45          .04          .11
Less distributions:
Dividends from net investment income                               (.20)        (.22)        (.25)        (.27)        (.25)
Distributions from realized gains                                  (.02)          --           --           --           --
Total distributions                                                (.22)        (.22)        (.25)        (.27)        (.25)
Net asset value, end of period                                    $5.36        $5.16        $5.12        $4.92        $5.15

Ratios/supplemental data
Net assets, end of period (in millions)                             $97          $92          $88          $85         $102
Ratio of expenses to average daily net assets(c)                   .88%(e)      .90%         .91%         .88%         .82%
Ratio of net investment income (loss)
to average daily net assets                                       3.88%        4.38%        4.90%        5.27%        4.93%
Portfolio turnover rate (excluding short-term securities)           91%          44%          13%          11%           8%
Total return(h)                                                   8.43%        5.26%        9.28%         .77%        2.04%

Class B
Per share income and capital changes(a)
Fiscal period ended June 30,                                       2003         2002         2001         2000         1999
Net asset value, beginning of period                              $5.16        $5.12        $4.92        $5.15        $5.29
Income from investment operations:
Net investment income (loss)                                        .16          .19          .21          .23          .21
Net gains (losses) (both realized and unrealized)                   .22          .04          .20         (.23)        (.14)
Total from investment operations                                    .38          .23          .41           --          .07
Less distributions:
Dividends from net investment income                               (.16)        (.19)        (.21)        (.23)        (.21)
Distributions from realized gains                                  (.02)          --           --           --           --
Total distributions                                                (.18)        (.19)        (.21)        (.23)        (.21)
Net asset value, end of period                                    $5.36        $5.16        $5.12        $4.92        $5.15

Ratios/supplemental data
Net assets, end of period (in millions)                             $18          $18          $16          $13          $14
Ratio of expenses to average daily net assets(c)                  1.63%(f)     1.65%        1.66%        1.63%        1.57%
Ratio of net investment income (loss)
to average daily net assets                                       3.13%        3.60%        4.14%        4.54%        4.20%
Portfolio turnover rate (excluding short-term securities)           91%          44%          13%          11%           8%
Total return(h)                                                   7.61%        4.48%        8.47%         .01%        1.28%

See accompanying notes to financial highlights.


--------------------------------------------------------------------------------
42p -- AXP STATE TAX-EXEMPT FUNDS -- 2003 PROSPECTUS

AXP New York Tax-Exempt Fund

Class C
Per share income and capital changes(a)
Fiscal period ended June 30,                                       2003         2002         2001      2000(b)
Net asset value, beginning of period                              $5.16        $5.11        $4.92        $4.91
Income from investment operations:
Net investment income (loss)                                        .16          .19          .21           --
Net gains (losses) (both realized and unrealized)                   .22          .05          .19          .01
Total from investment operations                                    .38          .24          .40          .01
Less distributions:
Dividends from net investment income                               (.16)        (.19)        (.21)          --
Distributions from realized gains                                  (.02)          --           --           --
Total distributions                                                (.18)        (.19)        (.21)          --
Net asset value, end of period                                    $5.36        $5.16        $5.11        $4.92

Ratios/supplemental data
Net assets, end of period (in millions)                              $2           $1          $--          $--
Ratio of expenses to average daily net assets(c)                  1.64%(g)     1.66%        1.66%        1.63%(d)
Ratio of net investment income (loss)
to average daily net assets                                       3.07%        3.69%        4.09%        4.54%(d)
Portfolio turnover rate (excluding short-term securities)           91%          44%          13%          11%
Total return(h)                                                   7.60%        4.68%        8.26%         .20%(i)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class A would have been 0.90% for the year ended June 30, 2003.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class B would have been 1.66% for the year ended June 30, 2003.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class C would have been 1.66% for the year ended June 30, 2003.

(h)  Total return does not reflect payment of a sales charge.

(i)  Not annualized.


--------------------------------------------------------------------------------
43p -- AXP STATE TAX-EXEMPT FUNDS -- 2003 PROSPECTUS

AXP Ohio Tax-Exempt Fund

Class A
Per share income and capital changes(a)
Fiscal period ended June 30,                                       2003         2002         2001         2000         1999
Net asset value, beginning of period                              $5.35        $5.27        $5.13        $5.36        $5.50
Income from investment operations:
Net investment income (loss)                                        .18          .22          .27          .27          .27
Net gains (losses) (both realized and unrealized)                   .19          .08          .14         (.23)        (.14)
Total from investment operations                                    .37          .30          .41          .04          .13
Less distributions:
Dividends from net investment income                               (.18)        (.22)        (.27)        (.27)        (.27)
Distributions from realized gains                                  (.11)          --           --           --           --
Total distributions                                                (.29)        (.22)        (.27)        (.27)        (.27)
Net asset value, end of period                                    $5.43        $5.35        $5.27        $5.13        $5.36

Ratios/supplemental data
Net assets, end of period (in millions)                             $67          $69          $67          $60          $69
Ratio of expenses to average daily net assets(c)                   .88%(e)      .91%         .93%         .88%         .88%
Ratio of net investment income (loss)
to average daily net assets                                       3.40%        4.22%        4.98%        5.31%        5.02%
Portfolio turnover rate (excluding short-term securities)          194%          33%           3%          13%           5%
Total return(h)                                                   7.08%        5.87%        7.95%         .91%        2.50%

Class B
Per share income and capital changes(a)
Fiscal period ended June 30,                                       2003         2002         2001         2000         1999
Net asset value, beginning of period                              $5.34        $5.27        $5.13        $5.36        $5.50
Income from investment operations:
Net investment income (loss)                                        .14          .18          .23          .23          .23
Net gains (losses) (both realized and unrealized)                   .20          .07          .14         (.23)        (.14)
Total from investment operations                                    .34          .25          .37           --          .09
Less distributions:
Dividends from net investment income                               (.14)        (.18)        (.23)        (.23)        (.23)
Distributions from realized gains                                  (.11)          --           --           --           --
Total distributions                                                (.25)        (.18)        (.23)        (.23)        (.23)
Net asset value, end of period                                    $5.43        $5.34        $5.27        $5.13        $5.36

Ratios/supplemental data
Net assets, end of period (in millions)                             $13          $12           $8           $7           $8
Ratio of expenses to average daily net assets(c)                  1.63%(f)     1.66%        1.68%        1.64%        1.63%
Ratio of net investment income (loss)
to average daily net assets                                       2.62%        3.46%        4.23%        4.55%        4.27%
Portfolio turnover rate (excluding short-term securities)          194%          33%           3%          13%           5%
Total return(h)                                                   6.47%        4.89%        7.15%         .14%        1.75%

See accompanying notes to financial highlights.


--------------------------------------------------------------------------------
44p -- AXP STATE TAX-EXEMPT FUNDS -- 2003 PROSPECTUS

AXP Ohio Tax-Exempt Fund

Class C
Per share income and capital changes(a)
Fiscal period ended June 30,                                       2003         2002         2001      2000(b)
Net asset value, beginning of period                              $5.35        $5.28        $5.13        $5.12
Income from investment operations:
Net investment income (loss)                                        .14          .18          .22           --
Net gains (losses) (both realized and unrealized)                   .19          .07          .15          .01
Total from investment operations                                    .33          .25          .37          .01
Less distributions:
Dividends from net investment income                               (.14)        (.18)        (.22)          --
Distributions from realized gains                                  (.11)          --           --           --
Total distributions                                                (.25)        (.18)        (.22)          --
Net asset value, end of period                                    $5.43        $5.35        $5.28        $5.13

Ratios/supplemental data
Net assets, end of period (in millions)                              $3           $1           $1          $--
Ratio of expenses to average daily net assets(c)                  1.63%(g)     1.66%        1.68%        1.64%(d)
Ratio of net investment income (loss)
to average daily net assets                                       2.54%        3.45%        4.26%        4.55%(d)
Portfolio turnover rate (excluding short-term securities)          194%          33%           3%          13%
Total return(h)                                                   6.26%        4.89%        7.27%         .20%(i)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class A would have been 0.92% for the year ended June 30, 2003.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class B would have been 1.68% for the year ended June 30, 2003.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class C would have been 1.68% for the year ended June 30, 2003.

(h)  Total return does not reflect payment of a sales charge.

(i)  Not annualized.


--------------------------------------------------------------------------------
45p -- AXP STATE TAX-EXEMPT FUNDS -- 2003 PROSPECTUS

Appendix

2003 California Tax-Exempt/Taxable Equivalent Yield Calculation

The following tables determine combined federal and state taxable yield equivalents for given rates of tax-exempt income.

Step 1: Calculating Your Marginal Tax Rate

Using your Taxable Income and Adjusted Gross Income as guides, you can locate your marginal tax rate in the table below. The same process is used for the Qualifying Dividend Rates and the Ordinary Income Rates.

First, locate your Taxable Income in a filing status and income range in the left-hand column. Then, locate your adjusted Gross Income at the top of the chart. At the point where your Taxable Income line meets your Adjusted Gross Income column, the percentage shown is an approximation of your Marginal Tax Rate.

Example: Assume you are comparing Ordinary Income Rates to Tax-Exempt Rates, you are married filing jointly, your taxable income is $138,000 and your adjusted gross income is $175,000. Under Ordinary Income Rates, Taxable Income Married Filing Jointly, $138,000 is in the $114,650 - $174,700 row. Under Adjusted Gross Income, $175,000 is in the $139,500 to $209,250 column. The Taxable Income line and Adjusted Gross Income column meet at 35.46%. This is the rate you will use in Step 2.

Qualifying dividend rates

Taxable income                            Adjusted gross income
--------------------------------------------------------------------------------
                                $0        $139,500     $209,250
                                to           to           to          Over
Married filing jointly       $139,500    $209,250(1)  $331,750(2)  $331,750(1)
--------------------------------------------------------------------------------
$       0 -  $ 11,668          5.95%
   11,668 -    27,659          6.90
   27,659 -    43,651          8.80
   43,651 -    56,800         10.70
   56,800 -    60,596         20.10
   60,596 -    76,582         21.80
Over 76,582                   22.91        23.31%       23.98%       23.31%
--------------------------------------------------------------------------------

Taxable income                            Adjusted gross income
--------------------------------------------------------------------------------
                                $0        $139,500
                                to           to          Over
Single                       $139,500    $262,000(2)  $262,000(1)
--------------------------------------------------------------------------------
$       0 -   $  5,834          5.95%
    5,834 -      7,000          6.90
    7,000 -     13,829          6.90
   13,829 -     21,826          8.80
   21,826 -     28,400         10.70
   28,400 -     30,298         20.10
   30,298 -     38,291         21.80
Over 38,291                    22.91        23.65%       23.31%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
46p -- AXP STATE TAX-EXEMPT FUNDS -- 2003 PROSPECTUS

Ordinary income rates
Taxable income                                Adjusted gross income
--------------------------------------------------------------------------------
                                   $0        $139,500     $209,250
                                   to           to           to          Over
Married filing jointly         $139,500    $209,250(1)  $331,750(2)  $331,750(1)
--------------------------------------------------------------------------------
$       0 -   $ 11,668             10.90%
   11,668 -     14,000             11.80
   14,000 -     27,659             16.70
   27,659 -     43,651             18.40
   43,651 -     56,800             20.10
   56,800 -     60,596             29.50
   60,596 -     76,582             31.00
   76,582 -    114,650             31.98        32.66%
  114,650 -    174,700             34.70        35.46        36.70%
  174,700 -    311,950             39.23        40.13        41.59        40.13%
Over 311,950                       41.05                     43.55(3)     42.00
--------------------------------------------------------------------------------

Taxable income                                Adjusted gross income
--------------------------------------------------------------------------------
                                    $0        $139,500
                                    to           to          Over
Single                           $139,500    $262,000(2)  $262,000(1)
--------------------------------------------------------------------------------
$       0 -   $  5,834             10.90%
    5,834 -      7,000             11.80
    7,000 -     13,829             16.70
   13,829 -     21,826             18.40
   21,826 -     28,400             20.10
   28,400 -     30,298             29.50
   30,298 -     38,291             31.00
   38,291 -     68,800             31.98
   68,800 -    143,500             34.70        36.08%
  143,500 -    311,950             39.23        40.86        40.13%
Over 311,950                       41.05                     42.00
--------------------------------------------------------------------------------

(1) Assumes a phase-out of itemized deduction.

(2) Assumes a phase-out of itemized deductions and personal exemptions.

(3) This rate applies only to the limited case where the couple's AGI is $331,750 or less and their taxable income exceeds $311,950.


--------------------------------------------------------------------------------
47p -- AXP STATE TAX-EXEMPT FUNDS -- 2003 PROSPECTUS

Step 2: Determining Your Federal Taxable Yield Equivalent

Using 35.46%, you may determine that a tax-exempt yield of 3% is equivalent to earning a taxable 4.65% yield.

                                                      For these Tax-Exempt Rates:
             1.00%   1.50%    2.00%    2.50%    3.00%    3.50%   4.00%    4.50%    5.00%    5.50%   6.00%
Marginal
Tax Rates                                 The Tax-Equivalent Yields Are (%):
   5.95%     1.06    1.59     2.13     2.66     3.19     3.72    4.25     4.78     5.32     5.85    6.38
   6.90%     1.07    1.61     2.15     2.69     3.22     3.76    4.30     4.83     5.37     5.91    6.44
   8.80%     1.10    1.64     2.19     2.74     3.29     3.84    4.39     4.93     5.48     6.03    6.58
  10.70%     1.12    1.68     2.24     2.80     3.36     3.92    4.48     5.04     5.60     6.16    6.72
  10.90%     1.12    1.68     2.24     2.81     3.37     3.93    4.49     5.05     5.61     6.17    6.73
  11.80%     1.13    1.70     2.27     2.83     3.40     3.97    4.54     5.10     5.67     6.24    6.80
  16.70%     1.20    1.80     2.40     3.00     3.60     4.20    4.80     5.40     6.00     6.60    7.20
  18.40%     1.23    1.84     2.45     3.06     3.68     4.29    4.90     5.51     6.13     6.74    7.35
  20.10%     1.25    1.88     2.50     3.13     3.75     4.38    5.01     5.63     6.26     6.88    7.51
  21.80%     1.28    1.92     2.56     3.20     3.84     4.48    5.12     5.75     6.39     7.03    7.67
  22.91%     1.30    1.95     2.59     3.24     3.89     4.54    5.19     5.84     6.49     7.13    7.78
  23.31%     1.30    1.96     2.61     3.26     3.91     4.56    5.22     5.87     6.52     7.17    7.82
  23.65%     1.31    1.96     2.62     3.27     3.93     4.58    5.24     5.89     6.55     7.20    7.86
  23.98%     1.32    1.97     2.63     3.29     3.95     4.60    5.26     5.92     6.58     7.23    7.89
  29.50%     1.42    2.13     2.84     3.55     4.26     4.96    5.67     6.38     7.09     7.80    8.51
  31.00%     1.45    2.17     2.90     3.62     4.35     5.07    5.80     6.52     7.25     7.97    8.70
  31.98%     1.47    2.21     2.94     3.68     4.41     5.15    5.88     6.62     7.35     8.09    8.82
  32.66%     1.49    2.23     2.97     3.71     4.46     5.20    5.94     6.68     7.43     8.17    8.91
  34.70%     1.53    2.30     3.06     3.83     4.59     5.36    6.13     6.89     7.66     8.42    9.19
  35.46%     1.55    2.32     3.10     3.87     4.65     5.42    6.20     6.97     7.75     8.52    9.30
  36.08%     1.56    2.35     3.13     3.91     4.69     5.48    6.26     7.04     7.82     8.60    9.39
  36.70%     1.58    2.37     3.16     3.95     4.74     5.53    6.32     7.11     7.90     8.69    9.48
  39.23%     1.65    2.47     3.29     4.11     4.94     5.76    6.58     7.40     8.23     9.05    9.87
  40.13%     1.67    2.51     3.34     4.18     5.01     5.85    6.68     7.52     8.35     9.19   10.02
  40.86%     1.69    2.54     3.38     4.23     5.07     5.92    6.76     7.61     8.45     9.30   10.15
  41.05%     1.70    2.54     3.39     4.24     5.09     5.94    6.79     7.63     8.48     9.33   10.18
  41.59%     1.71    2.57     3.42     4.28     5.14     5.99    6.85     7.70     8.56     9.42   10.27
  42.00%     1.72    2.59     3.45     4.31     5.17     6.03    6.90     7.76     8.62     9.48   10.34
  43.55%     1.77    2.66     3.54     4.43     5.31     6.20    7.09     7.97     8.86     9.74   10.63


--------------------------------------------------------------------------------
48p -- AXP STATE TAX-EXEMPT FUNDS -- 2003 PROSPECTUS

Appendix

2003 Massachusetts Tax-Exempt/Taxable Equivalent Yield Calculation

The following tables determine combined federal and state taxable yield equivalents for given rates of tax-exempt income.

Step 1: Calculating Your Marginal Tax Rate

Using your Taxable Income and Adjusted Gross Income as guides, you can locate your marginal tax rate in the table below. The same process is used for the Qualifying Dividend Rates and the Ordinary Income Rates.

First, locate your Taxable Income in a filing status and income range in the left-hand column. Then, locate your adjusted Gross Income at the top of the chart. At the point where your Taxable Income line meets your Adjusted Gross Income column, the percentage shown is an approximation of your Marginal Tax Rate.

Example: Assume you are comparing Ordinary Income Rates to Tax-Exempt Rates, you are married filing jointly, your taxable income is $138,000 and your adjusted gross income is $175,000. Under Ordinary Income Rates, Taxable Income Married Filing Jointly, $138,000 is in the $114,650 - $174,700 row. Under Adjusted Gross Income, $175,000 is in the $139,500 to $209,250 column. The Taxable Income line and Adjusted Gross Income column meet at 32.40%. This is the rate you will use in Step 2.

Qualifying dividend rates
Taxable income                                Adjusted gross income
--------------------------------------------------------------------------------
                                 $0        $139,500     $209,250
                                 to           to           to          Over
Married filing jointly        $139,500    $209,250(1)  $331,750(2)  $331,750(1)
--------------------------------------------------------------------------------
$       0 -   $ 56,800          9.75%
Over 56,800                    19.25        19.68%       20.37%       19.68%
--------------------------------------------------------------------------------

Taxable income                                Adjusted gross income
--------------------------------------------------------------------------------
                                 $0        $139,500
                                 to           to          Over
Single                        $139,500    $262,000(2)  $262,000(1)
--------------------------------------------------------------------------------
$       0 -   $ 28,400          9.75%
Over 28,400                    19.25        20.03%       19.68%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
49p -- AXP STATE TAX-EXEMPT FUNDS -- 2003 PROSPECTUS

Ordinary income rates
Taxable income                                Adjusted gross income
--------------------------------------------------------------------------------
                                  $0        $139,500     $209,250
                                  to           to           to          Over
Married filing jointly        $139,500    $209,250(1)  $331,750(2)  $331,750(1)
--------------------------------------------------------------------------------
$       0 -   $ 14,000         14.50%
   14,000 -     56,800         19.25
   56,800 -    114,650         28.75         29.46%
  114,650 -    174,700         31.60         32.40        33.70%
  174,700 -    311,950         36.35         37.29        38.82        37.29%
Over 311,950                   38.25                      40.87(3)     39.25
--------------------------------------------------------------------------------

Taxable income                                Adjusted gross income
--------------------------------------------------------------------------------
                                 $0        $139,500
                                 to           to          Over
Single                        $139,500    $262,000(2)  $262,000(1)
--------------------------------------------------------------------------------
$       0 -   $  7,000         14.50%
    7,000 -     28,400         19.25
   28,400 -     68,800         28.75
   68,800 -    143,500         31.60        33.05%
  143,500 -    311,950         36.35        38.06        37.29%
Over 311,950                   38.25                     39.25
--------------------------------------------------------------------------------

(1)  Assumes a phase-out of itemized deduction.

(2)  Assumes a phase-out of itemized deductions and personal exemptions.

(3) This rate applies only to the limited case where the couple's AGI is $331,750 or less and their taxable income exceeds $311,950.


--------------------------------------------------------------------------------
50p -- AXP STATE TAX-EXEMPT FUNDS -- 2003 PROSPECTUS

Step 2: Determining Your Federal Taxable Yield Equivalent

Using 32.40%, you may determine that a tax-exempt yield of 3% is equivalent to earning a taxable 4.44% yield.

                                              For these Tax-Exempt Rates:
             1.00%   1.50%    2.00%    2.50%    3.00%    3.50%   4.00%    4.50%    5.00%    5.50%   6.00%
Marginal
Tax Rates                                 The Tax-Equivalent Yields Are (%):
   9.75%     1.11    1.66     2.22     2.77     3.32     3.88    4.43     4.99     5.54     6.09    6.65
  14.50%     1.17    1.75     2.34     2.92     3.51     4.09    4.68     5.26     5.85     6.43    7.02
  19.25%     1.24    1.86     2.48     3.10     3.72     4.33    4.95     5.57     6.19     6.81    7.43
  19.68%     1.25    1.87     2.49     3.11     3.74     4.36    4.98     5.60     6.23     6.85    7.47
  20.03%     1.25    1.88     2.50     3.13     3.75     4.38    5.00     5.63     6.25     6.88    7.50
  20.37%     1.26    1.88     2.51     3.14     3.77     4.40    5.02     5.65     6.28     6.91    7.53
  28.75%     1.40    2.11     2.81     3.51     4.21     4.91    5.61     6.32     7.02     7.72    8.42
  29.46%     1.42    2.13     2.84     3.54     4.25     4.96    5.67     6.38     7.09     7.80    8.51
  31.60%     1.46    2.19     2.92     3.65     4.39     5.12    5.85     6.58     7.31     8.04    8.77
  32.40%     1.48    2.22     2.96     3.70     4.44     5.18    5.92     6.66     7.40     8.14    8.88
  33.05%     1.49    2.24     2.99     3.73     4.48     5.23    5.97     6.72     7.47     8.22    8.96
  33.70%     1.51    2.26     3.02     3.77     4.52     5.28    6.03     6.79     7.54     8.30    9.05
  36.35%     1.57    2.36     3.14     3.93     4.71     5.50    6.28     7.07     7.86     8.64    9.43
  37.29%     1.59    2.39     3.19     3.99     4.78     5.58    6.38     7.18     7.97     8.77    9.57
  38.06%     1.61    2.42     3.23     4.04     4.84     5.65    6.46     7.27     8.07     8.88    9.69
  38.25%     1.62    2.43     3.24     4.05     4.86     5.67    6.48     7.29     8.10     8.91    9.72
  38.82%     1.63    2.45     3.27     4.09     4.90     5.72    6.54     7.36     8.17     8.99    9.81
  39.25%     1.65    2.47     3.29     4.12     4.94     5.76    6.58     7.41     8.23     9.05    9.88
  40.87%     1.69    2.54     3.38     4.23     5.07     5.92    6.76     7.61     8.46     9.30   10.15


--------------------------------------------------------------------------------
51p -- AXP STATE TAX-EXEMPT FUNDS -- 2003 PROSPECTUS

Appendix

2003 Michigan Tax-Exempt/Taxable Equivalent Yield Calculation

The following tables determine combined federal and state taxable yield equivalents for given rates of tax-exempt income.

Step 1: Calculating Your Marginal Tax Rate

Using your Taxable Income and Adjusted Gross Income as guides, you can locate your marginal tax rate in the table below. The same process is used for the Qualifying Dividend Rates and the Ordinary Income Rates.

First, locate your Taxable Income in a filing status and income range in the left-hand column. Then, locate your adjusted Gross Income at the top of the chart. At the point where your Taxable Income line meets your Adjusted Gross Income column, the percentage shown is an approximation of your Marginal Tax Rate.

Example: Assume you are comparing Ordinary Income Rates to Tax-Exempt Rates, you are married filing jointly, your taxable income is $138,000 and your adjusted gross income is $175,000. Under Ordinary Income Rates, Taxable Income Married Filing Jointly, $138,000 is in the $114,650 - $174,700 row. Under Adjusted Gross Income, $175,000 is in the $139,500 to $209,250 column. The Taxable Income line and Adjusted Gross Income column meet at 31.69%. This is the rate you will use in Step 2.

Qualifying dividend rates
Taxable income                                Adjusted gross income
--------------------------------------------------------------------------------
                                  $0        $139,500     $209,250
                                  to           to           to          Over
Married filing jointly        $139,500    $209,250(1)  $331,750(2)  $331,750(1)
--------------------------------------------------------------------------------
$       0 -  $ 56,800           8.80%
Over 56,800                    18.40        18.83%       19.53%       18.83%
--------------------------------------------------------------------------------

Taxable income                                Adjusted gross income
--------------------------------------------------------------------------------
                                 $0        $139,500
                                 to           to          Over
Single                        $139,500    $262,000(2)  $262,000(1)
--------------------------------------------------------------------------------
$       0 -  $ 28,400           8.80%
Over 28,400                    18.40        19.18%       18.83%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
52p -- AXP STATE TAX-EXEMPT FUNDS -- 2003 PROSPECTUS

Ordinary income rates
Taxable income                                Adjusted gross income
--------------------------------------------------------------------------------
                                  $0        $139,500     $209,250
                                  to           to           to          Over
Married filing jointly        $139,500    $209,250(1)  $331,750(2)  $331,750(1)
--------------------------------------------------------------------------------
$       0 -   $ 14,000         13.60%
   14,000 -     56,800         18.40
   56,800 -    114,650         28.00        28.72%
  114,650 -    174,700         30.88        31.69        33.00%
  174,700 -    311,950         35.68        36.63        38.18        36.63%
Over 311,950                   37.60                     40.25(3)     38.61
--------------------------------------------------------------------------------

Taxable income                                Adjusted gross income
--------------------------------------------------------------------------------
                                 $0        $139,500
                                 to           to          Over
Single                        $139,500    $262,000(2)  $262,000(1)
--------------------------------------------------------------------------------
$       0 -   $  7,000         13.60%
    7,000 -     28,400         18.40
   28,400 -     68,800         28.00
   68,800 -    143,500         30.88        32.34%
  143,500 -    311,950         35.68        37.40        36.63%
Over 311,950                   37.60                     38.61
--------------------------------------------------------------------------------

(1)  Assumes a phase-out of itemized deduction.

(2)  Assumes a phase-out of itemized deductions and personal exemptions.

(3) This rate applies only to the limited case where the couple's AGI is $331,750 or less and their taxable income exceeds $311,950.


--------------------------------------------------------------------------------
53p -- AXP STATE TAX-EXEMPT FUNDS -- 2003 PROSPECTUS

Step 2: Determining Your Federal Taxable Yield Equivalent

Using 31.69%, you may determine that a tax-exempt yield of 3% is equivalent to earning a taxable 4.39% yield.

                                              For these Tax-Exempt Rates:
             1.00%   1.50%    2.00%    2.50%    3.00%    3.50%   4.00%    4.50%    5.00%    5.50%   6.00%
Marginal
Tax Rates                                 The Tax-Equivalent Yields Are (%):
   8.80%     1.10    1.64     2.19     2.74     3.29     3.84    4.39     4.93     5.48     6.03    6.58
  13.60%     1.16    1.74     2.31     2.89     3.47     4.05    4.63     5.21     5.79     6.37    6.94
  18.40%     1.23    1.84     2.45     3.06     3.68     4.29    4.90     5.51     6.13     6.74    7.35
  18.83%     1.23    1.85     2.46     3.08     3.70     4.31    4.93     5.54     6.16     6.78    7.39
  19.18%     1.24    1.86     2.47     3.09     3.71     4.33    4.95     5.57     6.19     6.81    7.42
  19.53%     1.24    1.86     2.49     3.11     3.73     4.35    4.97     5.59     6.21     6.83    7.46
  28.00%     1.39    2.08     2.78     3.47     4.17     4.86    5.56     6.25     6.94     7.64    8.33
  28.72%     1.40    2.10     2.81     3.51     4.21     4.91    5.61     6.31     7.01     7.72    8.42
  30.88%     1.45    2.17     2.89     3.62     4.34     5.06    5.79     6.51     7.23     7.96    8.68
  31.69%     1.46    2.20     2.93     3.66     4.39     5.12    5.86     6.59     7.32     8.05    8.78
  32.34%     1.48    2.22     2.96     3.69     4.43     5.17    5.91     6.65     7.39     8.13    8.87
  33.00%     1.49    2.24     2.99     3.73     4.48     5.22    5.97     6.72     7.46     8.21    8.96
  35.68%     1.55    2.33     3.11     3.89     4.66     5.44    6.22     7.00     7.77     8.55    9.33
  36.63%     1.58    2.37     3.16     3.95     4.73     5.52    6.31     7.10     7.89     8.68    9.47
  37.40%     1.60    2.40     3.19     3.99     4.79     5.59    6.39     7.19     7.99     8.79    9.58
  37.60%     1.60    2.40     3.21     4.01     4.81     5.61    6.41     7.21     8.01     8.81    9.62
  38.18%     1.62    2.43     3.24     4.04     4.85     5.66    6.47     7.28     8.09     8.90    9.71
  38.61%     1.63    2.44     3.26     4.07     4.89     5.70    6.52     7.33     8.14     8.96    9.77
  40.25%     1.67    2.51     3.35     4.18     5.02     5.86    6.69     7.53     8.37     9.21   10.04


--------------------------------------------------------------------------------
54p -- AXP STATE TAX-EXEMPT FUNDS -- 2003 PROSPECTUS

Appendix

2003 Minnesota Tax-Exempt/Taxable Equivalent Yield Calculation

The following tables determine combined federal and state taxable yield equivalents for given rates of tax-exempt income.

Step 1: Calculating Your Marginal Tax Rate

Using your Taxable Income and Adjusted Gross Income as guides, you can locate your marginal tax rate in the table below. The same process is used for the Qualifying Dividend Rates and the Ordinary Income Rates.

First, locate your Taxable Income in a filing status and income range in the left-hand column. Then, locate your adjusted Gross Income at the top of the chart. At the point where your Taxable Income line meets your Adjusted Gross Income column, the percentage shown is an approximation of your Marginal Tax Rate.

Example: Assume you are comparing Ordinary Income Rates to Tax-Exempt Rates, you are married filing jointly, your taxable income is $138,000 and your adjusted gross income is $175,000. Under Ordinary Income Rates, Taxable Income Married Filing Jointly, $138,000 is in the $114,650 - $174,700 row. Under Adjusted Gross Income, $175,000 is in the $139,500 to $209,250 column. The Taxable Income line and Adjusted Gross Income column meet at 34.43%. This is the rate you will use in Step 2.

Qualifying dividend rates
Taxable income                                Adjusted gross income
--------------------------------------------------------------------------------
                                 $0        $139,500     $209,250
                                 to           to           to          Over
Married filing jointly        $139,500    $209,250(1)  $331,750(2)  $331,750(1)
--------------------------------------------------------------------------------
$       0 -   $ 27,780         10.08%
   27,780 -     56,800         11.70
   56,800 -    110,390         20.99        21.41%
Over 110,390                   21.67        22.09        22.76%       22.09%
--------------------------------------------------------------------------------

Taxable income                                Adjusted gross income
--------------------------------------------------------------------------------
                                 $0        $139,500
                                 to           to          Over
Single                        $139,500    $262,000(2)  $262,000(1)
--------------------------------------------------------------------------------
$       0 -   $ 19,010         10.08%
   19,010 -     28,400         11.70
   28,400 -     62,440         20.99
Over 62,440                    21.67        22.42%       22.09%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
55p -- AXP STATE TAX-EXEMPT FUNDS -- 2003 PROSPECTUS

Ordinary income rates
Taxable income                                Adjusted gross income
--------------------------------------------------------------------------------
                                  $0        $139,500     $209,250
                                  to           to           to          Over
Married filing jointly        $139,500    $209,250(1)  $331,750(2)  $331,750(1)
--------------------------------------------------------------------------------
$       0 -   $ 14,000          14.82%
   14,000 -     27,780          19.55
   27,780 -     56,800          20.99
   56,800 -    110,390          30.29        30.98%
  110,390 -    114,650          30.89        31.58
  114,650 -    174,700          33.65        34.43        35.69%
  174,700 -    311,950          38.26        39.17        40.66        39.17%
Over 311,950                    40.10                     42.64(3)     41.07
--------------------------------------------------------------------------------

Taxable income                             Adjusted gross income
--------------------------------------------------------------------------------
                                 $0        $139,500
                                 to           to          Over
Single                        $139,500    $262,000(2)  $262,000(1)
--------------------------------------------------------------------------------
$       0 -   $  7,000          14.82%
    7,000 -     19,010          19.55
   19,010 -     28,400          20.99
   28,400 -     62,440          30.29
   62,440 -     68,800          30.89
   68,800 -    143,500          33.65        35.06%
  143,500 -    311,950          38.26        39.91        39.17%
Over 311,950                    40.10                     41.07
--------------------------------------------------------------------------------

(1)  Assumes a phase-out of itemized deduction.

(2)  Assumes a phase-out of itemized deductions and personal exemptions.

(3) This rate applies only to the limited case where the couple's AGI is $331,750 or less and their taxable income exceeds $311,950.


--------------------------------------------------------------------------------
56p -- AXP STATE TAX-EXEMPT FUNDS -- 2003 PROSPECTUS

Step 2: Determining Your Federal Taxable Yield Equivalent

Using 34.43%, you may determine that a tax-exempt yield of 3% is equivalent to earning a taxable 4.58% yield.

                                              For these Tax-Exempt Rates:
             1.00%   1.50%    2.00%    2.50%    3.00%    3.50%   4.00%    4.50%    5.00%    5.50%   6.00%
Marginal
Tax Rates                                 The Tax-Equivalent Yields Are (%):
  10.08%     1.11    1.67     2.22     2.78     3.34     3.89    4.45     5.00     5.56     6.12    6.67
  11.70%     1.13    1.70     2.27     2.83     3.40     3.96    4.53     5.10     5.66     6.23    6.80
  14.82%     1.17    1.76     2.35     2.93     3.52     4.11    4.70     5.28     5.87     6.46    7.04
  19.55%     1.24    1.86     2.49     3.11     3.73     4.35    4.97     5.59     6.22     6.84    7.46
  20.99%     1.27    1.90     2.53     3.16     3.80     4.43    5.06     5.70     6.33     6.96    7.59
  21.41%     1.27    1.91     2.54     3.18     3.82     4.45    5.09     5.73     6.36     7.00    7.63
  21.67%     1.28    1.91     2.55     3.19     3.83     4.47    5.11     5.74     6.38     7.02    7.66
  22.09%     1.28    1.93     2.57     3.21     3.85     4.49    5.13     5.78     6.42     7.06    7.70
  22.42%     1.29    1.93     2.58     3.22     3.87     4.51    5.16     5.80     6.44     7.09    7.73
  22.76%     1.29    1.94     2.59     3.24     3.88     4.53    5.18     5.83     6.47     7.12    7.77
  30.29%     1.43    2.15     2.87     3.59     4.30     5.02    5.74     6.46     7.17     7.89    8.61
  30.89%     1.45    2.17     2.89     3.62     4.34     5.06    5.79     6.51     7.23     7.96    8.68
  30.98%     1.45    2.17     2.90     3.62     4.35     5.07    5.80     6.52     7.24     7.97    8.69
  31.58%     1.46    2.19     2.92     3.65     4.38     5.12    5.85     6.58     7.31     8.04    8.77
  33.65%     1.51    2.26     3.01     3.77     4.52     5.28    6.03     6.78     7.54     8.29    9.04
  34.43%     1.53    2.29     3.05     3.81     4.58     5.34    6.10     6.86     7.63     8.39    9.15
  35.06%     1.54    2.31     3.08     3.85     4.62     5.39    6.16     6.93     7.70     8.47    9.24
  35.69%     1.55    2.33     3.11     3.89     4.66     5.44    6.22     7.00     7.77     8.55    9.33
  38.26%     1.62    2.43     3.24     4.05     4.86     5.67    6.48     7.29     8.10     8.91    9.72
  39.17%     1.64    2.47     3.29     4.11     4.93     5.75    6.58     7.40     8.22     9.04    9.86
  39.91%     1.66    2.50     3.33     4.16     4.99     5.82    6.66     7.49     8.32     9.15    9.99
  40.10%     1.67    2.50     3.34     4.17     5.01     5.84    6.68     7.51     8.35     9.18   10.02
  40.66%     1.69    2.53     3.37     4.21     5.06     5.90    6.74     7.58     8.43     9.27   10.11
  41.07%     1.70    2.55     3.39     4.24     5.09     5.94    6.79     7.64     8.48     9.33   10.18
  42.64%     1.74    2.62     3.49     4.36     5.23     6.10    6.97     7.85     8.72     9.59   10.46


--------------------------------------------------------------------------------
57p -- AXP STATE TAX-EXEMPT FUNDS -- 2003 PROSPECTUS

Appendix

2003 New York Tax-Exempt/Taxable Equivalent Yield Calculation

The following tables determine combined federal and state taxable yield equivalents for given rates of tax-exempt income.

Step 1: Calculating Your Marginal Tax Rate

Using your Taxable Income and Adjusted Gross Income as guides, you can locate your marginal tax rate in the table below. The same process is used for the Qualifying Dividend Rates and the Ordinary Income Rates.

First, locate your Taxable Income in a filing status and income range in the left-hand column. Then, locate your adjusted Gross Income at the top of the chart. At the point where your Taxable Income line meets your Adjusted Gross Income column, the percentage shown is an approximation of your Marginal Tax Rate.

Example: Assume you are comparing Ordinary Income Rates to Tax-Exempt Rates, you are married filing jointly, your taxable income is $138,000 and your adjustable gross income is $175,000. Under Ordinary Income Rates, Taxable Income Married Filing Jointly, $138,000 is in the $114,650 - $150,000 row. Under Adjusted Gross Income, $175,000 is in the $139,500 to $209,250 column. The Taxable Income line and Adjusted Gross Income column meet at 33.71%. This is the rate you will use in Step 2.

Qualifying dividend rates
Taxable income                                Adjusted gross income
--------------------------------------------------------------------------------
                                 $0        $139,500     $209,250
                                 to           to           to          Over
Married filing jointly        $139,500    $209,250(1)  $331,750(2)  $331,750(1)
--------------------------------------------------------------------------------
$       0 -   $ 16,000           8.80%
   16,000 -     22,000           9.28
   22,000 -     26,000           9.99
   26,000 -     40,000          10.61
   40,000 -     56,800          11.51
   56,800 -    114,650          20.82
  114,650 -    150,000          20.82        21.24%
  150,000 -    174,700          21.38        21.79
  174,700 -    500,000          21.38        21.79        22.47%       21.79%
Over 500,000                    21.55                                  21.96
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
58p -- AXP STATE TAX-EXEMPT FUNDS -- 2003 PROSPECTUS

Taxable income                                Adjusted gross income
--------------------------------------------------------------------------------
                                 $0        $139,500
                                 to           to          Over
Single                        $139,500    $262,000(2)  $262,000(1)
--------------------------------------------------------------------------------
$       0 -   $  8,000           8.80%
    8,000 -     11,000           9.28
   11,000 -     13,000           9.99
   13,000 -     20,000          10.61
   20,000 -     28,400          11.51
   28,400 -    100,000          20.82
  100,000 -    143,500          21.38        22.13%
  143,500 -    500,000          21.38        22.13        21.79%
Over 500,000                    21.55                     21.96
--------------------------------------------------------------------------------

Ordinary income rates
Taxable income                                Adjusted gross income
--------------------------------------------------------------------------------
                                 $0        $139,500     $209,250
                                 to           to           to          Over
Married filing jointly        $139,500    $209,250(1)  $331,750(2)  $331,750(1)
--------------------------------------------------------------------------------
$       0 -   $ 14,000          13.60%
   14,000 -     16,000          18.40
   16,000 -     22,000          18.83
   22,000 -     26,000          19.46
   26,000 -     40,000          20.02
   40,000 -     56,800          20.82
   56,800 -    114,650          30.14        30.84%
  114,650 -    150,000          32.93        33.71
  150,000 -    174,700          33.40        34.18        35.44%
  174,700 -    311,950          38.03        38.94        40.43        38.94%
  311,950 -    500,000          39.88                     42.43(3)     40.85
Over 500,000                    40.01                                  40.97
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
59p -- AXP STATE TAX-EXEMPT FUNDS -- 2003 PROSPECTUS

Taxable income                                Adjusted gross income
--------------------------------------------------------------------------------
                                 $0        $139,500
                                 to           to          Over
Single                        $139,500    $262,000(2)  $262,000(1)
--------------------------------------------------------------------------------
$       0 -   $  7,000          13.60%
    7,000 -      8,000          18.40
    8,000 -     11,000          18.83
   11,000 -     13,000          19.46
   13,000 -     20,000          20.02
   20,000 -     28,400          20.82
   28,400 -     68,800          30.14
   68,800 -    100,000          32.93
  100,000 -    143,500          33.40        34.81%
  143,500 -    311,950          38.03        39.69        38.94%
  311,950 -    500,000          39.88                     40.85
Over 500,000                    40.01                     40.97
--------------------------------------------------------------------------------

(1)  Assumes a phase-out of itemized deduction.

(2)  Assumes a phase-out of itemized deductions and personal exemptions.

(3) This rate applies only to the limited case where the couple's AGI is $331,750 or less and their taxable income exceeds $311,950.


--------------------------------------------------------------------------------
60p -- AXP STATE TAX-EXEMPT FUNDS -- 2003 PROSPECTUS

Step 2: Determining Your Federal Taxable Yield Equivalent

Using 33.71%, you may determine that a tax-exempt yield of 3% is equivalent to earning a taxable 4.53% yield.

                                              For these Tax-Exempt Rates:
             1.00%   1.50%    2.00%    2.50%    3.00%    3.50%   4.00%    4.50%    5.00%    5.50%   6.00%
Marginal
Tax Rates                                 The Tax-Equivalent Yields Are (%):
   8.80%     1.10    1.64     2.19     2.74     3.29     3.84    4.39     4.93     5.48     6.03    6.58
   9.28%     1.10    1.65     2.20     2.76     3.31     3.86    4.41     4.96     5.51     6.06    6.61
   9.99%     1.11    1.67     2.22     2.78     3.33     3.89    4.44     5.00     5.55     6.11    6.67
  10.61%     1.12    1.68     2.24     2.80     3.36     3.92    4.47     5.03     5.59     6.15    6.71
  11.51%     1.13    1.70     2.26     2.83     3.39     3.96    4.52     5.09     5.65     6.22    6.78
  13.60%     1.16    1.74     2.31     2.89     3.47     4.05    4.63     5.21     5.79     6.37    6.94
  18.40%     1.23    1.84     2.45     3.06     3.68     4.29    4.90     5.51     6.13     6.74    7.35
  18.83%     1.23    1.85     2.46     3.08     3.70     4.31    4.93     5.54     6.16     6.78    7.39
  19.46%     1.24    1.86     2.48     3.10     3.72     4.35    4.97     5.59     6.21     6.83    7.45
  20.02%     1.25    1.88     2.50     3.13     3.75     4.38    5.00     5.63     6.25     6.88    7.50
  20.82%     1.26    1.89     2.53     3.16     3.79     4.42    5.05     5.68     6.31     6.95    7.58
  21.24%     1.27    1.90     2.54     3.17     3.81     4.44    5.08     5.71     6.35     6.98    7.62
  21.38%     1.27    1.91     2.54     3.18     3.82     4.45    5.09     5.72     6.36     7.00    7.63
  21.55%     1.27    1.91     2.55     3.19     3.82     4.46    5.10     5.74     6.37     7.01    7.65
  21.79%     1.28    1.92     2.56     3.20     3.84     4.48    5.11     5.75     6.39     7.03    7.67
  21.96%     1.28    1.92     2.56     3.20     3.84     4.48    5.13     5.77     6.41     7.05    7.69
  22.13%     1.28    1.93     2.57     3.21     3.85     4.49    5.14     5.78     6.42     7.06    7.71
  22.47%     1.29    1.93     2.58     3.22     3.87     4.51    5.16     5.80     6.45     7.09    7.74
  30.14%     1.43    2.15     2.86     3.58     4.29     5.01    5.73     6.44     7.16     7.87    8.59
  30.84%     1.45    2.17     2.89     3.61     4.34     5.06    5.78     6.51     7.23     7.95    8.68
  32.93%     1.49    2.24     2.98     3.73     4.47     5.22    5.96     6.71     7.45     8.20    8.95
  33.40%     1.50    2.25     3.00     3.75     4.50     5.26    6.01     6.76     7.51     8.26    9.01
  33.71%     1.51    2.26     3.02     3.77     4.53     5.28    6.03     6.79     7.54     8.30    9.05
  34.18%     1.52    2.28     3.04     3.80     4.56     5.32    6.08     6.84     7.60     8.36    9.12
  34.81%     1.53    2.30     3.07     3.83     4.60     5.37    6.14     6.90     7.67     8.44    9.20
  35.44%     1.55    2.32     3.10     3.87     4.65     5.42    6.20     6.97     7.74     8.52    9.29
  38.03%     1.61    2.42     3.23     4.03     4.84     5.65    6.45     7.26     8.07     8.88    9.68
  38.94%     1.64    2.46     3.28     4.09     4.91     5.73    6.55     7.37     8.19     9.01    9.83
  39.69%     1.66    2.49     3.32     4.15     4.97     5.80    6.63     7.46     8.29     9.12    9.95
  39.88%     1.66    2.50     3.33     4.16     4.99     5.82    6.65     7.49     8.32     9.15    9.98
  40.01%     1.67    2.50     3.33     4.17     5.00     5.83    6.67     7.50     8.33     9.17   10.00
  40.43%     1.68    2.52     3.36     4.20     5.04     5.88    6.71     7.55     8.39     9.23   10.07
  40.85%     1.69    2.54     3.38     4.23     5.07     5.92    6.76     7.61     8.45     9.30   10.14
  40.97%     1.69    2.54     3.39     4.24     5.08     5.93    6.78     7.62     8.47     9.32   10.16
  42.43%     1.74    2.61     3.47     4.34     5.21     6.08    6.95     7.82     8.69     9.55   10.42


--------------------------------------------------------------------------------
61p -- AXP STATE TAX-EXEMPT FUNDS -- 2003 PROSPECTUS

Appendix

2003 New York State and New York City Tax-Exempt/Taxable Equivalent Yield Calculation

The following tables determine combined federal, state and city taxable yield equivalents for given rates of tax-exempt income.

Step 1: Calculating Your Marginal Tax Rate

Using your Taxable Income and Adjusted Gross Income as guides, you can locate your marginal tax rate in the table below. The same process is used for the Qualifying Dividend Rates and the Ordinary Income Rates.

First, locate your Taxable Income in a filing status and income range in the left-hand column. Then, locate your adjusted Gross Income at the top of the chart. At the point where your Taxable Income line meets your Adjusted Gross Income column, the percentage shown is an approximation of your Marginal Tax Rate.

Example: Assume you are comparing Ordinary Income Rates to Tax-Exempt Rates, you are married filing jointly, your taxable income is $138,000 and your adjusted gross income is $175,000. Under Ordinary Income Rates, Taxable Income Married Filing Jointly, $138,000 is in the $114,650 - $150,000 row. Under Adjusted Gross Income, $175,000 is in the $139,500 to $209,250 column. The Taxable Income line and Adjusted Gross Income column meet at 36.31%. This is the rate you will use in Step 2.

Qualifying dividend rates
Taxable income                                Adjusted gross income
--------------------------------------------------------------------------------
                                 $0        $139,500     $209,250
                                 to           to           to          Over
Married filing jointly        $139,500    $209,250(1)  $331,750(2)  $331,750(1)
--------------------------------------------------------------------------------
$       0 -   $ 16,000          11.56%
   16,000 -     21,600          12.04
   21,600 -     22,000          12.63
   22,000 -     26,000          13.34
   26,000 -     40,000          13.96
   40,000 -     45,000          14.86
   45,000 -     56,800          14.92
   56,800 -     90,000          23.87
   90,000 -    150,000          23.92        24.33%
  150,000 -    174,700          24.48        24.88        25.53%
  174,700 -    311,950          24.48        24.88        25.53        24.88%
  311,950 -    500,000          24.48                     25.53(3)     24.88
Over 500,000                    24.65                                  25.04
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
62p -- AXP STATE TAX-EXEMPT FUNDS -- 2003 PROSPECTUS

Taxable income                                Adjusted gross income
--------------------------------------------------------------------------------
                                 $0        $139,500
                                 to           to          Over
Single                        $139,500    $262,000(2)  $262,000(1)
--------------------------------------------------------------------------------
$       0 -   $  8,000          11.56%
    8,000 -     11,000          12.04
   11,000 -     12,000          12.75
   12,000 -     13,000          13.34
   13,000 -     20,000          13.96
   20,000 -     25,000          14.86
   25,000 -     28,400          14.92
   28,400 -     50,000          23.87
   50,000 -     68,800          23.92
   68,800 -    100,000          23.92        24.65%
  100,000 -    143,500          24.48        25.20
  143,500 -    311,950          24.48        25.20        24.88%
  311,950 -    500,000          24.48                     24.88
Over 500,000                    24.65                     25.04
--------------------------------------------------------------------------------

Ordinary income rates
Taxable income                                Adjusted gross income
--------------------------------------------------------------------------------
                                  $0        $139,500     $209,250
                                  to           to           to          Over
Married filing jointly        $139,500    $209,250(1)  $331,750(2)  $331,750(1)
--------------------------------------------------------------------------------
$       0 -   $ 14,000          16.22%
   14,000 -     16,000          20.87
   16,000 -     21,600          21.30
   21,600 -     22,000          21.83
   22,000 -     26,000          22.47
   26,000 -     40,000          23.02
   40,000 -     45,000          23.83
   40,000 -     56,800          23.87
   56,800 -     90,000          32.83
   90,000 -    114,650          32.87        33.54%
  114,650 -    150,000          35.56        36.31
  150,000 -    174,700          36.03        36.77        37.99%
  174,700 -    311,950          40.47        41.35        42.78        41.35%
  311,950 -    500,000          42.25                     44.70(3)     43.18
Over 500,000                    42.38                                  43.31
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
63p -- AXP STATE TAX-EXEMPT FUNDS -- 2003 PROSPECTUS

Taxable income                                Adjusted gross income
--------------------------------------------------------------------------------
                                 $0        $139,500
                                 to           to          Over
Single                        $139,500    $262,000(2)  $262,000(1)
--------------------------------------------------------------------------------
$       0 -   $  7,000          16.22%
    7,000 -      8,000          20.87
    8,000 -     11,000          21.30
   11,000 -     12,000          21.93
   12,000 -     13,000          22.47
   13,000 -     20,000          23.02
   20,000 -     25,000          23.83
   25,000 -     28,400          23.87
   28,400 -     50,000          32.83
   50,000 -     68,800          32.87
   68.800 -    100,000          35.56
  100,000 -    143,500          36.03        37.38%
  143,500 -    311,950          40.47        42.06        41.35%
  143,500 -    500,000          42.25        43.94        43.18
Over 500,000                    42.38                     43.31
--------------------------------------------------------------------------------

(1)  Assumes a phase-out of itemized deduction.

(2)  Assumes a phase-out of itemized deductions and personal exemptions.

(3) This rate applies only to the limited case where the couple's AGI is $331,750 or less and their taxable income exceeds $311,950.


--------------------------------------------------------------------------------
64p -- AXP STATE TAX-EXEMPT FUNDS -- 2003 PROSPECTUS

Step 2: Determining Your Federal Taxable Yield Equivalent

Using 36.31%, you may determine that a tax-exempt yield of 3% is equivalent to earning a taxable 4.71% yield.

                                              For these Tax-Exempt Rates:
             1.00%   1.50%    2.0%     2.5%     3.0%     3.5%    4.0%     4.5%     5.0%     5.5%    6.0%
Marginal
Tax Rates                                 The Tax-Equivalent Yields Are (%):
  11.56%     1.13    1.70     2.26     2.83     3.39     3.96    4.52     5.09     5.65     6.22    6.78
  12.04%     1.14    1.71     2.27     2.84     3.41     3.98    4.55     5.12     5.68     6.25    6.82
  12.63%     1.14    1.72     2.29     2.86     3.43     4.01    4.58     5.15     5.72     6.30    6.87
  12.75%     1.15    1.72     2.29     2.87     3.44     4.01    4.58     5.16     5.73     6.30    6.88
  13.34%     1.15    1.73     2.31     2.88     3.46     4.04    4.62     5.19     5.77     6.35    6.92
  13.96%     1.16    1.74     2.32     2.91     3.49     4.07    4.65     5.23     5.81     6.39    6.97
  14.86%     1.17    1.76     2.35     2.94     3.52     4.11    4.70     5.29     5.87     6.46    7.05
  14.92%     1.18    1.76     2.35     2.94     3.53     4.11    4.70     5.29     5.88     6.46    7.05
  16.22%     1.19    1.79     2.39     2.98     3.58     4.18    4.77     5.37     5.97     6.56    7.16
  20.87%     1.26    1.90     2.53     3.16     3.79     4.42    5.05     5.69     6.32     6.95    7.58
  21.30%     1.27    1.91     2.54     3.18     3.81     4.45    5.08     5.72     6.35     6.99    7.62
  21.83%     1.28    1.92     2.56     3.20     3.84     4.48    5.12     5.76     6.40     7.04    7.68
  21.93%     1.28    1.92     2.56     3.20     3.84     4.48    5.12     5.76     6.40     7.04    7.69
  22.47%     1.29    1.93     2.58     3.22     3.87     4.51    5.16     5.80     6.45     7.09    7.74
  23.02%     1.30    1.95     2.60     3.25     3.90     4.55    5.20     5.85     6.50     7.14    7.79
  23.83%     1.31    1.97     2.63     3.28     3.94     4.59    5.25     5.91     6.56     7.22    7.88
  23.87%     1.31    1.97     2.63     3.28     3.94     4.60    5.25     5.91     6.57     7.22    7.88
  23.92%     1.31    1.97     2.63     3.29     3.94     4.60    5.26     5.91     6.57     7.23    7.89
  24.33%     1.32    1.98     2.64     3.30     3.96     4.63    5.29     5.95     6.61     7.27    7.93
  24.48%     1.32    1.99     2.65     3.31     3.97     4.63    5.30     5.96     6.62     7.28    7.94
  24.65%     1.33    1.99     2.65     3.32     3.98     4.64    5.31     5.97     6.64     7.30    7.96
  24.88%     1.33    2.00     2.66     3.33     3.99     4.66    5.32     5.99     6.66     7.32    7.99
  25.04%     1.33    2.00     2.67     3.34     4.00     4.67    5.34     6.00     6.67     7.34    8.00
  25.20%     1.34    2.01     2.67     3.34     4.01     4.68    5.35     6.02     6.68     7.35    8.02
  25.53%     1.34    2.01     2.69     3.36     4.03     4.70    5.37     6.04     6.71     7.39    8.06
  32.83%     1.49    2.23     2.98     3.72     4.47     5.21    5.96     6.70     7.44     8.19    8.93
  32.87%     1.49    2.23     2.98     3.72     4.47     5.21    5.96     6.70     7.45     8.19    8.94
  33.54%     1.50    2.26     3.01     3.76     4.51     5.27    6.02     6.77     7.52     8.28    9.03
  35.56%     1.55    2.33     3.10     3.88     4.66     5.43    6.21     6.98     7.76     8.54    9.31
  36.03%     1.56    2.34     3.13     3.91     4.69     5.47    6.25     7.03     7.82     8.60    9.38
  36.31%     1.57    2.36     3.14     3.93     4.71     5.50    6.28     7.07     7.85     8.64    9.42
  36.77%     1.58    2.37     3.16     3.95     4.74     5.54    6.33     7.12     7.91     8.70    9.49
  37.38%     1.60    2.40     3.19     3.99     4.79     5.59    6.39     7.19     7.98     8.78    9.58
  37.99%     1.61    2.42     3.23     4.03     4.84     5.64    6.45     7.26     8.06     8.87    9.68
  40.47%     1.68    2.52     3.36     4.20     5.04     5.88    6.72     7.56     8.40     9.24   10.08
  41.35%     1.71    2.56     3.41     4.26     5.12     5.97    6.82     7.67     8.53     9.38   10.23
  42.06%     1.73    2.59     3.45     4.31     5.18     6.04    6.90     7.77     8.63     9.49   10.36
  42.25%     1.73    2.60     3.46     4.33     5.19     6.06    6.93     7.79     8.66     9.52   10.39
  42.38%     1.74    2.60     3.47     4.34     5.21     6.07    6.94     7.81     8.68     9.55   10.41
  42.78%     1.75    2.62     3.50     4.37     5.24     6.12    6.99     7.86     8.74     9.61   10.49
  43.18%     1.76    2.64     3.52     4.40     5.28     6.16    7.04     7.92     8.80     9.68   10.56
  43.31%     1.76    2.65     3.53     4.41     5.29     6.17    7.06     7.94     8.82     9.70   10.58
  43.94%     1.78    2.68     3.57     4.46     5.35     6.24    7.14     8.03     8.92     9.81   10.70
  44.70%     1.81    2.71     3.62     4.52     5.42     6.33    7.23     8.14     9.04     9.95   10.85


--------------------------------------------------------------------------------
65p -- AXP STATE TAX-EXEMPT FUNDS -- 2003 PROSPECTUS

Appendix

2003 Ohio Tax-Exempt/Taxable Equivalent Yield Calculation

The following tables determine combined federal and state taxable yield equivalents for given rates of tax-exempt income.

Step 1: Calculating Your Marginal Tax Rate

Using your Taxable Income and Adjusted Gross Income as guides, you can locate your marginal tax rate in the table below. The same process is used for the Qualifying Dividend Rates and the Ordinary Income Rates.

First, locate your Taxable Income in a filing status and income range in the left-hand column. Then, locate your adjusted Gross Income at the top of the chart. At the point where your Taxable Income line meets your Adjusted Gross Income column, the percentage shown is an approximation of your Marginal Tax Rate.

Example: Assume you are comparing Ordinary Income Rates to Tax-Exempt Rates, you are married filing jointly, your taxable income is $138,000 and your adjusted gross income is $175,000. Under Ordinary Income Rates, Taxable Income Married Filing Jointly, $138,000 is in the $114,650 - $174,700 row. Under Adjusted Gross Income, $175,000 is in the $139,500 to $209,250 column. The Taxable Income line and Adjusted Gross Income column meet at 33.75%. This is the rate you will use in Step 2.

Qualifying dividend rates
Taxable income                                Adjusted gross income
--------------------------------------------------------------------------------
                                  $0        $139,500     $209,250
                                  to           to           to          Over
Married filing jointly        $139,500    $209,250(1)  $331,750(2)  $331,750(1)
--------------------------------------------------------------------------------
$       0 -   $  5,000           5.71%
    5,000 -    10, 000           6.41
   10,000 -     15,000           7.82
   15,000 -     20,000           8.53
   20,000 -     40,000           9.23
   40,000 -     56,800           9.94
   56,800 -     80,000          19.42        19.85%
   80,000 -    100,000          20.05        20.47
  100,000 -    114,650          20.87        21.28
  114,650 -    200,000          20.87        21.28        21.97%
Over 200,000                    21.38                     22.47        21.79%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
66p -- AXP STATE TAX-EXEMPT FUNDS -- 2003 PROSPECTUS

Taxable income                                Adjusted gross income
--------------------------------------------------------------------------------
                                 $0        $139,500
                                 to           to          Over
Single                        $139,500    $262,000(2)  $262,000(1)
--------------------------------------------------------------------------------
$       0 -   $  5,000           5.71%
    5,000 -    10, 000           6.41
   10,000 -     15,000           7.82
   15,000 -     20,000           8.53
   20,000 -     28,400           9.23
   28,400 -     40,000          18.79
   40,000 -     80,000          19.42
   80,000 -    100,000          20.05        20.82%
  100,000 -    143,500          20.87        21.62
  143,500 -    200,000          20.87        21.62        21.28%
Over 200,000                    21.38        22.13        21.79
--------------------------------------------------------------------------------

Ordinary income rates
Taxable income                                Adjusted gross income
--------------------------------------------------------------------------------
                                  $0        $139,500     $209,250
                                  to           to           to          Over
Married filing jointly        $139,500    $209,250(1)  $331,750(2)  $331,750(1)
--------------------------------------------------------------------------------
$       0 -    $ 5,000          10.67%
    5,000 -     10,000          11.34
   10,000 -     14,000          12.67
   14,000 -     15,000          17.53
   15,000 -     20,000          18.16
   20,000 -     40,000          18.79
   40,000 -     56,800          19.42
   56,800 -     80,000          28.90        29.61%
   80,000 -    100,000          29.46        30.16
  100,000 -    114,650          30.18        30.87
  114,650 -    174,700          32.97        33.75        35.02%
  174,700 -    200,000          37.62        38.54        40.04
  200,000 -    311,950          38.03                     40.43        38.94%
Over 311,950                    39.88                     42.43(3)     40.85
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
67p -- AXP STATE TAX-EXEMPT FUNDS -- 2003 PROSPECTUS

Taxable income                                Adjusted gross income
--------------------------------------------------------------------------------
                                    $0        $139,500
                                    to           to          Over
Single                           $139,500    $262,000(2)  $262,000(1)
--------------------------------------------------------------------------------
$       0 -   $  5,000            10.67%
    5,000 -      7,000            11.34
    7,000 -     10,000            16.26
   10,000 -     15,000            17.53
   15,000 -     20,000            18.16
   20,000 -     28,400            18.79
   28,400 -     40,000            28.34
   40,000 -     68,800            28.90
   68,800 -     80,000            31.74
   80,000 -    100,000            32.28        33.71%
  100,000 -    143,500            32.97        34.39
  143,500 -    200,000            37.62        39.29        38.54%
  200,000 -    311,950            38.03        39.69        38.94
Over 311,950                      39.88                     40.85
--------------------------------------------------------------------------------

(1)  Assumes a phase-out of itemized deduction.

(2)  Assumes a phase-out of itemized deductions and personal exemptions.

(3) This rate applies only to the limited case where the couple's AGI is $331,750 or less and their taxable income exceeds $311,950.


--------------------------------------------------------------------------------
68p -- AXP STATE TAX-EXEMPT FUNDS -- 2003 PROSPECTUS

Step 2: Determining Your Federal Taxable Yield Equivalent

Using 33.75%, you may determine that a tax-exempt yield of 3% is equivalent to earning a taxable 4.53% yield.

                                                For these Tax-Exempt Rates:
             1.00%   1.50%    2.00%    2.50%    3.00%    3.50%   4.00%    4.50%    5.00%    5.50%   6.00%
Marginal
Tax Rates                                 The Tax-Equivalent Yields Are (%):
   5.71%     1.06    1.59     2.12     2.65     3.18     3.71    4.24     4.77     5.30     5.83    6.36
   6.41%     1.07    1.60     2.14     2.67     3.21     3.74    4.27     4.81     5.34     5.88    6.41
   7.82%     1.08    1.63     2.17     2.71     3.25     3.80    4.34     4.88     5.42     5.97    6.51
   8.53%     1.09    1.64     2.19     2.73     3.28     3.83    4.37     4.92     5.47     6.01    6.56
   9.23%     1.10    1.65     2.20     2.75     3.31     3.86    4.41     4.96     5.51     6.06    6.61
   9.94%     1.11    1.67     2.22     2.78     3.33     3.89    4.44     5.00     5.55     6.11    6.66
  10.67%     1.12    1.68     2.24     2.80     3.36     3.92    4.48     5.04     5.60     6.16    6.72
  11.34%     1.13    1.69     2.26     2.82     3.38     3.95    4.51     5.08     5.64     6.20    6.77
  12.67%     1.15    1.72     2.29     2.86     3.44     4.01    4.58     5.15     5.73     6.30    6.87
  16.26%     1.19    1.79     2.39     2.99     3.58     4.18    4.78     5.37     5.97     6.57    7.17
  17.53%     1.21    1.82     2.43     3.03     3.64     4.24    4.85     5.46     6.06     6.67    7.28
  18.16%     1.22    1.83     2.44     3.05     3.67     4.28    4.89     5.50     6.11     6.72    7.33
  18.79%     1.23    1.85     2.46     3.08     3.69     4.31    4.93     5.54     6.16     6.77    7.39
  19.42%     1.24    1.86     2.48     3.10     3.72     4.34    4.96     5.58     6.21     6.83    7.45
  19.85%     1.25    1.87     2.50     3.12     3.74     4.37    4.99     5.61     6.24     6.86    7.49
  20.05%     1.25    1.88     2.50     3.13     3.75     4.38    5.00     5.63     6.25     6.88    7.50
  20.47%     1.26    1.89     2.51     3.14     3.77     4.40    5.03     5.66     6.29     6.92    7.54
  20.82%     1.26    1.89     2.53     3.16     3.79     4.42    5.05     5.68     6.31     6.95    7.58
  20.87%     1.26    1.90     2.53     3.16     3.79     4.42    5.05     5.69     6.32     6.95    7.58
  21.28%     1.27    1.91     2.54     3.18     3.81     4.45    5.08     5.72     6.35     6.99    7.62
  21.38%     1.27    1.91     2.54     3.18     3.82     4.45    5.09     5.72     6.36     7.00    7.63
  21.62%     1.28    1.91     2.55     3.19     3.83     4.47    5.10     5.74     6.38     7.02    7.66
  21.79%     1.28    1.92     2.56     3.20     3.84     4.48    5.11     5.75     6.39     7.03    7.67
  21.97%     1.28    1.92     2.56     3.20     3.84     4.49    5.13     5.77     6.41     7.05    7.69
  22.13%     1.28    1.93     2.57     3.21     3.85     4.49    5.14     5.78     6.42     7.06    7.71
  22.47%     1.29    1.93     2.58     3.22     3.87     4.51    5.16     5.80     6.45     7.09    7.74
  28.34%     1.40    2.09     2.79     3.49     4.19     4.88    5.58     6.28     6.98     7.68    8.37
  28.90%     1.41    2.11     2.81     3.52     4.22     4.92    5.63     6.33     7.03     7.74    8.44
  29.46%     1.42    2.13     2.84     3.54     4.25     4.96    5.67     6.38     7.09     7.80    8.51
  29.61%     1.42    2.13     2.84     3.55     4.26     4.97    5.68     6.39     7.10     7.81    8.52
  30.16%     1.43    2.15     2.86     3.58     4.30     5.01    5.73     6.44     7.16     7.88    8.59
  30.18%     1.43    2.15     2.86     3.58     4.30     5.01    5.73     6.45     7.16     7.88    8.59
  30.87%     1.45    2.17     2.89     3.62     4.34     5.06    5.79     6.51     7.23     7.96    8.68
  31.74%     1.46    2.20     2.93     3.66     4.39     5.13    5.86     6.59     7.32     8.06    8.79
  32.28%     1.48    2.22     2.95     3.69     4.43     5.17    5.91     6.65     7.38     8.12    8.86
  32.97%     1.49    2.24     2.98     3.73     4.48     5.22    5.97     6.71     7.46     8.21    8.95
  33.71%     1.51    2.26     3.02     3.77     4.53     5.28    6.03     6.79     7.54     8.30    9.05
  33.75%     1.51    2.26     3.02     3.77     4.53     5.28    6.04     6.79     7.55     8.30    9.06
  34.39%     1.52    2.29     3.05     3.81     4.57     5.33    6.10     6.86     7.62     8.38    9.14
  35.02%     1.54    2.31     3.08     3.85     4.62     5.39    6.16     6.93     7.69     8.46    9.23
  37.62%     1.60    2.40     3.21     4.01     4.81     5.61    6.41     7.21     8.02     8.82    9.62
  38.03%     1.61    2.42     3.23     4.03     4.84     5.65    6.45     7.26     8.07     8.88    9.68


--------------------------------------------------------------------------------
69p -- AXP STATE TAX-EXEMPT FUNDS -- 2003 PROSPECTUS

                                        For these Tax-Exempt Rates (continued):
             1.00%   1.50%    2.00%    2.50%    3.00%    3.50%   4.00%    4.50%    5.00%    5.50%   6.00%
Marginal
Tax Rates                                 The Tax-Equivalent Yields Are (%):
  38.54%     1.63    2.44     3.25     4.07     4.88     5.69    6.51     7.32     8.14     8.95    9.76
  38.94%     1.64    2.46     3.28     4.09     4.91     5.73    6.55     7.37     8.19     9.01    9.83
  39.29%     1.65    2.47     3.29     4.12     4.94     5.77    6.59     7.41     8.24     9.06    9.88
  39.69%     1.66    2.49     3.32     4.15     4.97     5.80    6.63     7.46     8.29     9.12    9.95
  39.88%     1.66    2.50     3.33     4.16     4.99     5.82    6.65     7.49     8.32     9.15    9.98
  40.04%     1.67    2.50     3.34     4.17     5.00     5.84    6.67     7.51     8.34     9.17   10.01
  40.43%     1.68    2.52     3.36     4.20     5.04     5.88    6.71     7.55     8.39     9.23   10.07
  40.85%     1.69    2.54     3.38     4.23     5.07     5.92    6.76     7.61     8.45     9.30   10.14
  42.43%     1.74    2.61     3.47     4.34     5.21     6.08    6.95     7.82     8.69     9.55   10.42


--------------------------------------------------------------------------------
70p -- AXP STATE TAX-EXEMPT FUNDS -- 2003 PROSPECTUS

This Fund, along with the other American Express mutual funds, is distributed by American Express Financial Advisors Inc. and can be purchased from an American Express financial advisor or from other authorized broker-dealers or third parties. The Funds can be found under the "Amer Express" banner in most mutual fund quotations.

Additional information about the Fund and its investments is available in the Fund's Statement of Additional Information (SAI), annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report or the semiannual report, contact your selling agent or American Express Client Service Corporation.

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474
(800) 862-7919
TTY: (800) 846-4852
Web site address:


americanexpress.com/funds


You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at (http://www.sec.gov). Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act File #

AXP California Tax-Exempt Fund      811-4646
AXP Massachusetts Tax-Exempt Fund   811-4647
AXP Michigan Tax-Exempt Fund        811-4647
AXP Minnesota Tax-Exempt Fund       811-4647
AXP New York Tax-Exempt Fund        811-4647
AXP Ohio Tax-Exempt Fund            811-4647

Ticker Symbol

AXP California Tax-Exempt Fund      Class A:ICALX   Class B: ACABX   Class C: --
AXP Massachusetts Tax-Exempt Fund   Class A:IDMAX   Class B: AXMBX   Class C: --
AXP Michigan Tax-Exempt Fund        Class A:INMIX   Class B: --      Class C: --
AXP Minnesota Tax-Exempt Fund       Class A:IMNTX   Class B: IDSMX   Class C: --
AXP New York Tax-Exempt Fund        Class A:INYKX   Class B: --      Class C: --
AXP Ohio Tax-Exempt Fund            Class A:IOHIX   Class B: --      Class C: --

--------------------------------------------------------------------------------
(logo)
AMERICAN
   EXPRESS(R)
--------------------------------------------------------------------------------

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

                                                              S-6328-99 X (8/03)

AXP(R)
    Insured
         Tax-Exempt
                  Fund

AXP Insured Tax-Exempt Fund seeks to provide shareholders with a high level of income generally exempt from federal income tax and preservation of shareholders' capital.

PROSPECTUS
AUG. 29, 2003

Please note that this Fund:

o    is not a bank deposit

o    is not federally insured

o    is not endorsed by any bank or government agency

o    is not guaranteed to achieve its goal

Like all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
--------------------------------------------------------------------------------

Table of Contents

TAKE A CLOSER LOOK AT:

The Fund                                                              3p

Goal                                                                  3p

Principal Investment Strategies                                       3p

Principal Risks                                                       4p


Past Performance                                                      5p

Fees and Expenses                                                     8p

Investment Manager                                                   10p

Other Securities and
  Investment Strategies                                              10p

Buying and Selling Shares                                            11p

Valuing Fund Shares                                                  11p

Investment Options                                                   11p

Purchasing Shares                                                    13p

Transactions Through American Express
  Brokerage or Third Parties                                         15p

Sales Charges                                                        15p

Exchanging/Selling Shares                                            18p

Distributions and Taxes                                              22p

Financial Highlights                                                 24p

Appendix                                                             28p


--------------------------------------------------------------------------------
2p -- AXP INSURED TAX-EXEMPT FUND -- 2003 PROSPECTUS

The Fund

GOAL

AXP Insured Tax-Exempt Fund (the Fund) seeks to provide shareholders with a high level of income generally exempt from federal income tax and preservation of shareholders' capital. Because any investment involves risk, achieving this goal cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets in securities generally exempt from federal income tax, with principal and interest either fully insured by private insurers or guaranteed by an agency or instrumentality of the U.S. government. If annual premiums are paid for a mutual fund insurance policy from the Fund's assets, this will reduce the Fund's current yield. The Fund may invest more than 25% of its total assets in a particular segment of the municipal securities market or in industrial revenue bonds. The Fund also may invest up to 20% of its net assets in debt obligations whose interest is subject to the alternative minimum tax computation.

Although the Fund invests in securities that are privately insured, the Fund's shares are not insured or guaranteed in any respect.

In pursuit of the Fund's goal, American Express Financial Corporation (AEFC), the Fund's investment manager, chooses investments by:

o Considering opportunities and risks given current and expected interest rates.

o Identifying obligations in states or sectors which, due to supply and demand, are offering higher yields than comparable instruments.

o    Identifying obligations that:

     o    are investment-grade,

     o    are lower quality provided that they are insured,

     o have coupons and/or maturities that are consistent with AEFC's interest rate outlook, and

     o    are expected to outperform other  securities on a risk-adjusted  basis
          (i.e.,  after  considering  coupon,   sinking  fund  provision,   call
          protection, and quality).

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

     o    The security is overvalued relative to alternative investments.

     o The issuer's credit rating declines or AEFC expects a decline (the Fund may continue to own securities that are down-graded until AEFC believes it is advantageous to sell).

     o Political, economic, or other events could affect the issuer's performance.

     o    AEFC expects the issuer to call the security.

     o    AEFC identifies a more attractive opportunity.


Unusual Market Conditions


During unusual market conditions, the Fund may invest more of its assets in money market securities or certain taxable investments. Although the Fund primarily will invest in these securities to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees, expenses, and taxes.

--------------------------------------------------------------------------------
3p -- AXP INSURED TAX-EXEMPT FUND -- 2003 PROSPECTUS

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

         Market Risk

         Interest Rate Risk

         Legal/Legislative Risk

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Interest Rate Risk

The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a bond, the higher its yield and the greater its sensitivity to changes in interest rates.

Legal/Legislative Risk

Congress and other governmental units have the power to change existing laws affecting securities. A change in law might affect an investment adversely.

--------------------------------------------------------------------------------
4p -- AXP INSURED TAX-EXEMPT FUND -- 2003 PROSPECTUS

PAST PERFORMANCE

The following bar chart and table indicate the risks and variability of investing in the Fund by showing:

o how the Fund's performance has varied for each full calendar year shown on the chart below, and

o    how the Fund's average annual total returns compare to recognized indexes.

How the Fund has performed in the past does not indicate how the Fund will perform in the future.

                               CLASS A PERFORMANCE
                            (based on calendar years)
 20%

 15%             +16.71%
      +13.58%                                        +12.54%
 10%
                              +7.70%                                    +7.94%
  5%                                  +5.54%
                        +2.26%                                 +3.66%
  0%
                                              -3.98%
 -5%
           -6.08%
-10%

       1993   1994  1995   1996    1997   1998    1999    2000   2001    2002


During the period shown in the bar chart, the highest return for a calendar quarter was +7.56% (quarter ending March 1995) and the lowest return for a calendar quarter was -6.10% (quarter ending March 1994).

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The Fund's Class A year to date return as of June 30, 2003 was +3.44%.



--------------------------------------------------------------------------------
5p -- AXP INSURED TAX-EXEMPT FUND -- 2003 PROSPECTUS

Average Annual Total Returns (as of Dec. 31, 2002)
                                                                                       Since             Since
                                                  1 year   5 years   10 years     inception (B&Y)    inception (C)
Insured Tax-Exempt:
   Class A
     Return before taxes                          +2.81%    +3.98%    +5.24%            N/A               N/A
     Return after taxes on distributions          +2.30%    +3.87%    +5.17%            N/A               N/A
     Return after taxes on distributions
     and sale of fund shares                      +3.73%    +4.09%    +5.19%            N/A               N/A
   Class B
     Return before taxes                          +3.13%    +4.04%      N/A          +4.88%(a)            N/A
   Class C
     Return before taxes                          +7.12%      N/A       N/A             N/A            +6.89%(c)
   Class Y
     Return before taxes                          +8.18%    +5.19%      N/A          +5.83%(a)            N/A
Lehman Brothers Municipal Insured Bond Index     +10.19%    +6.20%      N/A          +7.03%            +9.11%
Lehman Brothers Municipal Bond Index              +9.60%    +6.06%    +6.71%         +6.91%(b)         +8.69%(d)
Lipper Insured Municipal Debt Funds Index         +9.06%    +5.27%    +5.97%         +6.06%(b)         +8.16%(d)

(a) Inception date was March 20, 1995.

(b) Measurement period started April 1, 1995.

(c) Inception date was June 26, 2000.

(d) Measurement period started July 1, 2000.


Before-Tax Returns

This table shows total returns from hypothetical investments in Class A, Class B, Class C and Class Y shares of the Fund. These returns are compared to the indexes shown for the same periods. The performance of different classes varies because of differences in sales charges and fees. Past performance for Class Y for the periods prior to March 20, 1995 may be calculated based on the performance of Class A, adjusted to reflect differences in sales charges, although not for other differences in expenses.

After-Tax Returns

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.



--------------------------------------------------------------------------------
6p -- AXP INSURED TAX-EXEMPT FUND -- 2003 PROSPECTUS

The Return After Taxes on Distributions for a period may be the same as the Return Before Taxes for the same period if there are no distributions or if the distributions are small. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) may result in a higher return.

For purposes of this calculation we assumed:

o    the maximum sales charge for Class A shares,

o sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B shares,

o    no sales charge for Class C shares,

o    no sales charge for Class Y shares, and

o no adjustments for taxes paid by an investor on the reinvested income and capital gains.


Lehman Brothers Municipal Insured Bond Index is a total return benchmark designed for long-term municipal assets. The index includes insured bonds that are issued as part of a deal of at least $50 million, have an amount outstanding of at least $5 million, have a maturity of one year or greater, and have been issued after Dec. 31, 1990. The index results assume the reinvestment of all capital gain and dividend distributions. However, the securities used to create the index may not be representative of the bonds held in the Fund.


Lehman Brothers Municipal Bond Index, an unmanaged index, is made up of a representative list of general obligation, revenue, insured and pre-refunded bonds. The index is frequently used as a general measure of tax-exempt bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.

The Lipper Insured Municipal Debt Funds Index, published by Lipper Inc., includes the 10 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.


--------------------------------------------------------------------------------
7p -- AXP INSURED TAX-EXEMPT FUND -- 2003 PROSPECTUS

FEES AND EXPENSES

Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder Fees (fees paid directly from your investment)
                                                           Class A   Class B  Class C  Class Y
Maximum sales charge (load) imposed on purchases(a)
(as a percentage of offering price)                       4.75%(b)    none     none     none
Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)     none       5%      1%(c)    none

Annual Fund operating expenses (expenses that are deducted from Fund assets)

As a percentage of average daily net assets:   Class A  Class B Class C Class Y
Management fees                                 0.45%    0.45%   0.45%   0.45%
Distribution (12b-1) fees                       0.25%    1.00%   1.00%   0.00%
Other expenses(d)                               0.13%    0.13%   0.13%   0.23%
Total                                           0.83%    1.58%   1.58%   0.68%

(a) This charge may be reduced depending on the value of your total investments in American Express mutual funds. See "Sales Charges."

(b) For Class A purchases over $1,000,000 on which no sales charge is assessed, a 1% sales charge applies if you sell your shares less than one year after purchase.

(c) For Class C purchases, a 1% sales charge applies if you sell your shares less than one year after purchase.

(d) Other expenses include an administrative services fee, a shareholder services fee for Class Y, a transfer agency fee and other nonadvisory expenses. Effective May 2003, the Fund's transfer agency fee increased. The percentages above reflect the increase.



--------------------------------------------------------------------------------
8p -- AXP INSURED TAX-EXEMPT FUND -- 2003 PROSPECTUS

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assume you invest $10,000 and the Fund earns a 5% annual return each year. The operating expenses remain the same each year. You would pay the following expenses if you redeem all of your shares at the end of the time periods indicated:


                      1 year       3 years      5 years     10 years
Class A(a)             $556         $728         $914        $1,456
Class B                $561         $799         $961        $1,681(b)
Class C                $161         $499         $861        $1,883
Class Y                $ 69         $218         $379        $  850


(a)  Includes a 4.75% sales charge.

(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

You would pay the following expenses if you did not redeem your shares:


                      1 year       3 years      5 years    10 years
Class A(a)             $556         $728         $914        $1,456
Class B                $161         $499         $861        $1,681(b)
Class C                $161         $499         $861        $1,883
Class Y                $ 69         $218         $379        $  850

(a)  Includes a 4.75% sales charge.

(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.


These examples do not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown.

--------------------------------------------------------------------------------
9p -- AXP INSURED TAX-EXEMPT FUND -- 2003 PROSPECTUS

INVESTMENT MANAGER


The team that manages the Fund's portfolio is led by:

Terry Fettig, Portfolio Manager

o    Managed the Fund since 2003.

o    Leader of the municipal securities sector team.

o    Joined AEFC in 1986.

o    Began investment career in 1978.

o    MBA, University of Notre Dame.

AEFC's investment professionals who manage fixed income funds are organized into teams. Each team specializes in a particular sector of the fixed income market.

The Fund pays AEFC a fee for managing its assets. Under the Investment Management Services Agreement, the fee for the most recent fiscal year was 0.45% of the Fund's average daily net assets. Under the agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. AEFC or an affiliate may make payments from its own resources, which include profits from management fees paid by the Fund, to compensate broker-dealers or other persons for providing distribution assistance. AEFC, located at 200 AXP Financial Center, Minneapolis, Minnesota 55474, is a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, New York 10285.

The Fund has received an order from the Securities and Exchange Commission that permits AEFC, subject to the approval of the Board of Directors, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. Before the Fund may rely on the order, a majority of the Fund's outstanding voting securities will need to approve operating the Fund in this manner. If shareholder approval is received, the Fund may add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. There is no assurance shareholder approval will be received, and no changes will be made without shareholder approval until that time.


OTHER SECURITIES AND INVESTMENT STRATEGIES

The Fund may invest in other securities and may employ other investment strategies that are not principal investment strategies. The Fund's policies permit investment in other instruments, such as money market securities and other short-term tax-exempt securities. Additionally, the Fund may use derivative instruments such as futures, options and forward contracts to produce incremental earnings, to hedge existing positions, and to increase flexibility. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio manager is not required to use derivatives.

For more information on strategies and holdings, see the Fund's Statement of Additional Information (SAI) and its annual and semiannual reports.



--------------------------------------------------------------------------------
10p -- AXP INSURED TAX-EXEMPT FUND -- 2003 PROSPECTUS

Buying and Selling Shares


The public offering price for Class A shares of the Fund is the net asset value
(NAV) plus a sales charge, and for Class B, C, and Y shares, the NAV. In addition to buying and selling shares through the Fund's distributor, American Express Financial Advisors Inc., you may buy or sell shares through third parties, including 401(k) plans, banks, brokers, and investment advisers. Where authorized by the Fund, orders in good form are priced using the NAV next determined after your order is placed with the third party. If you buy or redeem shares through a third party, consult that firm to determine whether your order will be priced at the time it is placed with the third party or at the time it is placed with the Fund. The third party may charge a fee for its services.

VALUING FUND SHARES

The NAV is the value of a single share of the Fund. The NAV is determined by dividing the value of the Fund's assets, minus any liabilities, by the number of shares outstanding. AEFC calculates the NAV as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open.

The Fund's assets are valued primarily on the basis of market quotations. Certain short-term securities are valued at amortized cost. Foreign investments are valued in U.S. dollars.

AEFC will price a security at fair value in accordance with procedures adopted by the Fund's Board of Directors if a reliable market quotation is not readily available. AEFC also may use fair value if a security's value has been materially affected by events after the close of the primary exchanges or markets on which the security is traded and before the NAV is calculated. This occurs most commonly with foreign securities, but may occur in other cases. The fair value of a security is different from the quoted or published price.


INVESTMENT OPTIONS

1. Class A shares are sold to the public with a sales charge at the time of purchase and an annual distribution (12b-1) fee of 0.25%.

2. Class B shares are sold to the public with a contingent deferred sales charge (CDSC) and an annual distribution fee of 1.00%.

3. Class C shares are sold to the public without a sales charge at the time of purchase and with an annual distribution fee of 1.00% (may be subject to a CDSC).

4. Class Y shares are sold to qualifying institutional investors without a sales charge or distribution fee. Please see the SAI for information on eligibility to purchase Class Y shares.

--------------------------------------------------------------------------------
11p -- AXP INSURED TAX-EXEMPT FUND -- 2003 PROSPECTUS

Investment options summary

The Fund offers four different classes of shares. There are differences among the fees and expenses for each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial advisor can help you with this decision.

The following table shows the key features of each class:

                Class A            Class B        Class C         Class Y
--------------- ------------------ -------------- --------------- --------------
Availability    Available to       Available to   Available to    Limited to
                all investors.     all            all investors.  qualifying
                                   investors.                     institutional
                                                                  investors.
--------------- ------------------ -------------- --------------- --------------
Initial Sales   Yes. Payable       No. Entire     No. Entire      No. Entire
Charge          at time of         purchase       purchase        purchase price
                purchase.          price is       price is        is invested in
                Lower sales        invested in    invested in     shares of the
                charge for         shares of      shares of the   Fund.
                larger             the Fund.      Fund.
                investments.
--------------- ------------------ -------------- --------------- --------------
Deferred Sales  On purchases       Maximum 5%     1% CDSC         None.
Charge          over $1,000,000,   CDSC during    applies if
                1% CDSC            the first      you sell your
                applies if you     year           shares less
                sell your          decreasing     than one year
                shares less        to 0% after    after
                than one year      six years.     purchase.
                after purchase.
--------------- ------------------ -------------- --------------- --------------
Distribution    Yes.* 0.25%        Yes.* 1.00%    Yes.* 1.00%     Yes. 0.10%
and/or
Shareholder
Service Fee
--------------- ------------------ -------------- --------------- --------------
Conversion to   N/A                Yes,           No.             No.
Class A                            automatically
                                   in ninth
                                   calendar
                                   year of
                                   ownership.
--------------- ------------------ -------------- --------------- --------------

* The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows it to pay distribution and servicing-related expenses for the sale of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an on-going basis, the fees may cost long-term shareholders more than paying other types of sales charges imposed by some mutual funds.

Should you purchase Class A, Class B or Class C shares?

If your investments in American Express mutual funds total $250,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases. If you qualify for a waiver of the sales charge, Class A shares will be the best option.

If you invest less than $250,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and CDSC for six years. Class B shares convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for one year or longer. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a 1% distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), generally you should consider Class B shares if you intend to hold your shares for more than six years. Consider Class C shares if you intend to hold your shares less than six years. To help you determine what investment is best for you, consult your financial advisor.

--------------------------------------------------------------------------------
12p -- AXP INSURED TAX-EXEMPT FUND -- 2003 PROSPECTUS

PURCHASING SHARES

To purchase shares through an American Express Brokerage Account or entities other than American Express Financial Advisors Inc., please refer to the American Express Brokerage Web site or consult your selling agent. The following section explains how you can purchase shares from American Express Financial Advisors (the Distributor).

If you do not have a mutual fund account, you need to establish one. Your financial advisor will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

When you purchase shares for a new or existing account, your order will be priced at the next NAV calculated after your order is accepted by the Fund. If your application does not specify which class of shares you are purchasing, we will assume you are investing in Class A shares.

Important: When you open an account, you must provide your correct Taxpayer Identification Number (TIN), which is either your Social Security or Employer Identification number.

If you do not provide and certify the correct TIN, you could be subject to backup withholding of 28% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:

o    a $50 penalty for each failure to supply your correct TIN,

o a civil penalty of $500 if you make a false statement that results in no backup withholding, and

o    criminal penalties for falsifying information.

You also could be subject to backup withholding, if the IRS notifies us to do so, because you failed to report required interest or dividends on your tax return.

How to determine the correct TIN

For this type of account:                     Use the Social Security or
                                              Employer Identification number of:
--------------------------------------------- ----------------------------------
Individual or joint account                   The individual or one of the
                                              owners listed on the joint account
--------------------------------------------- ----------------------------------
Custodian account of a minor                  The minor
(Uniform Gifts/Transfers to Minors Act)
--------------------------------------------- ----------------------------------
A revocable living trust                      The grantor-trustee (the person
                                              who puts the money into the trust)
--------------------------------------------- ----------------------------------
An irrevocable trust, pension trust or        The legal entity (not the personal
estate                                        representative or trustee, unless
                                              no legal entity is designated in
                                              the account title)
--------------------------------------------- ----------------------------------
Sole proprietorship or single-owner LLC       The owner
--------------------------------------------- ----------------------------------
Partnership or multi-member LLC               The partnership
--------------------------------------------- ----------------------------------
Corporate or LLC electing corporate status    The corporation
on Form 8837
--------------------------------------------- ----------------------------------
Association, club or tax-exempt organization  The organization
--------------------------------------------- ----------------------------------

For details on TIN requirements, contact your financial advisor to obtain a copy of federal Form W-9, "Request for Taxpayer Identification Number and Certification." You also may obtain the form on the Internet at (www.irs.gov).

--------------------------------------------------------------------------------
13p -- AXP INSURED TAX-EXEMPT FUND -- 2003 PROSPECTUS

Three ways to invest

1 By mail

Once your account has been established, send your check with the account number on it to:

American Express Funds
70200 AXP Financial Center
Minneapolis, MN 55474

Minimum amounts
Initial investment:        $2,000
Additional investments:    $100
Account balances:          $300

If your account balance falls below $300, you will be asked to increase it to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares can be sold and the proceeds mailed to you.

2 By scheduled investment plan

Contact your financial advisor for assistance in setting up one of the following scheduled plans:

o    automatic payroll deduction,

o    bank authorization,

o    direct deposit of Social Security check, or

o    other plan approved by the Fund.

Minimum amounts
Initial investment:        $100
Additional investments:    $100 per payment
Account balances:          none (on a scheduled investment plan with monthly
                           payments)

If your account balance is below $2,000, you must make payments at least monthly.

3 By wire or electronic funds transfer

If you have an established account, you may wire money to:

Wells Fargo Bank Minnesota, N.A.
Minneapolis, MN 55479
Routing Transit No. 091000019

Give these instructions:

Credit American Express Financial Advisors Account #0000030015 for personal account # (your account number) for (your name). Please be sure to include all 10 digits of the American Express Financial Advisors account number, including the zeros.

If this information is not included, the order may be rejected, and all money received by the Fund, less any costs the Fund or American Express Client Service Corporation (AECSC) incurs, will be returned promptly.

Minimum amounts
Each wire investment: $1,000

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14p -- AXP INSURED TAX-EXEMPT FUND -- 2003 PROSPECTUS

TRANSACTIONS THROUGH AMERICAN EXPRESS BROKERAGE OR THIRD PARTIES

You may buy or sell shares through American Express Brokerage, certain 401(k) plans, banks, broker-dealers, financial advisors or other investment professionals. These organizations may charge you a fee for this service and may have different policies. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. The Fund and the Distributor are not responsible for the failure of one of these organizations to carry out its obligations to its customers. Some organizations may receive compensation from the Distributor or its affiliates for shareholder recordkeeping and similar services. Where authorized by the Fund, some organizations may designate selected agents to accept purchase or sale orders on the Fund's behalf. To buy or sell shares through American Express Brokerage or third parties or to determine if there are policy differences, please consult the American Express Brokerage Web site or your selling agent. For other pertinent information related to buying or selling shares, please refer to the appropriate section in the prospectus.

SALES CHARGES

Class A -- initial sales charge alternative

When you purchase Class A shares, you pay a sales charge as shown in the following table:

                                     Sales charge as percentage of:
Total market value         Public offering price*    Net amount invested
Up to $49,999                         4.75%                   4.99%
$50,000-$99,999                       4.25                    4.44
$100,000-$249,999                     3.50                    3.63
$250,000-$499,999                     2.50                    2.56
$500,000-$999,999                     2.00                    2.04
$1,000,000 or more                    0.00                    0.00

* Offering price includes the sales charge.

The sales charge on Class A shares may be lower than 4.75%, based on the combined market value of:

o    your current investment in this Fund,

o    your previous investment in this Fund, and

o investments you and your primary household group have made in other American Express mutual funds that have a sales charge. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21. For purposes of this policy, domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.) AXP Tax-Free Money Fund and Class A shares of AXP Cash Management Fund do not have sales charges.

--------------------------------------------------------------------------------
15p -- AXP INSURED TAX-EXEMPT FUND -- 2003 PROSPECTUS

Other Class A sales charge policies

o IRA purchases or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar group, may be added together to reduce sales charges for all shares purchased through that plan, and

o if you intend to invest more than $50,000 over a period of 13 months, you can reduce the sales charges in Class A by filing a letter of intent. If purchasing shares in a brokerage account or through a third party, you must request the reduced sales charge when you buy shares. For more details, please contact your financial advisor or see the SAI.

Waivers of the sales charge for Class A shares

Sales charges do not apply to:

o current or retired board members, officers or employees of the Fund or AEFC or its subsidiaries, their spouses or domestic partners, children and parents.

o current or retired American Express financial advisors, employees of financial advisors, their spouses or domestic partners, children and parents.

o registered representatives and other employees of brokers, dealers or other financial institutions having a sales agreement with the Distributor, including their spouses, domestic partners, children and parents.

o investors who have a business relationship with a newly associated financial advisor who joined the Distributor from another investment firm provided that (1) the purchase is made within six months of the advisor's appointment date with the Distributor, (2) the purchase is made with proceeds of shares sold that were sponsored by the financial advisor's previous broker-dealer, and (3) the proceeds are the result of a sale of an equal or greater value where a sales load was assessed.

o qualified employee benefit plans offering participants daily access to American Express mutual funds. Eligibility must be determined in advance. For assistance, please contact your financial advisor. Participants in certain qualified plans where the initial sales charge is waived may be subject to a deferred sales charge of up to 4%.

o shareholders who have at least $1 million in American Express mutual funds. If the investment is sold less than one year after purchase, a CDSC of 1% will be charged. During that year, the CDSC will be waived only in the circumstances described for waivers for Class B and Class C shares.

o purchases made within 90 days after a sale of American Express Fund shares (up to the amount sold). Send the Fund a written request along with your payment, indicating the date and the amount of the sale.

--------------------------------------------------------------------------------
16p -- AXP INSURED TAX-EXEMPT FUND -- 2003 PROSPECTUS

o    purchases made:

     o with dividend or capital gain distributions from this Fund or from the same class of another American Express mutual fund,

     o through or under a wrap fee product or other investment product sponsored by the Distributor or another authorized broker-dealer, investment advisor, bank or investment professional,

     o   within the University of Texas System ORP,

     o within a segregated separate account offered by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company,

     o   within the University of Massachusetts After-Tax Savings Program, or

     o through or under a subsidiary of AEFC offering Personal Trust Services' Asset-Based pricing alternative.

o shareholders whose original purchase was in a Strategist fund merged into an American Express fund in 2000.

Class B and Class C -- contingent deferred sales charge (CDSC) alternative

For Class B, the CDSC is based on the sale amount and the number of calendar years -- including the year of purchase -- between purchase and sale. The following table shows how CDSC percentages on sales decline after a purchase:

If the sale is made during the:              The CDSC percentage rate is:
First year                                                5%
Second year                                               4%
Third year                                                4%
Fourth year                                               3%
Fifth year                                                2%
Sixth year                                                1%
Seventh year                                              0%

For Class C, a 1% CDSC is charged if you sell your shares less than one year after purchase.

For both Class B and Class C, if the amount you are selling causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC is based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you never have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains.

In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

--------------------------------------------------------------------------------
17p -- AXP INSURED TAX-EXEMPT FUND -- 2003 PROSPECTUS

Example

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 3 1/2 years, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 3% because the sale was made during the fourth year after the purchase.

Waivers of the sales charge for Class B and Class C shares

The CDSC will be waived on sales of shares:

o    in the event of the shareholder's death,

o    held in trust for an employee benefit plan, or

o held in IRAs or certain qualified plans if American Express Trust Company is the custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

     o   at least 59 1/2 years old AND

     o taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

     o selling under an approved substantially equal periodic payment arrangement.

EXCHANGING/SELLING SHARES

Exchanges

You can exchange your Fund shares at no charge for shares of the same class of any other publicly offered American Express mutual fund. Exchanges into AXP Tax-Free Money Fund may only be made from Class A shares. For complete information on the other fund, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after we receive your transaction request in good order.

The Fund does not permit market-timing. Do not invest in the Fund if you are a market timer.

Excessive trading (market-timing) or other abusive short-term trading practices may disrupt portfolio management strategies, harm performance and increase fund expenses.

To prevent abuse or adverse effects on the Fund and its shareholders, AECSC and the Fund reserve the right to reject any purchase orders, including exchanges, limit the amount, modify or discontinue the exchange privilege, or charge a fee to any investor we believe has a history of abusive trading or whose trading, in our judgement has been disruptive to the Fund. For example, we may exercise these rights if exchanges are too numerous or too large.

--------------------------------------------------------------------------------
18p -- AXP INSURED TAX-EXEMPT FUND -- 2003 PROSPECTUS

Other exchange policies:

o    Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o    Once we receive your exchange request, you cannot cancel it.

o Shares of the new fund may not be used on the same day for another exchange.

o If your shares are pledged as collateral, the exchange will be delayed until AECSC receives written approval from the secured party.

Selling Shares

You can sell your shares at any time. The payment will be mailed within seven days after accepting your request.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good form by the Fund, minus any applicable CDSC.


You can change your mind after requesting a sale and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV rather than the offering price on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this option, send a written request within 90 days of the date your sale request was received and include your account number. This privilege may be limited or withdrawn at any time and use of this option may have tax consequences.


The Fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

To sell or exchange shares held through an American Express Brokerage Account or with entities other than American Express Financial Advisors, please consult your selling agent. The following section explains how you can exchange or sell shares held with American Express Financial Advisors.

If you decide to sell your shares within 30 days of a telephoned-in address change, a written request is required.

Important: If you request a sale of shares you recently purchased by a check or money order that is not guaranteed, the Fund will wait for your check to clear. It may take up to 10 days from the date of purchase before payment is made. Payment may be made earlier if your bank provides evidence satisfactory to the Fund and AECSC that your check has cleared.

--------------------------------------------------------------------------------
19p -- AXP INSURED TAX-EXEMPT FUND -- 2003 PROSPECTUS

Two ways to request an exchange or sale of shares

1 By letter

Include in your letter:

o    the name of the fund(s),

o    the class of shares to be exchanged or sold,

o your mutual fund account number(s) (for exchanges, both funds must be registered in the same ownership),

o    your Social Security number or Employer Identification number,

o    the dollar amount or number of shares you want to exchange or sell,

o    signature(s)  of  registered   account  owner(s)  (All  signatures  may  be
     required. Contact AECSC for more information.),

o    for sales, indicate how you want your money delivered to you, and

o    any paper certificates of shares you hold.

Regular or express mail:
American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

2 By telephone

American Express Client Service Corporation
Telephone Transaction Service
(800) 437-3133

o The Fund and AECSC will use reasonable procedures to confirm authenticity of telephone exchange or sale requests.

o Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts. You may request that these privileges NOT apply by writing AECSC. Each registered owner must sign the request.

o Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.

o    Telephone privileges may be modified or discontinued at any time.

Minimum sale amount:       $100
Maximum sale amount:       $100,000

--------------------------------------------------------------------------------
20p -- AXP INSURED TAX-EXEMPT FUND -- 2003 PROSPECTUS

Four ways to receive payment when you sell shares

1 By regular or express mail

o    Mailed to the address on record.

o    Payable to names listed on the account.

o The express mail delivery charges you pay will vary depending on the courier you select.

2 By electronic funds transfer (EFT or ACH)

o    Minimum redemption: $100.

o    Funds are deposited electronically into your bank account.

o    No charge.

o Bank account must be in the same ownership as the American Express mutual fund account.

o    Allow two to five business days from request to deposit.

o    Pre-authorization  required.  For  instructions,   contact  your  financial
     advisor or AECSC.

3 By wire

o    Minimum redemption: $1,000.

o    Funds are wired electronically into your bank account.

o    Applicable wire charges will vary depending on service provided.

o Bank account must be in the same ownership as the American Express mutual fund account.

o    Allow one to two business days from request to deposit for domestic wires.

o    Pre-authorization  required.  For  instructions,   contact  your  financial
     advisor or AECSC.

4 By scheduled payout plan

o    Minimum payment: $50.

o Contact your financial advisor or AECSC to set up regular payments on a monthly, bimonthly, quarterly, semiannual or annual basis.

o Purchasing new shares while under a payout plan may be disadvantageous because of the sales charges.

--------------------------------------------------------------------------------
21p -- AXP INSURED TAX-EXEMPT FUND -- 2003 PROSPECTUS

Distributions and Taxes

As a shareholder you are entitled to your share of the Fund's net income and net gains. The Fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The Fund's net investment income is distributed to you as dividends. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the Fund held the security. Realized capital gains and losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

o    you request distributions in cash, or

o you direct the Fund to invest your distributions in the same class of any publicly offered American Express mutual fund for which you have previously opened an account.

We reinvest the distributions for you at the next calculated NAV after the distribution is paid.

If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

TAXES

Dividends distributed from interest earned on tax-exempt securities (exempt-interest dividends) are exempt from federal income taxes but may be subject to state and local taxes. Dividends distributed from capital gain distributions and other income earned are not exempt from federal income taxes. Distributions are taxable in the year the Fund declares them regardless of whether you take them in cash or reinvest them.

Interest on certain private activity bonds is a preference item for purposes of the individual and corporate alternative minimum taxes. To the extent the Fund earns such income, it will flow through to its shareholders and may be taxable to those shareholders who are subject to the alternative minimum tax.

Because interest on municipal bonds and notes is tax-exempt for federal income tax purposes, any interest on money you borrow that is used directly or indirectly to purchase Fund shares is not deductible on your federal income tax return. You should consult a tax advisor regarding its deductibility for state and local income tax purposes.

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

--------------------------------------------------------------------------------
22p -- AXP INSURED TAX-EXEMPT FUND -- 2003 PROSPECTUS

For tax purposes, an exchange is considered a sale and purchase and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

Important: This information is a brief and selective summary of some of the tax rules that apply to this Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.


--------------------------------------------------------------------------------
23p -- AXP INSURED TAX-EXEMPT FUND -- 2003 PROSPECTUS

Financial Highlights


The financial highlights tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, is included in the annual report which, if not included with this prospectus, is available upon request.

Class A
Per share income and capital changes(a)
Fiscal period ended June 30,                                                2003    2002     2001     2000      1999
Net asset value, beginning of period                                       $5.54   $5.48    $5.28    $5.44     $5.63
Income from investment operations:
Net investment income (loss)                                                 .21     .23      .27      .27       .27
Net gains (losses) (both realized and unrealized)                            .22     .06      .20     (.16)     (.18)
Total from investment operations                                             .43     .29      .47      .11       .09
Less distributions:
Dividends from net investment income                                        (.21)   (.23)    (.27)    (.27)     (.27)
Distributions from realized gains                                           (.14)     --       --       --      (.01)
Total distributions                                                         (.35)   (.23)    (.27)    (.27)     (.28)
Net asset value, end of period                                             $5.62   $5.54    $5.48    $5.28     $5.44

Ratios/supplemental data
Net assets, end of period (in millions)                                     $426    $397     $387     $371      $439
Ratio of expenses to average daily net assets(c)                            .83%    .82%     .82%     .82%      .75%
Ratio of net investment income (loss) to average daily net assets          3.78%   4.18%    4.88%    5.16%     4.87%
Portfolio turnover rate (excluding short-term securities)                   141%     32%       4%       9%       13%
Total return(e)                                                            8.03%   5.37%    8.98%    2.13%     1.74%

See accompanying notes to financial highlights.


--------------------------------------------------------------------------------
24p -- AXP INSURED TAX-EXEMPT FUND -- 2003 PROSPECTUS

Class B
Per share income and capital changes(a)
Fiscal period ended June 30,                                                2003    2002     2001     2000      1999
Net asset value, beginning of period                                       $5.54   $5.48    $5.28    $5.44     $5.63
Income from investment operations:
Net investment income (loss)                                                 .17     .19      .23      .23       .23
Net gains (losses) (both realized and unrealized)                            .23     .06      .20     (.16)     (.18)
Total from investment operations                                             .40     .25      .43      .07       .05
Less distributions:
Dividends from net investment income                                        (.17)   (.19)    (.23)    (.23)     (.23)
Distributions from realized gains                                           (.14)     --       --       --      (.01)
Total distributions                                                         (.31)   (.19)    (.23)    (.23)     (.24)
Net asset value, end of period                                             $5.63   $5.54    $5.48    $5.28     $5.44

Ratios/supplemental data
Net assets, end of period (in millions)                                      $70     $65      $56      $51       $61
Ratio of expenses to average daily net assets(c)                           1.58%   1.58%    1.58%    1.57%     1.51%
Ratio of net investment income (loss) to average daily net assets          2.99%   3.43%    4.13%    4.41%     4.13%
Portfolio turnover rate (excluding short-term securities)                   141%     32%       4%       9%       13%
Total return(e)                                                            7.40%   4.59%    8.17%    1.35%      .99%

See accompanying notes to financial highlights.


--------------------------------------------------------------------------------
25p -- AXP INSURED TAX-EXEMPT FUND -- 2003 PROSPECTUS

Class C
Per share income and capital changes(a)
Fiscal period ended June 30,                                                2003    2002     2001     2000(b)
Net asset value, beginning of period                                       $5.55   $5.49    $5.28    $5.27
Income from investment operations:
Net investment income (loss)                                                 .17     .19      .23       --
Net gains (losses) (both realized and unrealized)                            .23     .06      .21      .01
Total from investment operations                                             .40     .25      .44      .01
Less distributions:
Dividends from net investment income                                        (.17)   (.19)    (.23)      --
Distributions from realized gains                                           (.14)     --       --       --
Total distributions                                                         (.31)   (.19)    (.23)      --
Net asset value, end of period                                             $5.64   $5.55    $5.49    $5.28

Ratios/supplemental data
Net assets, end of period (in millions)                                       $9      $6       $2      $--
Ratio of expenses to average daily net assets(c)                           1.58%   1.58%    1.58%    1.57%(d)
Ratio of net investment income (loss) to average daily net assets          2.98%   3.44%    4.16%    5.22%(d)
Portfolio turnover rate (excluding short-term securities)                   141%     32%       4%       9%
Total return(e)                                                            7.39%   4.59%    8.40%     .19%(f)

See accompanying notes to financial highlights.


--------------------------------------------------------------------------------
26p -- AXP INSURED TAX-EXEMPT FUND -- 2003 PROSPECTUS

Class Y
Per share income and capital changes(a)
Fiscal period ended June 30,                                                2003    2002     2001     2000      1999
Net asset value, beginning of period                                       $5.53   $5.47    $5.27    $5.44     $5.64
Income from investment operations:
Net investment income (loss)                                                 .22     .24      .28      .28       .30
Net gains (losses) (both realized and unrealized)                            .23     .06      .20     (.17)     (.19)
Total from investment operations                                             .45     .30      .48      .11       .11
Less distributions:
Dividends from net investment income                                        (.22)   (.24)    (.28)    (.28)     (.30)
Distributions from realized gains                                           (.14)     --       --       --      (.01)
Total distributions                                                         (.36)   (.24)    (.28)    (.28)     (.31)
Net asset value, end of period                                             $5.62   $5.53    $5.47    $5.27     $5.44

Ratios/supplemental data
Net assets, end of period (in millions)                                      $--     $--      $--      $--       $--
Ratio of expenses to average daily net assets(c)                            .68%    .67%     .67%     .67%      .60%
Ratio of net investment income (loss) to average daily net assets          4.06%   4.39%    5.05%    5.33%     5.01%
Portfolio turnover rate (excluding short-term securities)                   141%     32%       4%       9%       13%
Total return(e)                                                            8.46%   5.60%    9.22%    2.30%     1.87%

Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Adjusted to an annual basis.

(e) Total return does not reflect payment of a sales charge.

(f) Not annualized.


--------------------------------------------------------------------------------
27p -- AXP INSURED TAX-EXEMPT FUND -- 2003 PROSPECTUS

Appendix

2003 Federal Tax-Exempt/Taxable Equivalent Yield Calculation

The following tables determine federal taxable yield equivalents for given rates of tax-exempt income.

Step 1: Calculating Your Marginal Tax Rate

Using your Taxable Income and Adjusted Gross Income as guides, you can locate your marginal tax rate in the table below. The same process is used for the Qualifying Dividend Rates and the Ordinary Income Rates.

First, locate your Taxable Income in a filing status and income range in the left-hand column. Then, locate your adjusted Gross Income at the top of the chart. At the point where your Taxable Income line meets your Adjusted Gross Income column, the percentage shown is an approximation of your Marginal Tax Rate.

Example: Assume you are comparing Ordinary Income Rates to Tax-Exempt Rates, you are married filing jointly, your taxable income is $138,000 and your adjusted gross income is $175,000. Under Ordinary Income Rates, Taxable Income Married Filing Jointly, $138,000 is in the $114,650 - $174,700 row. Under Adjusted Gross Income, $175,000 is in the $139,500 to $209,250 column. The Taxable Income line and Adjusted Gross Income column meet at 28.84%. This is the rate you will use in Step 2.

Qualifying dividend rates
Taxable income                          Adjusted gross income
--------------------------------------------------------------------------------
                            $0        $139,500     $209,250
                            to           to           to           Over
Married filing jointly   $139,500    $209,250(1)  $331,750(2)   $331,750(1)
--------------------------------------------------------------------------------
$      0  - $ 56,800        5.00%
  56,800  -  114,650       15.00       15.45%
 114,650  -  174,700       15.00       15.45        16.18%
 174,700  -  311,950       15.00       15.45        16.18        15.45%
  Over 311,950             15.00                    16.18(3)     15.45
--------------------------------------------------------------------------------

Taxable income                          Adjusted gross income
--------------------------------------------------------------------------------
                            $0        $139,500
                            to           to          Over
Single                   $139,500    $262,000(2)  $262,000(1)
--------------------------------------------------------------------------------
$      0  -  $28,400        5.00%
  28,400  -   68,800       15.00
  68,800  -  143,500       15.00       15.82%
 143,500  -  311,950       15.00       15.82        15.45%
Over 311,950               15.00                    15.45
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
28p -- AXP INSURED TAX-EXEMPT FUND -- 2003 PROSPECTUS

Ordinary income rates
Taxable income                          Adjusted gross income
--------------------------------------------------------------------------------
                            $0        $139,500     $209,250
                            to           to           to           Over
Married filing jointly   $139,500    $209,250(1)  $331,750(2)   $331,750(1)
--------------------------------------------------------------------------------
$      0  - $ 14,000       10.00%
  14,000  -   56,800       15.00
  56,800  -  114,650       25.00       25.75%
 114,650  -  174,700       28.00       28.84        30.21%
 174,700  -  311,950       33.00       33.99        35.60        33.99%
Over 311,950               35.00                    37.76(3)     36.05
--------------------------------------------------------------------------------

Taxable income                          Adjusted gross income
--------------------------------------------------------------------------------
                            $0        $139,500
                            to           to          Over
Single                   $139,500    $262,000(2)  $262,000(1)
--------------------------------------------------------------------------------
$      0  -  $ 7,000       10.00%
   7,000  -   28,400       15.00
  28,400  -   68,800       25.00
  68,800  -  143,500       28.00       29.52%
 143,500  -  311,950       33.00       34.80        33.99%
Over 311,950               35.00                    36.05
--------------------------------------------------------------------------------

(1)  Assumes a phase-out of itemized deduction.

(2)  Assumes a phase-out of itemized deductions and personal exemptions.

(3) This rate applies only to the limited case where the couple's AGI is $331,750 or less and their taxable income exceeds $311,950.


--------------------------------------------------------------------------------
29p -- AXP INSURED TAX-EXEMPT FUND -- 2003 PROSPECTUS

Step 2: Determining Your Federal Taxable Yield Equivalent

Using 28.84%, you may determine that a tax-exempt yield of 3% is equivalent to earning a taxable 4.22% yield.

                                           For these Tax-Exempt Rates:
----------------------------------------------------------------------------------------------------------
             1.00%   1.50%    2.00%    2.50%    3.00%    3.50%   4.00%    4.50%    5.00%    5.50%   6.00%
----------------------------------------------------------------------------------------------------------
Marginal
Tax Rates                                 The Tax-Equivalent Yields Are (%):
----------------------------------------------------------------------------------------------------------
   5.00%     1.05    1.58     2.11     2.63     3.16     3.68    4.21     4.74     5.26     5.79    6.32
  10.00%     1.11    1.67     2.22     2.78     3.33     3.89    4.44     5.00     5.56     6.11    6.67
  15.00%     1.18    1.76     2.35     2.94     3.53     4.12    4.71     5.29     5.88     6.47    7.06
  15.45%     1.18    1.77     2.37     2.96     3.55     4.14    4.73     5.32     5.91     6.51    7.10
  15.82%     1.19    1.78     2.38     2.97     3.56     4.16    4.75     5.35     5.94     6.53    7.13
  16.18%     1.19    1.79     2.39     2.98     3.58     4.18    4.77     5.37     5.97     6.56    7.16
  25.00%     1.33    2.00     2.67     3.33     4.00     4.67    5.33     6.00     6.67     7.33    8.00
  25.75%     1.35    2.02     2.69     3.37     4.04     4.71    5.39     6.06     6.73     7.41    8.08
  28.00%     1.39    2.08     2.78     3.47     4.17     4.86    5.56     6.25     6.94     7.64    8.33
  28.84%     1.41    2.11     2.81     3.51     4.22     4.92    5.62     6.32     7.03     7.73    8.43
  29.52%     1.42    2.13     2.84     3.55     4.26     4.97    5.68     6.38     7.09     7.80    8.51
  30.21%     1.43    2.15     2.87     3.58     4.30     5.02    5.73     6.45     7.16     7.88    8.60
  33.00%     1.49    2.24     2.99     3.73     4.48     5.22    5.97     6.72     7.46     8.21    8.96
  33.99%     1.51    2.27     3.03     3.79     4.54     5.30    6.06     6.82     7.57     8.33    9.09
  34.80%     1.53    2.30     3.07     3.83     4.60     5.37    6.13     6.90     7.67     8.44    9.20
  35.00%     1.54    2.31     3.08     3.85     4.62     5.38    6.15     6.92     7.69     8.46    9.23
  35.60%     1.55    2.33     3.11     3.88     4.66     5.43    6.21     6.99     7.76     8.54    9.32
  36.05%     1.56    2.35     3.13     3.91     4.69     5.47    6.25     7.04     7.82     8.60    9.38
  37.76%     1.61    2.41     3.21     4.02     4.82     5.62    6.43     7.23     8.03     8.84    9.64
----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
30p -- AXP INSURED TAX-EXEMPT FUND -- 2003 PROSPECTUS

This Fund, along with the other American Express mutual funds, is distributed by American Express Financial Advisors Inc. and can be purchased from an American Express financial advisor or from other authorized broker-dealers or third parties. The Funds can be found under the "Amer Express" banner in most mutual fund quotations.

Additional information about the Fund and its investments is available in the Fund's Statement of Additional Information (SAI), annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report or the semiannual report, contact your selling agent or American Express Client Service Corporation.

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474
(800) 862-7919
TTY: (800) 846-4852
Web site address:


americanexpress.com/funds


You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at (http://www.sec.gov). Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act File #811-4647

Ticker Symbol
Class A: IINSX    Class B: IINBX
Class C: --       Class Y: --

--------------------------------------------------------------------------------
(logo)
AMERICAN
   EXPRESS(R)
--------------------------------------------------------------------------------

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

                                                              S-6327-99 Y (8/03)

                     AXP(R) SPECIAL TAX-EXEMPT SERIES TRUST
                       AXP(R) CALIFORNIA TAX-EXEMPT TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR

                        AXP(R) CALIFORNIA TAX-EXEMPT FUND
                      AXP(R) MASSACHUSETTS TAX-EXEMPT FUND
                         AXP(R) MICHIGAN TAX-EXEMPT FUND
                        AXP(R) MINNESOTA TAX-EXEMPT FUND
                         AXP(R) NEW YORK TAX-EXEMPT FUND
                           AXP(R) OHIO TAX-EXEMPT FUND

  (singularly and collectively, where the context requires, referred to as the
                                     Fund)

              For state specific risk factors, please see Appendix B.

                                  AUG. 29, 2003

This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus and the financial statements contained in the most recent Annual Report to shareholders (Annual Report) that may be obtained from your financial advisor or by writing to American Express Client Service Corporation, 70100 AXP Financial Center, Minneapolis, MN 55474 or by calling
(800) 862-7919.

The Independent Auditors' Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the Annual Report are incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference. The prospectus for the Fund, dated the same date as this SAI, also is incorporated in this SAI by reference.
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Table of Contents

Mutual Fund Checklist                                         p.  3

Fundamental Investment Policies                               p.  4

Investment Strategies and Types of Investments                p.  5

Information Regarding Risks and Investment Strategies         p.  6

Security Transactions                                         p. 20

Brokerage Commissions Paid to Brokers Affiliated with
   American Express Financial Corporation                     p. 22


Performance Information                                       p. 22


Valuing Fund Shares                                           p. 27


Proxy Voting                                                  p. 28

Investing in the Fund                                         p. 29

Selling Shares                                                p. 30

Pay-out Plans                                                 p. 31

Capital Loss Carryover                                        p. 31

Taxes                                                         p. 32

Agreements                                                    p. 33

Organizational Information                                    p. 36

Board Members and Officers                                    p. 40

Principal Holders of Securities                               p. 47

Independent Auditors                                          p. 47

Appendix A: Description of Ratings                            p. 48

Appendix B: State Risk Factors                                p. 53


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Mutual Fund Checklist

[X] Mutual funds are NOT guaranteed or insured by any bank or government agency. You can lose money.

[X] Mutual funds ALWAYS carry investment risks. Some types carry more risk than others.

[X]    A higher rate of return typically involves a higher risk of loss.

[X]    Past performance is not a reliable indicator of future performance.

[X]    ALL mutual funds have costs that lower investment return.

[X] You can buy some mutual funds by contacting them directly. Others, like this one, are sold mainly through brokers, banks, financial planners, or insurance agents. If you buy through these financial professionals, you generally will pay a sales charge.

[X] Shop around. Compare a mutual fund with others of the same type before you buy.

OTHER IDEAS FOR SUCCESSFUL MUTUAL FUND INVESTING

Develop a Financial Plan

Have a plan -- even a simple plan can help you take control of your financial future. Review your plan with your advisor at least once a year or more frequently if your circumstances change.

Dollar-Cost Averaging

An investment technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more shares will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the shares lower than the average market price of shares purchased, although there is no guarantee.

While this does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing through changing market conditions to accumulate shares to meet long-term goals.

Dollar-cost averaging

Regular                      Market price                  Shares
investment                    of a share                  acquired

  $100                          $ 6.00                      16.7
   100                            4.00                      25.0
   100                            4.00                      25.0
   100                            6.00                      16.7
   100                            5.00                      20.0
   ---                            ----                      ----
  $500                          $25.00                     103.4

Average market price of a share over 5 periods:  $5.00 ($25.00 divided by 5)

The average price you paid for each share:       $4.84 ($500 divided by 103.4)

Diversify

Diversify your portfolio. By investing in different asset classes and different economic environments you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

Understand Your Investment

Know what you are buying. Make sure you understand the potential risks, rewards, costs, and expenses associated with each of your investments.

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Fundamental Investment Policies

Fundamental investment policies adopted by the Fund cannot be changed without the approval of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act).

Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

The policies below are fundamental policies that apply to the Fund and may be changed only with shareholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Fund will not:

o Under normal market conditions, invest less than 80% of its net assets in municipal obligations that are generally exempt from federal income tax as well as respective state and local income tax.

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o Make a loan of any part of its assets to American Express Financial Corporation (AEFC), to the board members and officers of AEFC or to its own board members and officers.

o   Lend Fund securities in excess of 30% of its net assets, at market value.

Except for the fundamental investment policies listed above, the other investment policies described in the prospectus and in this SAI are not fundamental and may be changed by the board at any time.

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Investment Strategies and Types of Investments

This table shows various investment strategies and investments that many funds are allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager may make on behalf of the Fund. For a description of principal risks, please see the prospectus. Notwithstanding the Fund's ability to utilize these strategies and techniques, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to attempt to hedge against certain types of risk, these practices are left to the investment manager's sole discretion.

Investment strategies and types of investments          Allowable for the Fund?

Agency and Government Securities                              yes
Borrowing                                                     yes
Cash/Money Market Instruments                                 yes
Collateralized Bond Obligations                               yes
Commercial Paper                                              yes
Common Stock                                                   no
Convertible Securities                                        yes
Corporate Bonds                                               yes
Debt Obligations                                              yes
Depositary Receipts                                            no
Derivative Instruments (including Options and Futures)        yes
Foreign Currency Transactions                                  no
Foreign Securities                                            yes
High-Yield (High-Risk) Securities (Junk Bonds)                yes
Illiquid and Restricted Securities                            yes
Indexed Securities                                            yes
Inverse Floaters                                              yes
Investment Companies                                           no
Lending of Portfolio Securities                               yes
Loan Participations                                           yes
Mortgage- and Asset-Backed Securities                         yes
Mortgage Dollar Rolls                                         yes
Municipal Obligations                                         yes
Preferred Stock                                               yes
Real Estate Investment Trusts                                 yes
Repurchase Agreements                                         yes
Reverse Repurchase Agreements                                 yes
Short Sales                                                    no
Sovereign Debt                                                yes
Structured Products                                           yes
Swap Agreements -- Interest Rate                              yes
Variable- or Floating-Rate Securities                         yes
Warrants                                                      yes
When-Issued Securities and Forward Commitments                yes
Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities          yes

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The following are guidelines that may be changed by the board at any time:

o A portion of the Fund's assets may be invested in bonds whose interest is subject to the alternative minimum tax computation. As long as the staff of the SEC maintains its current position that a fund calling itself a "tax-exempt" fund may not invest more than 20% of its net assets in these bonds, the Fund will limit its investments in these bonds to 20% of its net assets.

o At least 75% of the Fund's investments will be in investment-grade securities or in non-rated securities of equivalent investment quality in the judgment of the Fund's investment manager. The other 25% may be in securities rated Ba or B by Moody's or BB or B by S&P or the equivalent (commonly known as junk bonds).

o The Fund may invest more than 25% of its total assets in a particular segment of the municipal securities market or in industrial revenue bonds, but does not intend to invest more than 25% of its total assets in industrial revenue bonds issued for companies in the same industry.

o If, in the opinion of the investment manager, appropriate tax-exempt securities are not available, the Fund may invest up to 20% of its net assets, or more on a temporary defensive basis, in taxable investments.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o   No more than 10% of the Fund's net assets will be held in inverse floaters.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o The Fund will not buy or margin or sell short, except the Fund may enter into interest rate futures contracts.

Information Regarding Risks and Investment Strategies

RISKS

The following is a summary of common risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or investment strategy). Please remember that a mutual fund's risk profile is largely defined by the fund's primary securities and investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk may be associated with the Fund at any time (for a description of principal risks, please see the prospectus):

Call/Prepayment Risk

The risk that a bond or other security might be called (or otherwise converted, prepaid, or redeemed) before maturity. This type of risk is closely related to reinvestment risk.

Correlation Risk

The risk that a given transaction may fail to achieve its objectives due to an imperfect relationship between markets. Certain investments may react more negatively than others in response to changing market conditions.

Credit Risk

The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Junk bonds have greater price fluctuations and are more likely to experience a default than investment grade bonds.

Event Risk

Occasionally, the value of a security may be seriously and unexpectedly changed by a natural or industrial accident or occurrence.

Foreign/Emerging Markets Risk

The following are all components of foreign/emerging markets risk:

Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

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Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social, and political) in emerging market countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

Inflation Risk

Also known as purchasing power risk, inflation risk measures the effects of continually rising prices on investments. If an investment's yield is lower than the rate of inflation, your money will have less purchasing power as time goes on.

Interest Rate Risk

The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a bond, the higher its yield and the greater its sensitivity to changes in interest rates.

Issuer Risk

The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Legal/Legislative Risk

Congress and other governmental units have the power to change existing laws affecting securities. A change in law might affect an investment adversely.

Leverage Risk

Some derivative investments (such as options, futures, or options on futures) require little or no initial payment and base their price on a security, a currency, or an index. A small change in the value of the underlying security, currency, or index may cause a sizable gain or loss in the price of the instrument.

Liquidity Risk

Securities may be difficult or impossible to sell at the time that the Fund would like. The Fund may have to lower the selling price, sell other investments, or forego an investment opportunity.

Management Risk

The risk that a strategy or selection method utilized by the investment manager may fail to produce the intended result. When all other factors have been accounted for and the investment manager chooses an investment, there is always the possibility that the choice will be a poor one.

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Reinvestment Risk

The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

Sector/Concentration Risk

Investments that are concentrated in a particular issuer, geographic region, or industry will be more susceptible to changes in price (the more you diversify, the more you spread risk).

Small and Medium Company Risk

Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

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INVESTMENT STRATEGIES

The following information supplements the discussion of the Fund's investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes many strategies that many mutual funds use and types of securities that they purchase. Please refer to the section titled Investment Strategies and Types of Investments to see which are applicable to the Fund.

Agency and Government Securities

The U.S. government and its agencies issue many different types of securities. U.S. Treasury bonds, notes, and bills and securities including mortgage pass through certificates of the Government National Mortgage Association (GNMA) are guaranteed by the U.S. government. Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises but are not guaranteed by the U.S. government. This may increase the credit risk associated with these investments.

Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance Corporation, Federal Home Loan Bank, FHLMC, FNMA, Student Loan Marketing Association (SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. Agency and government securities are subject to the same concerns as other debt obligations. (See also Debt Obligations and Mortgage- and Asset-Backed Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include:
Call/Prepayment Risk, Inflation Risk, Interest Rate Risk, Management Risk, and Reinvestment Risk.

Borrowing

The Fund may borrow money for temporary or emergency purposes and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as derivative instruments). Borrowings are subject to costs (in addition to any interest that may be paid) and typically reduce the Fund's total return. Except as qualified above, however, the Fund will not buy securities on margin.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Inflation Risk and Management Risk.

Cash/Money Market Instruments

The Fund may maintain a portion of its assets in cash and cash-equivalent investments. Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. The Fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject the Fund to certain costs and expenses.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk, Inflation Risk, and Management Risk.

Collateralized Bond Obligations

Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into "tiers." Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments -- money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, earns them investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield (High-Risk) Securities (Junk Bonds).)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, and Management Risk.

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Commercial Paper

Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk, Liquidity Risk, and Management Risk.

Common Stock

Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Event Risk, Issuer Risk, Legal/Legislative Risk, Management Risk, Market Risk, and Small and Medium Company Risk.


Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common, preferred or other securities of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Call/Prepayment Risk, Interest Rate Risk, Issuer Risk, Management Risk, Market Risk, and Reinvestment Risk.

Corporate Bonds

Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government agency or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield (High-Risk) Securities (Junk Bonds).)

Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as "debentures." See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

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Debt Obligations

Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield (High-Risk) Securities (Junk Bonds).)

All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating organization or their rating systems, the Fund will attempt to use comparable ratings as standards for selecting investments.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Depositary Receipts

Some foreign securities are traded in the form of American Depositary Receipts
(ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks of other investments in foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, Management Risk, and Market Risk.

Derivative Instruments

Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, or an index. A small change in the value of the underlying security, currency, or index can cause a sizable percentage gain or loss in the price of the derivative instrument.

Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as "futures contracts." Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.

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Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If the Fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, CBOE, or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

Futures Contracts. A futures contract is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Futures contracts may be based on various securities, securities indices (such as the S&P 500 Index), foreign currencies and other financial instruments and indices.

Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to

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close the option and terminate the investor's obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

Options on Stock Indexes. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level.

Tax and Accounting Treatment. As permitted under federal income tax laws and to the extent the Fund is allowed to invest in futures contracts, the Fund intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If the Fund is using short futures contracts for hedging purposes, the Fund may be required to defer recognizing losses incurred on short futures contracts and on underlying securities.

Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, the Fund will either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

Other Risks of Derivatives.

The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager's ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Another risk is caused by the legal unenforcibility of a party's obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(See also Foreign Currency Transactions.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Leverage Risk, Liquidity Risk, and Management Risk.

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Foreign Currency Transactions

Investments in foreign countries usually involve currencies of foreign countries. The value of an investor's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, an investor may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing a fund's NAV to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments. Many funds utilize diverse types of derivative instruments in connection with their foreign currency exchange transactions.

(See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Correlation Risk, Interest Rate Risk, Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Securities

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The introduction of a single currency, the euro, on January 1, 1999 for participating European nations in the Economic and Monetary Union ("EU") presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom and Denmark into the euro and the admission of other non-EU countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk, Issuer Risk, and Management Risk.

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High-Yield (High-Risk) Securities (Junk Bonds)

High yield (high-risk) securities are sometimes referred to as junk bonds. They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Legislation may be adopted from time to time designed to limit the use of certain lower quality and comparable unrated securities by certain issuers.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield (high-risk) securities include:
Call/Prepayment Risk, Credit Risk, Currency Risk, Interest Rate Risk, and Management Risk.

Illiquid and Restricted Securities

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments.

To the extent the Fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for such securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for the Fund to sell such an investment promptly and at an acceptable price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include:
Liquidity Risk and Management Risk.

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Indexed Securities

The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk, Management Risk, and Market Risk.

Inverse Floaters

Inverse floaters are created by underwriters using the interest payment on securities. A portion of the interest received is paid to holders of instruments based on current interest rates for short-term securities. The remainder, minus a servicing fee, is paid to holders of inverse floaters. As interest rates go down, the holders of the inverse floaters receive more income and an increase in the price for the inverse floaters. As interest rates go up, the holders of the inverse floaters receive less income and a decrease in the price for the inverse floaters. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inverse floaters include: Interest Rate Risk and Management Risk.

Investment Companies

Investing in securities issued by registered and unregistered investment companies may involve the duplication of advisory fees and certain other expenses.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the securities of other investment companies include: Management Risk and Market Risk.

Lending of Portfolio Securities

The Fund may lend certain of its portfolio securities to broker-dealers. The current policy of the Fund's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Fund receives the market price in cash, U.S. government securities, letters of credit, or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Fund will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Fund receives cash payments equivalent to all interest or other distributions paid on the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest, or other distributions on the securities loaned.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include:
Credit Risk and Management Risk.

Loan Participations

Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk and Management Risk.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

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Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity.

The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage- and asset-backed securities include:
Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Liquidity Risk, and Management Risk.

Mortgage Dollar Rolls

Mortgage dollar rolls are investments whereby an investor would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While an investor would forego principal and interest paid on the mortgage-backed securities during the roll period, the investor would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk, Interest Rate Risk, and Management Risk.

Municipal Obligations

Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either "general obligations" or "revenue obligations."

General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

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Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Event Risk, Inflation Risk, Interest Rate Risk, Legal/Legislative Risk, and Market Risk.

Preferred Stock

Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk, Management Risk, and Market Risk.

Real Estate Investment Trusts

Real estate investment trusts (REITs) are entities that manage a portfolio of real estate to earn profits for their shareholders. REITs can make investments in real estate such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Additionally, the failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with REITs include: Issuer Risk, Management Risk, and Market Risk.

Repurchase Agreements

The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk and Management Risk.

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Reverse Repurchase Agreements

In a reverse repurchase agreement, the investor would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk, Interest Rate Risk, and Management Risk.

Short Sales

With short sales, an investor sells a security that it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the investor must borrow the security to make delivery to the buyer. The investor is obligated to replace the security that was borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the investor sold the security. A fund that is allowed to utilize short sales will designate cash or liquid securities to cover its open short positions. Those funds also may engage in "short sales against the box," a form of short-selling that involves selling a security that an investor owns (or has an unconditioned right to purchase) for delivery at a specified date in the future. This technique allows an investor to hedge protectively against anticipated declines in the market of its securities. If the value of the securities sold short increased between the date of the short sale and the date on which the borrowed security is replaced, the investor loses the opportunity to participate in the gain. A "short sale against the box" will result in a constructive sale of appreciated securities thereby generating capital gains to the Fund.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Management Risk and Market Risk.

Sovereign Debt

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with sovereign debt include: Credit Risk, Foreign/Emerging Markets Risk, and Management Risk.

Structured Products

Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option, or a forward contract embedded in a note or any of a wide variety of debt, equity, and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market, and defaults by other parties. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with structured products include: Credit Risk, Liquidity Risk, and Management Risk.

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Swap Agreements

Swap agreements obligate one party to make payments to the other party based on the change in the market value of an index or other asset. In return, the other party agrees to make payments to the first party based on the return of another index or asset. Swap agreements entail the risk that a party will default on its payment obligations.

Interest Rate Swaps. Interest rate swap agreements are used to obtain or preserve a desired return or spread at a lower cost than through a direct investment in an instrument that yields the desired return or spread. Swaps also may protect against changes in the price of securities that an investor anticipates buying or selling at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard interest rate swap transaction, two parties agree to exchange their respective commitments to pay fixed or floating rates on a predetermined notional amount. The swap agreement notional amount is the predetermined basis for calculating the obligations that the swap counterparties have agreed to exchange. Under most swap agreements, the obligations of the parties are exchanged on a net basis. The two payment streams are netted out, with each party receiving or paying, as the case may be, only the net amount of the two payments.

Swap agreements are usually entered into at a zero net market value of the swap agreement commitments. The market values of the underlying commitments will change over time resulting in one of the commitments being worth more than the other and the net market value creating a risk exposure for one counterparty to the other.

Swap agreements may include embedded interest rate caps, floor and collars. In interest rate cap transactions, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or cap. Interest rate floor transactions require one party, in exchange for a premium to agree to make payments to the other to the extent that interest rates fall below a specified level, or floor. In interest rate collar transactions, one party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts.

Swap agreements are traded in the over-the-counter market and may be considered to be illiquid. The Fund will enter into interest rate swap agreements only if the claims-paying ability of the other party or its guarantor is considered to be investment grade by the Advisor. Generally, the unsecured senior debt or the claims-paying ability of the other party or its guarantor must be rated in one of the three highest rating categories of at least one NRSRO at the time of entering into the transaction. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. In certain circumstances, the Fund may seek to minimize counterparty risk by requiring the counterparty to post collateral.

Currency Swaps. Currency swaps are similar to interest rate swaps, except that they involve currencies instead of interest rates.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with swaps include: Liquidity Risk, Credit Risk and Correlation Risk.

Variable- or Floating-Rate Securities

The Fund may invest in securities that offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semiannually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes.

Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

Variable-rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include:
Credit Risk and Management Risk.

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Warrants

Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Management Risk and Market Risk.

When-Issued Securities and Forward Commitments

When-issued securities and forward commitments involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve the risk of loss if the value of the security to be purchased declines prior to the settlement date and the risk that the security will not be issued as anticipated. If the security is not issued as anticipated, the Fund may lose the opportunity to obtain a price and yield considered to be advantageous.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities and forward commitments include: Credit Risk and Management Risk.

Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities

These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with zero-coupon, step-coupon, and pay-in-kind securities include: Credit Risk, Interest Rate Risk, and Management Risk.

The Fund cannot issue senior securities but this does not prohibit certain investment activities for which assets of the Fund are set aside, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, delayed-delivery and when-issued securities transactions, and contracts to buy or sell options, derivatives, and hedging instruments.

Security Transactions

Subject to policies set by the board, AEFC is authorized to determine, consistent with the Fund's investment goal and policies, which securities will be purchased, held, or sold. The description of policies and procedures in this section also applies to any Fund subadviser. In determining where the buy and sell orders are to be placed, AEFC has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the board. In selecting broker-dealers to execute transactions, AEFC may consider the price of the security, including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness, and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker.

The Fund, AEFC, any subadviser and American Express Financial Advisors Inc. (the Distributor) each have a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the Fund.

The Fund's securities may be traded on a principal rather than an agency basis. In other words, AEFC will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. AEFC does not pay the dealer commissions. Instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.

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On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing AEFC to do so to the extent authorized by law, if AEFC determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or AEFC's overall responsibilities with respect to the Fund and the other American Express mutual funds for which it acts as investment manager.

Research provided by brokers supplements AEFC's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business, and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software, or personal contact by telephone or at seminars or other meetings. AEFC has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management, and trading functions and other services to the extent permitted under an interpretation by the SEC.

When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, AEFC must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits AEFC to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits AEFC, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits AEFC, in order to obtain research and brokerage services, to cause the Fund to pay a commission in excess of the amount another broker might have charged. AEFC has advised the Fund that it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but AEFC believes it may obtain better overall execution. AEFC has represented that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.

All other transactions will be placed on the basis of obtaining the best available price and the most favorable execution. In so doing, if in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by AEFC in providing advice to all American Express mutual funds even though it is not possible to relate the benefits to any particular fund.

Each investment decision made for the Fund is made independently from any decision made for another portfolio, fund, or other account advised by AEFC or any of its subsidiaries. When the Fund buys or sells the same security as another portfolio, fund, or account, AEFC carries out the purchase or sale in a way the Fund agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the Fund, the Fund hopes to gain an overall advantage in execution. On occasion, the Fund may purchase and sell a security simultaneously in order to profit from short-term price disparities.

On a periodic basis, AEFC makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency, and research services.

For fiscal years noted below, each Fund paid the following total brokerage commissions. Substantially all firms through whom transactions were executed provide research services.

June 30,        CA       MA       MI      MN       NY       OH


2003        $    0       $0       $0  $    0     $  0     $  0
2002         5,296        0        0   4,973      302      190
2001         6,240        0        0   4,832      348      348

No transactions were directed to brokers because of research services they provided to each Fund.

As of the end of the most recent fiscal year, each Fund held no securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities.


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The portfolio turnover rates for the two most recent fiscal years were as follows:


                CA       MA       MI      MN       NY       OH


2003            95%     141%     113%     73%      91%     194%
2002            16       53       33      36       44       33

The variation in turnover rates resulted primarily from a move to a neutral duration versus each Fund's benchmark and a move from a concentration in intermediate-term bonds to a laddered structure that more closely mirrored the Lehman Brothers Municipal Bond Index.


Brokerage Commissions Paid to Brokers Affiliated with American Express Financial Corporation

Affiliates of American Express Company (of which AEFC is a wholly-owned subsidiary) may engage in brokerage and other securities transactions on behalf of the Fund according to procedures adopted by the board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the board, the same conditions apply to transactions with broker-dealer affiliates of any subadviser. AEFC will use an American Express affiliate only if (i) AEFC determines that the Fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Fund and (ii) the affiliate charges the Fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.


No brokerage commissions were paid to brokers affiliated with AEFC for the three most recent fiscal years.


Performance Information

The Fund may quote various performance figures to illustrate past performance. Average annual total return and current yield quotations, if applicable, used by the Fund are based on standardized methods of computing performance as required by the SEC. An explanation of the methods used by the Fund to compute performance follows below.

The Fund's average annual total returns (both before and after taxes) for the one-, five-, and ten-year periods, or since inception, as applicable, ended June 30, 2003, are set forth below:


                                                                                                          Since          Since
                                                            1 year         5 years       10 years     inception (B)  inception (C)
California:
   Class A
     Return before taxes                                   +2.16%         +3.94%          +4.80%           N/A            N/A
     Return after taxes on distributions                   +2.16%         +3.94%          +4.76%           N/A            N/A
     Return after taxes on distributions
     and sale of fund shares                               +2.91%         +4.03%          +4.80%           N/A            N/A
   Class B
     Return before taxes                                   +2.44%         +4.00%            N/A         +4.90%(a)         N/A
   Class C
     Return before taxes                                   +6.43%           N/A             N/A            N/A         +6.31%(b)

Massachusetts:
   Class A
     Return before taxes                                   +1.65%         +3.57%          +4.69%           N/A            N/A
     Return after taxes on distributions                   +1.58%         +3.55%          +4.69%           N/A            N/A
     Return after taxes on distributions
     and sale of fund shares                               +2.36%         +3.68%          +4.71%           N/A            N/A
   Class B
     Return before taxes                                   +1.92%         +3.63%            N/A         +4.75%(a)         N/A
   Class C
     Return before taxes                                   +5.91%           N/A             N/A            N/A         +6.38%(b)


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
                                                                                                          Since          Since
                                                            1 year         5 years       10 years     inception (B)  inception (C)
Michigan:
   Class A
     Return before taxes                                   +2.86%         +3.83%          +4.78%           N/A            N/A
     Return after taxes on distributions                   +2.66%         +3.77%          +4.69%           N/A            N/A
     Return after taxes on distributions
     and sale of fund shares                               +3.42%         +3.92%          +4.75%           N/A            N/A
   Class B
     Return before taxes                                   +3.18%         +3.89%            N/A         +4.80%(a)         N/A
   Class C
     Return before taxes                                   +7.18%           N/A             N/A            N/A         +6.81%(b)

Minnesota:
   Class A
     Return before taxes                                   +2.67%         +4.07%          +4.95%           N/A            N/A
     Return after taxes on distributions                   +2.67%         +4.07%          +4.94%           N/A            N/A
     Return after taxes on distributions
     and sale of fund shares                               +3.21%         +4.19%          +4.98%           N/A            N/A
   Class B
     Return before taxes                                   +2.97%         +4.14%            N/A         +5.08%(a)         N/A
   Class C
     Return before taxes                                   +6.96%           N/A             N/A            N/A         +6.76%(b)

New York:
   Class A
     Return before taxes                                   +3.28%         +4.11%          +4.70%           N/A            N/A
     Return after taxes on distributions                   +3.21%         +4.10%          +4.69%           N/A            N/A
     Return after taxes on distributions
     and sale of fund shares                               +3.55%         +4.16%          +4.72%           N/A            N/A
   Class B
     Return before taxes                                   +3.61%         +4.18%            N/A         +4.90%(a)         N/A
   Class C
     Return before taxes                                   +7.60%           N/A             N/A            N/A         +6.91%(b)

Ohio:
   Class A
     Return before taxes                                   +1.99%         +3.82%          +4.56%           N/A            N/A
     Return after taxes on distributions                   +1.59%         +3.74%          +4.51%           N/A            N/A
     Return after taxes on distributions
     and sale of fund shares                               +2.73%         +3.88%          +4.58%           N/A            N/A
   Class B
     Return before taxes                                   +2.47%         +3.88%            N/A         +4.75%(a)         N/A
   Class C
     Return before taxes                                   +6.26%           N/A             N/A            N/A         +6.21%(b)

(a) Inception date was March 20, 1995.

(b) Inception date was June 26, 2000.

Before-Tax Returns

This table shows total returns from hypothetical investments in Class A, Class B and Class C shares of the Fund. The performance of different classes varies because of differences in sales charges and fees.


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After-Tax Returns

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

The Return After Taxes on Distributions for a period may be the same as the Return Before Taxes for the same period if there are no distributions or if the distributions are small. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) may result in a higher return.


For purposes of this calculation we assumed:

o   the maximum sales charge for Class A shares,

o sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B shares,

o   no sales charge for Class C shares, and

o no adjustments for taxes paid by an investor on the reinvested income and capital gains.

AVERAGE ANNUAL TOTAL RETURN

The Fund may calculate average annual total return for a class for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                        P(1 + T)(to the power of n) = ERV

where:         P = a hypothetical initial payment of $1,000

               T = average annual total return

               n = number of years

             ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

AFTER TAX RETURNS

The Fund may calculate estimated after tax returns based on the highest historical individual federal marginal income tax rates, the estimates do not reflect the effect of state and local taxes, according to the following formulas:

Average Annual Total Returns (after taxes on distributions)

                       P(1 + T)(to the power of n) = ATVD

where:         P = a hypothetical initial investment of $1,000

               T = average annual total return (after taxes on distributions)

               n = number of years

            ATVD = ending after tax value on distributions of a hypothetical
                   $1,000 payment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

Average Annual Total Returns (after taxes on distributions and redemptions)

                       P(1 + T)(to the power of n) = ATVDR

where:         P = a hypothetical initial investment of $1,000

               T = average annual total return (after taxes on distributions and redemptions)

               n = number of years

           ATVDR = ending after tax value on distributions of a hypothetical
                   $1,000 payment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions and redemptions.

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AGGREGATE TOTAL RETURN

The Fund may calculate aggregate total return for a class for certain periods representing the cumulative change in the value of an investment in the Fund over a specified period of time according to the following formula:

                                     ERV - P
                                   ----------
                                        P

where:         P = a hypothetical initial payment of $1,000

             ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

ANNUALIZED YIELD

The Fund may calculate an annualized yield for a class by dividing the net investment income per share deemed earned during a 30-day period by the public offering price per share (including the maximum sales charge) on the last day of the period and annualizing the results.

Yield is calculated according to the following formula:

                   Yield = 2[(a - b + 1)(to the power of 6) - 1]
                              -----
                               cd

where:         a = dividends and interest earned during the period

               b = expenses accrued for the period (net of reimbursements)

               c = the average daily number of shares outstanding during the period that were entitled to receive dividends

               d = the maximum offering price per share on the last day of the period

The following table gives an annualized yield quotation for each of the funds:


Fund               30-day period ended June 30, 2003     Class A yield    Class B yield     Class C yield
California                                                    2.49%             1.86%            1.85%
Massachusetts                                                 2.43              1.78             1.77
Michigan                                                      2.58              1.94             1.94
Minnesota                                                     2.82              2.19             2.20
New York                                                      2.30              1.65             1.65
Ohio                                                          2.20              1.55             1.55


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TAX-EQUIVALENT YIELD

Tax-equivalent yield is calculated by dividing that portion of the yield (as calculated above) which is tax-exempt by one minus a stated income tax rate and adding the result to that portion, if any, of the yield that is not tax-exempt. The following table shows the tax equivalent yield, based on federal but not state tax rates, for the funds listed:


       Marginal                                               Tax equivalent yield
       income tax                                     for 30 day period ended June 30, 2003
       bracket
                       California      Massachusetts       Michigan          Minnesota        New York            Ohio
Class A
       10.0%              2.77%            2.70%             2.87%             3.13%            2.56%             2.44%
       15.0%              2.93%            2.86%             3.04%             3.32%            2.71%             2.59%
       25.0%              3.32%            3.24%             3.44%             3.76%            3.07%             2.93%
       28.0%              3.46%            3.38%             3.58%             3.92%            3.19%             3.06%
       33.0%              3.72%            3.63%             3.85%             4.21%            3.43%             3.28%
       35.0%              3.83%            3.74%             3.97%             4.34%            3.54%             3.38%

Class B
       10.0%              2.07%            1.98%             2.16%             2.43%            1.83%             1.72%
       15.0%              2.19%            2.09%             2.28%             2.58%            1.94%             1.82%
       25.0%              2.48%            2.37%             2.59%             2.92%            2.20%             2.07%
       28.0%              2.58%            2.47%             2.69%             3.04%            2.29%             2.15%
       33.0%              2.78%            2.66%             2.90%             3.27%            2.46%             2.31%
       35.0%              2.86%            2.74%             2.98%             3.37%            2.54%             2.38%

Class C
       10.0%              2.06%            1.97%             2.16%             2.44%            1.83%             1.72%
       15.0%              2.18%            2.08%             2.28%             2.59%            1.94%             1.82%
       25.0%              2.47%            2.36%             2.59%             2.93%            2.20%             2.07%
       28.0%              2.57%            2.46%             2.69%             3.06%            2.29%             2.15%
       33.0%              2.76%            2.64%             2.90%             3.28%            2.46%             2.31%
       35.0%              2.85%            2.72%             2.98%             3.38%            2.54%             2.38%

In its sales material and other communications, the Fund may quote, compare or refer to rankings, yields, or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, CDA Technologies, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, iMoneyNet Money Market Fund Report, Institutional Investor, Investor's Business Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Shearson Lehman Aggregate Bond Index, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal, and Wiesenberger Investment Companies Service. The Fund also may compare its performance to a wide variety of indexes or averages. There are similarities and differences between the investments that the Fund may purchase and the investments measured by the indexes or averages and the composition of the indexes or averages will differ from that of the Fund.


Ibbotson Associates provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI) and combinations of various capital markets. The performance of these capital markets is based on the returns of different indexes. The Fund may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios.

The Fund may quote various measures of volatility in advertising. Measures of volatility seek to compare a fund's historical share price fluctuations or returns to those of a benchmark.

The Distributor may provide information designed to help individuals understand their investment goals and explore various financial strategies. Materials may include discussions of asset allocation, retirement investing, brokerage products and services, model portfolios, saving for college or other goals, and charitable giving.

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Valuing Fund Shares

As of the end of the most recent fiscal year, the computation looked like this:


Fund            Net assets              Shares outstanding            Net asset value of one share
California                    divided by                    equals
   Class A     $237,067,105                 44,133,484                          $5.37
   Class B       26,785,304                  4,988,765                           5.37
   Class C        4,903,723                    911,818                           5.38

Massachusetts
   Class A       72,635,011                 13,179,912                           5.51
   Class B       24,350,485                  4,418,382                           5.51
   Class C        1,786,107                    324,176                           5.51

Michigan
   Class A       69,544,807                 12,707,964                           5.47
   Class B        9,228,948                  1,686,068                           5.47
   Class C        2,178,064                    397,950                           5.47

Minnesota
   Class A      393,407,567                 73,297,559                           5.37
   Class B       68,024,552                 12,670,982                           5.37
   Class C        9,222,321                  1,718,042                           5.37

New York
   Class A       97,335,686                 18,167,695                           5.36
   Class B       17,801,253                  3,322,866                           5.36
   Class C        2,270,101                    423,712                           5.36

Ohio
   Class A       66,507,479                 12,247,979                           5.43
   Class B       12,979,504                  2,390,591                           5.43
   Class C        3,068,682                    565,001                           5.43


In determining net assets before shareholder transactions, each Fund's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

o Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

o Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded, and if none exists, to the over-the-counter market.

o Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

o Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System, are valued at the mean of the closing bid and asked prices.

o Futures and options traded on major exchanges are valued at their last-quoted sales price on their primary exchange.

o Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or systematically reducing the carrying value if acquired at a premium, so that the carrying value is equal to the maturity value on maturity date.

o Securities without a readily available market price and other assets are valued at fair value, as determined in good faith by the board. The board is responsible for selecting methods they believe provide fair value. When possible bonds are valued by a pricing service independent from a fund. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

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Proxy Voting

General Guidelines

The Fund upholds a long tradition of sound and principled corporate governance. For approximately 30 years, the Board of Directors, which consists of a majority of independent directors, has voted proxies. General guidelines are:

    o Corporate governance matters -- The board supports proxy proposals that require changes or encourage decisions that have been shown to add shareholder value over time and votes against proxy proposals that entrench management.

    o Changes in capital structure -- The board votes for amendments to corporate documents that strengthen the financial condition of a business.

    o Stock option plans and other management compensation issues -- The board expects thoughtful consideration to be given by a company's management to developing a balanced compensation structure providing competitive current income with long-term employee incentives directly tied to the interest of shareholders and votes against proxy proposals that dilute shareholder value excessively.

    o Social and corporate policy issues -- The board believes that proxy proposals should address the business interests of the corporation.

Each proposal is viewed in light of the circumstances of the company submitting the proposal.

Policy and Procedures

The policy of the board is to vote all proxies of the companies in which the Fund holds investments, ensuring there are no conflicts between interests of Fund shareholders and those of the Fund's investment manager, AEFC.

The recommendation of the management of a company as set out in the company's proxy statement is considered. In each instance in which the Fund votes against the recommendation, the board sends a letter to senior management of the company explaining the basis for its vote. This has permitted both the company's management and the Fund's board to gain better insight into issues presented by proxy proposals. In the case of foreign corporations, proxies of companies located in some countries may not be voted due to requirements of locking up the voting shares and when time constraints prohibit the processing of proxies.

From time to time a proxy proposal is presented that has not been previously considered by the board or that AEFC recommends be voted different from the votes cast for similar proposals. In making recommendations to the board about voting on a proposal, AEFC relies on its own investment personnel and information obtained from outside resources, including Institutional Shareholder Services (ISS). AEFC makes the recommendation in writing. The process established by the board to vote proxies requires that either board members or officers who are independent from AEFC consider the recommendation and decide how to vote the proxy proposal.

Proxy Voting Record

The proxy voting record will be made available on a quarterly basis after the end of the quarter for all companies whose shareholders meetings were completed during the quarter. The information is on a website maintained by ISS and can be accessed through the American Express Company's web page, www.americanexpress.com beginning Jan. 1, 2004. For anyone seeking information on how the Fund voted all proxies during a year, the information can be obtained after Aug. 1, 2004 without cost:

    o  On the ISS website www.americanexpress.com/funds

    o On a website maintained by the Securities and Exchange Commission, www.sec.gov

    o By calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283.


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Investing in the Fund

SALES CHARGE

Investors should understand that the purpose and function of the initial sales charge and distribution fee for Class A shares is the same as the purpose and function of the CDSC and distribution fee for Class B and Class C shares. The sales charges and distribution fees applicable to each class pay for the distribution of shares of the Fund.

Shares of the Fund are sold at the public offering price. The public offering price is the NAV of one share adjusted for the sales charge for Class A. Using the sales charge schedule in the table below, for Class B, and Class C, there is no initial sales charge so the public offering price is the same as the NAV. Using the sales charge schedule in the table below, for Class A, the public offering price for an investment of less than $50,000, made on the last day of the most recent fiscal year, was determined as follows. The sales charge is paid to the Distributor by the person buying the shares.


                                                          Divided by (1.00 - 0.0475)
Fund                  Net asset value of one share            for a sales charge                Public offering price
California                       $5.37                        (divided by) 0.9525     =              $5.64
Massachusetts                     5.51                        (divided by) 0.9525     =              $5.78
Michigan                          5.47                        (divided by) 0.9525     =              $5.74
Minnesota                         5.37                        (divided by) 0.9525     =              $5.64
New York                          5.36                        (divided by) 0.9525     =              $5.63
Ohio                              5.43                        (divided by) 0.9525     =              $5.70


Class A -- Calculation of the Sales Charge

Sales charges are determined as follows:

                                     Sales charge as a percentage of:
Total market value         Public offering price       Net amount invested
Up to $49,999                     4.75%                      4.99%
$50,000-$99,999                   4.25                       4.44
$100,000-$249,999                 3.50                       3.63
$250,000-$499,999                 2.50                       2.56
$500,000-$999,999                 2.00                       2.04
$1,000,000 or more                0.00                       0.00

Class A -- Reducing the Sales Charge

The market value of your investments in the Fund determines your sales charges. For example, suppose you have made an investment that now has a value of $20,000 and you later decide to invest $40,000 more. The value of your investments would be $60,000. As a result, your $40,000 investment qualifies for the lower 4.25% sales charge that applies to investments of more than $50,000 and up to $100,000. If you qualify for a reduced sales charge and purchase shares through different channels (for example, in a brokerage account and also directly from the Fund), you must inform the Distributor of your total holdings when placing any purchase orders.

Class A -- Letter of Intent (LOI)

If you intend to invest more than $50,000 over a period of time, you can reduce the sales charge in Class A by filing a LOI and committing to invest a certain amount. The agreement can start at any time and you will have up to 13 months to fulfill your commitment. The LOI start date can be backdated by up to 90 days. Your holdings in American Express mutual funds acquired more than 90 days before receipt of your signed LOI in the home office will not be counted towards the completion of the LOI. Your investments will be charged the sales charge that applies to the amount you have committed to invest. Five percent of the commitment amount will be placed in escrow. If your commitment amount is reached within the 13-month period, the LOI will end and the shares will be released from escrow. Once the LOI has ended, future sales charges will be determined by the total value of the new investment combined with the market value of the existing American Express mutual fund investments. If you do not invest the commitment amount by the end of the 13 months, the remaining unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. The commitment amount does not include purchases in any class of American Express mutual funds other than Class A; purchases in American Express mutual funds held within a wrap product; and purchases of AXP Cash Management Fund and AXP Tax-Free Money Fund unless they are subsequently exchanged to Class A

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shares of an American Express mutual fund within the 13 month period. A LOI is not an option (absolute right) to buy shares. If you purchase shares in an American Express brokerage account or through a third party, you must inform the Distributor about the LOI when placing any purchase orders during the period of the LOI.

SYSTEMATIC INVESTMENT PROGRAMS

After you make your initial investment of $100 or more, you must make additional payments of $100 or more on at least a monthly basis until your balance reaches $2,000. These minimums do not apply to all systematic investment programs. You decide how often to make payments -- monthly, quarterly, or semiannually. You are not obligated to make any payments. You can omit payments or discontinue the investment program altogether. The Fund also can change the program or end it at any time.

AUTOMATIC DIRECTED DIVIDENDS

Dividends, including capital gain distributions, paid by another American Express mutual fund may be used to automatically purchase shares in the same class of this Fund. Dividends may be directed to existing accounts only. Dividends declared by a fund are exchanged to this Fund the following day. Dividends can be exchanged into the same class of another American Express mutual fund but cannot be split to make purchases in two or more funds. Automatic directed dividends are available between accounts of any ownership except:

o Between a non-custodial account and an IRA, or 401(k) plan account or other qualified retirement account of which American Express Trust Company acts as custodian;

o Between two American Express Trust Company custodial accounts with different owners (for example, you may not exchange dividends from your IRA to the IRA of your spouse); and

o Between different kinds of custodial accounts with the same ownership (for example, you may not exchange dividends from your IRA to your 401(k) plan account, although you may exchange dividends from one IRA to another IRA).

Dividends may be directed from accounts established under the Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) only into other UGMA or UTMA accounts with identical ownership.

The Fund's investment goal is described in its prospectus along with other information, including fees and expense ratios. Before exchanging dividends into another fund, you should read that fund's prospectus. You will receive a confirmation that the automatic directed dividend service has been set up for your account.

REJECTION OF BUSINESS

The Fund or AECSC reserves the right to reject any business, in its sole discretion.

Selling Shares

You have a right to sell your shares at any time. For an explanation of sales procedures, please see the prospectus.

During an emergency, the board can suspend the computation of NAV, stop accepting payments for purchase of shares, or suspend the duty of the Fund to redeem shares for more than seven days. Such emergency situations would occur if:

o The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

o Disposal of the Fund's securities is not reasonably practicable or it is not reasonably practicable for the Fund to determine the fair value of its net assets, or

o The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should the Fund stop selling shares, the board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all shareholders.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the board. In these circumstances, the securities distributed would be valued as set forth in this SAI. Should the Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

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Pay-out Plans

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem shares, you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you are redeeming a tax-qualified plan account for which American Express Trust Company acts as custodian, you can elect to receive your dividends and other distributions in cash when permitted by law. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties, and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

Applications for a systematic investment in a class of the Fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.

To start any of these plans, please consult your selling agent or write American Express Client Service Corporation, 70100 AXP Financial Center, Minneapolis, MN 55474, or call (800) 437-3133. Your authorization must be received at least five days before the date you want your payments to begin. The initial payment must be at least $50. Payments will be made on a monthly, bimonthly, quarterly, semiannual, or annual basis. Your choice is effective until you change or cancel it.

The following pay-out plans are designed to take care of the needs of most shareholders in a way AEFC can handle efficiently and at a reasonable cost. If you need a more irregular schedule of payments, it may be necessary for you to make a series of individual redemptions, in which case you will have to send in a separate redemption request for each pay-out. The Fund reserves the right to change or stop any pay-out plan and to stop making such plans available.

Plan #1: Pay-out for a fixed period of time

If you choose this plan, a varying number of shares will be redeemed at regular intervals during the time period you choose. This plan is designed to end in complete redemption of all shares in your account by the end of the fixed period.

Plan #2: Redemption of a fixed number of shares

If you choose this plan, a fixed number of shares will be redeemed for each payment and that amount will be sent to you. The length of time these payments continue is based on the number of shares in your account.

Plan #3: Redemption of a fixed dollar amount

If you decide on a fixed dollar amount, whatever number of shares is necessary to make the payment will be redeemed in regular installments until the account is closed.

Plan #4: Redemption of a percentage of net asset value

Payments are made based on a fixed percentage of the net asset value of the shares in the account computed on the day of each payment. Percentages range from 0.25% to 0.75%. For example, if you are on this plan and arrange to take 0.5% each month, you will get $50 if the value of your account is $10,000 on the payment date.


Capital Loss Carryover

For federal income tax purposes, Minnesota had total capital loss carryover of $953,071 at the end of the most recent fiscal year, that if not offset by subsequent capital gains will expire in 2009.

It is unlikely that the board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired except as required by Internal Revenue Service rules.


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Taxes

If you buy shares in the Fund and then exchange into another fund, it is considered a redemption and subsequent purchase of shares. Under the tax laws, if this exchange is done within 91 days, any sales charge waived on Class A shares on a subsequent purchase of shares applies to the new shares acquired in the exchange. Therefore, you cannot create a tax loss or reduce a tax gain attributable to the sales charge when exchanging shares within 91 days.

For example

You purchase 100 shares of one fund having a public offering price of $10.00 per share. With a sales load of 4.75%, you pay $47.50 in sales load. With a NAV of $9.525 per share, the value of your investment is $952.50. Within 91 days of purchasing that fund, you decide to exchange out of that fund, now at a NAV of $11.00 per share, up from the original NAV of $9.525, and purchase into a second fund, at a NAV of $15.00 per share. The value of your investment is now $1,100.00 ($11.00 x 100 shares). You cannot use the $47.50 paid as a sales load when calculating your tax gain or loss in the sale of the first fund shares. So instead of having a $100.00 gain ($1,100.00 - $1,000.00), you have a $147.50 gain ($1,100.00 - $952.50). You can include the $47.50 sales load in the calculation of your tax gain or loss when you sell shares in the second fund.

If you have a nonqualified investment in the Fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the Fund, you can do so without paying a sales charge. However, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged exceeds annual contribution limitations. You should consult your tax advisor for further details about this complex subject.

All distributions of net investment income during the year will have the same percentage designated as tax-exempt. This annual percentage is expected to be substantially the same as the percentage of tax-exempt income actually earned during any particular distribution period.

Capital gain distributions, if any, received by shareholders should be treated as long-term capital gains regardless of how long shareholders owned their shares. Short-term capital gains earned by the Fund are paid to shareholders as part of their ordinary income dividend and are taxable.

Under federal tax law, by the end of a calendar year the Fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The Fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. The Fund intends to comply with federal tax law and avoid any excise tax.

The Internal Revenue Code imposes two asset diversification rules that apply to the Fund as of the close of each quarter. First, as to 50% of its holdings, the Fund may hold no more than 5% of its assets in securities of one issuer and no more than 10% of any one issuer's outstanding voting securities. Second, the Fund cannot have more than 25% of its assets in any one issuer.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to Fund distributions.

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

Agreements

INVESTMENT MANAGEMENT SERVICES AGREEMENT

AEFC, a wholly-owned subsidiary of American Express Company, is the investment manager for the Fund. Under the Investment Management Services Agreement, AEFC, subject to the policies set by the board, provides investment management services.

For its services, AEFC is paid a fee based on the following schedule. Each class of the Fund pays its proportionate share of the fee.

Assets (billions)                        Annual rate at each asset level

First $0.25                                          0.470%
Next   0.25                                          0.445
Next   0.25                                          0.420
Next   0.25                                          0.405
Over   1.00                                          0.380


On the last day of the most recent fiscal year, the daily rate applied to each Fund's net assets was equal to 0.470% on an annual basis for Massachusetts, Michigan, New York and Ohio, 0.468% for California and 0.458% for Minnesota. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding business day.


The management fee is paid monthly. The table below shows the total amount paid by each Fund over the past three fiscal years.


                                             Fiscal Year
Fund                          2003             2002              2001
California                $1,273,942       $1,235,782        $1,162,687
Massachusetts                455,856          415,878           369,827
Michigan                     387,348          358,361           336,169
Minnesota                  2,129,734        1,971,770         1,809,270
New York                     549,702          507,335           470,866
Ohio                         397,430          372,070           332,912

Under the agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; office expenses; postage of confirmations except purchase confirmations; consultants' fees; compensation of board members, officers and employees; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; and expenses properly payable by the Fund, approved by the board. Under the agreement each Fund pays nonadvisory expenses, net of earnings credits, waivers and expenses reimbursed by AEFC. The table below shows the expenses paid over the past three fiscal years.

                                             Fiscal Year
Fund                          2003             2002              2001
California                  $126,709         $102,666          $ 69,804
Massachusetts                 54,428           69,223            81,749
Michigan                      53,043           84,928            85,674
Minnesota                    159,041          111,989           118,515
New York                      73,579           87,263            81,596
Ohio                          54,325           77,419            70,265


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

Basis for board approving the investment advisory contract

Based on its work throughout the year and detailed analysis by the Contracts Committee of reports provided by AEFC, the independent board members determined to renew the Investment Management Services Agreement and Subadvisory Agreements (where applicable) based on:

o tangible steps AEFC has taken to improve the competitive ranking and consistency of the investment performance of the Fund, including changes in leadership, portfolio managers, compensation structures, and the implementation of management practices,

o continued commitment to expand the range of investment options that it offers investors, through repositioning existing funds and creating new funds,

o consistent effort to provide a management structure that imposes disciplines that ensure adherence to stated management style and expected risk characteristics,

o additional time needed to evaluate the efficacy of the new AEFC management structure that has produced improved performance results in the short term,

o benefit of economy of scale that results from the graduated fee structure and the reasonableness of fees in light of the fees paid by similar funds in the industry,

o competitive total expenses that are either at or only slightly above the median expenses of a group of comparable funds based on a report prepared by Lipper Inc., and

o   reasonable level of AEFC's profitability from its mutual fund operations.

ADMINISTRATIVE SERVICES AGREEMENT

The Fund has an Administrative Services Agreement with AEFC. Under this agreement, the Fund pays AEFC for providing administration and accounting services. The fee is calculated as follows:

Assets (billions)                        Annual rate at each asset level

First $0.25                                          0.040%
Next   0.25                                          0.035
Next   0.25                                          0.030
Next   0.25                                          0.025
Over   1.00                                          0.020


On the last day of the most recent fiscal year, the daily rate applied to each Fund's net assets was equal to 0.040% on an annual basis for California Fund, 0.040% for Massachusetts Fund, 0.040% for Michigan Fund, 0.038% for Minnesota Fund, 0.040% for New York Fund, and 0.040% for Ohio Fund. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding business day. The table below shows the expenses paid over the past three fiscal years.

                                             Fiscal year
Fund                           2003             2002              2001
California                  $111,565         $107,218          $110,418
Massachusetts                 39,417           35,344            32,247
Michigan                      33,309           30,258            29,317
Minnesota                    182,304          167,448           141,349
New York                      47,766           43,393            41,153
Ohio                          34,268           31,438            28,999


TRANSFER AGENCY AGREEMENT


The Fund has a Transfer Agency Agreement with American Express Client Service Corporation (AECSC). This agreement governs AECSC's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the Fund's shares. Under the agreement, AECSC will earn a fee from the Fund determined by multiplying the number of shareholder accounts at the end of the day by a rate determined for each class per year and dividing by the number of days in the year. The rate for Class A is $20.50 per year, for Class B is $21.50 per year and for Class C is $21.00 per year. In addition, there is an annual closed-account fee of $5.00 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system, generally within one year. The fees paid to AECSC may be changed by the board without shareholder approval.


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

DISTRIBUTION AGREEMENT

American Express Financial Advisors Inc. is the Fund's principal underwriter (the Distributor). The Fund's shares are offered on a continuous basis. Under a Distribution Agreement, sales charges deducted for distributing Fund shares are paid to the Distributor daily. Line one of the following table shows total sales charges collected. Line two shows the amounts retained by the Distributor for the past three fiscal years.


Year             California    Massachusetts          Michigan         Minnesota         New York              Ohio
2003  (1)          $369,212         $230,570          $123,009          $658,737         $146,838          $155,216
      (2)           147,346           23,080             9,420            43,189           26,914            15,472
2002  (1)           440,670          178,514           130,147           778,858          134,908           120,261
      (2)           101,818          (48,862)           23,270           103,255           (8,342)          (20,471)
2001  (1)           374,020          144,273            98,722           562,271          124,918           103,705
      (2)            67,126            7,447            36,651            76,891            7,535            22,876


Part of the sales charge may be paid to selling dealers who have agreements with the Distributor. The Distributor will retain the balance of the sales charge. At times the entire sales charge may be paid to selling dealers.

PLAN AND AGREEMENT OF DISTRIBUTION

For Class A, Class B and Class C shares, to help defray the cost of distribution and servicing not covered by the sales charges received under the Distribution Agreement, the Fund and the Distributor entered into a Plan and Agreement of Distribution (Plan) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, of the type known as a reimbursement plan, the Fund pays a fee up to actual expenses incurred at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares. Each class has exclusive voting rights on the Plan as it applies to that class. In addition, because Class B shares convert to Class A shares, Class B shareholders have the right to vote on any material change to expenses charged under the Class A plan.

Expenses covered under this Plan include sales commissions; business, employee and financial advisor expenses charged to distribution of Class A, Class B and Class C shares; and overhead appropriately allocated to the sale of Class A, Class B and Class C shares. These expenses also include costs of providing personal service to shareholders. A substantial portion of the costs are not specifically identified to any one of the American Express mutual funds.

The Plan must be approved annually by the board, including a majority of the disinterested board members, if it is to continue for more than a year. At least quarterly, the board must review written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of board members who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the relevant class of shares or by the Distributor. The Plan (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the board members, including a majority of the board members who are not interested persons of the Fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested board members is the responsibility of the other disinterested board members. No board member who is not an interested person has any direct or indirect financial interest in the operation of the Plan or any related agreement. The fee is not allocated to any one service (such as advertising, payments to underwriters, or other uses). However, a significant portion of the fee is generally used for sales and promotional expenses.

The following fees were paid under the Plan for the most recent fiscal year.


                             Class A          Class B           Class C
California                  $597,868         $286,028           $44,058
Massachusetts                173,105          258,930            18,543
Michigan                     177,976           94,521            17,706
Minnesota                    966,462          706,521            72,317
New York                     238,982          195,676            17,960
Ohio                         173,013          130,427            23,103


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

CUSTODIAN AGREEMENT

The Fund's securities and cash are held by U.S. Bank National  Association,  180
E. Fifth St., St. Paul, MN 55101-1631, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

The custodian may enter into a sub-custodian agreement with the Bank of New York, 90 Washington Street, New York, NY 10286. As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of Bank of New York or in other financial institutions as permitted by law and by the Fund's sub-custodian agreement.

Organizational Information

The Fund is an open-end management investment company. The Fund headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

SHARES

The shares of the Fund represent an interest in that fund's assets only (and profits or losses), and, in the event of liquidation, each share of the Fund would have the same rights to dividends and assets as every other share of that Fund.

VOTING RIGHTS

As a shareholder in the Fund, you have voting rights over the Fund's management and fundamental policies. You are entitled to vote based on your total dollar interest in the Fund. Each class, if applicable, has exclusive voting rights with respect to matters for which separate class voting is appropriate under applicable law. All shares have cumulative voting rights with respect to the election of board members. This means that you have as many votes as the dollar amount you own, including the fractional amount, multiplied by the number of members to be elected.

DIVIDEND RIGHTS

Dividends paid by the Fund, if any, with respect to each class of shares, if applicable, will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.

AMERICAN EXPRESS FINANCIAL CORPORATION

AEFC has been a provider of financial services since 1894. Its family of companies offers not only mutual funds but also insurance, annuities, investment certificates and a broad range of financial management services.


In addition to managing assets of more than $66 billion for the publicly offered American Express Funds, AEFC manages investments for itself and its subsidiaries, American Express Certificate Company and IDS Life Insurance Company. Total assets owned and managed as of the end of the most recent fiscal year were more than $207 billion.

The Distributor serves individuals and businesses through its nationwide network of more than 3,700 registered branch offices and more than 10,200 financial advisors.


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

FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS

                                                                  Date of            Form of       State of      Fiscal
Fund                                                           organization       organization   organization   year end Diversified
AXP(R) California Tax-Exempt Trust                                   4/7/86     Business Trust(2)      MA        6/30
     AXP(R) California Tax-Exempt Fund                                                                                        No

AXP(R) Dimensions Series, Inc.(4)                          2/20/68, 6/13/86(1)     Corporation      NV/MN        7/31
     AXP(R) Growth Dimensions Fund                                                                                           Yes
     AXP(R) New Dimensions Fund                                                                                              Yes

AXP(R) Discovery Series, Inc.(4)                           4/29/81, 6/13/86(1)     Corporation      NV/MN        7/31
     AXP(R) Discovery Fund                                                                                                   Yes

AXP(R) Equity Series, Inc.(4)                              3/18/57, 6/13/86(1)     Corporation      NV/MN       11/30
     AXP(R) Equity Select Fund                                                                                               Yes

AXP(R) Fixed Income Series, Inc.(4)                        6/27/74, 6/31/86(1)     Corporation      NV/MN        8/31
     AXP(R) Diversified Bond Fund(5)                                                                                         Yes

AXP(R) Global Series, Inc.                                            10/28/88     Corporation         MN       10/31
     AXP(R) Emerging Markets Fund                                                                                            Yes
     AXP(R) Global Balanced Fund                                                                                             Yes
     AXP(R) Global Bond Fund                                                                                                  No
     AXP(R) Global Growth Fund                                                                                               Yes
     AXP(R) Global Technology Fund(3)                                                                                         No


AXP(R) Government Income Series, Inc.(4)                               3/12/85     Corporation         MN        5/31
     AXP(R) Short Duration U.S. Government Fund(5)                                                                           Yes
     AXP(R) U.S. Government Mortgage Fund                                                                                    Yes


AXP(R) Growth Series, Inc.                                 5/21/70, 6/13/86(1)     Corporation      NV/MN        7/31
     AXP(R) Growth Fund                                                                                                      Yes
     AXP(R) Large Cap Equity Fund                                                                                            Yes
     AXP(R) Large Cap Value Fund                                                                                             Yes
     AXP(R) Quantitative Large Cap Equity Fund                                                                               Yes
     AXP(R) Research Opportunities Fund                                                                                      Yes

AXP(R) High Yield Income Series, Inc.(4)                               8/17/83     Corporation         MN        5/31
     AXP(R) High Yield Bond Fund(5)                                                                                          Yes

AXP(R) High Yield Tax-Exempt Series, Inc.(4)              12/21/78, 6/13/86(1)     Corporation      NV/MN       11/30
     AXP(R) High Yield Tax-Exempt Fund                                                                                       Yes

AXP(R) Income Series, Inc.(4)                              2/10/45, 6/13/86(1)     Corporation      NV/MN        5/31
     AXP(R) Selective Fund                                                                                                   Yes

AXP(R) International Series, Inc.(4)                                   7/18/84     Corporation         MN       10/31
     AXP(R) European Equity Fund                                                                                              No
     AXP(R) International Fund                                                                                               Yes

AXP(R) Investment Series, Inc.                             1/18/40, 6/13/86(1)     Corporation      NV/MN        9/30
     AXP(R) Diversified Equity Income Fund                                                                                   Yes
     AXP(R) Mid Cap Value Fund                                                                                               Yes
     AXP(R) Mutual                                                                                                           Yes

AXP(R) Managed Series, Inc.                                            10/9/84     Corporation         MN        9/30
     AXP(R) Managed Allocation Fund                                                                                          Yes

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
FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS (continued)

                                                                Date of            Form of       State of      Fiscal
Fund                                                         organization       organization   organization   year end   Diversified
AXP(R) Market Advantage Series, Inc.                                8/25/89        Corporation         MN        1/31
     AXP(R) Blue Chip Advantage Fund                                                                                         Yes
     AXP(R) Mid Cap Index Fund                                                                                                No
     AXP(R) S&P 500 Index Fund                                                                                                No
     AXP(R) Small Company Index Fund                                                                                         Yes

AXP(R) Money Market Series, Inc.                           8/22/75, 6/13/86(1)     Corporation      NV/MN        7/31
     AXP(R) Cash Management Fund                                                                                             Yes

AXP(R) Partners Series, Inc.                                        3/20/01        Corporation         MN        5/31
     AXP(R) Partners Aggressive Growth Fund                                                                                  Yes
     AXP(R) Partners Fundamental Value Fund                                                                                  Yes
     AXP(R) Partners Growth Fund                                                                                             Yes
     AXP(R) Partners Select Value Fund                                                                                       Yes
     AXP(R) Partners Small Cap Core Fund                                                                                     Yes
     AXP(R) Partners Small Cap Value Fund                                                                                     No
     AXP(R) Partners Value Fund                                                                                              Yes

AXP(R) Partners International Series, Inc.                           5/9/01        Corporation         MN       10/31
     AXP(R) Partners International Aggressive Growth Fund                                                                    Yes
     AXP(R) Partners International Core Fund                                                                                 Yes
     AXP(R) Partners International Select Value Fund                                                                         Yes
     AXP(R) Partners International Small Cap Fund                                                                            Yes

AXP(R) Progressive Series, Inc.(4)                         4/23/68, 6/13/86(1)     Corporation      NV/MN        9/30
     AXP(R) Progressive Fund                                                                                                 Yes

AXP(R) Sector Series, Inc.(3),(4)                                   3/25/88        Corporation         MN        6/30
     AXP(R) Utilities Fund                                                                                                   Yes

AXP(R) Selected Series, Inc.(4)                                     10/5/84        Corporation         MN        3/31
     AXP(R) Precious Metals Fund                                                                                              No

AXP(R) Special Tax-Exempt Series Trust                               4/7/86      Business Trust(2)     MA        6/30
     AXP(R) Insured Tax-Exempt Fund                                                                                          Yes
     AXP(R) Massachusetts Tax-Exempt Fund                                                                                     No
     AXP(R) Michigan Tax-Exempt Fund                                                                                          No
     AXP(R) Minnesota Tax-Exempt Fund                                                                                         No
     AXP(R) New York Tax-Exempt Fund                                                                                          No
     AXP(R) Ohio Tax-Exempt Fund                                                                                              No

AXP(R) Stock Series, Inc.(4)                               2/10/45, 6/13/86(1)     Corporation      NV/MN        9/30
     AXP(R) Stock Fund                                                                                                       Yes

AXP(R) Strategy Series, Inc.                                        1/24/84        Corporation         MN        3/31
     AXP(R) Equity Value Fund                                                                                                Yes
     AXP(R) Focused Growth Fund(3)                                                                                            No
     AXP(R) Partners Small Cap Growth Fund(3)                                                                                Yes
     AXP(R) Small Cap Advantage Fund                                                                                         Yes
     AXP(R) Strategy Aggressive Fund                                                                                         Yes

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
FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS (continued)

                                                                Date of            Form of       State of      Fiscal
Fund                                                         organization       organization   organization   year end   Diversified
AXP(R) Tax-Exempt Series, Inc.                             9/30/76, 6/13/86(1)     Corporation      NV/MN       11/30
     AXP(R) Intermediate Tax-Exempt Fund                                                                                     Yes
     AXP(R) Tax-Exempt Bond Fund                                                                                             Yes

AXP(R) Tax-Free Money Series, Inc.(4)                      2/29/80, 6/13/86(1)     Corporation      NV/MN       12/31
     AXP(R) Tax-Free Money Fund                                                                                              Yes

(1)  Date merged into a Minnesota corporation incorporated on April 7, 1986.

(2) Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the trust itself is unable to meet its obligations.

(3) Effective Feb. 7, 2002, AXP(R) Focus 20 Fund changed its name to AXP(R) Focused Growth Fund, AXP(R) Innovations Fund changed its name to AXP(R) Global Technology Fund, AXP(R) Small Cap Growth Fund changed its name to AXP(R) Partners Small Cap Growth Fund and AXP(R) Utilities Income Fund, Inc. created a series, AXP(R) Utilities Fund.

(4) Effective Nov. 13, 2002, AXP(R) Bond Fund, Inc. changed its name to AXP(R) Fixed Income Series, Inc. and created a series, AXP(R) Bond Fund, AXP(R) Discovery Fund, Inc. changed its name to AXP(R) Discovery Series, Inc. and created a series, AXP(R) Discovery Fund, AXP(R) Equity Select Fund, Inc. changed its name to AXP(R) Equity Series, Inc. and created a series, AXP(R) Equity Select Fund, AXP(R) Extra Income Fund, Inc. changed its name to AXP(R) High Yield Income Series, Inc. and created a series, AXP(R) Extra Income Fund, AXP(R) Federal Income Fund, Inc. changed its name to AXP(R) Government Income Series, Inc., AXP(R) High Yield Tax-Exempt Fund, Inc. changed its name to AXP(R) High Yield Tax-Exempt Series, Inc. and created a series, AXP(R) High Yield Tax-Exempt Fund, AXP(R) International Fund, Inc. changed its name to AXP(R) International Series, Inc., AXP(R) New Dimensions Fund, Inc. changed its name to AXP(R) Dimensions Series, Inc., AXP(R) Precious Metals Fund, Inc. changed its name to AXP(R) Selected Series, Inc. and created a series, AXP(R) Precious Metals Fund, AXP(R) Progressive Fund, Inc. changed its name to AXP(R) Progressive Series, Inc. and created a series, AXP(R) Progressive Fund, AXP(R) Selective Fund, Inc. changed its name to AXP(R) Income Series, Inc. and created a series, AXP(R) Selective Fund, AXP(R) Stock Fund, Inc. changed its name to AXP(R) Stock Series, Inc. and created a series, AXP(R) Stock Fund, AXP(R) Tax-Free Money Fund, Inc. changed its name to AXP(R) Tax-Free Money Series, Inc. and created a series, AXP(R) Tax-Free Money Fund, and AXP(R) Utilities Income Fund, Inc. changed its name to AXP(R) Sector Series, Inc.


(5) Effective June 27, 2003, AXP(R) Bond Fund changed its name to AXP(R) Diversified Bond Fund, AXP(R) Federal Income Fund changed its name to AXP(R) Short Duration U.S. Government Fund and AXP(R) Extra Income Fund changed its name to AXP(R) High Yield Bond Fund.


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

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 83 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members


Name,                              Position held with     Principal occupation     Other directorships  Committee memberships
address,                           Fund and length of     during past five years
age                                service
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Arne H. Carlson                    Board member since     Chair, Board Services                         Joint Audit,
901 S. Marquette Ave.              1999                   Corporation (provides                         Contracts,
Minneapolis, MN 55402                                     administrative                                Executive,
Age 68                                                    services to boards).                          Investment Review,
                                                          Former Governor of                            Board Effectiveness
                                                          Minnesota
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Philip J. Carroll, Jr.             Board member since     Retired Chairman and     Scottish Power
901 S. Marquette Ave.              2002                   CEO, Fluor Corporation   PLC, Vulcan
Minneapolis, MN 55402                                     (engineering and         Materials Company,
Age 65                                                    construction) since      Inc. (construction
                                                          1998                     materials/chemicals)
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Livio D. DeSimone                  Board member since     Retired Chair of the     Cargill,             Joint Audit,
30 Seventh Street East             2001                   Board and Chief          Incorporated         Contracts, Executive
Suite 3050                                                Executive Officer,       (commodity
St. Paul, MN 55101-4901                                   Minnesota Mining and     merchants and
Age 69                                                    Manufacturing (3M)       processors),
                                                                                   General Mills,
                                                                                   Inc. (consumer
                                                                                   foods), Vulcan
                                                                                   Materials Company
                                                                                   (construction
                                                                                   materials/chemicals),
                                                                                   Milliken & Company
                                                                                   (textiles and
                                                                                   chemicals), and
                                                                                   Nexia
                                                                                   Biotechnologies,
                                                                                   Inc.
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Heinz F. Hutter*                   Board member since     Retired President and                         Board Effectiveness,
901 S. Marquette Ave.              1994                   Chief Operating                               Executive,
Minneapolis, MN 55402                                     Officer, Cargill,                             Investment Review
Age 74                                                    Incorporated
                                                          (commodity merchants
                                                          and processors)
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Anne P. Jones                      Board member since     Attorney and Consultant                       Joint Audit, Board
901 S. Marquette Ave.              1985                                                                 Effectiveness,
Minneapolis, MN 55402                                                                                   Executive
Age 68
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Stephen R. Lewis, Jr.**            Board member since     Retired President and    Valmont              Contracts,
901 S. Marquette Ave.              2002                   Professor of             Industries, Inc.     Investment Review,
Minneapolis, MN 55402                                     Economics, Carleton      (manufactures        Executive
Age 64                                                    College                  irrigation systems)
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Alan G. Quasha                     Board member since     President, Quadrant      Compagnie            Joint Audit, Board
901 S. Marquette Ave.              2002                   Management, Inc.         Financiere           Effectiveness
Minneapolis, MN 55402                                     (management of private   Richemont AG
Age 53                                                    equities)                (luxury goods),
                                                                                   Harken Energy
                                                                                   Corporation (oil
                                                                                   and gas
                                                                                   exploration) and
                                                                                   SIRIT Inc. (radio
                                                                                   frequency
                                                                                   identification
                                                                                   technology)
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Alan K. Simpson                    Board member since     Former three-term        Biogen, Inc.         Investment Review,
1201 Sunshine Ave.                 1997                   United States Senator    (biopharmaceuticals) Board Effectiveness
Cody, WY 82414                                            for Wyoming
Age 71
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Alison Taunton-Rigby               Board member since     President, Forester                           Investment Review,
901 S. Marquette Ave.              2002                   Biotech since 2000.                           Contracts
Minneapolis, MN 55402                                     Former President and
Age 59                                                    CEO, Aquila
                                                          Biopharmaceuticals,
                                                          Inc.
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------


  * Interested person of AXP Partners International Aggressive Growth Fund and AXP Partners Aggressive Growth Fund by reason of being a security holder of J P Morgan Chase & Co., which has a 45% interest in American Century Companies, Inc., the parent company of the subadviser of two of the AXP Partners Funds, American Century Investment Management, Inc.

 ** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Liberty Wanger Asset Management, L.P., one of the fund's subadvisers.

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
Board Members Affiliated with AEFC***


Name,                              Position held with     Principal occupation     Other directorships  Committee memberships
address,                           Fund and length of     during past five years
age                                service
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Barbara H. Fraser                  Board member since     Executive Vice
1546 AXP Financial Center          2002                   President - AEFA
Minneapolis, MN 55474                                     Products and Corporate
Age 53                                                    Marketing of AEFC
                                                          since 2002. President
                                                          - Travelers Check
                                                          Group, American
                                                          Express Company,
                                                          2001-2002. Management
                                                          Consultant, Reuters,
                                                          2000-2001. Managing
                                                          Director -
                                                          International
                                                          Investments, Citibank
                                                          Global, 1999-2000.
                                                          Chairman and CEO,
                                                          Citicorp Investment
                                                          Services and Citigroup
                                                          Insurance Group, U.S.,
                                                          1998-1999
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Stephen W. Roszell                 Board member since     Senior Vice President
50238 AXP Financial Center         2002, Vice President   - Institutional Group
Minneapolis, MN 55474              since 2002             of AEFC
Age 54
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
William F. Truscott                Board member since     Senior Vice President
53600 AXP Financial Center         2001, Vice President   - Chief Investment
Minneapolis, MN 55474              since 2002             Officer of AEFC since
Age 42                                                    2001. Former Chief
                                                          Investment Officer and
                                                          Managing Director,
                                                          Zurich Scudder
                                                          Investments
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------


*** Interested person by reason of being an officer, director and/or employee of AEFC.

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name,                              Position held with     Principal occupation     Other directorships  Committee memberships
address,                           Fund and length of     during past five years
age                                service
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Jeffrey P. Fox                     Treasurer since 2002   Vice President -
50005 AXP Financial Center                                Investment Accounting,
Minneapolis, MN 55474                                     AEFC, since 2002; Vice
Age 48                                                    President - Finance,
                                                          American Express
                                                          Company, 2000-2002;
                                                          Vice President -
                                                          Corporate Controller,
                                                          AEFC, 1996-2000
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Paula R. Meyer                     President since 2002   Senior Vice President
596 AXP Financial Center                                  and General Manager -
Minneapolis, MN 55474                                     Mutual Funds, AEFC,
Age 49                                                    since 2002; Vice
                                                          President and Managing
                                                          Director - American
                                                          Express Funds, AEFC,
                                                          2000-2002; Vice
                                                          President, AEFC,
                                                          1998-2000
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Leslie L. Ogg                      Vice President,        President of Board
901 S. Marquette Ave.              General Counsel, and   Services Corporation
Minneapolis, MN 55402              Secretary since 1978
Age 64
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------

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Responsibilities of board with respect to Fund's management

The board initially approves an Investment Management Services Agreement and other contracts with American Express Financial Corporation (AEFC), one of AEFC's subsidiaries, and other service providers. Once the contracts are approved, the board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. In addition, the board oversees that processes are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest. Annually, the board evaluates the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and AEFC's profitability in order to determine whether to continue existing contracts or negotiate new contracts.

Several committees facilitate its work


Executive Committee -- Acts for the board between meetings of the board. The committee held three meetings during the last fiscal year.

Joint Audit Committee -- Meets with the independent public accountant, internal auditors and corporate officers to review financial statements, reports, and compliance matters. Reports significant issues to the board and makes recommendations to the independent directors regarding the selection of the independent public accountant. The committee held four meetings during the last fiscal year.

Investment Review Committee -- Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the board. The committee held four meetings during the last fiscal year.

Board Effectiveness Committee -- Recommends to the board the size, structure and composition for the board; the compensation to be paid to members of the board; and a process for evaluating the board's performance. The committee also reviews candidates for board membership including candidates recommended by shareholders. To be considered, recommendations must include a curriculum vita and be mailed to the Chairman of the Board, American Express Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. The committee held four meetings during the last fiscal year.

Contracts Committee -- Receives and analyzes reports covering the level and quality of services provided under contracts with the Fund and advises the board regarding actions taken on these contracts during the annual review process. The committee held four meetings during the last fiscal year.


BOARD MEMBERS' HOLDINGS

The following table shows the Fund Board Members' ownership of American Express Funds.

Dollar range of equity securities beneficially owned on Dec. 31, 2002

Based on net asset values as of Dec. 31, 2002

                                                      Aggregate dollar range of
                        Dollar range of               equity securities of all
                       equity securities               American Express Funds
               in AXP California Tax-Exempt Fund      overseen by Board Member
-----------------------------------------------------------------------------
                             Range                              Range

Arne H. Carlson              none                           over $100,000
Philip J. Carroll, Jr.       none                               none
Livio D. DeSimone            none                           over $100,000
Heinz F. Hutter              none                           over $100,000
Anne P. Jones                none                           over $100,000
Stephen R. Lewis, Jr.        none                            $1-$10,000
Alan G. Quasha               none                               none
Alan K. Simpson              none                         $50,001-$100,000
Alison Taunton-Rigby         none                               none

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Dollar range of equity securities beneficially owned on Dec. 31, 2002

Based on net asset values as of Dec. 31, 2002

                                                      Aggregate dollar range of
                        Dollar range of               equity securities of all
                       equity securities               American Express Funds
             in AXP Massachusetts Tax-Exempt Fund     overseen by Board Member
-----------------------------------------------------------------------------
                             Range                              Range

Arne H. Carlson              none                           over $100,000
Philip J. Carroll, Jr.       none                               none
Livio D. DeSimone            none                           over $100,000
Heinz F. Hutter              none                           over $100,000
Anne P. Jones                none                           over $100,000
Stephen R. Lewis, Jr.        none                            $1-$10,000
Alan G. Quasha               none                               none
Alan K. Simpson              none                         $50,001-$100,000
Alison Taunton-Rigby         none                               none

Dollar range of equity securities beneficially owned on Dec. 31, 2002

Based on net asset values as of Dec. 31, 2002

                                                      Aggregate dollar range of
                        Dollar range of               equity securities of all
                       equity securities               American Express Funds
                in AXP Michigan Tax-Exempt Fund       overseen by Board Member
-----------------------------------------------------------------------------
                             Range                              Range

Arne H. Carlson              none                           over $100,000
Philip J. Carroll, Jr.       none                               none
Livio D. DeSimone            none                           over $100,000
Heinz F. Hutter              none                           over $100,000
Anne P. Jones                none                           over $100,000
Stephen R. Lewis, Jr.        none                            $1-$10,000
Alan G. Quasha               none                               none
Alan K. Simpson              none                         $50,001-$100,000
Alison Taunton-Rigby         none                               none

Dollar range of equity securities beneficially owned on Dec. 31, 2002

Based on net asset values as of Dec. 31, 2002

                                                      Aggregate dollar range of
                        Dollar range of               equity securities of all
                       equity securities               American Express Funds
               in AXP Minnesota Tax-Exempt Fund       overseen by Board Member
-----------------------------------------------------------------------------
                             Range                              Range

Arne H. Carlson              none                           over $100,000
Philip J. Carroll, Jr.       none                               none
Livio D. DeSimone            none                           over $100,000
Heinz F. Hutter              none                           over $100,000
Anne P. Jones                none                           over $100,000
Stephen R. Lewis, Jr.        none                            $1-$10,000
Alan G. Quasha               none                               none
Alan K. Simpson              none                         $50,001-$100,000
Alison Taunton-Rigby         none                               none

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

Dollar range of equity securities beneficially owned on Dec. 31, 2002

Based on net asset values as of Dec. 31, 2002

                                                      Aggregate dollar range of
                        Dollar range of               equity securities of all
                       equity securities               American Express Funds
                in AXP New York Tax-Exempt Fund       overseen by Board Member
-----------------------------------------------------------------------------
                             Range                              Range

Arne H. Carlson              none                           over $100,000
Philip J. Carroll, Jr.       none                               none
Livio D. DeSimone            none                           over $100,000
Heinz F. Hutter              none                           over $100,000
Anne P. Jones                none                           over $100,000
Stephen R. Lewis, Jr.        none                            $1-$10,000
Alan G. Quasha               none                               none
Alan K. Simpson              none                         $50,001-$100,000
Alison Taunton-Rigby         none                               none

Dollar range of equity securities beneficially owned on Dec. 31, 2002

Based on net asset values as of Dec. 31, 2002

                                                      Aggregate dollar range of
                        Dollar range of               equity securities of all
                       equity securities               American Express Funds
                  in AXP Ohio Tax-Exempt Fund         overseen by Board Member
-----------------------------------------------------------------------------
                             Range                              Range

Arne H. Carlson              none                           over $100,000
Philip J. Carroll, Jr.       none                               none
Livio D. DeSimone            none                           over $100,000
Heinz F. Hutter              none                           over $100,000
Anne P. Jones                none                           over $100,000
Stephen R. Lewis, Jr.        none                            $1-$10,000
Alan G. Quasha               none                               none
Alan K. Simpson              none                         $50,001-$100,000
Alison Taunton-Rigby         none                               none

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COMPENSATION FOR BOARD MEMBERS


During the most recent fiscal year, the independent members of the Fund board, for attending up to 29 meetings, received the following compensation:


Compensation Table -- AXP California Tax-Exempt Fund

                                                   Total cash compensation from
                           Aggregate                  American Express Funds
Board member*     compensation from the Fund    and Preferred Master Trust Group


Philip J. Carroll, Jr.      $ 333                            $ 44,183
Livio D. DeSimone           1,075                             132,525
Heinz F. Hutter             1,232                             146,275
Anne P. Jones               1,282                             150,625
Stephen R. Lewis, Jr.       1,025                             128,325
Alan G. Quasha                925                             119,525
Alan K. Simpson               975                             123,675
Alison Taunton-Rigby          733                              88,658


* Arne H. Carlson, Chair of the Board, is compensated by Board Services Corporation.

Compensation Table -- AXP Massachusetts Tax-Exempt Fund

                                                   Total cash compensation from
                           Aggregate                  American Express Funds
Board member*     compensation from the Fund    and Preferred Master Trust Group


Philip J. Carroll, Jr.      $ 292                            $ 44,183
Livio D. DeSimone           1,000                             132,525
Heinz F. Hutter             1,157                             146,275
Anne P. Jones               1,207                             150,625
Stephen R. Lewis, Jr.         950                             128,325
Alan G. Quasha                850                             119,525
Alan K. Simpson               900                             123,675
Alison Taunton-Rigby          667                              88,658


* Arne H. Carlson, Chair of the Board, is compensated by Board Services Corporation.

Compensation Table -- AXP Michigan Tax-Exempt Fund

                                                   Total cash compensation from
                           Aggregate                  American Express Funds
Board member*     compensation from the Fund    and Preferred Master Trust Group


Philip J. Carroll, Jr.      $ 292                            $ 44,183
Livio D. DeSimone           1,000                             132,525
Heinz F. Hutter             1,157                             146,275
Anne P. Jones               1,207                             150,625
Stephen R. Lewis, Jr.         950                             128,325
Alan G. Quasha                850                             119,525
Alan K. Simpson               900                             123,675
Alison Taunton-Rigby          667                              88,658


* Arne H. Carlson, Chair of the Board, is compensated by Board Services Corporation.

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Compensation Table -- AXP Minnesota Tax-Exempt Fund

                                                   Total cash compensation from
                           Aggregate                  American Express Funds
Board member*     compensation from the Fund    and Preferred Master Trust Group


Philip J. Carroll, Jr.      $ 375                            $ 44,183
Livio D. DeSimone           1,175                             132,525
Heinz F. Hutter             1,332                             146,275
Anne P. Jones               1,382                             150,625
Stephen R. Lewis, Jr.       1,125                             128,325
Alan G. Quasha              1,025                             119,525
Alan K. Simpson             1,075                             123,675
Alison Taunton-Rigby          800                              88,658


* Arne H. Carlson, Chair of the Board, is compensated by Board Services Corporation.

Compensation Table -- AXP New York Tax-Exempt Fund

                                                   Total cash compensation from
                           Aggregate                  American Express Funds
Board member*     compensation from the Fund    and Preferred Master Trust Group


Philip J. Carroll, Jr.      $ 292                            $ 44,183
Livio D. DeSimone           1,000                             132,525
Heinz F. Hutter             1,157                             146,275
Anne P. Jones               1,207                             150,625
Stephen R. Lewis, Jr.         950                             128,325
Alan G. Quasha                850                             119,525
Alan K. Simpson               900                             123,675
Alison Taunton-Rigby          667                              88,658


* Arne H. Carlson, Chair of the Board, is compensated by Board Services Corporation.

Compensation Table -- AXP Ohio Tax-Exempt Fund

                                                   Total cash compensation from
                           Aggregate                  American Express Funds
Board member*     compensation from the Fund    and Preferred Master Trust Group


Philip J. Carroll, Jr.      $ 292                            $ 44,183
Livio D. DeSimone           1,000                             132,525
Heinz F. Hutter             1,157                             146,275
Anne P. Jones               1,207                             150,625
Stephen R. Lewis, Jr.         950                             128,325
Alan G. Quasha                850                             119,525
Alan K. Simpson               900                             123,675
Alison Taunton-Rigby          667                              88,658


* Arne H. Carlson, Chair of the Board, is compensated by Board Services Corporation.

As of 30 days prior to the date of this SAI, the Fund's board members and officers as a group owned less than 1% of the outstanding shares of any class.

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


Principal Holders of Securities

As of 30 days prior to the date of this SAI, the following persons or entities were principal holders of the Fund shares:

For the Massachusetts Tax-Exempt Fund -- Class C shares

William and Katherine Michaels as trustees of The Glenlivit Trust, Leominster MA, held 6.56%.

For the New York Tax-Exempt Fund -- Class A shares

Frank L. Skillern Jr., New York NY, held 5.30%.

For the Ohio Tax-Exempt Fund -- Class C shares

Alfred and Mary Sears as trustees of The Sears Family Revocable Living Trust Under Agreement Dated 01-23-98, Parma OH, held 12.03%.

Bonnie L. Blair, New Springfield OH, held 5.04%.


Independent Auditors

The financial statements contained in the Annual Report were audited by independent auditors, KPMG LLP, 4200 Wells Fargo Center, 90 S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Fund.

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Appendix

DESCRIPTION OF RATINGS

Standard & Poor's Debt Ratings

A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

o Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

o   Nature of and provisions of the obligation.

o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade

Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

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Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody's Long-Term Debt Ratings

Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa -- Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds that are rated Ba are judged to have speculative elements -- their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch's Long-Term Ratings

Fitch's bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

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Investment Grade

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Speculative Grade

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

SHORT-TERM RATINGS

Standard & Poor's Commercial Paper Ratings

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

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Standard & Poor's Note Ratings

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3   Speculative capacity to pay principal and interest.

Moody's Short-Term Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

    Issuers rated Prime-l (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-l repayment ability will often be evidenced by many of the following characteristics:
    (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

    Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

    Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody's & S&P's

Short-Term Muni Bonds and Notes

Short-term municipal bonds and notes are rated by Moody's and by S&P. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody's MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody's MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody's MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody's MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Standard & Poor's rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor's rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor's rating SP-3 indicates speculative capacity to pay principal and interest.

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Fitch's Short-Term Ratings

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

Fitch short-term ratings are as follows:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.

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Appendix B

STATE RISK FACTORS

The yields on the securities in which the Funds will invest generally are dependent on a variety of factors, including the financial condition of the issuer or other obligor, the revenue source from which the debt service is payable, general economic and monetary conditions, conditions in the relevant market, the size of a particular issue, the maturity of the obligation, and the rating of the issue.

In addition to such factors, such securities will experience particular sensitivity to local conditions -- including political and economic changes, adverse conditions to an industry significant to the area, and other developments within a particular locality including: ecological or environmental concerns; litigation; natural disasters; and statutory limitations on an issuer's ability to increase taxes. Because many tax-exempt bonds may be revenue or general obligations of local governments or authorities, ratings on tax-exempt bonds may be different from the ratings given to the general obligation bonds of a particular state. A summary description of certain factors and statistics describing the economies in each state is set forth below. Such information is not specific to the issuer of a particular security that a Fund may own and is only intended to provide a general overview. Such information has been excerpted from publicly available offering documents and from other research reports prepared by rating agencies such as Standards & Poor's, Moody's Investors Services and Fitch Investors Services, Inc. No Fund has independently verified this information and no Fund makes any representations regarding this information.

In recessionary periods, an issuer's ability to pay interest on or repay principal of securities in which the Funds will invest may be significantly impaired.

Many uncertainties continue to exist as of mid-year 2003 in the current forecasts for the national and state economies. Given the ongoing volatility in the financial markets, such uncertainties are particularly pronounced at this time. The timing and impact of changes in economic conditions are difficult to estimate with a high degree of accuracy. Unforeseeable events may occur. Please monitor your investment accordingly.

Factors Affecting California

California has serious financial problems and political gridlock has exacerbated its extent. There has been a growing structural imbalance in the state of California's budget over the last few years. The state reaped the rewards of capital gains that resulted from the technology boom of the late 1990s, but when many Silicon Valley dotcoms collapsed, the U.S. stock market declined, and the country sank into recession, California did not readjust its spending patterns. Also, early in 2001 California became embroiled in an energy crisis, resulting in the state borrowing money to help pay for soaring energy costs. It became clear earlier this year that California had a growing budget deficit, but political gridlock ensued in the Capitol. The size of the deficit grew to over one-third of the entire state budget -- over $38 billion. Meanwhile, the Legislature could not agree on how to address this gaping hole, and delayed passage of the fiscal 2004 budget until well beyond its deadline. The financial crisis also contributed to a movement to recall Governor Gray Davis. With the gubernatorial recall vote scheduled for October 2003, the state is facing the uncertainty of a possible change in leadership.

Whoever is elected will have to deal with the fallout, which has already included a downgrade to the state BBB by at least one rating agency, the first time in 11 years that any state's credit rating has fallen so low. Any budget solution in 2004 will depend on the issuance of significant additional debt at the state level. The downgrade means that California taxpayers may have to pay up to $7 million extra a year in interest for every $1 billion borrowed (assuming 30-year bonds). There has been little effect of the downgrade to date on the rating of bonds other than those directly backed by the state of California, but those credits highly dependent on state aid will have to grapple with their own significant budget cuts in the upcoming fiscal year.

The length of time it will take to restore California's financial health depends not only on as the state's internal financial management, but on the pace of economic recovery of the rest of the U.S. and its trading partners.

Factors Affecting Massachusetts

Massachusetts is experiencing an economic slowdown following a prolonged and robust expansion. Many sectors of the economy are less resilient than they were 18 months ago. Manufacturing and trade sectors have been particularly hard hit and continue to show significant year over year declines. High-tech industries, financial services, education and health care drive Massachusetts' economy which gives it a leading edge in emerging industries such as biotechnology, software, communications equipment, and surgical instruments.

The unemployment rate in Massachusetts has risen steadily over the past year, reaching 5.2% in December 2002, although it remains lower than the 6% recorded for the nation the same month.


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The stock market bubble that fueled healthy annual personal income growth was a key part of the robust economic expansion of the 1990s. That bubble created a windfall for Massachusetts's treasury, as stock options, capital gains, and executive pay increased dramatically. During that time, healthy personal income tax growth allowed Massachusetts to increase baseline spending, build large reserves, and accommodate multi-year personal income tax rate cuts. The capital gains tax portion of personal income taxes reached a high of $1.05 billion, or roughly one-third of personal income tax receipts in fiscal year 2001. The stock market decline that began in March 2001 has directly affected Massachusetts's revenue estimates for fiscal years 2002, 2003, and 2004, leading to a sizable and growing budget deficit.

The legislature approved tax revenue and fee increases that were estimated to generate approximately $1.2 billion in fiscal 2003. But the economic recovery failed to take hold and tax revenues were revised downward several times over the course of the fiscal year 2003.

Massachusetts does have various reserve funds such as the Budget Stabilization Fund (BSF) with approximately $1.7 billion at year end 2001. Draws on the BSF to address budget shortfalls reduced the balance to approximately $882 million at the end of fiscal year 2002. Another $550 million may be used also in the current year reducing the balance to roughly $341 million at the end of fiscal 2003.

Massachusetts' unemployment rate has been rising since December 2000, however, it remains below the national average. Total non-farm wage and salary employment has dropped by over 108,000 jobs over the past two years. Manufacturing and trade sectors have been particularly hard hit and continue to show year over year declines. Employment opportunities in services and finance, insurance, and real estate (FIRE), a relatively small sector in the state's employment profile, have been more stable by comparison.

The state's budget for completion of the Central Artery/Tunnel project is $14.6 billion, which includes approximately $335 million for contingencies. Federal dollars are currently capped at $8.5 billion. Earlier in 2003, the I-90 extension to the Ted Williams Tunnel and East Boston/Logan Airport was opened to general traffic. The project has experienced several delays that have pushed various aspects of completion out a few months. The U.S. Department of Transportation, in its financing plan dated March 31, 2003, cited potential delays of six to nine months with substantial completion in November 2005. This completion estimate is approximately six months later than the state's projected completion date.

Factors Affecting Michigan

Michigan has had to grapple with successive years of revenue shortfalls and reduced balances. The state's ongoing shortfalls in tax collections due to weak economic performance was one reason that prompted Moody's Investor Service to place the state's general obligation and related ratings on the Watchlist for possible downgrade in March 2003. Moody's did affirm the rating in July 2003, but has left the outlook at negative. S&P also has a negative outlook for Michigan.

The state's fiscal 2003 cash flow projections through fiscal year end reflect revised revenue and expenditure projections. The state has several reserve funds, which provide additional funds for liquidity following the set aside required for note repayment. These reserve funds were drained during fiscal year 2003. In fiscal years 1998 through 2002, Michigan was able to avoid cash flow borrowing due to the sizeable balances in these reserve funds that provided liquidity for the state's cash management. However, Michigan accessed the market with $1.2 billion of cash flow notes for fiscal 2003. Additional cash flow borrowing is forecasted for 2004. The General and School Aid funds balances have deteriorated as the state reduced reserve levels to address continued revenue weakness. Although the General and School Aid funds are expected to end the year with negative cash positions, the cash position is projected to improve significantly in September as a. result of quarterly estimated income tax receipts and the absence of higher education and school payments that month.

Michigan has taken various steps to offset revenue declines in the last three years. Fiscal 2003 revenue estimates have been revised downward several times. Weak economic activity resulting in lower than expected tax revenue performance and some additional spending requirements contributed to budget gaps in both fiscal years 2002 and 2003. Michigan has filled these gaps by savings from spending restraints, increased cigarette taxes, correction policy changes and the use of reserve funds.

The state faces a projected General Fund shortfall of approximately $1.7 billion in fiscal 2004. Revenues continue to fall short of projections due to persistent weak economic conditions. Over $900 million in spending increases are unavoidable, driven by Medicaid costs, additional prison capacity needs, and negotiated employee salary and benefits. The Governor's proposed General Fund budget for fiscal 2004 would close the gap with a combination of revenue enhancements including, among other measures, fee increases and tax loophole closures but no additional taxes; spending cuts; and cost avoidance. A scheduled income tax rate decrease, which factors into the projected shortfall, would remain in place. The fiscal 2004 School Aid Fund budget is already enacted and faces a $365 million shortfall that the Governor would resolve through a mix of increased revenues and spending cuts. Program reductions would amount to $195 million. The state expects to save $100 million from the refinancing of school bond loan debt; raise $50 million in new lottery revenues; and close various tax loopholes.


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Michigan's economy is showing only modest signs of improved job and payroll performance, following an 18-month manufacturing recession. As of April 2003, the state's unemployment rate was 6.6%. Interest-free financing incentives for autos provided a short-run boost in Michigan's economy and state sales tax collections but it may be tapering off. The state's economy remains inherently cyclical, relying disproportionately on the motor vehicles industry. The auto industry on the whole is also responsible for generating a large portion or percentage of personal income, business, and sales and use tax revenues for the state. While Michigan's economy has benefited from this sizable presence during periods of employment growth, it has also suffered during periods of slower car sales. In addition, during periods of employment growth lower paying jobs in the service sectors are added at a faster rate than higher paying manufacturing jobs.

Michigan's debt position is well managed, and the state has maintained historically low debt levels. The state has maintained a long established practice of financing capital projects on a pay-as-you-go basis. The state has implemented a substantial capital improvement plan over the last decade, including $1.9 billion in spending at state colleges and universities. The state also has nearly funded its pension system. The state created a new defined contribution plan for new state employees hired after March 1997, effectively closing the existing state employee defined benefit retirement system.

Factors Affecting Minnesota

Despite an economy that benefits from diversity across several sectors, the economic recession has settled in on Minnesota, although it arrived in the state later than it did in many other areas of the country. Minnesota's employment levels have not recovered from the 2001 recession, and the effects of this continue to ripple through the state's revenue base. The state's unemployment numbers remain lower than U.S. rates.

The ongoing economic downturn has forced the state to reevaluate budget projections frequently over the past several years. Revenue shortfalls, which began in 2001, led to a $4.23 billion deficit for the 2004-2005 biennium. The downward trend in revenues forced the state to gain fiscal balance by using several sizable onetime revenue sources and payment shifts. Using conservative growth projections, the state expects to regain structural balance by the 2006-2007 biennium. Despite the elimination of the state's cash flow reserve, liquidity remains good, with about $1 billion in tobacco fund money available for interfund borrowing. Continued poor performance in income tax withholdings, however, has drained budget reserves.

The state's 2004-2005 $28.3 billion budget that was passed in May 2003 and signed by the Governor maintained much of the original structure he proposed. There were some increases over his proposal, most notably fewer cuts to local government aid, which were offset by the use of additional onetime solutions proposed by the legislature. Onetime revenue sources totaling $1.6 million were dominated by $1.03 billion in tobacco funds, though other sizable solutions included an acceleration of sales tax payments and several shifts in the timing of payments, including K-12 education and human services payments. The use of one time revenues made up about one-third of the total budget deficit, though the state calculates that it was roughly equal to non-recurring expenditures. The primary driver in balancing the budget was approximately $2 billion in expenditure cuts that translate to a reduction in expenditure growth between the 2002-2003 and 2004-2005 bienniums, to 5.8% from 14%. As part of the budget, the state's budget reserves will be restored to a total of $552 million by the end of 2005.

Minnesota operates under debt management policies established more than 20 years ago, targeting debt levels against general fund reserves and personal income. The state continues to meet these targeted levels. Bond maturity is rapid, with 71% of existing and proposed GO debt scheduled to retire over 10 years. Debt service expenditures are typically about 3%-5% of annual operating expenditures.

Layoffs by leading employers, such as Northwest Airlines, and general economic softness have affected the state. Most recently, the state's unemployment rate stood at 4.3% in June 2003. However, Minnesota's unemployment rate is still significantly below the national rate of 6.4%. While many sectors have shown some signs of a rebound, the state's manufacturing and transportation sectors continue to suffer, as well as public sector employment.

Factors Affecting New York

The state of New York is currently experiencing severe state budget stress, resulting from the national economic recession, the state's dependence on the volatile financial services sector and the September 11 tragedy.

The state recently sold $2.3 billion of deficit funding bonds through the New York State Tobacco Settlement Financing Corporation. An additional $1.9 billion is expected to be sold. The proceeds of the bonds will be used to pay current operations in the fiscal 2004 budget, make payments to local governments deferred from fiscal 2003 and provide critically needed liquidity for fiscal 2004 operations.


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New York's credit factors are relatively weak among the states. These factors include a large debt burden that ranks New York fifth among states in debt per capita. New York's economy is being driven largely by the New York City economy, which has suffered serious employment and earnings declines. Both the state and the city are heavily dependent on the volatile financial services industry, now in a cycle of downsizing. The national economic recession and bursting of the stock market bubble have caused precipitous declines in state revenues. Recent budgets have funded growing expenditures with a heavy reliance on non-recurring revenue, leaving little in the way of reserves to meet substantial new budget gaps.

The state failed to adopt its annual budget in time for the beginning of the fiscal year due to a budget debate in the context of severe revenue shortfalls and burgeoning spending pressures. The state ended fiscal 2003 with $815 billion in cash including $710 million in the Rainy Day Fund. However, the state had to defer $1.9 billion in fiscal 2003 spending commitments into the next year.

New York State is facing large increases in the required employer contributions to the employee retirement systems. The speculative boom in the equities markets in the previous few years enabled retirement system asset valuations to rise so high that the state was able to eliminate entirely its employer contributions to the retirement systems. In addition, the state increased benefits to retirees. Now that the asset bubble in the equities markets has burst, the state is faced with dramatic increases in it's require employer contributions to fund the increased benefits and the decline in asset values. As a result, the state is seeking to amortize these increased costs over 10-15 years instead of five years, pushing those increased costs out into future years in order to achieve current budget relief.

New York's economy is deep and well diversified with a significant corporate headquarters presence. The effects of the recession reached New York later than the nation; however subsequent job loss statistics and revenue shortfalls indicate a significant weakening in the state's economy. The tragic events of September 11 have exacerbated the economic trends that were already in place. The state has become increasingly concentrated and dependent for revenue on the financial services sector centered in New York City that until the peak of the equities markets in mid-2000 masked the weak underlying sectors and regions of the state's economy. While the state's employment growth rates was below the national average for most of the 1990s, in 1999, strong job gains moved state growth rates ahead of the national rate for the last two years of the expansion. However, with the slowing national economy and downsizing in the financial services sector, by the summer of 2001, the state job weakness relative to the U.S. returned.

The personal income tax is the state's largest revenue source, accounting for about 60% of all state-source tax receipts and about 70% of the state's general tax receipts in 2002. The growth in the personal income tax came to an abrupt halt with the bursting of the stock market bubble. In fiscal 2002, state personal income tax collections declined 3.3% and are estimated to decline by another 10.4% for fiscal 2003. Personal income tax collections hinge on the historically volatile performance of both the stock market and the financial services sector in the metropolitan New York area. While personal income tax revenue will likely begin to grow again in the near future, its growth is likely to be more moderate than in recent years.

The state's Medicaid spending, growing at an underlying rate of 3-4% annually, consumes a large portion of the state's state funds budget, about 15%. With tax revenues declining, this relatively inflexible portion of the state budget creates spending pressures.

During the boom years of stock market growth, the state's revenue growth soared and produced six years of record financial performance. The state finished with general fund surpluses that shifted an accumulated GAAP deficit of $3.3 billion in fiscal 1995 to a $3.9 billion surplus in fiscal 2001. The elimination of the general fund GAAP deficit weakened the balance during fiscal 2002 and is projected to be in deficit by $2.24 billion at year end 2003. The use of non-recurring actions and deficit financing to finance fiscal 2004 make it likely that the GAAP balance will grow even more negative through the next few fiscal years. This reflects the state's high and continued reliance on non-recurring revenue and spending actions to achieve budgetary balance, while failing to address the underlying chronic imbalance between revenue and spending growth.

New York State's high debt level has been a negative credit factor for many years. The high debt level, combined with the states now depleted reserve levels, leaves the state fiscally vulnerable to potential future economic stress scenarios.

Factors Affecting Ohio

Continued shortfalls in tax receipts, especially in personal income and corporate franchise taxes, have led to upward revisions in the size in Ohio's 2002-2003 biennial budget gap. Steps were taken to solve the budget imbalance, relying on one-time sources to solve roughly half of the shortfall, with recurring resources used to balance the remainder of the gap.

The General Revenue Fund (GRF) will use $345 million in tobacco settlement money that was previously earmarked for school construction projects, which will now be financed with bonds. The state will deplete its Budget Stabilization Fund
(BSF) by fiscal year end 2003 which stood at approximately $1 billion at the end of fiscal 2001. The state's cigarette tax was increased by 31 cents per pack, projected to generate $283 million in fiscal 2003. Extension of the state income tax to Ohio-based trusts and exemption of Ohio business taxes from the recent federal stimulus package is expected to yield a combined $283 million in fiscal 2003.



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In January, Ohio projected an additional shortfall of $720 million for fiscal year 2003, bringing the cumulative shortfall for the 2002-2003 biennium to $2.6 million. The latest gap is largely due to continued weakness in tax receipts, which account for $630 million of the deficit. In addition, investment earnings have fallen off by $50 million and Medicaid overspending contributes another $40 million. The Governor ordered immediate appropriation reductions totaling $152 million, including $30 million in local government fund cuts. Additional proposed revenue enhancements include $288 million from a one-month acceleration of sales tax collections. The House approved this portion of the plan but rejected the Governor's proposal to increase liquor and cigarette taxes to raise a combined $160 million. As a result, the governor made additional reductions in school aid and higher education to eliminate the remaining budget shortfall.

The state expects to record a very modest positive GRF balance of $49 million at fiscal year end 2003. The dramatic decline in BSF balances, from a high of almost $1 billion at the end of fiscal 2001 to zero at fiscal year 2003, parallels the effects of the current recession on the state's budget.

The governor's balanced budget proposal for the 2004-2005 biennium incorporates revenue enhancements and expenditure cuts. On the expenditure side, the governor's plan recommends Medicaid cost containment measures that would result in $1.1 billion in savings over the 2004-2005 biennium (all funds). Savings would also be realized from limitations on childcare eligibility and other program reductions. The House recently passed a budget that would add a temporary 1-cent sales tax, estimated to bring $1.3 billion annually. The tax would expire after fiscal 2005.

The economic slowdown of the last two years has been broad-based and has affected all sectors. The auto, machinery, steels and air transportation industries were hit particularly hard, and job losses in those sectors are likely to have ripple effects for other sectors. The weak manufacturing industry is responsible for the majority of total non-farm job losses and resulted in about 100,000 job cuts out of the 143,000 jobs lost since employment peaked in May 2000. A year-over-year downward trend for most sectors continued through 2002, although the rate of decline has slowed considerably. Ohio's non-farm payroll employment fell 0.7% in December 2002 versus December 2001. The state's unemployment rate was 6.2% in April 2003. Income gains remain minimal and are expected to be below inflation for the year, due in part to layoffs, particularly in manufacturing.

Ohio's debt levels are moderate in relation to its substantial economic base. On both a per capita basis and relative to personal income, debt is above the 2002 median for the fifty states. About 60% of Ohio's debt consists of lease obligations, including the debt associated with the Ohio Building Authority, the Ohio Public Facilities Commission, and Elementary and Secondary Education Capital Facilities Bonds.

On Dec. 11, 2002, the Ohio Supreme Court issued an opinion concluding, as it had in its 1997 and 2000 opinions regarding school funding, that the state did not comply with the constitutional school requirements. The court directed the General Assembly "to enact a school-funding scheme that is thorough and efficient." At this time, it is not known what the General Assembly's further response will be, and the outcome of that process and potential impacts on the state's financial position remain unclear. Ohio school districts currently receive a major portion of their operating funds from state subsidy appropriations (Foundation Program) distributed according to statutory formulas that consider both local needs and local taxing capacity. Locally voted taxes provide another revenue source. The state's school funding appropriation for the current 2002-2003 biennium total $15.2 billion to date, representing a 17% increase over the prior biennium.

Factors Affecting Puerto Rico

The Funds may invest in municipal securities issued by or on behalf of Puerto Rico, its agencies or instrumentalities.

The ongoing concern about (1) the pace of improvements to expenditure and accounting controls, (2) concern about ongoing cost overruns contributing to declining fund balances in a time of economic uncertainty, and (3) the need to develop a concrete plan to address the Commonwealth's $8.1 billion unfunded pension liability caused the ratings on Puerto Rico's outstanding GO bonds to be removed from Standard & Poor's CreditWatch with negative implications, where they were placed Dec. 11, 2002, and assigned a negative outlook.

Operations remain structurally unbalanced. Revenues through the first eight months of fiscal 2003 are $56.7 million under budget, and expenditure controls have not been as effective as planned, based on projected overspending of $126.2 million through year-end. Fiscal 2002 was balanced, but required the use of $601 million in onetime revenues. In fiscal 2003, the budget was balanced based on $596 million of revenue enhancements. The "rainy day" and emergency fund reserves are projected to decline to an adequate $308 million and 4.2% expenditures in fiscal 2003 from $437 million ($176 million in the emergency fund and $261 million in budgetary or rainy day fund), which represented 6% of expenditures in fiscal 2002. Expenditure pressure in areas like health care, education, and public safety continue despite management efforts.



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      TRUST

The total net debt is $20.9 billion and a high $5,490 per capita. The debt maturities are slow compounded by a backloading of maturities in fiscal 2001 to relieve near-term financial pressures. On Dec. 10, 2002, the Government Development Bank of Puerto Rico (GDB) informed rating agencies that some executive departments had entered into financing lease contracts with AA Finance Co. Inc. (AA) and Cross Border Leasing (CBL), without GDB involvement. After a thorough review of the 117 executive departments and public corporations, 29 were confirmed to have entered into questionable lease agreements with AA or CBL as of November 2002. A total of $14.7 million was sold to third parties and $1.663 million of the $1.829 million in arrears was liquidated. Since January, the remaining $166,000 has also been liquidated. Management has tightened controls on all departments and agencies, making it a crime (pending passage of the law) for any commonwealth employee to enter into an operating lease contract without written approval from the GDB.

Puerto Rico has continued to experience below-average economic growth. The economy has experienced contraction due to the downturn, but the long-term trends show continued improvements in key economic indicators and important sectors. Unemployment (12%) is structurally high, but it has been trending downward since 1980. The island's tourism sector has held up fairly well over recent months (prior to the Iraq conflict). Although hotel occupancy rates and total visitor spending levels have not matched their prior peaks in fiscal 2001, these indicators did see a reassuring rebound from fiscal 2002. The growth in highly skilled employees has aided the transformation taking place in manufacturing. The conversion of foreign companies to controlled foreign corporations has stimulated investment by capital-intensive companies. Manufacturing is a major component of the economy, with strong growth in skilled labor segments, particular pharmaceuticals, biotechnology, and medical instruments. The growth in these manufacturers has been a driving force behind the strong trend of export growth. The major risk to the forecast remains a prolonged increase in oil prices, yet future significant increases in oil prices should exert less negative pressure on the economy because of the addition of two new gas-fired co-generation plants that will provide 30% of the island's electricity. The combination of oil prices and U.S. GDP growth are the driving factors in Puerto Rico GDP growth.



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      TRUST

                                                              S-6328-20 X (8/03)

                     AXP(R) SPECIAL TAX-EXEMPT SERIES TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR

                    AXP(R) INSURED TAX-EXEMPT FUND (the Fund)

                                  AUG. 29, 2003

This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus and the financial statements contained in the most recent Annual Report to shareholders (Annual Report) that may be obtained from your financial advisor or by writing to American Express Client Service Corporation, 70100 AXP Financial Center, Minneapolis, MN 55474 or by calling
(800) 862-7919.

The Independent Auditors' Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the Annual Report are incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference. The prospectus for the Fund, dated the same date as this SAI, also is incorporated in this SAI by reference.

Table of Contents

Mutual Fund Checklist                                                 p.   3

Fundamental Investment Policies                                       p.   4

Investment Strategies and Types of Investments                        p.   5

Information Regarding Risks and Investment Strategies                 p.   6

Security Transactions                                                 p.  21

Brokerage Commissions Paid to Brokers Affiliated
  with American Express Financial Corporation                         p.  22

Performance Information                                               p.  23

Valuing Fund Shares                                                   p.  26


Proxy Voting                                                          p.  27

Investing in the Fund                                                 p.  28

Selling Shares                                                        p.  30

Pay-out Plans                                                         p.  30

Capital Loss Carryover                                                p.  31

Taxes                                                                 p.  31

Agreements                                                            p.  32

Organizational Information                                            p.  34

Board Members and Officers                                            p.  38

Independent Auditors                                                  p.  41

Appendix A: Description of Ratings                                    p.  42

Appendix B: Insured Fund                                              p.  47


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


Mutual Fund Checklist

[X] Mutual funds are NOT guaranteed or insured by any bank or government agency. You can lose money.

[X] Mutual funds ALWAYS carry investment risks. Some types carry more risk than others.

[X]    A higher rate of return typically involves a higher risk of loss.

[X]    Past performance is not a reliable indicator of future performance.

[X]    ALL mutual funds have costs that lower investment return.

[X] You can buy some mutual funds by contacting them directly. Others, like this one, are sold mainly through brokers, banks, financial planners, or insurance agents. If you buy through these financial professionals, you generally will pay a sales charge.

[X] Shop around. Compare a mutual fund with others of the same type before you buy.

OTHER IDEAS FOR SUCCESSFUL MUTUAL FUND INVESTING

Develop a Financial Plan

Have a plan -- even a simple plan can help you take control of your financial future. Review your plan with your advisor at least once a year or more frequently if your circumstances change.

Dollar-Cost Averaging

An investment technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more shares will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the shares lower than the average market price of shares purchased, although there is no guarantee.

While this does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing through changing market conditions to accumulate shares to meet long-term goals.

Dollar-cost averaging

Regular                    Market price                  Shares
investment                  of a share                  acquired
  $100                          $ 6.00                      16.7
   100                            4.00                      25.0
   100                            4.00                      25.0
   100                            6.00                      16.7
   100                            5.00                      20.0
   ---                            ----                      ----
  $500                          $25.00                     103.4

Average market price of a share over 5 periods:  $5.00 ($25.00 divided by 5)

The average price you paid for each share:       $4.84 ($500 divided by 103.4)

Diversify

Diversify your portfolio. By investing in different asset classes and different economic environments you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

Understand Your Investment

Know what you are buying. Make sure you understand the potential risks, rewards, costs, and expenses associated with each of your investments.

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3 -- AXP SPECIAL TAX-EXEMPT SERIES TRUST -- AXP INSURED TAX-EXEMPT FUND

Fundamental Investment Policies

Fundamental investment policies adopted by the Fund cannot be changed without the approval of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act).

Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

The policies below are fundamental policies that apply to the Fund and may be changed only with shareholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Fund will not:

o Under normal market conditions, invest less than 80% of its net assets in securities generally exempt from federal income tax, with principal and interest either fully insured by private insurers or guaranteed by an agency or instrumentality of the U.S. government.

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o Make a loan of any part of its assets to American Express Financial Corporation (AEFC), to the board members and officers of AEFC or to its own board members and officers.

o    Lend Fund securities in excess of 30% of its net assets.

Except for the fundamental investment policies listed above, the other investment policies described in the prospectus and in this SAI are not fundamental and may be changed by the board at any time.

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4 -- AXP SPECIAL TAX-EXEMPT SERIES TRUST -- AXP INSURED TAX-EXEMPT FUND

Investment Strategies and Types of Investments

This table shows various investment strategies and investments that many funds are allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager may make on behalf of the Fund. For a description of principal risks, please see the prospectus. Notwithstanding the Fund's ability to utilize these strategies and techniques, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to attempt to hedge against certain types of risk, these practices are left to the investment manager's sole discretion.

Investment strategies and types of investments          Allowable for the Fund?
Agency and Government Securities                                yes
Borrowing                                                       yes
Cash/Money Market Instruments                                   yes
Collateralized Bond Obligations                                 yes
Commercial Paper                                                yes
Common Stock                                                     no
Convertible Securities                                          yes
Corporate Bonds                                                 yes
Debt Obligations                                                yes
Depositary Receipts                                              no
Derivative Instruments (including Options and Futures)          yes
Foreign Currency Transactions                                    no
Foreign Securities                                              yes
High-Yield (High-Risk) Securities (Junk Bonds)                  yes
Illiquid and Restricted Securities                              yes
Indexed Securities                                              yes
Inverse Floaters                                                yes
Investment Companies                                             no
Lending of Portfolio Securities                                 yes
Loan Participations                                             yes
Mortgage- and Asset-Backed Securities                           yes
Mortgage Dollar Rolls                                           yes
Municipal Obligations                                           yes
Preferred Stock                                                 yes
Real Estate Investment Trusts                                   yes
Repurchase Agreements                                           yes
Reverse Repurchase Agreements                                   yes
Short Sales                                                      no
Sovereign Debt                                                  yes
Structured Products                                             yes
Swap Agreements -- Interest Rate                                yes
Variable- or Floating-Rate Securities                           yes
Warrants                                                        yes
When-Issued Securities and Forward Commitments                  yes
Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities            yes

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5 -- AXP SPECIAL TAX-EXEMPT SERIES TRUST -- AXP INSURED TAX-EXEMPT FUND

The following are guidelines that may be changed by the board at any time:

o Under normal market conditions, at least 65% of the Fund's total assets will be invested in securities that are insured and have a maturity of more than one year.

o A portion of the Fund's assets may be invested in bonds whose interest is subject to the alternative minimum tax computation. As long as the staff of the SEC maintains its current position that a fund calling itself a "tax-exempt" fund may not invest more than 20% of its net assets in these bonds, the Fund will limit its investments in these bonds to 20% of its net assets.

o The Fund may purchase securities rated Aaa by Moody's Investors Service, Inc. (Moody's) or AAA by Standard & Poor's Corporation (S&P). In addition, the Fund may purchase securities rated lower than Aaa by Moody's or AAA by S&P without regard to their rating, provided the securities are insured.

o The Fund may purchase short-term corporate notes and obligations rated in the top two classifications by Moody's or S&P or the equivalent.

o Pending investment in municipal securities maturing in more than one year, or as a temporary defensive position, the Fund may hold up to 35% of its net assets in short-term tax-exempt instruments that are not insured or guaranteed. The Fund will purchase these instruments only if they are rated MIG-1 by Moody's or SP-1 by S&P or if the long-term debt of such issuers is rated Aaa by Moody's or AAA by S&P or the equivalent.


o Except for securities guaranteed by the U.S. government, or an agency thereof, and the short-term tax-exempt instruments rated MIG-1 by Moody's or SP-1 by S&P or if the long-term debt of such issuers is rated Aaa by Moody's AAA by S&P or the equivalent, each tax-exempt security purchased by the Fund will be insured either by a New Issue Insurance Policy or by a Portfolio Insurance Policy issued by MBIA Insurance Corporation, Financial Guaranty Insurance Company or a comparable insurer as long as that insurer is rated Aaa by Moody's or AAA by S&P or the equivalent.


o The Fund may invest more than 25% of its total assets in a particular segment of the municipal securities market or in industrial revenue bonds, but it does not intend to invest more than 25% of its total assets in industrial revenue bonds issued for companies in the same industry or state.

o If, in the opinion of the investment manager, appropriate tax-exempt securities are not available, the Fund may invest up to 20% of its net assets, or more on a temporary defensive basis, in taxable investments.

o    No more than 10% of the Fund's assets will be held in inverse floaters.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o The Fund will not buy on margin or sell short, except the Fund may enter into interest rate futures contracts.

o The Fund will not invest in voting securities or securities of investment companies.

For a description of ratings see Appendix A. For a discussion for Insured Fund, see Appendix B.

Information Regarding Risks and Investment Strategies

RISKS

The following is a summary of common risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or investment strategy). Please remember that a mutual fund's risk profile is largely defined by the fund's primary securities and investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk may be associated with the Fund at any time (for a description of principal risks, please see the prospectus):

Call/Prepayment Risk

The risk that a bond or other security might be called (or otherwise converted, prepaid, or redeemed) before maturity. This type of risk is closely related to reinvestment risk.

Correlation Risk

The risk that a given transaction may fail to achieve its objectives due to an imperfect relationship between markets. Certain investments may react more negatively than others in response to changing market conditions.

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6 -- AXP SPECIAL TAX-EXEMPT SERIES TRUST -- AXP INSURED TAX-EXEMPT FUND

Credit Risk

The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Junk bonds have greater price fluctuations and are more likely to experience a default than investment grade bonds.

Event Risk

Occasionally, the value of a security may be seriously and unexpectedly changed by a natural or industrial accident or occurrence.

Foreign/Emerging Markets Risk

The following are all components of foreign/emerging markets risk:

Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social, and political) in emerging market countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

Inflation Risk

Also known as purchasing power risk, inflation risk measures the effects of continually rising prices on investments. If an investment's yield is lower than the rate of inflation, your money will have less purchasing power as time goes on.

Interest Rate Risk

The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a bond, the higher its yield and the greater its sensitivity to changes in interest rates.

Issuer Risk

The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Legal/Legislative Risk

Congress and other governmental units have the power to change existing laws affecting securities. A change in law might affect an investment adversely.

Leverage Risk

Some derivative investments (such as options, futures, or options on futures) require little or no initial payment and base their price on a security, a currency, or an index. A small change in the value of the underlying security, currency, or index may cause a sizable gain or loss in the price of the instrument.

Liquidity Risk

Securities may be difficult or impossible to sell at the time that the Fund would like. The Fund may have to lower the selling price, sell other investments, or forego an investment opportunity.

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7 -- AXP SPECIAL TAX-EXEMPT SERIES TRUST -- AXP INSURED TAX-EXEMPT FUND

Management Risk

The risk that a strategy or selection method utilized by the investment manager may fail to produce the intended result. When all other factors have been accounted for and the investment manager chooses an investment, there is always the possibility that the choice will be a poor one.

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Reinvestment Risk

The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

Sector/Concentration Risk

Investments that are concentrated in a particular issuer, geographic region, or industry will be more susceptible to changes in price (the more you diversify, the more you spread risk).

Small and Medium Company Risk

Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

INVESTMENT STRATEGIES

The following information supplements the discussion of the Fund's investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes many strategies that many mutual funds use and types of securities that they purchase. Please refer to the section titled Investment Strategies and Types of Investments to see which are applicable to the Fund.

Agency and Government Securities

The U.S. government and its agencies issue many different types of securities. U.S. Treasury bonds, notes, and bills and securities including mortgage pass through certificates of the Government National Mortgage Association (GNMA) are guaranteed by the U.S. government. Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises but are not guaranteed by the U.S. government. This may increase the credit risk associated with these investments.

Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance Corporation, Federal Home Loan Bank, FHLMC, FNMA, Student Loan Marketing Association (SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. Agency and government securities are subject to the same concerns as other debt obligations. (See also Debt Obligations and Mortgage- and Asset-Backed Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include:
Call/Prepayment Risk, Inflation Risk, Interest Rate Risk, Management Risk, and Reinvestment Risk.

Borrowing

The Fund may borrow money for temporary or emergency purposes and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as derivative instruments). Borrowings are subject to costs (in addition to any interest that may be paid) and typically reduce the Fund's total return. Except as qualified above, however, the Fund will not buy securities on margin.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Inflation Risk and Management Risk.

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8 -- AXP SPECIAL TAX-EXEMPT SERIES TRUST -- AXP INSURED TAX-EXEMPT FUND

Cash/Money Market Instruments

The Fund may maintain a portion of its assets in cash and cash-equivalent investments. Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. The Fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject the Fund to certain costs and expenses.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk, Inflation Risk, and Management Risk.

Collateralized Bond Obligations

Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into "tiers." Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments -- money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, earns them investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield (High-Risk) Securities (Junk Bonds).)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, and Management Risk.

Commercial Paper

Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk, Liquidity Risk, and Management Risk.

Common Stock

Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Event Risk, Issuer Risk, Legal Risk, Management Risk, Market Risk, and Small and Medium Company Risk.


Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common, preferred or other securities of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

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The value of a convertible security is a function of its "investment value"
(determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Call/Prepayment Risk, Interest Rate Risk, Issuer Risk, Management Risk, Market Risk, and Reinvestment Risk.

Corporate Bonds

Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government agency or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield (High-Risk) Securities (Junk Bonds).)

Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as "debentures." See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Debt Obligations

Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield (High-Risk) Securities (Junk Bonds).)

All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating organization or their rating systems, the Fund will attempt to use comparable ratings as standards for selecting investments.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

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Depositary Receipts

Some foreign securities are traded in the form of American Depositary Receipts
(ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks of other investments in foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, Management Risk, and Market Risk.

Derivative Instruments

Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, or an index. A small change in the value of the underlying security, currency, or index can cause a sizable percentage gain or loss in the price of the derivative instrument.

Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as "futures contracts." Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.

Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If the Fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, CBOE, or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and ask prices.

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Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

Futures Contracts. A futures contract is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Futures contracts may be based on various securities, securities indices (such as the S&P 500 Index), foreign currencies and other financial instruments and indices.

Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor's obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

Options on Stock Indexes. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level.

Tax Treatment. As permitted under federal income tax laws and to the extent the Fund is allowed to invest in futures contracts, the Fund intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If the Fund is using short futures contracts for hedging purposes, the Fund may be required to defer recognizing losses incurred on short futures contracts and on underlying securities.

Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, the Fund will either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

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Other Risks of Derivatives.

The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager's ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Another risk is caused by the legal unenforcibility of a party's obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(See also Foreign Currency Transactions.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Currency Transactions

Investments in foreign countries usually involve currencies of foreign countries. The value of an investor's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, an investor may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing a fund's NAV to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments. Many funds utilize diverse types of derivative instruments in connection with their foreign currency exchange transactions.

(See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Correlation Risk, Interest Rate Risk, Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Securities

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to
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keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.


The introduction of a single currency, the euro, on January 1, 1999 for participating European nations in the Economic and Monetary Union ("EU") presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom and Denmark into the euro and the admission of other non-EU countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk, Issuer Risk, and Management Risk.

High-Yield (High-Risk) Securities (Junk Bonds)

High yield (high-risk) securities are sometimes referred to as junk bonds. They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

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An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Legislation may be adopted from time to time designed to limit the use of certain lower quality and comparable unrated securities by certain issuers.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield (high-risk) securities include:
Call/Prepayment Risk, Credit Risk, Currency Risk, Interest Rate Risk, and Management Risk.

Illiquid and Restricted Securities

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments.

To the extent the Fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for such securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for the Fund to sell such an investment promptly and at an acceptable price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include:
Liquidity Risk and Management Risk.

Indexed Securities

The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk, Management Risk, and Market Risk.

Inverse Floaters

Inverse floaters are created by underwriters using the interest payment on securities. A portion of the interest received is paid to holders of instruments based on current interest rates for short-term securities. The remainder, minus a servicing fee, is paid to holders of inverse floaters. As interest rates go down, the holders of the inverse floaters receive more income and an increase in the price for the inverse floaters. As interest rates go up, the holders of the inverse floaters receive less income and a decrease in the price for the inverse floaters. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inverse floaters include: Interest Rate Risk and Management Risk.

Investment Companies

Investing in securities issued by registered and unregistered investment companies may involve the duplication of advisory fees and certain other expenses.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the securities of other investment companies include: Management Risk and Market Risk.

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Lending of Portfolio Securities

The Fund may lend certain of its portfolio securities to broker-dealers. The current policy of the Fund's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Fund receives the market price in cash, U.S. government securities, letters of credit, or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Fund will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Fund receives cash payments equivalent to all interest or other distributions paid on the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest, or other distributions on the securities loaned.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include:
Credit Risk and Management Risk.

Loan Participations

Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk and Management Risk.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity.

The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of
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


principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage- and asset-backed securities include:
Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Liquidity Risk, and Management Risk.

Mortgage Dollar Rolls

Mortgage dollar rolls are investments whereby an investor would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While an investor would forego principal and interest paid on the mortgage-backed securities during the roll period, the investor would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk, Interest Rate Risk, and Management Risk.

Municipal Obligations

Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either "general obligations" or "revenue obligations."

General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Event Risk, Inflation Risk, Interest Rate Risk, Legal/Legislative Risk, and Market Risk.

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Preferred Stock

Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk, Management Risk, and Market Risk.

Real Estate Investment Trusts

Real estate investment trusts (REITs) are entities that manage a portfolio of real estate to earn profits for their shareholders. REITs can make investments in real estate such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Additionally, the failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with REITs include: Issuer Risk, Management Risk, and Market Risk.

Repurchase Agreements

The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk and Management Risk.

Reverse Repurchase Agreements

In a reverse repurchase agreement, the investor would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk, Interest Rate Risk, and Management Risk.

Short Sales

With short sales, an investor sells a security that it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the investor must borrow the security to make delivery to the buyer. The investor is obligated to replace the security that was borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the investor sold the security. A fund that is allowed to utilize short sales will designate cash or liquid securities to cover its open short positions. Those funds also may engage in "short sales against the box," a form of short-selling that involves selling a security that an investor owns (or has an unconditioned right to purchase) for delivery at a specified date in the future. This technique allows an investor to hedge protectively against anticipated declines in the market of its securities. If the value of the securities sold short increased between the date of the short sale and the date on which the borrowed security is replaced, the investor loses the opportunity to participate in the gain. A "short sale against the box" will result in a constructive sale of appreciated securities thereby generating capital gains to the Fund.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Management Risk and Market Risk.

Sovereign Debt

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

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With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with sovereign debt include: Credit Risk, Foreign/Emerging Markets Risk, and Management Risk.

Structured Products

Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option, or a forward contract embedded in a note or any of a wide variety of debt, equity, and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market, and defaults by other parties. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with structured products include: Credit Risk, Liquidity Risk, and Management Risk.

Swap Agreements

Swap agreements obligate one party to make payments to the other party based on the change in the market value of an index or other asset. In return, the other party agrees to make payments to the first party based on the return of another index or asset. Swap agreements entail the risk that a party will default on its payment obligations.

Interest Rate Swaps. Interest rate swap agreements are used to obtain or preserve a desired return or spread at a lower cost than through a direct investment in an instrument that yields the desired return or spread. Swaps also may protect against changes in the price of securities that an investor anticipates buying or selling at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard interest rate swap transaction, two parties agree to exchange their respective commitments to pay fixed or floating rates on a predetermined notional amount. The swap agreement notional amount is the predetermined basis for calculating the obligations that the swap counterparties have agreed to exchange. Under most swap agreements, the obligations of the parties are exchanged on a net basis. The two payment streams are netted out, with each party receiving or paying, as the case may be, only the net amount of the two payments.

Swap agreements are usually entered into at a zero net market value of the swap agreement commitments. The market values of the underlying commitments will change over time resulting in one of the commitments being worth more than the other and the net market value creating a risk exposure for one counterparty to the other.

Swap agreements may include embedded interest rate caps, floor and collars. In interest rate cap transactions, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or cap. Interest rate floor transactions require one party, in exchange for a premium to agree to make payments to the other to the extent that interest rates fall below a specified level, or floor. In interest rate collar transactions, one party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts.

Swap agreements are traded in the over-the-counter market and may be considered to be illiquid. The Fund will enter into interest rate swap agreements only if the claims-paying ability of the other party or its guarantor is considered to be investment grade by the Advisor. Generally, the unsecured senior debt or the claims-paying ability of the other party or its guarantor must be rated in one of the three highest rating categories of at least one NRSRO at the time of entering into the transaction. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. In certain circumstances, the Fund may seek to minimize counterparty risk by requiring the counterparty to post collateral.

Currency Swaps. Currency swaps are similar to interest rate swaps, except that they involve currencies instead of interest rates.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with swaps include: Liquidity Risk, Credit Risk and Correlation Risk.

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Variable- or Floating-Rate Securities

The Fund may invest in securities that offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semiannually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes.

Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

Variable-rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include:
Credit Risk and Management Risk.

Warrants

Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Management Risk and Market Risk.

When-Issued Securities and Forward Commitments

When-issued securities and forward commitments involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve the risk of loss if the value of the security to be purchased declines prior to the settlement date and the risk that the security will not be issued as anticipated. If the security is not issued as anticipated, the Fund may lose the opportunity to obtain a price and yield considered to be advantageous.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities and forward commitments include: Credit Risk and Management Risk.

Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities

These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with zero-coupon, step-coupon, and pay-in-kind securities include: Credit Risk, Interest Rate Risk, and Management Risk.

The Fund cannot issue senior securities but this does not prohibit certain investment activities for which assets of the Fund are set aside, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, delayed-delivery and when-issued securities transactions, and contracts to buy or sell options, derivatives, and hedging instruments.

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Security Transactions

Subject to policies set by the board, AEFC is authorized to determine, consistent with the Fund's investment goal and policies, which securities will be purchased, held, or sold. The description of policies and procedures in this section also applies to any Fund subadviser. In determining where the buy and sell orders are to be placed, AEFC has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the board. In selecting broker-dealers to execute transactions, AEFC may consider the price of the security, including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness, and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker.

The Fund, AEFC, any subadviser and American Express Financial Advisors Inc. (the Distributor) each have a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the Fund.

The Fund's securities may be traded on a principal rather than an agency basis. In other words, AEFC will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. AEFC does not pay the dealer commissions. Instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing AEFC to do so to the extent authorized by law, if AEFC determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or AEFC's overall responsibilities with respect to the Fund and the other American Express mutual funds for which it acts as investment manager.

Research provided by brokers supplements AEFC's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business, and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software, or personal contact by telephone or at seminars or other meetings. AEFC has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management, and trading functions and other services to the extent permitted under an interpretation by the SEC.

When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, AEFC must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits AEFC to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits AEFC, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits AEFC, in order to obtain research and brokerage services, to cause the Fund to pay a commission in excess of the amount another broker might have charged. AEFC has advised the Fund that it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but AEFC believes it may obtain better overall execution. AEFC has represented that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.

All other transactions will be placed on the basis of obtaining the best available price and the most favorable execution. In so doing, if in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by AEFC in providing advice to all American Express mutual funds even though it is not possible to relate the benefits to any particular fund.



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Each investment decision made for the Fund is made independently from any decision made for another portfolio, fund, or other account advised by AEFC or any of its subsidiaries. When the Fund buys or sells the same security as another portfolio, fund, or account, AEFC carries out the purchase or sale in a way the Fund agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the Fund, the Fund hopes to gain an overall advantage in execution. On occasion, the Fund may purchase and sell a security simultaneously in order to profit from short-term price disparities.

On a periodic basis, AEFC makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency, and research services.


The Fund paid total brokerage commissions of $0 for fiscal year ended June 30, 2003, $2,808 for fiscal year 2002, and $1,885 for fiscal year 2001. Substantially all firms through whom transactions were executed provide research services.

No transactions were directed to brokers because of research services they provided to the Fund.

As of the end of the most recent fiscal year, the Fund held no securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities.

The portfolio turnover rate was 141% in the most recent fiscal year, and 32% in the year before. The variation in turnover rates can be attributed to the restructuring of the portfolio during the year to move to a neutral duration versus the Lehman Brothers Municipal Insured Bond Index along with establishing a more laddered maturity schedule. In addition, the portfolio was diversified to have more diversified and better structured bonds. Higher turnover rates may result in higher brokerage expenses and taxes.


Brokerage Commissions Paid to Brokers Affiliated with American Express Financial Corporation

Affiliates of American Express Company (of which AEFC is a wholly-owned subsidiary) may engage in brokerage and other securities transactions on behalf of the Fund according to procedures adopted by the board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the board, the same conditions apply to transactions with broker-dealer affiliates of any subadviser. AEFC will use an American Express affiliate only if (i) AEFC determines that the Fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Fund and (ii) the affiliate charges the Fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.


No brokerage commissions were paid to brokers affiliated with AEFC for the three most recent fiscal years.



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Performance Information

The Fund may quote various performance figures to illustrate past performance. Average annual total return and current yield quotations, if applicable, used by the Fund are based on standardized methods of computing performance as required by the SEC. An explanation of the methods used by the Fund to compute performance follows below.

The Fund's average annual total returns (both before and after taxes) for the one-, five-, and ten-year periods, or since inception, as applicable, ended June 30, 2003, are set forth below:


                                                                                                     Since           Since
                                                  1 year           5 years       10 years        inception (B&Y)  inception (C)
Class A
   Return before taxes                            +2.90%            +4.19%        +4.87%               N/A             N/A
   Return after taxes on distributions            +2.40%            +4.08%        +4.80%               N/A             N/A
   Return after taxes on distributions
   and sale of fund shares                        +3.55%            +4.19%        +4.83%               N/A             N/A
Class B
   Return before taxes                            +3.40%            +4.29%          N/A             +4.98%(a)          N/A
Class C
   Return before taxes                            +7.39%              N/A           N/A                N/A          +6.84%(b)
Class Y
   Return before taxes                            +8.46%            +5.45%          N/A             +5.94%(a)          N/A

(a) Inception date was March 20, 1995.

(b) Inception date was June 26, 2000.


Before-Tax Returns


This table shows total returns from hypothetical investments in Class A, Class B, Class C and Class Y shares of the Fund. The performance of different classes varies because of differences in sales charges and fees. Past performance for Class Y for the periods prior to March 20, 1995 may be calculated based on the performance of Class A, adjusted to reflect differences in sales charges, although not for other differences in expenses.


After-Tax Returns


After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

The Return After Taxes on Distributions for a period may be the same as the Return Before Taxes for the same period if there are no distributions or if the distributions are small. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) may result in a higher return.


For purposes of this calculation we assumed:

o    the maximum sales charge for Class A shares,

o sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B shares,

o    no sales charge for Class C shares,

o    no sales charge for Class Y shares, and

o no adjustments for taxes paid by an investor on the reinvested income and capital gains.


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23 -- AXP SPECIAL TAX-EXEMPT SERIES TRUST -- AXP INSURED TAX-EXEMPT FUND

AVERAGE ANNUAL TOTAL RETURN

The Fund may calculate average annual total return for a class for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                        P(1 + T)(to the power of n) = ERV

where:     P =  a hypothetical initial payment of $1,000
           T =  average annual total return
           n =  number of years
         ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

AFTER TAX RETURNS

The Fund may calculate estimated after tax returns based on the highest historical individual federal marginal income tax rates, the estimates do not reflect the effect of state and local taxes, according to the following formulas:

Average Annual Total Returns (after taxes on distributions)

                       P(1 + T) (to the power of n) = ATVD

where:     P =  a hypothetical initial investment of $1,000
           T = average annual total return (after taxes on distributions) n = number of years
        ATVD = ending after tax value on distributions of a hypothetical $1,000 payment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

Average Annual Total Returns (after taxes on distributions and redemptions)

                      P(1 + T) (to the power of n) = ATVDR

where:     P =  a hypothetical initial investment of $1,000
           T = average annual total return (after taxes on distributions and redemptions)
           n =  number of years
       ATVDR = ending after tax value on distributions of a hypothetical $1,000 payment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions and redemptions.

AGGREGATE TOTAL RETURN

The Fund may calculate aggregate total return for a class for certain periods representing the cumulative change in the value of an investment in the Fund over a specified period of time according to the following formula:

                                     ERV - P
                                   -----------
                                        P

where:     P =  a hypothetical initial payment of $1,000
         ERV =  ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

ANNUALIZED YIELD

The Fund may calculate an annualized yield for a class by dividing the net investment income per share deemed earned during a 30-day period by the public offering price per share (including the maximum sales charge) on the last day of the period and annualizing the results.

Yield is calculated according to the following formula:

                 Yield = 2[(a - b + 1) (to the power of 6) - 1]
                            -----
                             cd

where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
           d = the maximum offering price per share on the last day of the period


The Fund's annualized yield was 2.45% for Class A, 1.70% for Class B, 1.79% for Class C and 2.88% for Class Y for the 30-day period ended June 30, 2003.


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24 -- AXP SPECIAL TAX-EXEMPT SERIES TRUST -- AXP INSURED TAX-EXEMPT FUND

DISTRIBUTION YIELD

Distribution yield is calculated according to the following formula:

                 D divided by POP(to the power of F) equals DY
                --            -----
                30             30

where:     D =  sum of dividends for 30-day period
         POP =  sum of public offering price for 30-day period
           F =  annualizing factor
          DY =  distribution yield


The Fund's distribution yield was 3.18% for Class A, 2.58% for Class B, 2.59% for Class C and 3.55% for Class Y for the 30-day period ended June 30, 2003.


TAX-EQUIVALENT YIELD


Tax-equivalent yield is calculated by dividing that portion of the yield (as calculated above) which is tax-exempt by one minus a stated income tax rate and adding the result to that portion, if any, of the yield that is not tax-exempt. The following table shows the fund's tax equivalent yield, based on federal but not state tax rates, for the 30-day period ended June 30, 2003.

                Marginal
               income tax        Tax-equivalent yield     Annualized
                 bracket             distribution            yield
Class A
                 10.0%                   3.53%               2.72%
                 15.0%                   3.74%               2.88%
                 25.0%                   4.24%               3.27%
                 28.0%                   4.42%               3.40%
                 33.0%                   4.75%               3.66%
                 35.0%                   4.89%               3.77%
Class B
                 10.0%                   2.87%               1.89%
                 15.0%                   3.04%               2.00%
                 25.0%                   3.44%               2.27%
                 28.0%                   3.58%               2.36%
                 33.0%                   3.85%               2.54%
                 35.0%                   3.97%               2.62%
Class C
                 10.0%                   2.88%               1.99%
                 15.0%                   3.05%               2.11%
                 25.0%                   3.45%               2.39%
                 28.0%                   3.60%               2.49%
                 33.0%                   3.87%               2.67%
                 35.0%                   3.98%               2.75%
Class Y
                 10.0%                   3.94%               3.20%
                 15.0%                   4.18%               3.39%
                 25.0%                   4.73%               3.84%
                 28.0%                   4.93%               4.00%
                 33.0%                   5.30%               4.30%
                 35.0%                   5.46%               4.43%

In its sales material and other communications, the Fund may quote, compare or refer to rankings, yields, or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, CDA Technologies, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, iMoneyNet Money Market Fund Report, Institutional Investor, Investor's Business Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Shearson


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


Lehman Aggregate Bond Index, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal, and Wiesenberger Investment Companies Service. The Fund also may compare its performance to a wide variety of indexes or averages. There are similarities and differences between the investments that the Fund may purchase and the investments measured by the indexes or averages and the composition of the indexes or averages will differ from that of the Fund.

Ibbotson Associates provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI) and combinations of various capital markets. The performance of these capital markets is based on the returns of different indexes. The Fund may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios.

The Fund may quote various measures of volatility in advertising. Measures of volatility seek to compare a fund's historical share price fluctuations or returns to those of a benchmark.

The Distributor may provide information designed to help individuals understand their investment goals and explore various financial strategies. Materials may include discussions of asset allocation, retirement investing, brokerage products and services, model portfolios, saving for college or other goals, and charitable giving.

Valuing Fund Shares

As of the end of the most recent fiscal year, the computation looked like this:


               Net assets                  Shares outstanding         Net asset value of one share
Class A       $425,538,566    divided by      75,657,497        equals           $5.62
Class B         69,694,961                    12,389,767                          5.63
Class C          9,448,726                     1,676,709                          5.64
Class Y              1,477                           263                          5.62


In determining net assets before shareholder transactions, the Fund's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

o Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

o Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

o Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

o Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

o Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.


o Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current rate of exchange.

o Occasionally, events affecting the value of securities occur between the time the primary market on which the securities are traded and the close of the Exchange. If events materially affect the value of securities, the securities will be valued at their fair value according to procedures decided upon in good faith by the board. This occurs most commonly with foreign securities, but may occur in other cases. The fair value of a security is different from the quoted or published price.


o Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.


o Securities without a readily available market price and other assets are valued at fair value as determined in good faith by the board. The board is responsible for selecting methods it believes provide fair value. When possible, bonds are valued by a pricing service independent from the Fund. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.


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26 -- AXP SPECIAL TAX-EXEMPT SERIES TRUST -- AXP INSURED TAX-EXEMPT FUND

Proxy Voting

GENERAL GUIDELINES


The Fund upholds a long tradition of sound and principled corporate governance. For approximately 30 years, the Board of Directors, which consists of a majority of independent directors, has voted proxies. General guidelines are:

o Corporate governance matters -- The board supports proxy proposals that require changes or encourage decisions that have been shown to add shareholder value over time and votes against proxy proposals that entrench management.

o Changes in capital structure -- The board votes for amendments to corporate documents that strengthen the financial condition of a business.

o Stock option plans and other management compensation issues -- The board expects thoughtful consideration to be given by a company's management to developing a balanced compensation structure providing competitive current income with long-term employee incentives directly tied to the interest of shareholders and votes against proxy proposals that dilute shareholder value excessively.

o Social and corporate policy issues -- The board believes that proxy proposals should address the business interests of the corporation.

Each proposal is viewed in light of the circumstances of the company submitting the proposal.


POLICY AND PROCEDURES


The policy of the board is to vote all proxies of the companies in which the Fund holds investments, ensuring there are no conflicts between interests of Fund shareholders and those of the Fund's investment manager, AEFC.

The recommendation of the management of a company as set out in the company's proxy statement is considered. In each instance in which the Fund votes against the recommendation, the board sends a letter to senior management of the company explaining the basis for its vote. This has permitted both the company's management and the Fund's board to gain better insight into issues presented by proxy proposals. In the case of foreign corporations, proxies of companies located in some countries may not be voted due to requirements of locking up the voting shares and when time constraints prohibit the processing of proxies.

From time to time a proxy proposal is presented that has not been previously considered by the board or that AEFC recommends be voted different from the votes cast for similar proposals. In making recommendations to the board about voting on a proposal, AEFC relies on its own investment personnel and information obtained from outside resources, including Institutional Shareholder Services (ISS). AEFC makes the recommendation in writing. The process established by the board to vote proxies requires that either board members or officers who are independent from AEFC consider the recommendation and decide how to vote the proxy proposal.


PROXY VOTING RECORD


The proxy voting record will be made available on a quarterly basis after the end of the quarter for all companies whose shareholders meetings were completed during the quarter. The information is on a Web site maintained by ISS and can be accessed through the American Express Company's web page, www.americanexpress.com beginning Jan. 1, 2004. For anyone seeking information on how the Fund voted all proxies during a year, the information can be obtained after Aug. 1, 2004, without cost:

o    On the ISS Web site www.americanexpress.com/funds

o On a Web site maintained by the Securities and Exchange Commission, www.sec.gov


o    By calling the Fund's administrator, Board Services Corporation, collect at
     (612) 330-9283.

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



Investing in the Fund


SALES CHARGE

Investors should understand that the purpose and function of the initial sales charge and distribution fee for Class A shares is the same as the purpose and function of the CDSC and distribution fee for Class B and Class C shares. The sales charges and distribution fees applicable to each class pay for the distribution of shares of the Fund.


Shares of the Fund are sold at the public offering price. The public offering price is the NAV of one share adjusted for the sales charge for Class A. For Class B, Class C and Class Y, there is no initial sales charge so the public offering price is the same as the NAV. Using the sales charge schedule in the table below, for Class A, the public offering price for an investment of less than $50,000, made on the last day of the most recent fiscal year, was determined by dividing the NAV of one share, $5.62, by 0.9525 (1.00 - 0.0475) for a maximum 4.75% sales charge for a public offering price of $5.90. The sales charge is paid to the Distributor by the person buying the shares.


Class A -- Calculation of the Sales Charge

Sales charges are determined as follows:

                                  Sales charge as a percentage of:
Total market value         Public offering price     Net amount invested
Up to $49,999                     4.75%                      4.99%
$50,000-$99,999                   4.25                       4.44
$100,000-$249,999                 3.50                       3.63
$250,000-$499,999                 2.50                       2.56
$500,000-$999,999                 2.00                       2.04
$1,000,000 or more                0.00                       0.00

The initial sales charge is waived for certain qualified plans. Participants in these qualified plans may be subject to a deferred sales charge on certain redemptions. The Fund will waive the deferred sales charge on certain redemptions if the redemption is a result of a participant's death, disability, retirement, attaining age 59 1/2, loans, or hardship withdrawals. The deferred sales charge varies depending on the number of participants in the qualified plan and total plan assets as follows:

Deferred Sales Charge
                                       Number of participants
Total plan assets                 1-99                     100 or more
Less than $1 million              4%                         0%
$1 million or more                0%                         0%

Class A -- Reducing the Sales Charge

The market value of your investments in the Fund determines your sales charge. For example, suppose you have made an investment that now has a value of $20,000 and you later decide to invest $40,000 more. The value of your investments would be $60,000. As a result, your $40,000 investment qualifies for the lower 4.25% sales charge that applies to investments of more than $50,000 and up to $100,000. If you qualify for a reduced sales charge and purchase shares through different channels (for example, in a brokerage account and also directly from the Fund), you must inform the Distributor of your total holdings when placing any purchase orders.

Class A -- Letter of Intent (LOI)

If you intend to invest more than $50,000 over a period of time, you can reduce the sales charge in Class A by filing a LOI and committing to invest a certain amount. The agreement can start at any time and you will have up to 13 months to fulfill your commitment. The LOI start date can be backdated by up to 90 days. Your holdings in American Express mutual funds acquired more than 90 days before receipt of your signed LOI in the home office will not be counted towards the completion of the LOI. Your investments will be charged the sales charge that applies to the amount you have committed to invest. Five percent of the commitment amount will be placed in escrow. If your commitment amount is reached within the 13-month period, the LOI will end and the shares will be released from escrow. Once the LOI has ended, future sales charges will be determined by the total value of the new investment combined with the market value of the existing American Express mutual fund investments. If you do not invest the commitment amount by the end of the 13 months, the remaining unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. The commitment amount does not include purchases in any class of American Express mutual funds other than Class A; purchases in American Express mutual funds held within a wrap product; and

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28 -- AXP SPECIAL TAX-EXEMPT SERIES TRUST -- AXP INSURED TAX-EXEMPT FUND
purchases of AXP Cash Management Fund and AXP Tax-Free Money Fund unless they are subsequently exchanged to Class A shares of an American Express mutual fund within the 13 month period. A LOI is not an option (absolute right) to buy shares. If you purchase shares in an American Express brokerage account or through a third party, you must inform the Distributor about the LOI when placing any purchase orders during the period of the LOI.

Class Y Shares

Class Y shares are offered to certain institutional investors. Class Y shares are sold without a front-end sales charge or a CDSC and are not subject to a distribution fee. The following investors are eligible to purchase Class Y shares:

o    Qualified employee benefit plans* if the plan:

     o uses a daily transfer recordkeeping service offering participants daily access to American Express mutual funds and has

          o    at least $10 million in plan assets or

          o    500 or more participants; or

     o    does not use daily transfer recordkeeping and has

          o    at least $3 million invested in American Express mutual funds or

          o    500 or more participants.

o Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.* These institutions must have at least $10 million in American Express mutual funds.

o Nonqualified deferred compensation plans* whose participants are included in a qualified employee benefit plan described above.

o State sponsored college savings plans established under Section 529 of the Internal Revenue Code.

* Eligibility must be determined in advance. To do so, contact your financial advisor.

SYSTEMATIC INVESTMENT PROGRAMS

After you make your initial investment of $100 or more, you must make additional payments of $100 or more on at least a monthly basis until your balance reaches $2,000. These minimums do not apply to all systematic investment programs. You decide how often to make payments -- monthly, quarterly, or semiannually. You are not obligated to make any payments. You can omit payments or discontinue the investment program altogether. The Fund also can change the program or end it at any time.

AUTOMATIC DIRECTED DIVIDENDS

Dividends, including capital gain distributions, paid by another American Express mutual fund may be used to automatically purchase shares in the same class of this Fund. Dividends may be directed to existing accounts only. Dividends declared by a fund are exchanged to this Fund the following day. Dividends can be exchanged into the same class of another American Express mutual fund but cannot be split to make purchases in two or more funds. Automatic directed dividends are available between accounts of any ownership except:

o Between a non-custodial account and an IRA, or 401(k) plan account or other qualified retirement account of which American Express Trust Company acts as custodian;

o Between two American Express Trust Company custodial accounts with different owners (for example, you may not exchange dividends from your IRA to the IRA of your spouse); and

o Between different kinds of custodial accounts with the same ownership (for example, you may not exchange dividends from your IRA to your 401(k) plan account, although you may exchange dividends from one IRA to another IRA).

Dividends may be directed from accounts established under the Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) only into other UGMA or UTMA accounts with identical ownership.

The Fund's investment goal is described in its prospectus along with other information, including fees and expense ratios. Before exchanging dividends into another fund, you should read that fund's prospectus. You will receive a confirmation that the automatic directed dividend service has been set up for your account.

REJECTION OF BUSINESS

The Fund or AECSC reserves the right to reject any business, in its sole discretion.

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29 -- AXP SPECIAL TAX-EXEMPT SERIES TRUST -- AXP INSURED TAX-EXEMPT FUND

Selling Shares

You have a right to sell your shares at any time. For an explanation of sales procedures, please see the prospectus.

During an emergency, the board can suspend the computation of NAV, stop accepting payments for purchase of shares, or suspend the duty of the Fund to redeem shares for more than seven days. Such emergency situations would occur if:

o The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

o Disposal of the Fund's securities is not reasonably practicable or it is not reasonably practicable for the Fund to determine the fair value of its net assets, or

o The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should the Fund stop selling shares, the board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all shareholders.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the board. In these circumstances, the securities distributed would be valued as set forth in this SAI. Should the Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

Pay-out Plans

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem shares, you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you are redeeming a tax-qualified plan account for which American Express Trust Company acts as custodian, you can elect to receive your dividends and other distributions in cash when permitted by law. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties, and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

Applications for a systematic investment in a class of the Fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.

To start any of these plans, please consult your selling agent or write American Express Client Service Corporation, 70100 AXP Financial Center, Minneapolis, MN 55474, or call (800) 437-3133. Your authorization must be received at least five days before the date you want your payments to begin. The initial payment must be at least $50. Payments will be made on a monthly, bimonthly, quarterly, semiannual, or annual basis. Your choice is effective until you change or cancel it.

The following pay-out plans are designed to take care of the needs of most shareholders in a way AEFC can handle efficiently and at a reasonable cost. If you need a more irregular schedule of payments, it may be necessary for you to make a series of individual redemptions, in which case you will have to send in a separate redemption request for each pay-out. The Fund reserves the right to change or stop any pay-out plan and to stop making such plans available.

Plan #1: Pay-out for a fixed period of time

If you choose this plan, a varying number of shares will be redeemed at regular intervals during the time period you choose. This plan is designed to end in complete redemption of all shares in your account by the end of the fixed period.

Plan #2: Redemption of a fixed number of shares

If you choose this plan, a fixed number of shares will be redeemed for each payment and that amount will be sent to you. The length of time these payments continue is based on the number of shares in your account.

Plan #3: Redemption of a fixed dollar amount

If you decide on a fixed dollar amount, whatever number of shares is necessary to make the payment will be redeemed in regular installments until the account is closed.

Plan #4: Redemption of a percentage of net asset value

Payments are made based on a fixed percentage of the net asset value of the shares in the account computed on the day of each payment. Percentages range from 0.25% to 0.75%. For example, if you are on this plan and arrange to take 0.5% each month, you will get $50 if the value of your account is $10,000 on the payment date.

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30 -- AXP SPECIAL TAX-EXEMPT SERIES TRUST -- AXP INSURED TAX-EXEMPT FUND

Capital Loss Carryover

For federal income tax purposes, the Fund had total capital loss carryovers of $4,141,867 at the end of the most recent fiscal year, that if not offset by subsequent capital gains will expire in 2012.

It is unlikely that the board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired except as required by Internal Revenue Service rules.


Taxes

If you buy shares in the Fund and then exchange into another fund, it is considered a redemption and subsequent purchase of shares. Under the tax laws, if this exchange is done within 91 days, any sales charge waived on Class A shares on a subsequent purchase of shares applies to the new shares acquired in the exchange. Therefore, you cannot create a tax loss or reduce a tax gain attributable to the sales charge when exchanging shares within 91 days.

For example

You purchase 100 shares of one fund having a public offering price of $10.00 per share. With a sales load of 4.75%, you pay $47.50 in sales load. With a NAV of $9.525 per share, the value of your investment is $952.50. Within 91 days of purchasing that fund, you decide to exchange out of that fund, now at a NAV of $11.00 per share, up from the original NAV of $9.525, and purchase into a second fund, at a NAV of $15.00 per share. The value of your investment is now $1,100.00 ($11.00 x 100 shares). You cannot use the $47.50 paid as a sales load when calculating your tax gain or loss in the sale of the first fund shares. So instead of having a $100.00 gain ($1,100.00 - $1,000.00), you have a $147.50 gain ($1,100.00 - $952.50). You can include the $47.50 sales load in the calculation of your tax gain or loss when you sell shares in the second fund.

If you have a nonqualified investment in the Fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the Fund, you can do so without paying a sales charge. However, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged plus the amount of the initial sales charge applied to the amount exchanged exceeds annual contribution limitations. For example: If you were to exchange $2,000 in Class A shares from a nonqualified account to an IRA without considering the 4.75% ($95) initial sales charge applicable to that $2,000, you may be deemed to have exceeded current IRA annual contribution limitations. You should consult your tax advisor for further details about this complex subject.

All distributions of net investment income during the year will have the same percentage designated as tax-exempt. This annual percentage is expected to be substantially the same as the percentage of tax-exempt income actually earned during any particular distribution period.

Capital gain distributions, if any, received by shareholders should be treated as long-term capital gains regardless of how long shareholders owned their shares. Short-term capital gains earned by the Fund are paid to shareholders as part of their ordinary income dividend and are taxable.

Under federal tax law, by the end of a calendar year the Fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The Fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. The Fund intends to comply with federal tax law and avoid any excise tax.

The Internal Revenue Code imposes two asset diversification rules that apply to the Fund as of the close of each quarter. First, as to 50% of its holdings, the Fund may hold no more than 5% of its assets in securities of one issuer and no more than 10% of any one issuer's outstanding voting securities. Second, the Fund cannot have more than 25% of its assets in any one issuer.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to Fund distributions.

--------------------------------------------------------------------------------
31 -- AXP SPECIAL TAX-EXEMPT SERIES TRUST -- AXP INSURED TAX-EXEMPT FUND

Agreements

INVESTMENT MANAGEMENT SERVICES AGREEMENT

AEFC, a wholly-owned subsidiary of American Express Company, is the investment manager for the Fund. Under the Investment Management Services Agreement, AEFC, subject to the policies set by the board, provides investment management services.

For its services, AEFC is paid a fee based on the following schedule. Each class of the Fund pays its proportionate share of the fee.

Assets (billions)                        Annual rate at each asset level
First $1.0                                           0.450%
Next   1.0                                           0.425
Next   1.0                                           0.400
Next   3.0                                           0.375
Over   6.0                                           0.350


On the last day of the most recent fiscal year, the daily rate applied to the Fund's net assets was equal to 0.450% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding business day.

The management fee is paid monthly. Under the agreement, the total amount paid was $2,214,318 for fiscal year 2003, $2,071,069 for fiscal year 2002, and $1,919,763 for fiscal year 2001.

Under the agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; office expenses; postage of confirmations except purchase confirmations; consultants' fees; compensation of board members, officers and employees; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; and expenses properly payable by the Fund, approved by the board. Under the agreement, nonadvisory expenses, net of earnings credits, paid by the Fund were $180,424 for fiscal year 2003, $168,058 for fiscal year 2002, and $123,045 for fiscal year 2001.


Basis for board approving the investment advisory contract

Based on its work throughout the year and detailed analysis by the Contracts Committee of reports provided by AEFC, the independent board members determined to renew the Investment Management Services Agreement and Subadvisory Agreements (where applicable) based on:

o tangible steps AEFC has taken to improve the competitive ranking and consistency of the investment performance of the Fund, including changes in leadership, portfolio managers, compensation structures, and the implementation of management practices,

o continued commitment to expand the range of investment options that it offers investors, through repositioning existing funds and creating new funds,

o consistent effort to provide a management structure that imposes disciplines that ensure adherence to stated management style and expected risk characteristics,

o additional time needed to evaluate the efficacy of the new AEFC management structure that has produced improved performance results in the short term,

o benefit of economy of scale that results from the graduated fee structure and the reasonableness of fees in light of the fees paid by similar funds in the industry,

o competitive total expenses that are either at or only slightly above the median expenses of a group of comparable funds based on a report prepared by Lipper Inc., and

o    reasonable level of AEFC's profitability from its mutual fund operations.

--------------------------------------------------------------------------------
32 -- AXP SPECIAL TAX-EXEMPT SERIES TRUST -- AXP INSURED TAX-EXEMPT FUND

ADMINISTRATIVE SERVICES AGREEMENT

The Fund has an Administrative Services Agreement with AEFC. Under this agreement, the Fund pays AEFC for providing administration and accounting services. The fee is calculated as follows:

Assets (billions)                        Annual rate at each asset level
First $1.0                                           0.040%
Next   1.0                                           0.035
Next   1.0                                           0.030
Next   3.0                                           0.025
Over   6.0                                           0.020


On the last day of the most recent fiscal year, the daily rate applied to the Fund's net assets was equal to 0.040% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding business day. Under the agreement, the Fund paid fees of $204,472 for fiscal year 2003, $189,418 for fiscal year 2002, and $175,849 for fiscal year 2001.


TRANSFER AGENCY AGREEMENT


The Fund has a Transfer Agency Agreement with American Express Client Service Corporation (AECSC). This agreement governs AECSC's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the Fund's shares. Under the agreement, AECSC will earn a fee from the Fund determined by multiplying the number of shareholder accounts at the end of the day by a rate determined for each class per year and dividing by the number of days in the year. The rate for Class A is $20.50 per year, for Class B is $21.50 per year, for Class C is $21.00 per year and for Class Y is $18.50 per year. In addition, there is an annual closed-account fee of $5.00 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system, generally within one year. The fees paid to AECSC may be changed by the board without shareholder approval.


DISTRIBUTION AGREEMENT


American Express Financial Advisors Inc. is the Fund's principal underwriter (the Distributor). The Fund's shares are offered on a continuous basis. Under a Distribution Agreement, sales charges deducted for distributing Fund shares are paid to the Distributor daily. These charges amounted to $739,237 for fiscal year 2003. After paying commissions to personal financial advisors, and other expenses, the amount retained was $(34,724). The amounts were $743,782 and $111,181 for fiscal year 2002, and $573,238 and $86,397 for fiscal year 2001.


Part of the sales charge may be paid to selling dealers who have agreements with the Distributor. The Distributor will retain the balance of the sales charge. At times the entire sales charge may be paid to selling dealers.

SHAREHOLDER SERVICE AGREEMENT

With respect to Class Y shares, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of average daily net assets.

--------------------------------------------------------------------------------
33 -- AXP SPECIAL TAX-EXEMPT SERIES TRUST -- AXP INSURED TAX-EXEMPT FUND

PLAN AND AGREEMENT OF DISTRIBUTION

For Class A, Class B and Class C shares, to help defray the cost of distribution and servicing not covered by the sales charges received under the Distribution Agreement, the Fund and the Distributor entered into a Plan and Agreement of Distribution (Plan) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, of the type known as a reimbursement plan, the Fund pays a fee up to actual expenses incurred at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares. Each class has exclusive voting rights on the Plan as it applies to that class. In addition, because Class B shares convert to Class A shares, Class B shareholders have the right to vote on any material change to expenses charged under the Class A plan.

Expenses covered under this Plan include sales commissions; business, employee and financial advisor expenses charged to distribution of Class A, Class B and Class C shares; and overhead appropriately allocated to the sale of Class A, Class B and Class C shares. These expenses also include costs of providing personal service to shareholders. A substantial portion of the costs are not specifically identified to any one of the American Express mutual funds.


The Plan must be approved annually by the board, including a majority of the disinterested board members, if it is to continue for more than a year. At least quarterly, the board must review written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of board members who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the relevant class of shares or by the Distributor. The Plan (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the board members, including a majority of the board members who are not interested persons of the Fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested board members is the responsibility of the other disinterested board members. No board member who is not an interested person has any direct or indirect financial interest in the operation of the Plan or any related agreement. For the most recent fiscal year, the Fund paid fees of $1,028,711 for Class A shares, $729,872 for Class B shares and $75,975 for Class C shares. The fee is not allocated to any one service (such as advertising, payments to underwriters, or other uses). However, a significant portion of the fee is generally used for sales and promotional expenses.


CUSTODIAN AGREEMENT

The Fund's securities and cash are held by U.S. Bank National  Association,  180
E. Fifth St., St. Paul, MN 55101-1631, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

The custodian may enter into a sub-custodian agreement with the Bank of New York, 90 Washington Street, New York, NY 10286. As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of Bank of New York or in other financial institutions as permitted by law and by the Fund's sub-custodian agreement.

Organizational Information

The Fund is an open-end management investment company. The Fund headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

SHARES

The shares of the Fund represent an interest in that fund's assets only (and profits or losses), and, in the event of liquidation, each share of the Fund would have the same rights to dividends and assets as every other share of that Fund.

VOTING RIGHTS

As a shareholder in the Fund, you have voting rights over the Fund's management and fundamental policies. You are entitled to vote based on your total dollar interest in the Fund. Each class, if applicable, has exclusive voting rights with respect to matters for which separate class voting is appropriate under applicable law. All shares have cumulative voting rights with respect to the election of board members. This means that you have as many votes as the dollar amount you own, including the fractional amount, multiplied by the number of members to be elected.

DIVIDEND RIGHTS

Dividends paid by the Fund, if any, with respect to each class of shares, if applicable, will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.

--------------------------------------------------------------------------------
34 -- AXP SPECIAL TAX-EXEMPT SERIES TRUST -- AXP INSURED TAX-EXEMPT FUND

AMERICAN EXPRESS FINANCIAL CORPORATION

AEFC has been a provider of financial services since 1894. Its family of companies offers not only mutual funds but also insurance, annuities, investment certificates and a broad range of financial management services.


In addition to managing assets of more than $66 billion for the publicly offered American Express Funds, AEFC manages investments for itself and its subsidiaries, American Express Certificate Company and IDS Life Insurance Company. Total assets owned and managed as of the end of the most recent fiscal year were more than $207 billion.

The Distributor serves individuals and businesses through its nationwide network of more than 3,700 registered branch offices and more than 10,200 financial advisors.


FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS

                                                                  Date of            Form of       State of      Fiscal
Fund                                                           organization       organization   organization   year end Diversified
AXP(R) California Tax-Exempt Trust                                   4/7/86     Business Trust(2)      MA        6/30
     AXP(R) California Tax-Exempt Fund                                                                                        No

AXP(R) Dimensions Series, Inc.(4)                          2/20/68, 6/13/86(1)     Corporation      NV/MN        7/31
     AXP(R) Growth Dimensions Fund                                                                                           Yes
     AXP(R) New Dimensions Fund                                                                                              Yes

AXP(R) Discovery Series, Inc.(4)                           4/29/81, 6/13/86(1)     Corporation      NV/MN        7/31
     AXP(R) Discovery Fund                                                                                                   Yes

AXP(R) Equity Series, Inc.(4)                              3/18/57, 6/13/86(1)     Corporation      NV/MN       11/30
     AXP(R) Equity Select Fund                                                                                               Yes

AXP(R) Fixed Income Series, Inc.(4)                        6/27/74, 6/31/86(1)     Corporation      NV/MN        8/31
     AXP(R) Diversified Bond Fund(5)                                                                                         Yes

AXP(R) Global Series, Inc.                                            10/28/88     Corporation         MN       10/31
     AXP(R) Emerging Markets Fund                                                                                            Yes
     AXP(R) Global Balanced Fund                                                                                             Yes
     AXP(R) Global Bond Fund                                                                                                  No
     AXP(R) Global Growth Fund                                                                                               Yes
     AXP(R) Global Technology Fund(3)                                                                                         No


AXP(R) Government Income Series, Inc.(4)                               3/12/85     Corporation         MN        5/31
     AXP(R) Short Duration U.S. Government Fund(5)                                                                           Yes
     AXP(R) U.S. Government Mortgage Fund                                                                                    Yes


AXP(R) Growth Series, Inc.                                 5/21/70, 6/13/86(1)     Corporation      NV/MN        7/31
     AXP(R) Growth Fund                                                                                                      Yes
     AXP(R) Large Cap Equity Fund                                                                                            Yes
     AXP(R) Large Cap Value Fund                                                                                             Yes
     AXP(R) Quantitative Large Cap Equity Fund                                                                               Yes
     AXP(R) Research Opportunities Fund                                                                                      Yes

AXP(R) High Yield Income Series, Inc.(4)                               8/17/83     Corporation         MN        5/31
     AXP(R) High Yield Bond Fund(5)                                                                                          Yes

AXP(R) High Yield Tax-Exempt Series, Inc.(4)              12/21/78, 6/13/86(1)     Corporation      NV/MN       11/30
     AXP(R) High Yield Tax-Exempt Fund                                                                                       Yes

AXP(R) Income Series, Inc.(4)                              2/10/45, 6/13/86(1)     Corporation      NV/MN        5/31
     AXP(R) Selective Fund                                                                                                   Yes

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35 -- AXP SPECIAL TAX-EXEMPT SERIES TRUST -- AXP INSURED TAX-EXEMPT FUND

FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS (continued)

                                                                Date of            Form of       State of      Fiscal
Fund                                                         organization       organization   organization   year end   Diversified
AXP(R) International Series, Inc.(4)                                   7/18/84     Corporation         MN       10/31
     AXP(R) European Equity Fund                                                                                              No
     AXP(R) International Fund                                                                                               Yes

AXP(R) Investment Series, Inc.                             1/18/40, 6/13/86(1)     Corporation      NV/MN        9/30
     AXP(R) Diversified Equity Income Fund                                                                                   Yes
     AXP(R) Mid Cap Value Fund                                                                                               Yes
     AXP(R) Mutual                                                                                                           Yes

AXP(R) Managed Series, Inc.                                            10/9/84     Corporation         MN        9/30
     AXP(R) Managed Allocation Fund                                                                                          Yes

AXP(R) Market Advantage Series, Inc.                                8/25/89        Corporation         MN        1/31
     AXP(R) Blue Chip Advantage Fund                                                                                         Yes
     AXP(R) Mid Cap Index Fund                                                                                                No
     AXP(R) S&P 500 Index Fund                                                                                                No
     AXP(R) Small Company Index Fund                                                                                         Yes

AXP(R) Money Market Series, Inc.                           8/22/75, 6/13/86(1)     Corporation      NV/MN        7/31
     AXP(R) Cash Management Fund                                                                                             Yes

AXP(R) Partners Series, Inc.                                        3/20/01        Corporation         MN        5/31
     AXP(R) Partners Aggressive Growth Fund                                                                                  Yes
     AXP(R) Partners Fundamental Value Fund                                                                                  Yes
     AXP(R) Partners Growth Fund                                                                                             Yes
     AXP(R) Partners Select Value Fund                                                                                       Yes
     AXP(R) Partners Small Cap Core Fund                                                                                     Yes
     AXP(R) Partners Small Cap Value Fund                                                                                     No
     AXP(R) Partners Value Fund                                                                                              Yes

AXP(R) Partners International Series, Inc.                           5/9/01        Corporation         MN       10/31
     AXP(R) Partners International Aggressive Growth Fund                                                                    Yes
     AXP(R) Partners International Core Fund                                                                                 Yes
     AXP(R) Partners International Select Value Fund                                                                         Yes
     AXP(R) Partners International Small Cap Fund                                                                            Yes

AXP(R) Progressive Series, Inc.(4)                         4/23/68, 6/13/86(1)     Corporation      NV/MN        9/30
     AXP(R) Progressive Fund                                                                                                 Yes

AXP(R) Sector Series, Inc.(3),(4)                                   3/25/88        Corporation         MN        6/30
     AXP(R) Utilities Fund                                                                                                   Yes

AXP(R) Selected Series, Inc.(4)                                     10/5/84        Corporation         MN        3/31
     AXP(R) Precious Metals Fund                                                                                              No

AXP(R) Special Tax-Exempt Series Trust                               4/7/86      Business Trust(2)     MA        6/30
     AXP(R) Insured Tax-Exempt Fund                                                                                          Yes
     AXP(R) Massachusetts Tax-Exempt Fund                                                                                     No
     AXP(R) Michigan Tax-Exempt Fund                                                                                          No
     AXP(R) Minnesota Tax-Exempt Fund                                                                                         No
     AXP(R) New York Tax-Exempt Fund                                                                                          No
     AXP(R) Ohio Tax-Exempt Fund                                                                                              No

AXP(R) Stock Series, Inc.(4)                               2/10/45, 6/13/86(1)     Corporation      NV/MN        9/30
     AXP(R) Stock Fund                                                                                                       Yes

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36 -- AXP SPECIAL TAX-EXEMPT SERIES TRUST -- AXP INSURED TAX-EXEMPT FUND

FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS (continued)

                                                                Date of            Form of       State of      Fiscal
Fund                                                         organization       organization   organization   year end   Diversified
AXP(R) Strategy Series, Inc.                                        1/24/84        Corporation         MN        3/31
     AXP(R) Equity Value Fund                                                                                                Yes
     AXP(R) Focused Growth Fund(3)                                                                                            No
     AXP(R) Partners Small Cap Growth Fund(3)                                                                                Yes
     AXP(R) Small Cap Advantage Fund                                                                                         Yes
     AXP(R) Strategy Aggressive Fund                                                                                         Yes

AXP(R) Tax-Exempt Series, Inc.                             9/30/76, 6/13/86(1)     Corporation      NV/MN       11/30
     AXP(R) Intermediate Tax-Exempt Fund                                                                                     Yes
     AXP(R) Tax-Exempt Bond Fund                                                                                             Yes

AXP(R) Tax-Free Money Series, Inc.(4)                      2/29/80, 6/13/86(1)     Corporation      NV/MN       12/31
     AXP(R) Tax-Free Money Fund                                                                                              Yes

(1) Date merged into a Minnesota corporation incorporated on April 7, 1986.

(2) Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the trust itself is unable to meet its obligations.

(3) Effective Feb. 7, 2002, AXP(R) Focus 20 Fund changed its name to AXP(R) Focused Growth Fund, AXP(R) Innovations Fund changed its name to AXP(R) Global Technology Fund, AXP(R) Small Cap Growth Fund changed its name to AXP(R) Partners Small Cap Growth Fund and AXP(R) Utilities Income Fund, Inc. created a series, AXP(R) Utilities Fund.

(4) Effective Nov. 13, 2002, AXP(R) Bond Fund, Inc. changed its name to AXP(R) Fixed Income Series, Inc. and created a series, AXP(R) Bond Fund, AXP(R) Discovery Fund, Inc. changed its name to AXP(R) Discovery Series, Inc. and created a series, AXP(R) Discovery Fund, AXP(R) Equity Select Fund, Inc. changed its name to AXP(R) Equity Series, Inc. and created a series, AXP(R) Equity Select Fund, AXP(R) Extra Income Fund, Inc. changed its name to AXP(R) High Yield Income Series, Inc. and created a series, AXP(R) Extra Income Fund, AXP(R) Federal Income Fund, Inc. changed its name to AXP(R) Government Income Series, Inc., AXP(R) High Yield Tax-Exempt Fund, Inc. changed its name to AXP(R) High Yield Tax-Exempt Series, Inc. and created a series, AXP(R) High Yield Tax-Exempt Fund, AXP(R) International Fund, Inc. changed its name to AXP(R) International Series, Inc., AXP(R) New Dimensions Fund, Inc. changed its name to AXP(R) Dimensions Series, Inc., AXP(R) Precious Metals Fund, Inc. changed its name to AXP(R) Selected Series, Inc. and created a series, AXP(R) Precious Metals Fund, AXP(R) Progressive Fund, Inc. changed its name to AXP(R) Progressive Series, Inc. and created a series, AXP(R) Progressive Fund, AXP(R) Selective Fund, Inc. changed its name to AXP(R) Income Series, Inc. and created a series, AXP(R) Selective Fund, AXP(R) Stock Fund, Inc. changed its name to AXP(R) Stock Series, Inc. and created a series, AXP(R) Stock Fund, AXP(R) Tax-Free Money Fund, Inc. changed its name to AXP(R) Tax-Free Money Series, Inc. and created a series, AXP(R) Tax-Free Money Fund, and AXP(R) Utilities Income Fund, Inc. changed its name to AXP(R) Sector Series, Inc.


(5) Effective June 27, 2003, AXP(R) Bond Fund changed its name to AXP(R) Diversified Bond Fund, AXP(R) Federal Income Fund changed its name to AXP(R) Short Duration U.S. Government Fund and AXP(R) Extra Income Fund changed its name to AXP(R) High Yield Bond Fund.


--------------------------------------------------------------------------------
37 -- AXP SPECIAL TAX-EXEMPT SERIES TRUST -- AXP INSURED TAX-EXEMPT FUND

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 83 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members


Name,                              Position held with     Principal occupation     Other directorships  Committee memberships
address,                           Fund and length of     during past five years
age                                service
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Arne H. Carlson                    Board member since     Chair, Board Services                         Joint Audit,
901 S. Marquette Ave.              1999                   Corporation (provides                         Contracts,
Minneapolis, MN 55402                                     administrative                                Executive,
Age 68                                                    services to boards).                          Investment Review,
                                                          Former Governor of                            Board Effectiveness
                                                          Minnesota
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Philip J. Carroll, Jr.             Board member since     Retired Chairman and     Scottish Power
901 S. Marquette Ave.              2002                   CEO, Fluor Corporation   PLC, Vulcan
Minneapolis, MN 55402                                     (engineering and         Materials Company,
Age 65                                                    construction) since      Inc. (construction
                                                          1998                     materials/chemicals)
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Livio D. DeSimone                  Board member since     Retired Chair of the     Cargill,             Joint Audit,
30 Seventh Street East             2001                   Board and Chief          Incorporated         Contracts, Executive
Suite 3050                                                Executive Officer,       (commodity
St. Paul, MN 55101-4901                                   Minnesota Mining and     merchants and
Age 69                                                    Manufacturing (3M)       processors),
                                                                                   General Mills,
                                                                                   Inc. (consumer
                                                                                   foods), Vulcan
                                                                                   Materials Company
                                                                                   (construction
                                                                                   materials/chemicals),
                                                                                   Milliken & Company
                                                                                   (textiles and
                                                                                   chemicals), and
                                                                                   Nexia
                                                                                   Biotechnologies,
                                                                                   Inc.
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Heinz F. Hutter*                   Board member since     Retired President and                         Board Effectiveness,
901 S. Marquette Ave.              1994                   Chief Operating                               Executive,
Minneapolis, MN 55402                                     Officer, Cargill,                             Investment Review
Age 74                                                    Incorporated
                                                          (commodity merchants
                                                          and processors)
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Anne P. Jones                      Board member since     Attorney and Consultant                       Joint Audit, Board
901 S. Marquette Ave.              1985                                                                 Effectiveness,
Minneapolis, MN 55402                                                                                   Executive
Age 68
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Stephen R. Lewis, Jr.**            Board member since     Retired President and    Valmont              Contracts,
901 S. Marquette Ave.              2002                   Professor of             Industries, Inc.     Investment Review,
Minneapolis, MN 55402                                     Economics, Carleton      (manufactures        Executive
Age 64                                                    College                  irrigation systems)
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Alan G. Quasha                     Board member since     President, Quadrant      Compagnie            Joint Audit, Board
901 S. Marquette Ave.              2002                   Management, Inc.         Financiere           Effectiveness
Minneapolis, MN 55402                                     (management of private   Richemont AG
Age 53                                                    equities)                (luxury goods),
                                                                                   Harken Energy
                                                                                   Corporation (oil
                                                                                   and gas
                                                                                   exploration) and
                                                                                   SIRIT Inc. (radio
                                                                                   frequency
                                                                                   identification
                                                                                   technology)
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Alan K. Simpson                    Board member since     Former three-term        Biogen, Inc.         Investment Review,
1201 Sunshine Ave.                 1997                   United States Senator    (biopharmaceuticals) Board Effectiveness
Cody, WY 82414                                            for Wyoming
Age 71
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Alison Taunton-Rigby               Board member since     President, Forester                           Investment Review,
901 S. Marquette Ave.              2002                   Biotech since 2000.                           Contracts
Minneapolis, MN 55402                                     Former President and
Age 59                                                    CEO, Aquila
                                                          Biopharmaceuticals,
                                                          Inc.
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------


  * Interested person of AXP Partners International Aggressive Growth Fund and AXP Partners Aggressive Growth Fund by reason of being a security holder of J P Morgan Chase & Co., which has a 45% interest in American Century Companies, Inc., the parent company of the subadviser of two of the AXP Partners Funds, American Century Investment Management, Inc.

 ** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Liberty Wanger Asset Management, L.P., one of the fund's subadvisers.

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

Board Members Affiliated with AEFC***


Name,                              Position held with     Principal occupation     Other directorships  Committee memberships
address,                           Fund and length of     during past five years
age                                service
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Barbara H. Fraser                  Board member since     Executive Vice
1546 AXP Financial Center          2002                   President - AEFA
Minneapolis, MN 55474                                     Products and Corporate
Age 53                                                    Marketing of AEFC
                                                          since 2002. President
                                                          - Travelers Check
                                                          Group, American
                                                          Express Company,
                                                          2001-2002. Management
                                                          Consultant, Reuters,
                                                          2000-2001. Managing
                                                          Director -
                                                          International
                                                          Investments, Citibank
                                                          Global, 1999-2000.
                                                          Chairman and CEO,
                                                          Citicorp Investment
                                                          Services and Citigroup
                                                          Insurance Group, U.S.,
                                                          1998-1999
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Stephen W. Roszell                 Board member since     Senior Vice President
50238 AXP Financial Center         2002, Vice President   - Institutional Group
Minneapolis, MN 55474              since 2002             of AEFC
Age 54
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
William F. Truscott                Board member since     Senior Vice President
53600 AXP Financial Center         2001, Vice President   - Chief Investment
Minneapolis, MN 55474              since 2002             Officer of AEFC since
Age 42                                                    2001. Former Chief
                                                          Investment Officer and
                                                          Managing Director,
                                                          Zurich Scudder
                                                          Investments
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------


*** Interested person by reason of being an officer, director and/or employee of AEFC.

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name,                              Position held with     Principal occupation     Other directorships  Committee memberships
address,                           Fund and length of     during past five years
age                                service
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Jeffrey P. Fox                     Treasurer since 2002   Vice President -
50005 AXP Financial Center                                Investment Accounting,
Minneapolis, MN 55474                                     AEFC, since 2002; Vice
Age 48                                                    President - Finance,
                                                          American Express
                                                          Company, 2000-2002;
                                                          Vice President -
                                                          Corporate Controller,
                                                          AEFC, 1996-2000
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Paula R. Meyer                     President since 2002   Senior Vice President
596 AXP Financial Center                                  and General Manager -
Minneapolis, MN 55474                                     Mutual Funds, AEFC,
Age 49                                                    since 2002; Vice
                                                          President and Managing
                                                          Director - American
                                                          Express Funds, AEFC,
                                                          2000-2002; Vice
                                                          President, AEFC,
                                                          1998-2000
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Leslie L. Ogg                      Vice President,        President of Board
901 S. Marquette Ave.              General Counsel, and   Services Corporation
Minneapolis, MN 55402              Secretary since 1978
Age 64
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------

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

Responsibilities of board with respect to Fund's management

The board initially approves an Investment Management Services Agreement and other contracts with American Express Financial Corporation (AEFC), one of AEFC's subsidiaries, and other service providers. Once the contracts are approved, the board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. In addition, the board oversees that processes are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest. Annually, the board evaluates the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and AEFC's profitability in order to determine whether to continue existing contracts or negotiate new contracts.

Several committees facilitate its work


Executive Committee -- Acts for the board between meetings of the board. The committee held three meetings during the last fiscal year.

Joint Audit Committee -- Meets with the independent public accountant, internal auditors and corporate officers to review financial statements, reports, and compliance matters. Reports significant issues to the board and makes recommendations to the independent directors regarding the selection of the independent public accountant. The committee held four meetings during the last fiscal year.

Investment Review Committee -- Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the board. The committee held four meetings during the last fiscal year.

Board Effectiveness Committee -- Recommends to the board the size, structure and composition for the board; the compensation to be paid to members of the board; and a process for evaluating the board's performance. The committee also reviews candidates for board membership including candidates recommended by shareholders. To be considered, recommendations must include a curriculum vita and be mailed to the Chairman of the Board, American Express Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. The committee held four meetings during the last fiscal year.

Contracts Committee -- Receives and analyzes reports covering the level and quality of services provided under contracts with the Fund and advises the board regarding actions taken on these contracts during the annual review process. The committee held four meetings during the last fiscal year.


BOARD MEMBERS' HOLDINGS

The following table shows the Fund Board Members' ownership of American Express Funds.

Dollar range of equity securities beneficially owned on Dec. 31, 2002

Based on net asset values as of Dec. 31, 2002

                                                   Aggregate dollar range of
                        Dollar range of             equity securities of all
                       equity securities             American Express Funds
                          in the Fund               overseen by Board Member
                             Range                            Range
Arne H. Carlson              none                         over $100,000
Philip J. Carroll, Jr.       none                             none
Livio D. DeSimone            none                         over $100,000
Heinz F. Hutter              none                         over $100,000
Anne P. Jones                none                         over $100,000
Stephen R. Lewis, Jr.        none                          $1-$10,000
Alan G. Quasha               none                             none
Alan K. Simpson              none                       $50,001-$100,000
Alison Taunton-Rigby         none                             none

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


COMPENSATION FOR BOARD MEMBERS


During the most recent fiscal year, the independent members of the Fund board, for attending up to 29 meetings, received the following compensation:

Compensation Table
                                                  Total cash compensation from
                           Aggregate                 American Express Funds
Board member*     compensation from the Fund    and Preferred Master Trust Group
Philip J. Carroll, Jr.        $  375                           $ 44,183
Livio D. DeSimone              1,175                            132,525
Heinz F. Hutter                1,332                            146,275
Anne P. Jones                  1,382                            150,625
Stephen R. Lewis, Jr.          1,125                            128,325
Alan G. Quasha                 1,025                            119,525
Alan K. Simpson                1,075                            123,675
Alison Taunton-Rigby             800                             88,658


* Arne H. Carlson, Chair of the Board, is compensated by Board Services Corporation.

As of 30 days prior to the date of this SAI, the Fund's board members and officers as a group owned less than 1% of the outstanding shares of any class.


Independent Auditors


The financial statements contained in the Annual Report were audited by independent auditors, KPMG LLP, 4200 Wells Fargo Center, 90 S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Fund.

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

Appendix A

DESCRIPTION OF RATINGS

Standard & Poor's Debt Ratings

A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

o Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

o    Nature of and provisions of the obligation.

o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade

Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

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


Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody's Long-Term Debt Ratings

Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa -- Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds that are rated Ba are judged to have speculative elements -- their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch's Long-Term Ratings

Fitch's bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

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


Investment Grade

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Speculative Grade

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

SHORT-TERM RATINGS

Standard & Poor's Commercial Paper Ratings

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

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


Standard & Poor's Note Ratings

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3   Speculative capacity to pay principal and interest.

Moody's Short-Term Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

       Issuers rated Prime-l (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-l repayment ability will often be evidenced by many of the following characteristics: (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

       Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

       Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

       Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody's & S&P's

Short-Term Muni Bonds and Notes

Short-term municipal bonds and notes are rated by Moody's and by S&P. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody's MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody's MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody's MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody's MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Standard & Poor's rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor's rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor's rating SP-3 indicates speculative capacity to pay principal and interest.

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


Fitch's Short-Term Ratings

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

Fitch short-term ratings are as follows:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.

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


Appendix B

INSURED FUND

Insurance

The Fund's entire portfolio of municipal obligations will at all times be fully insured as to the scheduled payment of all installments of principal and interest thereon, except as noted below. This insurance feature minimizes the risks to the Fund and its shareholders associated with any defaults in the municipal obligations owned by the Fund.


Each insured municipal obligation in the Fund's portfolio will be covered by either a mutual fund Portfolio Insurance Policy issued by Financial Guaranty Insurance Company (Financial Guaranty), MBIA Insurance Corporation (MBIA) or a comparable insurer or a New Issue Insurance Policy obtained by the issuer of the obligation at the time of its original issuance. If a municipal obligation is already covered by a New Issue Insurance Policy then the obligation is not required to be additionally insured under a Portfolio Insurance Policy. A New Issue Insurance Policy may have been written by Financial Guaranty or other insurers. Premiums are paid from the Fund's assets, and will reduce the current yield on its portfolio by the amount thereof. Currently, there are no issuers insured under a Portfolio Insurance Policy.


Both types of policies discussed above insure the scheduled payment of all principal and interest on the municipal obligations as they fall due. The insurance does not guarantee the market value of the municipal obligations nor the value of the shares of the Fund and, except as described above, has no effect on the net asset value or redemption price of the shares of the Fund. The insurance of principal refers to the face or par value of the municipal obligation, and is not affected by the price paid by the Fund or by the market value.

The Fund may purchase municipal obligations on which the payment of interest and principal is guaranteed by an agency or instrumentality of the U.S. government or which are rated Aaa, MIG-1 or Prime-1 by Moody's or AAA, A-1 or SP-1 by S&P, in either case without being required to insure the municipal obligations under the Portfolio Insurance Policy.

New Issue Insurance. The New Issue Insurance Policies, if any, have been obtained by the respective issuers or underwriters of the municipal obligations and all premiums respecting the securities have been paid in advance by the issuers or underwriters. The policies are noncancelable and will continue in force so long as the municipal obligations are outstanding and the respective insurers remain in business. Since New Issue Insurance remains in effect as long as the insured municipal obligations are outstanding, the insurance may have an effect on the resale value of municipal obligations so insured in the Fund's portfolio.

Therefore, New Issue Insurance may be considered to represent an element of market value in regard to municipal obligations thus insured, but the exact effect, if any, of this insurance on market value cannot be estimated. The Fund will acquire municipal obligations subject to New Issue Insurance Policies only where the insurer is rated Aaa by Moody's or AAA by S&P.


Portfolio Insurance. The Portfolio Insurance Policy to be obtained by the Fund from Financial Guaranty will be effective only so long as the Fund is in existence, the insurer is still in business, and the municipal obligations described in the Portfolio Insurance Policy continue to be held by the Fund. In the event of a sale of any municipal obligation by the Fund or payment prior to maturity, the Portfolio Insurance Policy terminates as to that municipal obligation. Currently, there are no issuers insured under a Portfolio Insurance Policy.

In determining whether to insure any municipal obligation, the insurer applies its own standards, which are not necessarily the same as the criteria used in regard to the selection of municipal obligations by the Fund's investment adviser. The insurer's decision is made prior to the Fund's purchase of the municipal obligations. Contracts to purchase municipal obligations are not covered by the Portfolio Insurance Policy although municipal obligations underlying the contracts are covered by this insurance upon their physical delivery to the Fund or its Custodian.

Secondary Market Insurance. The Fund may at any time purchase from MBIA, Financial Guaranty or a comparable insurer a secondary market insurance policy (Secondary Market Policy) on any municipal obligation currently covered by the Portfolio Insurance Policy. The coverage and obligation to pay monthly premiums under the Portfolio Insurance Policy would cease with the purchase by the Fund of a Secondary Market Policy.


By purchasing a Secondary Market Policy, the Fund would, upon payment of a single premium, obtain insurance against nonpayment of scheduled principal and interest for the remaining term of the municipal obligation, regardless of whether the Fund then owned the obligation. This insurance coverage would be noncancelable and would continue in force so long as the municipal obligations so insured are outstanding. The purpose of acquiring such a Policy would be to enable the Fund to sell a municipal obligation to a third party as a Aaa/AAA rated insured obligation at a market price higher than what otherwise might be obtainable if the obligation were sold without the insurance coverage. This rating is not automatic, however, and must specifically be requested

--------------------------------------------------------------------------------
47 -- AXP SPECIAL TAX-EXEMPT SERIES TRUST -- AXP INSURED TAX-EXEMPT FUND for each obligation. Any difference between the excess of an obligation's market value as a Aaa/AAA rated security over its market value without this rating and the single premium payment would inure to the Fund in determining the net capital gain or loss realized by the Fund upon the sale of the obligation.

Since the Fund has the right to purchase a Secondary Market Policy for an eligible municipal obligation even if the obligation is currently in default as to any payments by the issuer, the Fund would have the opportunity to sell the obligation rather than be obligated to hold it in its portfolio in order to continue the Portfolio Insurance Policy in force.

Because coverage under the Portfolio Insurance Policy terminates upon sale of a municipal obligation insured thereunder, the insurance does not have an effect on the resale value of the obligation. Therefore, it is the intention of the Fund to retain any insured municipal obligations which are in default or in significant risk of default, and to place a value on the insurance which will be equal to the difference between the market value of similar obligations which are not in default. Because of this policy, the Fund's investment manager may be unable to manage the Fund's portfolio to the extent that it holds defaulted municipal obligations, which may limit its ability in certain circumstances to purchase other municipal obligations. While a defaulted municipal obligation is held in the Fund's portfolio, the Fund continues to pay the insurance premium but also collects interest payments from the insurer and retains the right to collect the full amount of principal from the insurer when the municipal obligation comes due. This would not be applicable if the Fund elected to purchase a Secondary Market Policy discussed above with respect to a municipal obligation.


The following information regarding these insurers has been derived from information furnished by the insurers. The Fund has not independently verified any of the information, but the Fund is not aware of facts which would render such information inaccurate.

Financial Guaranty is a New York stock insurance company regulated by the New York State Department of Insurance and authorized to provide insurance in 50 states and the District of Columbia. Financial Guaranty is a subsidiary of FGIC Corporation, a Delaware holding company, which is a subsidiary of General Electric Capital Corporation. Financial Guaranty, in addition to providing insurance for the payment of interest on and principal of Municipal Bonds held in unit investment trust and mutual fund portfolios, provides New Issue Insurance and insurance for secondary market issues of Municipal Bonds and for portions of new and secondary market issues of Municipal Bonds. The claims-paying ability of Financial Guaranty is rated "AAA" by Standard & Poor's Ratings Services ("S&P) and Fitch Ratings. ("Fitch") and "Aaa" by Moody's Investor Service, Inc. ("Moody's") (collectively, the "Rating Agencies").

MBIA, formerly known as Municipal Bond Investors Assurance Corporation, is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company. MBIA is domiciled in the State of New York and licensed to do business in all 50 states and the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of Northern Mariana Islands, the Virgin Islands of the United States and the Territory of Guam. The claims-paying ability of MBIA is rated "AAA" by S&P and Fitch and "Aaa" by Moody's.


Government Securities

The Fund may invest in securities guaranteed by an agency or instrumentality of the United States government. These agencies include Federal National Mortgage Association and Federal Housing Administration (FHA). In the case of a default on a FHA security, the outstanding balance is subject to an assignment fee and interest payments may be delayed. This will reduce the return to the Fund.




                                                              S-6327-20 Y (8/03)

Investments in Securities

AXP California Tax-Exempt Fund

June 30, 2003
(Percentages represent value of investments compared to net assets)

Municipal bonds (93.1%)
Name of                       Coupon               Principal            Value(a)
issuer and                      rate                  amount
title of
issue(d,e)

ABAG Finance Authority
     for Nonprofit Corporations
     Certificates of Participation
     International School Series 1996
         05-01-26               7.38%             $2,200,000          $2,297,614
ABAG Finance Authority
     for Nonprofit Corporations
     Revenue Bonds San Diego
     Hospital Association
     Series 2001A
         08-15-20               6.13               1,000,000           1,061,020
Alameda Unified School District Unlimited
     General Obligation Refunding Bonds
     Alameda County Series 2002
     (FSA Insured)
         07-01-14               5.50               2,000,000           2,361,960
Alhambra City Elementary School District
     Capital Appreciation Unlimited
     General Obligation Bonds Zero Coupon
     Series 1999A (FSA Insured)
         09-01-22               5.95               1,055,000(f)          408,011
Anaheim Public Financing Authority
     Lease Capital Appreciation Improvement
     Revenue Bonds Zero Coupon
     Series 1997C (FSA Insured)
         09-01-25               5.61               2,170,000(f)          704,708
Anaheim Union High School District
     Unlimited General Obligation Bonds
     Series 2002A (FSA Insured)
         08-01-16               5.38               1,550,000           1,755,608
Beaumont Financing Authority
     Local Agency Revenue Bonds
     Series 2000A
         09-01-32               7.38               1,955,000           2,093,746
Brea Redevelopment Agency
     Tax Allocation Refunding Bonds
     Redevelopment Project AB
     Series 1993 (MBIA Insured)
         08-01-17               5.50               1,800,000           1,841,652
Calleguas-Las Virgines Public Financing Authority
     Revenue Bonds Series 2003A
     (MBIA Insured)
         07-01-33               5.00               2,000,000           2,090,400
Cerritos Public Financing Authority
     Refunding Tax Allocation Bonds
     Series 2002A (AMBAC Insured)
         11-01-24               5.00               2,000,000           2,124,080
Commonwealth of Puerto Rico
     Public Improvement Unlimited
     General Obligation Refunding Bonds
     Series 2001A (XLCA Insured)
         07-01-17               5.50               1,000,000(c)        1,183,150
Community Development Authority
     Health Facilities Unihealth America
     Certificate of Participation Series 1993
     Inverse Floater (AMBAC Insured)
         10-01-11              10.16               5,000,000(g)        6,698,299
Contra Costa County
     Residential Rent Facility
     Multi-family Housing Revenue Bonds
     Cypress Meadows Series 1998E A.M.T.
         09-01-28               7.00               2,000,000(b)        1,723,780
Contra Costa Water District
     Refunding Revenue Bonds
     Series 2002L (FSA insured)
         10-01-08               4.00               3,155,000           3,421,692
Desert Sands Unified School District Refunding
     Certificates of Participation
     Series 2003 (MBIA Insured)
         03-01-17               5.25               1,135,000(i)        1,257,807

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
24 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP California Tax-Exempt Fund

Name of                       Coupon               Principal            Value(a)
issuer and                      rate                  amount
title of
issue(d,e)

Encinitas Union School District
     Unlimited General Obligation Bonds
     Zero Coupon Series 1996 (MBIA Insured)
         08-01-15               5.85%             $2,500,000(f)       $1,499,025
Folsom Special Tax Bonds
     Community Facilities District #14
     Series 2002
         09-01-22               6.13               1,000,000           1,020,820
Folsom Special Tax Refunding Bonds
     Community Facilities District #10
     Series 1999
         09-01-24               7.00               3,000,000           3,198,990
Fontana Unified School District
 Convertible Capital Appreciation
     Unlimited General Obligation Bonds
     Series1997D (FGIC Insured)
         05-01-22               5.75               2,000,000           2,257,740
Fontana Unified School District
     Unlimited General Obligation Bonds
     Series 1995C (FGIC Insured)
         05-01-20               6.15               3,470,000           4,039,809
Foothill/Eastern Transportation
     Corridor Agency Toll Road
     Senior Lien Revenue Bonds
     Series 1995A
         01-01-34               6.00               1,775,000           2,030,281
Fremont Unified School District
     Unlimited General Obligation Bonds
     Alameda County Series 2002A (FGIC Insured)
         08-01-19               5.38               2,250,000           2,518,290
Garden Grove Agency for
     Community Development
     Tax Allocation Refunding Bonds
     Garden Grove Community
     Series 1993
         10-01-23               5.88               2,750,000           2,819,740
Garden Grove Certificate of Participation
     Bahia Village/Emerald Isle
     Series 1993 (FSA Insured)
         08-01-23               5.70               2,660,000           2,722,191
Indian Wells Redevelopment Agency
     Tax Allocation Bonds
     Consolidated Whitewater
     Series 2003A (AMBAC Insured)
         09-01-20               5.00               2,805,000           2,994,983
Infrastructure & Economic Development
     Bank Revenue Bonds
     American Center for Wine, Foods & Arts
     Series 1999 (ACA Insured)
         12-01-19               5.70               2,500,000           2,735,125
Inglewood Redevelopment Agency
     Revenue Bonds Series 1998A
     (AMBAC Insured)
         05-01-23               5.25               1,100,000           1,233,892
Intercommunity Hospital Financing Authority
     Certificate of Participation Series 1998
     (ACA Insured)
         11-01-19               5.25               1,250,000           1,311,900
La Palma Community Development
     Commission Refunding Tax Allocation
     Bonds Series 2001 (ACA Insured)
         06-01-21               5.50               1,830,000           1,993,273
Lake Elsinore Public Financing Authority
     Local Agency Revenue Bonds
     Series 1997F
         09-01-20               7.10               2,910,000           3,103,690
Lancaster Redevelopment Agency Tax Allocation
     Refunding Bonds Series 2003
     (MBIA Insured)
         08-01-17               5.13               1,840,000           2,073,643
Las Virgenes Unified School District
     Los Angeles County Capital Appreciation
     General Obligation Bonds Zero Coupon
     Series 1999 (FSA Insured)
         11-01-21               5.67               1,800,000(f)          734,634
         11-01-22               5.68               2,300,000(f)          882,165
         11-01-23               5.68               2,945,000(f)        1,064,323
Los Angeles Airports Department
     Refunding Revenue Bonds
     Los Angeles Intl Airport
     Series 2003B (MBIA Insured)
         05-15-08               5.00               2,000,000           2,239,840


See accompanying notes to investments in securities.



--------------------------------------------------------------------------------
25 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP California Tax-Exempt Fund

Name of                       Coupon               Principal            Value(a)
issuer and                      rate                  amount
title of
issue(d,e)

Los Angeles County Sanitation Districts
     Financing Authority Revenue Bonds
     Series 2003A (FSA Insured)
         10-01-13               5.00%             $2,000,000          $2,279,700
Los Angeles Department of Water & Power
     Revenue Bonds Series 2001A
     (FSA Insured)
         07-01-18               5.25               2,000,000           2,203,060
Los Angeles Department of Water & Power
     Revenue Bonds Series 2003B
     (MBIA Insured)
         07-01-07               5.00               2,000,000           2,234,140
Los Angeles Multi-family Housing
     Revenue Bonds Park Parthenia
     Series 1986 (GNMA Insured)
     A.M.T.
         01-20-22               7.40               1,000,000           1,007,890
Los Angeles Harbor Department Revenue Bonds
     Series 1988 Escrowed to Maturity
         10-01-18               7.60               1,000,000           1,324,230
Los Angeles Harbor Department Revenue Bonds
     Series 1996B (MBIA Insured) A.M.T.
         11-01-19               5.38               2,000,000           2,144,340
Los Angeles Unified School District
     General Obligation Bonds Series 2001A
     (FSA Insured)
         07-01-21               5.00               2,000,000           2,112,220
Los Angeles Unified School District
     Refunding Bonds Certificates of Participation
     Series 2002B (FSA Insured)
         10-01-06               5.00               1,000,000           1,105,720
         10-01-07               5.00               1,000,000           1,121,520
         10-01-08               5.00               1,000,000           1,134,040
Los Angeles Unified School District
     Unlimited General Obligation Bonds
     Series 2003A (MBIA Insured)
         01-01-28               5.00               2,000,000           2,093,700
Los Angeles Unified School District
     Unlimited General Obligation Bonds
     Series 2003F (FGIC Insured)
         01-01-28               5.00               1,000,000           1,046,850
Los Angeles Unified School District
     Unlimited General Obligation
     Refunding Bonds Series 2002
     (MBIA Insured)
         07-01-14               5.75               2,000,000           2,407,280
         07-01-15               5.75               2,000,000           2,411,180
Los Angeles Wastewater System
     Refunding Revenue Bonds
     Series 2003A (MBIA Insured)
         06-01-27               5.00               2,000,000           2,094,620
Menlo Park Unlimited General Obligation Bonds
     Series 2002
         08-01-32               5.30               1,900,000           2,041,626
Novato Community Facility District #1
     Vintage Oaks Public Improvement
     Special Tax Refunding Bonds
     Series 1994
         08-01-21               7.25               2,000,000           2,100,680
Oxnard School District Unlimited General Obligation
     Refunding Bonds Series 2001A
     (MBIA Insured)
         08-01-30               5.75               2,575,000           3,036,852
Paramount Redevelopment Agency
     Tax Allocation Bonds
     Series 2003 (MBIA Insured)
         08-01-15               5.00               2,000,000           2,230,560
Pittsburg Redevelopment Agency
     Tax Allocation Bonds Los Medanos
     Community Development Zero Coupon
     Series 1999 (AMBAC Insured)
         08-01-24               6.05               2,100,000(f)          723,492
Port of Oakland Miscellaneous Revenue
     Bonds Series 2000K (FGIC Insured) A.M.T.
         11-01-18               5.63               1,000,000           1,118,380
Port of Oakland Refunding Revenue Bonds
     Series 1997G (MBIA Insured) A.M.T.
         11-01-25               5.38               3,080,000           3,285,744
Puerto Rico Housing Finance Authority
     Revenue Bonds Series 2003A A.M.T.
         06-01-34               4.88               2,500,000(c)        2,527,325


See accompanying notes to investments in securities.



--------------------------------------------------------------------------------
26 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP California Tax-Exempt Fund

Name of                       Coupon               Principal            Value(a)
issuer and                      rate                  amount
title of
issue(d,e)

Rancho Santiago Community College District
     Unlimited General Obligation Bonds
     Series 2003A (MBIA Insured)
         09-01-09               3.00%             $1,000,000          $1,023,090
Redding Redevelopment Agency
     Tax Allocation Refunding Bonds
     Canby Hilltop Cypress
     Series 1993D (FSA Insured)
         09-01-23               5.00               4,700,000           4,787,373
Redlands Lease Certificates of Participation
     Series 2003 (AMBAC Insured)
         09-01-12               5.00               1,100,000           1,250,040
Richmond Joint Powers Financing Authority
     Lease & Gas Tax Refunding Revenue Bonds
     Series 1995A
         05-15-13               5.25               2,000,000           2,162,260
Riverside County Certificate of Participation
     Series 1998 (MBIA Insured)
         12-01-21               5.00               1,530,000           1,617,990
Riverside Electric Refunding Revenue Bonds
     Series 2003 (FSA Insured)
         10-01-12               5.00               2,495,000(i)        2,827,334
Rural Home Mtge Finance Authority
     Refunding Revenue Bonds
     Single Family Housing 2nd Series 1997A
     (GNMA/FNMA Insured) A.M.T.
         09-01-29               7.00                 560,000             593,723
Rural Home Mtge Finance Authority
     Revenue Bonds Single Family Housing
     5th Series 1998B (FNMA/GNMA Insured)
     A.M.T.
         12-01-29               6.35                 685,000             709,626
Sacramento City Financing Authority
     Revenue Bonds City Hall
     Redevelopment Series 2002A
     (FSA Insured)
         12-01-19               5.38               1,580,000           1,769,331
Sacramento Cogeneration Authority
     Pre-refunded Revenue Bonds
     Procter & Gamble Series 1995
         07-01-10               6.38                 500,000             560,715
Sacramento Municipal Utilities District Electric
     Refunding Revenue Bonds
     Series 2003 (FSA Insured)
         11-15-10               5.00               2,500,000(i)        2,842,775
San Bernardino Joint Powers
     Financing Authority Tax Allocation
     Refunding Revenue Bonds
     Series 2002
         04-01-26               6.63               2,000,000           2,060,160
San Diego County Capital Asset Lease
     Certificate of Participation Series 1993
     Inverse Floater (AMBAC Insured)
         09-01-07               9.22               3,200,000(g)        4,103,936
San Diego Public Water Facilities Financing
     Authority Revenue Bonds
     Series 2002 (MBIA Insured)
         08-01-26               5.00               2,500,000           2,602,350
San Diego Redevelopment Agency
     Tax Allocation Bonds Centre City
     Series 2003A (MBIA Insured)
         09-01-08               2.75               1,000,000           1,022,970
San Diego Unified School District
     Capital Appreciation
     Unlimited General Obligation Bonds
     Series 2002D (FGIC Insured)
         07-01-25               5.25               2,500,000           2,685,650
San Francisco Bay Area Rapid Transit District
     Sales Tax Revenue Bonds
     Series 2001 (AMBAC Insured)
         07-01-36               5.13               2,000,000           2,112,280
San Francisco City & County Airports Commission
     Intl Airport Refunding Revenue Bonds
     2nd Series 2001 (FGIC Insured)
         05-01-16               5.25               2,170,000           2,404,859
San Jose Financing Authority Lease
     Refunding Revenue Bonds
     Civic Center Project Series 2002B
     (AMBAC Insured)
         06-01-37               5.00               3,000,000           3,127,650


See accompanying notes to investments in securities.



--------------------------------------------------------------------------------
27 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP California Tax-Exempt Fund

Name of                       Coupon               Principal            Value(a)
issuer and                      rate                  amount
title of
issue(d,e)

San Jose Redevelopment Agency
     Merged Area Tax Allocation Bonds
     Series 1993 Inverse Floater
     (MBIA Insured)
         08-01-14               9.57%             $3,000,000(g)       $3,252,030
San Jose Redevelopment Agency
     Tax Allocation Bonds
     Series 2002 (MBIA Insured)
         08-01-32               5.00               3,000,000           3,113,280
San Juan Unified School District
     Unlimited Tax General Obligation Bonds
     Zero Coupon Series 1999
         08-01-21               5.68                 820,000(f)          338,783
         08-01-24               5.70               1,810,000(f)          623,581
San Mateo County Community College District
     Unlimited General Obligation Bonds
     Series 2002A (FGIC Insured)
         09-01-18               5.38               1,000,000           1,117,130
San Ramon Certificates of Participation
     Refunding Bonds Series 2001
     (AMBAC Insured)
         03-01-21               5.00               1,835,000           1,942,017
Santa Clara County Mountain View Los Altos
     Union High School District Unlimited Tax
     General Obligation Bonds Series 1995A
         08-01-15               5.75               1,200,000           1,329,036
Santa Maria Joint Union High School District
     General Obligation Bonds
     Series 2003B (FSA Insured)
         08-01-27               5.00               3,000,000           3,137,580
Santa Monica-Malibu Unified School District
     Capital Appreciation General Obligation
     Bonds Los Angeles County Zero Coupon
     Series 1999 (FGIC Insured)
         08-01-22               5.38               7,300,000(f)        2,834,882
South Tahoe Joint Powers
     Financing Authority
     Refunding Revenue Bonds
     Series 1995B
         10-01-20               6.25               2,700,000           2,861,568
Southern California Public Power Authority
     Transmission Special Bonds
     Series 1992
         07-01-12               6.00                 100,000             101,339
State Department of Water Resources
     Power Supply Revenue Bonds
     Series 2002A (MBIA Insured)
         05-01-09               5.25               7,200,000           8,187,119
         05-01-10               5.25               3,000,000           3,410,070
State Department of Water Resources
     Water Systems Revenue Bonds
     Center Valley Series 2002X (FGIC Insured)
         12-01-16               5.50               2,000,000           2,356,720
State Educational Facilities Authority
     Refunding Revenue Bonds
     Pepperdine University
     Series 2003A (FGIC Insured)
         09-01-33               5.00               1,000,000           1,042,000
State Educational Facilities Authority
     Revenue Bonds Keck Graduate
     Institute of Applied Life Sciences
     Series 2000
         06-01-20               6.63               1,490,000           1,655,271
State Educational Facilities Authority
     Revenue Bonds Stanford University Series 1997N
         12-01-27               5.20               1,000,000           1,070,290
State Educational Facilities Authority
 Revenue Bonds University of Southern California
     Series 2003A
         10-01-33               5.00               2,000,000           2,088,400
State for Previous Veterans Unlimited
     General Obligation Bonds
     Series 2000B A.M.T.
         12-01-12               4.95               2,250,000           2,410,470
         12-01-13               5.05               1,435,000           1,544,907
         12-01-14               5.15               2,535,000           2,753,948
State General Obligation Bonds
     Series 2000
         05-01-30               5.75               2,000,000           2,150,360

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
28 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP California Tax-Exempt Fund

Name of                       Coupon               Principal            Value(a)
issuer and                      rate                  amount
title of
issue(d,e)

State Public Works Board
     California Community Colleges Lease
     Pre-refunded Revenue Bonds
     Series 1994
         03-01-19               7.00%             $2,000,000          $2,120,660
State Public Works Board
     Department of General Services
     Capital East End Revenue Bonds
     Series 2002A
         12-01-06               5.00               1,000,000           1,094,960
State University Multiple Purpose Revenue Bonds
     Series 2000K (FGIC Insured)
         09-01-20               5.00               1,830,000           1,939,416
State University Multiple Purpose Revenue Bonds
     Series 2003Q (FSA Insured)
         09-01-18               5.00               2,000,000           2,152,860
State University Refunding Revenue Bonds
     Series 1993C (AMBAC Insured)
         09-01-23               5.00               2,000,000           2,041,320
State Unlimited General Obligation Bonds
     Series 2002
         02-01-15               6.00               1,000,000           1,172,460
State Unlimited General Obligation Bonds
     Series 2003
         02-01-10               5.00               1,000,000           1,095,410
State Unlimited General Obligation Refunding Bonds
     Series 2001 (AMBAC Insured)
         03-01-15               5.50               3,000,000           3,396,240
State Unlimited General Obligation Refunding Bonds
     Series 2003
         02-01-08               5.00               1,000,000           1,095,790
State Unlimited General Obligation Refunding Bonds
     Series 2003 (MBIA Insured)
         02-01-27               5.25               4,000,000           4,261,480
         02-01-31               5.00               2,000,000           2,071,400
Statewide Communities Development Authority
     Certificates of Participation
     St. Joseph Health System Group
     Series 1994
         07-01-15               6.50               3,500,000           3,764,810
Statewide Communities Development Authority
     College Revenue Bonds Thomas Jefferson
     School of Law Series 2001
         10-01-31               7.75               2,500,000           2,568,050
Statewide Communities Development Authority
     Multi-family Housing Revenue Bonds
     Magnolia City Lights
     Series 1999X A.M.T.
         07-01-30               6.65               1,074,000           1,002,268
Stockton Single Family Housing
     Revenue Bonds Series 1990A
     (GNMA/FNMA/ FHLMC Insured) A.M.T.
         02-01-23               7.50                  40,000              42,660
West Contra Costa Unified School District
     General Obligation Bonds
     Series 2003C (FGIC Insured)
         08-01-06               3.00               1,985,000           2,068,727
         08-01-12               4.00               1,000,000           1,051,650
West Sacramento Financing Authority
     Special Tax Revenue Bonds
     Series 1999F
         09-01-29               6.10               2,500,000           2,522,700
Western Hills Water District Special Tax
     Bonds Diablo Grande Community Facilities
     Series 2001
         09-01-31               6.88               2,500,000           2,521,225
Western Hills Water District Special Tax
     Bonds Diablo Grande Community Facilities
     Series 2002
         09-01-22               6.75               2,720,000           2,753,891
Whittier Union High School District
     General Obligation Bonds
     Series 2003D (FSA Insured)
         08-01-28               5.00               2,615,000           2,738,245

Total municipal bonds
(Cost: $234,102,198)                                                $250,344,145

See accompanying notes to investments in securities.


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29 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP California Tax-Exempt Fund

Municipal notes (8.2%)
Issuer(d,e,h)                Effective             Amount               Value(a)
                                yield            payable at
                                                  maturity
State Housing Finance Agency Home Mortgage
     Revenue Bonds (Lloyds TBS Bank)
     V.R. Series 2002J (MBIA Insured) A.M.T.
         02-01-33               0.95%             $5,100,000          $5,100,000
State Housing Finance Agency Home Mortgage
     Revenue Bonds V.R. Series 2003U
     (FSA Insured) A.M.T.
         02-01-31               0.95               1,600,000           1,600,000
State Infrastructure & Economic Development Bank
     Industrial Improvement Revenue Bonds
     Rand Corporation V.R. Series 2002B
     (J.P. Morgan Chase) (AMBAC Insured)
         04-01-42               0.95              10,900,000          10,900,000
State Unlimited General Obligation Bonds
     V.R. Series 2003A-2
     (Westdeutsche Landesbank,
     J.P. Morgan Chase Bank)
         05-01-33               0.95                 800,000             800,000
Statewide Communities Development Authority
     Certificate of Participation
     Sutter Health Obligated Group
     V.R. Series 1995 (KBC Bank)
     (AMBAC Insured)
         07-01-15               0.85               2,900,000           2,900,000
Statewide Communities Development Authority
     Solid Waste Facilities Revenue Bonds
     V.R. Series 1994 (Chervon USA) A.M.T.
         12-15-24               0.95                 800,000             800,000

Total municipal notes
(Cost: $22,100,000)                                                  $22,100,000

Total investments in securities
(Cost: $256,202,198)(j)                                             $272,444,145

See accompanying notes to investments in securities.


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30 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP California Tax-Exempt Fund
Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States. The securities represented 1.4% of net assets as of June 30, 2003.

(d)  The following abbreviations may be used in the portfolio descriptions:

     A.M.T.   -- Alternative Minimum Tax -- As of June 30, 2003, the value of securities subject to alternative minimum tax represented 10.6% of net assets.

     B.A.N.   -- Bond Anticipation Note
     C.P.     -- Commercial Paper
     R.A.N.   -- Revenue Anticipation Note
     T.A.N.   -- Tax Anticipation Note
     T.R.A.N. -- Tax & Revenue Anticipation Note
     V.R.     -- Variable Rate
     V.R.D.B. -- Variable Rate Demand Bond
     V.R.D.N. -- Variable Rate Demand Note

(e) The following abbreviations may be used in the portfolio security descriptions to identify the insurer of the issue:

     ACA      -- ACA Financial Guaranty Corporation
     AMBAC    -- American Municipal Bond Association Corporation
     BIG      -- Bond Investors Guarantee
     CGIC     -- Capital Guaranty Insurance Company
     FGIC     -- Financial Guaranty Insurance Company
     FHA      -- Federal Housing Authority
     FHLMC    -- Federal Home Loan Mortgage Corporation
     FNMA     -- Federal National Mortgage Association
     FSA      -- Financial Security Assurance
     GNMA     -- Government National Mortgage Association
     MBIA     -- MBIA Insurance Corporation
     XLCA     -- XL Capital Assurance

(f) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(g) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in market short-term rates. Interest rate disclosed is the rate in effect on June 30, 2003. As of June 30, 2003, the value of inverse floaters represented 5.2% of net assets.

(h) The Fund is entitled to receive principal amount from issuer/obligor or third party, if indicated in parentheses, after a day or a week's notice. The maturity date disclosed represents the final maturity. Interest rate varies to reflect current market conditions; rate shown is the effective rate on June 30, 2003.

(i) At June 30, 2003, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $7,031,574.

(j) At June 30, 2003, the cost of securities for federal income tax purposes was $256,202,198 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                     $16,774,897
     Unrealized depreciation                        (532,950)
                                                    --------
     Net unrealized appreciation                 $16,241,947
                                                 -----------

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31 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

Investments in Securities
AXP Massachusetts Tax-Exempt Fund

June 30, 2003
(Percentages represent value of investments compared to net assets)

Municipal bonds (93.5%)
Name of                       Coupon               Principal            Value(a)
issuer and                      rate                  amount
title of
issue(d,e)

Bay Transportation Authority
     Refunding Revenue Bonds
     Series 1992B
         03-01-16               6.20%             $1,500,000          $1,835,040
Boston Metropolitan District Unlimited
     General Obligation Refunding Bonds
     Series 2002A
         12-01-11               5.13               2,050,000           2,372,404
Boston Unlimited General Obligation
     Refunding Bonds
     Series 2003A (MBIA Insured)
         02-01-07               2.63               2,185,000           2,237,243
         02-01-23               5.00               1,000,000           1,054,000
Commonwealth of Puerto Rico
     Unlimited General Obligation
     Refunding Bonds Series 2002
     (FGIC Insured)
         07-01-10               5.25               2,000,000(c)        2,309,540
East Longmeadow
     Limited General Obligation Bonds
     Series 2001 (AMBAC Insured)
         08-01-03               4.00               1,160,000           1,162,775
Freetown Lakeville Regional School District
     Unlimited General Obligation Bonds
     Series 2003 (MBIA Insured)
         01-01-13               5.00               1,865,000(g)        2,120,915
Maynard
     Unlimited General Obligation Bonds
     Series 2003 (MBIA Insured)
         02-01-08               5.00               1,070,000           1,198,432
Municipal Wholesale Electric
     Power Supply System
     Pre-refunded Revenue Bonds
     Series 1994B (MBIA Insured)
         07-01-11               4.75               1,750,000           1,852,148
Municipal Wholesale Electric
     Power Supply System
     Refunding Revenue Bonds
     Nuclear Project #5 Series 2001A
     (MBIA Insured)
         07-01-10               5.00               1,000,000           1,121,410
Municipal Wholesale Electric
     Power Supply System
     Refunding Revenue Bonds
     Project #6 Series 2001A
     (MBIA Insured)
         07-01-09               5.50               1,000,000           1,150,970
Puerto Rico Electric Power Authority
     Refunding Revenue Bonds
     2nd Series 2002A Inverse Floater
     (MBIA Insured)
         07-01-17              10.09               1,500,000(b,c)      2,063,850
Puerto Rico Housing Finance Authority
     Revenue Bonds Series 2003A A.M.T.
         06-01-34               4.88               1,000,000(c)        1,010,930
Puerto Rico Municipal Finance Agency
     Revenue Bonds
     Series 2002A (FSA Insured)
         08-01-07               4.00               2,200,000(c)        2,382,182
Southeastern University Building Authority
     Refunding Revenue Bonds
     Series 1995A (AMBAC Insured)
         05-01-16               5.75               1,250,000           1,362,313
Springfield Limited General Obligation
     Refunding Bonds
     Series 2003 (MBIA Insured)
         01-15-20               5.25               1,405,000           1,530,818
Springfield Municipal Purpose Loan
     Limited General Obligation Bonds
     Series 2001 (FGIC Insured)
         08-01-04               4.00               1,000,000           1,032,730

See accompanying notes to investments in securities.


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32 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP Massachusetts Tax-Exempt Fund

Name of                       Coupon               Principal            Value(a)
issuer and                      rate                  amount
title of
issue(d,e)

State College Building Authority
     Refunding Revenue Bonds
     Series 2003B (XLCA Insured)
         05-01-07               5.00%             $1,080,000          $1,200,053
         05-01-08               5.00               1,130,000           1,267,758
State Development Finance Agency
     Refunding Revenue Bonds
     Boston University Series 1999P
         05-15-29               6.00               1,400,000           1,609,034
State Development Finance Agency
     Refunding Revenue Bonds
     Briarwood/Salem Retirement Community
     Series 2001B
         12-01-30               8.25                 750,000             797,550
State Development Finance Agency
     Refunding Revenue Bonds
     May Institute Issue Series 1999
     (Radian Group Financial Guaranty)
         09-01-29               5.75               1,000,000           1,099,840
State Development Finance Agency
     Refunding Revenue Bonds
     New England Center for Children
     Series 1998
         11-01-18               5.88                 475,000             438,283
State Development Finance Agency
     Refunding Revenue Bonds
     SeMass System Series 2001B
     (MBIA Insured) A.M.T.
         01-01-05               5.00               2,000,000           2,094,860
State Development Finance Agency
     Revenue Bonds 1st Mtge
     Berkshire Retirement Community
     Series 1999
         07-01-29               5.63               1,500,000           1,428,345
State Development Finance Agency
     Revenue Bonds
     Boston Biomedical Research
     Series 1999
         02-01-29               5.75               1,000,000             962,420
State Development Finance Agency
     Revenue Bonds
     Devens Electric System
     Series 2001
         12-01-30               6.00               1,000,000           1,063,680
State Development Finance Agency
     Revenue Bonds
     Massachusetts College of Pharmacy
     Series 1999B
         07-01-20               6.63               1,000,000           1,095,180
State Education Loan Authority
     Revenue Bonds
     Issue E Series 1994B
     (AMBAC Insured) A.M.T.
         01-01-12               6.00                 450,000             470,093
State Federal Highway Grant Anticipation Notes
     Revenue Bonds Series 1998A
     (FSA Insured)
         06-15-09               5.25               1,500,000           1,713,555
State Health & Educational Facilities Authority
     Pre-refunded Revenue Bonds
     Melrose-Wakefield Hospital
     Series 1992B
         07-01-16               6.38               1,000,000           1,054,600
State Health & Educational Facilities Authority
     Refunding Revenue Bonds
     Christopher House Series 1999A
         01-01-29               6.88               1,000,000             990,950
State Health & Educational Facilities Authority
     Refunding Revenue Bonds
     Holyoke Hospital Series 1994B
         07-01-15               6.50               1,000,000           1,011,610
State Health & Educational Facilities Authority
     Refunding Revenue Bonds
     Massachusetts Institute of Technology
     Series 2003L
         07-01-13               5.00               1,000,000           1,148,910
         07-01-18               5.00               1,000,000           1,134,950

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
33 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP Massachusetts Tax-Exempt Fund

Name of                       Coupon               Principal            Value(a)
issuer and                      rate                  amount
title of
issue(d,e)

State Health & Educational Facilities Authority
     Refunding Revenue Bonds
     North Adams Regional Hospital
     Series 1996C
         07-01-18               6.63%             $1,000,000            $983,970
State Health & Educational Facilities Authority
     Refunding Revenue Bonds
     Williams College Series 2003H
         07-01-33               5.00               1,750,000           1,831,988
State Health & Educational Facilities Authority
     Revenue Bonds
     Harvard University Series 2002FF
         07-15-37               5.13               3,000,000           3,152,310
State Health & Educational Facilities Authority
     Revenue Bonds
     New England Medical Center
     Series 2002H (FGIC Insured)
         05-15-08               5.00               1,655,000           1,854,279
State Health & Educational Facilities Authority
     Un-refunded Balance Revenue Bonds
     South Shore Hospital Series 1992D
     (MBIA Insured)
         07-01-22               6.50                 505,000             511,479
State Health & Educational Facilities Authority
     Un-refunded Revenue Bonds
     Boston College
     Series 1991J (FGIC Insured)
         07-01-21               6.63                  60,000              60,174
State Housing Finance Agency
     Revenue Bonds
     Series 2003B
         12-01-16               4.70               1,000,000           1,038,500
State Housing Finance Agency
     Revenue Bonds
     Single Family Series 2003-98 A.M.T.
         06-01-23               4.88               3,725,000           3,778,639
State Industrial Finance Agency
     Assisted Living Facility
     Revenue Bonds Marina Bay LLC
     Series 1997 A.M.T.
         12-01-27               7.50               1,000,000           1,014,400
State Industrial Finance Agency
     Assisted Living Facility
     Revenue Bonds Newton Group LLC
     Series 1997 A.M.T.
         09-01-27               8.00               1,160,000           1,208,140
State Limited General Obligation Bonds
     Consolidated Loan Series 2002A
     (FGIC Insured)
         01-01-14               5.00               2,500,000           2,832,725
State Limited General Obligation
     Refunding Bonds Consolidated Loan
     Series 2002C (FSA Insured)
         11-01-15               5.50               2,500,000           2,960,800
State Limited General Obligation
     Refunding Bonds Series 1997A
     (AMBAC Insured)
         08-01-10               5.75               2,185,000           2,570,434
State Port Authority
     Revenue Bonds
     Series 2003A (MBIA Insured)
         07-01-18               5.00               1,000,000           1,080,470
State Special Obligation Refunding Bonds
     Federal Highway Grant Anticipation Notes
     Series 2003A (FSA Insured)
         12-15-14               5.00               1,000,000(g)        1,135,190
State Unlimited General Obligation
     Refunding Bonds Consolidated Loan
     Series 2002E
         01-01-08               5.50               3,000,000           3,394,349
         01-01-10               5.50               3,000,000           3,445,379
State Water Pollution Abatement Trust
     Revenue Bonds
     Pool Program Bonds
     Series 2002-8
         08-01-20               5.00               1,500,000           1,601,895
State Water Resources Authority
     Refunding Revenue Bonds
     Series 1998B (FSA Insured)
         08-01-11               5.50               1,930,000           2,260,802

See accompanying notes to investments in securities.


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34 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP Massachusetts Tax-Exempt Fund

Name of                       Coupon               Principal            Value(a)
issuer and                      rate                  amount
title of
issue(d,e)

State Water Resources Authority
     Revenue Bonds Series 1992A
     (FGIC Insured)
         07-15-19               6.50%             $2,000,000          $2,569,020
University of Massachusetts
     Building Authority
     Refunding Revenue Bonds Series 1976
     Escrowed to Maturity
         05-01-11               7.50                  75,000              91,229
Westfield Limited General Obligation Bonds
     Series 2001 (MBIA Insured)
         12-15-04               4.00                 750,000             781,530
Westfield Limited General Obligation
     Refunding Bonds
     Series 2003 (MBIA Insured)
         09-01-12               5.00               1,000,000           1,144,930
         09-01-17               5.00                 940,000           1,031,255
Worcester Limited General Obligation Bonds
     Series 2001A (FGIC Insured)
         08-15-12               5.50               1,400,000           1,626,772

Total municipal bonds
(Cost: $88,770,788)                                                  $92,340,030

Municipal notes (8.2%)
Issuer(d,e,f)                Effective             Amount               Value(a)
                                yield            payable at
                                                  maturity
State Health & Educational Facilities Authority
     Refunding Revenue Bonds
     Capital Asset Program V.R.
     Series 1985B (MBIA Insured)
     (State Street Bank & Trust)
         07-01-10               0.90%             $1,000,000          $1,000,000
State Health & Educational Facilities Authority
     Refunding Revenue Bonds
     Capital Asset Program V.R.

     Series 1985C (MBIA Insured)
     (State Street Bank & Trust)
         07-01-10               0.90               2,300,000           2,300,000
State Health & Educational Facilities Authority
     Revenue Bonds
     Capital Assets Program V.R.
     Series 1985D (MBIA Insured)
     (State Street Bank & Trust)
         01-01-35               0.90               2,800,000           2,800,000
State Water Resources Authority
     Refunding Revenue Bonds Multi-Modal
     V.R. Series 2002C
     (Landesbank Hessen-Thuringen Girozentrale)
         08-01-20               1.10                 800,000             800,000
State Water Resources Authority
     Refunding Revenue Bonds Multi-Modal
     V.R. Series 2002D
     (Landesbank Baden-Wuettemberg)
         08-01-17               0.90               1,200,000           1,200,000

Total municipal notes
(Cost: $8,100,000)                                                    $8,100,000

Total investments in securities
(Cost: $96,870,788)(h)                                              $100,440,030

See accompanying notes to investments in securities.


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35 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP Massachusetts Tax-Exempt Fund
Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in market short-term rates. Interest rate disclosed is the rate in effect on June 30, 2003. As of June 30, 2003, the value of inverse floaters represented 2.1% of net assets.

(c) Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States. The securities represented 7.9% of net assets as of June 30, 2003.

(d) The following abbreviations may be used in the portfolio security descriptions to identify the insurer of the issue:

     ACA      -- ACA Financial Guaranty Corporation
     AMBAC    -- American Municipal Bond Association Corporation
     BIG      -- Bond Investors Guarantee
     CGIC     -- Capital Guaranty Insurance Company
     FGIC     -- Financial Guaranty Insurance Company
     FHA      -- Federal Housing Authority
     FHLMC    -- Federal Home Loan Mortgage Corporation
     FNMA     -- Federal National Mortgage Association
     FSA      -- Financial Security Assurance
     GNMA     -- Government National Mortgage Association
     MBIA     -- MBIA Insurance Corporation
     XLCA     -- XL Capital Assurance

(e)  The following abbreviations may be used in the portfolio descriptions:

     A.M.T.   -- Alternative Minimum Tax -- As of June 30, 2003, the value of securities subject to alternative minimum tax represented 9.7% of net assets.
     B.A.N.   -- Bond Anticipation Note
     C.P.     -- Commercial Paper
     R.A.N.   -- Revenue Anticipation Note
     T.A.N.   -- Tax Anticipation Note
     T.R.A.N. -- Tax & Revenue Anticipation Note
     V.R.     -- Variable Rate
     V.R.D.B. -- Variable Rate Demand Bond
     V.R.D.N. -- Variable Rate Demand Note

(f) The Fund is entitled to receive principal amount from issuer/obligor or third party, if indicated in parentheses, after a day or a week's notice. The maturity date disclosed represents the final maturity. Interest rate varies to reflect current market conditions; rate shown is the effective rate on June 30, 2003.

(g) At June 30, 2003, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $3,289,869.

(h) At June 30, 2003, the cost of securities for federal income tax purposes was $96,870,788 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                      $3,769,095
     Unrealized depreciation                        (199,853)
                                                    --------
     Net unrealized appreciation                  $3,569,242
                                                  ----------

--------------------------------------------------------------------------------
36 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

Investments in Securities

AXP Michigan Tax-Exempt Fund

June 30, 2003
(Percentages represent value of investments compared to net assets)

Municipal bonds (94.6%)
Name of                       Coupon               Principal            Value(a)
issuer and                      rate                  amount
title of
issue(d,e)

Allegan Hospital Finance Authority
     Refunding Revenue Bonds
     Allegan General Hospital Series 1999
         11-15-21               7.00%             $1,000,000          $1,022,150
Allen Park Public School District
     School Building & Site Unlimited
     General Obligation Bonds Series 2003
         05-01-12               5.00               1,000,000           1,136,180
         05-01-18               5.00               1,000,000           1,083,530
Chippewa Valley Schools
     Unlimited General Obligation
     Refunding Bonds Series 2003
         05-01-21               5.00                 745,000             789,760
Concord Academy/Boyne
     Certificates of Participation
     Series 1998
         10-01-19               7.00               1,000,000             934,820
Dearborn School District
     Unlimited General Obligation Bonds
     Series 2002
         05-01-11               5.00               1,000,000           1,132,840
Detroit City School District
     School Building & Site Improvement
     Unlimited General Obligation Bonds
     Series 2002A (FGIC Insured)
         05-01-22               5.00               1,000,000           1,052,680
Detroit City School District
     School Building & Site Improvement
     Unlimited General Obligation Bonds
     Series 2003B (FGIC Insured)
         05-01-11               5.25               1,000,000           1,147,870
Detroit Downtown Development Authority
     Development Area Project #1 Junior Lien
     Tax Increment Pre-refunded Bonds
     Series 1996D
         07-01-25               6.50               1,000,000           1,165,640
Detroit Sewer Disposal
     Senior Lien Refunding Revenue Bonds
     Series 2003A (FSA Insured)
         07-01-19               5.00               2,000,000           2,162,640
Detroit Unlimited General Obligation Bonds
     Series 2002 (MBIA Insured)
         04-01-14               5.50               2,230,000           2,578,771
Detroit Unlimited General Obligation
     Pre-refunded Bonds
     Series 1995A
         04-01-15               6.80               1,000,000           1,105,420
Detroit Water Supply System Second Lien
     Revenue Bonds Series 1995A (MBIA Insured)
         07-01-25               5.50               1,500,000           1,587,405
Detroit Water Supply System Senior Lien
     Revenue Bonds Series 2003A
     (MBIA Insured)
         07-01-34               5.00               1,375,000           1,432,626
Dexter Community Schools Unlimited
     General Obligation Refunding Bonds
     Series 2003
         05-01-15               5.00               1,570,000           1,741,680
Eastern Michigan University Refunding
     Revenue Bonds Series 2003A
     (FGIC Insured)
         06-01-28               5.00               1,000,000           1,037,530
Ferndale Unlimited General Obligation
     Refunding Bonds Series 2003
     (FGIC Insured)
         04-01-15               5.00               1,450,000           1,611,182
Garden City Hospital Finance Authority
     Hospital Revenue Bonds Series 1998A
         09-01-17               5.75               1,000,000             785,860
Genesee County General Obligation Bonds
     Sewer Disposal System Series 1996A
     (AMBAC Insured)
         04-01-15               5.40               1,000,000           1,105,270

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
37 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP Michigan Tax-Exempt Fund

Name of                       Coupon               Principal            Value(a)
issuer and                      rate                  amount
title of
issue(d,e)

Gogebic County Hospital Finance Authority
     Hospital Refunding Revenue Bonds
     Grandview Health System Series 1999
         10-01-16               5.88%             $1,000,000            $939,060
Grand Haven Electric
     Refunding Revenue Bonds
     Series 2003 (MBIA Insured)
         07-01-12               5.25               1,000,000           1,155,340
Grand Rapids Building Authority
     Revenue Bonds Series 2002A
     (AMBAC Insured)
         10-01-17               5.50               1,270,000           1,451,280
Jackson General Obligation Capital
     Appreciation Downtown Development
     Bonds Zero Coupon Series 2001
     (FSA Insured)
         06-01-21               5.58               1,450,000(b)          621,456
Lakeshore Public Schools
     Unlimited General Obligation
     Refunding Bonds Series 2000
         05-01-09               5.00               1,400,000           1,583,666
L'Anse Creuse Public Schools
     Unlimited General Obligation
     Refunding Bonds Series 2003
         05-01-11               4.00               1,000,000           1,065,140
Lansing Community College Limited
     General Obligation Bonds
            Series 2002 (FGIC Insured)
         05-01-12               5.00               1,000,000           1,134,540
Lincoln Park School District
     Pre-refunded Unlimited General Obligation
     Bonds Series 1996 (FGIC Insured)
         05-01-26               5.90               1,000,000           1,131,530
Manchester Community Schools
     Unlimited General Obligation
     Refunding Bonds Series 2001
         05-01-26               5.00               1,400,000           1,447,656
Midland County Economic Development
     Unlimited Tax General Obligation
     Refunding Revenue Bonds
     Series 2000A A.M.T.
         07-23-09               6.88               1,000,000           1,021,990
Plymouth-Canton Community School District
     Unlimited General Obligation
     Refunding Bonds Series 2003
         05-01-15               5.25                 600,000             679,494
Plymouth Educational Center
     Certificates of Participation
     Series 1999
         07-01-29               7.00               1,235,000           1,151,069
Pontiac Tax Increment Finance Authority
     Refunding Revenue Bonds
     Development Area Project #2
     Series 2002 (ACA Insured)
         06-01-22               5.63               1,000,000           1,068,870
Puerto Rico Electric Power Authority
     Revenue Bonds
     Series 2002LL (MBIA Insured)
         07-01-17               5.50               1,500,000(c)        1,781,925
Puerto Rico Housing Finance Authority
     Revenue Bonds Series 2003A A.M.T.
         06-01-34               4.88               1,000,000(c)        1,010,930
Puerto Rico Public Buildings Authority
     Refunding Revenue Bonds
     Government Facilities
     Series 2002C (XLCA Insured)
         07-01-13               5.50               1,000,000(c)        1,188,510
Redford Township
     Limited General Obligation Bonds
     Series 1995 (MBIA Insured)
         04-01-16               5.25               1,450,000           1,576,411
Saline Area Schools
     Unlimited General Obligation Bonds
     Series 2000A
         05-01-09               4.75               1,000,000           1,117,730

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
38 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP Michigan Tax-Exempt Fund

Name of                       Coupon               Principal            Value(a)
issuer and                      rate                  amount
title of
issue(d,e)

Southfield Public Schools Unlimited
     General Obligation Bonds Series 2003A
         05-01-22               5.25%             $1,025,000          $1,096,791
State Building Authority
     Refunding Revenue Bonds Facilities Program
     1st Series 2001
         10-15-08               5.50               1,500,000           1,736,385
State Building Authority
     Refunding Revenue Bonds Facilities Program
     3rd Series 2002
         10-15-07               5.00               1,000,000           1,119,540
State Building Authority
     Refunding Revenue Bonds
     State Police Communications System
     3rd Series 2001
         10-01-08               5.50               1,000,000           1,156,490
State Building Authority
     Refunding Revenue Bonds
     State Police Communications System
     Series 2002
         10-01-07               4.00               1,000,000           1,078,030
State Municipal Bond Authority
     Revenue Bonds Series 2002
     Inverse Floater
         10-01-20               9.83               2,500,000(g)        3,053,049
         10-01-21               9.74                 500,000(g)          603,260
State Municipal Bond Authority Clean Water
     Revolving Fund Revenue Bonds
     Series 2002
         10-01-07               5.25               1,000,000           1,130,780
State Public Power Agency
     Refunding Revenue Bonds
     Belle River Series 2002A
     (MBIA Insured)
         01-01-09               5.25               2,000,000           2,274,920
State South Central Power Agency
     Power Supply Systems
     Refunding Revenue Bonds
     Series 2002 (AMBAC Insured)
         11-01-10               5.00               2,000,000           2,271,480
State Strategic Fund Limited Obligation
     Refunding Revenue Bonds
     Detroit Edison Series 1990BB
     (MBIA Insured)
         07-15-08               7.00               1,000,000           1,217,200
State Strategic Fund Limited Obligation
     Refunding Revenue Bonds
     Oxford Institute Series 1987A
     Escrowed to Maturity
         08-15-05               7.88                  75,000              80,161
State Unlimited General Obligation
     Refunding Revenue Bonds Series 2001
         12-01-14               5.50               1,000,000           1,194,920
State Unlimited General Obligation
     Refunding Revenue Bonds Series 2002
         12-01-10               5.25               1,000,000           1,163,850
Summit Academy Certificates of
     Participation Series 1998
         08-01-18               7.00               1,110,000           1,064,090
Summit Academy Certificates of
     Participation Series 1999
         09-01-29               7.00                 695,000             847,163
Summit Academy North Public School Academy
     Certificates of Participation
     Refunding Revenue Bonds Series 2001
         07-01-30               7.38                 750,000             790,133
Troy Downtown Development Authority
     Revenue Bonds Series 1995A
     (Radian Group Financial Guaranty)
         11-01-18               6.38               1,500,000           1,703,445
Van Buren Township Downtown Development Authority
     Tax Increment Revenue Bonds
     Series 1994
         10-01-16               8.40                 965,000           1,020,816
Warren Consolidated School District
     Unlimited General Obligation Bonds
     Series 2003 (FGIC Insured)
         05-01-13               5.00                 875,000             992,346
Western Michigan University
     Refunding Revenue Bonds Series 2003
     (MBIA Insured)
         11-15-23               4.25               1,000,000             974,720

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
39 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP Michigan Tax-Exempt Fund

Name of                       Coupon               Principal            Value(a)
issuer and                      rate                  amount
title of
issue(d,e)

Western Townships Utilities Authority
     Sewer Disposal System
     Limited General Obligation Bonds
     Series 2002 (FGIC Insured)
         01-01-08               5.00%             $1,500,000          $1,672,155
Williamston Community School District
     Unlimited General Obligation Bonds
     Series 1996 (MBIA Insured)
         05-01-25               5.50               1,000,000           1,167,500
Wyandotte City School District
     Unlimited General Obligation
     Refunding Bonds Series 2002
         05-01-14               5.38               1,250,000           1,434,263

Total municipal bonds
(Cost: $73,190,384)                                                  $76,583,938

Municipal notes (4.1%)
Issuer(e,f)                  Effective             Amount               Value(a)
                                yield            payable at
                                                  maturity

Detroit Michigan Sewer Senior Lien
     Revenue Bonds V.R. Series 2003B
     (FSA Insured) (Dexia Credit)
         07-01-33               0.90%             $1,400,000          $1,400,000
State Strategic Fund Pollution Control
     Refunding Revenue Bonds
     Consumers Power Project
     V.R. Series 1988
     (AMBAC Insured) (Bank One)
         04-15-18               0.95               1,900,000           1,900,000

Total municipal notes
(Cost: $3,300,000)                                                    $3,300,000

Total investments in securities
(Cost: $76,490,384)(h)                                               $79,883,938

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
40 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP Michigan Tax-Exempt Fund
Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(c) Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States. The securities represented 4.9% of net assets as of June 30, 2003.

(d) The following abbreviations may be used in the portfolio security descriptions to identify the insurer of the issue:

     ACA      -- ACA Financial Guaranty Corporation
     AMBAC    -- American Municipal Bond Association Corporation
     BIG      -- Bond Investors Guarantee
     CGIC     -- Capital Guaranty Insurance Company
     FGIC     -- Financial Guaranty Insurance Company
     FHA      -- Federal Housing Authority
     FHLMC    -- Federal Home Loan Mortgage Corporation
     FNMA     -- Federal National Mortgage Association
     FSA      -- Financial Security Assurance
     GNMA     -- Government National Mortgage Association
     MBIA     -- MBIA Insurance Corporation
     XLCA     -- XL Capital Assurance

(e)  The following abbreviations may be used in the portfolio descriptions:

     A.M.T.   -- Alternative Minimum Tax -- As of June 30, 2003, the value of securities subject to alternative minimum tax represented 2.5% of net assets.
     B.A.N.   -- Bond Anticipation Note
     C.P.     -- Commercial Paper
     R.A.N.   -- Revenue Anticipation Note
     T.A.N.   -- Tax Anticipation Note
     T.R.A.N. -- Tax & Revenue Anticipation Note
     V.R.     -- Variable Rate
     V.R.D.B. -- Variable Rate Demand Bond
     V.R.D.N. -- Variable Rate Demand Note

(f) The Fund is entitled to receive principal amount from issuer/obligor or third party, if indicated in parentheses, after a day or a week's notice. The maturity date disclosed represents the final maturity. Interest rate varies to reflect current market conditions; rate shown is the effective rate on June 30, 2003.

(g) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in market short-term rates. Interest rate disclosed is the rate in effect on June 30, 2003. As of June 30, 2003, the value of inverse floaters represented 4.5% of net assets.

(h) At June 30, 2003, the cost of securities for federal income tax purposes was $76,490,384 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                      $3,890,031
     Unrealized depreciation                        (496,477)
                                                    --------
     Net unrealized appreciation                  $3,393,554
                                                  ----------

--------------------------------------------------------------------------------
41 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

Investments in Securities

AXP Minnesota Tax-Exempt Fund

June 30, 2003
(Percentages represent value of investments compared to net assets)

Municipal bonds (92.8%)
Name of                       Coupon               Principal            Value(a)
issuer and                      rate                  amount
title of
issue(d,e)

Anoka County Capital Improvement
     Limited General Obligation
     Refunding Bonds Series 2001C
     (MBIA Insured)
         02-01-09               4.60%             $2,960,000          $3,273,138
Anoka County Housing & Redevelopment
     Authority Revenue Bonds
     Epiphany Assisted Living LLC
     Series 1999
         12-01-29               7.40               3,560,000           3,534,404
Anoka-Hennepin Independent School District #11
     Unlimited General Obligation Bonds
     Credit Enhancement Program
     Series 2001A
         02-01-09               5.00               1,040,000           1,172,683
         02-01-10               5.00               1,000,000           1,129,420
         02-01-13               5.00               4,175,000           4,656,920
         02-01-15               5.00               1,990,000           2,187,428
         02-01-16               5.00               2,000,000           2,169,260
Austin Housing & Redevelopment Authority
     Revenue Bonds Courtyard Residence
     Series 2000A
         01-01-32               7.25               3,000,000           3,055,770
Brainerd Independent School District #181
     Unlimited General Obligation Bonds
     Series 2002A (FGIC Insured)
         02-01-16               5.38               3,935,000           4,506,126
Brooklyn Center Tax Credit Investor
     Refunding Revenue Bonds Four Courts
     Apartments Series 1995B A.M.T.
         06-15-09               7.58               2,450,000           2,452,401
Buffalo Independent School District #877
     Unlimited General Obligation
     Refunding Bonds Series 1999
     (MBIA Insured)
         02-01-18               4.80               1,710,000           1,792,166
Carlton Health Care & Housing Facilities
     Revenue Bonds Inter-Faith Social Services
     Series 2000
         04-01-29               7.75               2,500,000           2,634,500
Centennial Independent School District #12
     Unlimited General Obligation Refunding
     Bonds Series 2002B (FSA Insured)
         02-01-05               4.00               1,445,000           1,506,413
Chaska Tax Increment
     Unlimited General Obligation
     Refunding Bonds Series 2003B
         12-01-05               3.00               3,125,000           3,245,375
         12-01-06               3.00               1,245,000           1,301,784
Commonwealth of Puerto Rico
     Public Improvement Unlimited
     General Obligation Bonds
     Series 2001 (FSA Insured)
         07-01-16               5.50               1,500,000(c)        1,788,390
Commonwealth of Puerto Rico
     Unlimited General Obligation
     Refunding Bonds
     Series 2002 (FGIC Insured)
         07-01-08               5.00               1,500,000(c)        1,700,310
Eden Prairie Multi-family Housing
     Refunding Revenue Bonds
     Sterling Ponds Series 1999A A.M.T.
         12-01-29               6.25               5,095,000           4,553,554
Eden Prairie Multi-family Housing
     Refunding Revenue Bonds
     Sterling Ponds Series 1999B A.M.T.
         12-01-29               6.25                 575,000             513,895
Elk River Independent School District #728
     Unlimited General Obligation Bonds
     2nd Series 2002 Inverse Floater
     (FSA Insured)
         02-01-18              13.78               1,200,000(i)        1,624,968
         02-01-19              13.78               1,150,000(i)        1,527,936
         02-01-20              13.78                 950,000(i)        1,242,999
         02-01-21              13.82               1,285,000(i)        1,653,255

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
42 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP Minnesota Tax-Exempt Fund

Name of                       Coupon               Principal            Value(a)
issuer and                      rate                  amount
title of
issue(d,e)

Elk River Independent School District #728
     Unlimited General Obligation Bonds
     Series 2002A (FSA Insured)
         02-01-16               5.00%             $3,000,000          $3,313,380
Faribault Independent School District #656
     Unlimited General Obligation School Building
     Bonds Series 1995 (FSA Insured)
         06-01-15               5.75               6,900,000           7,184,832
Faribault Single Family Housing Mortgage
     Refunding Revenue Bonds Series 1991A
         12-01-11               7.50                  70,000              70,904
Fridley Senior Housing Revenue Bonds
     Banfill Crossing Homes Series 1999
         09-01-34               6.75               1,575,000           1,541,547
Golden Valley Revenue Bonds
     Covenant Retirement Communities
     Series 1999A
         12-01-29               5.50               1,750,000           1,766,678
Hastings Healthcare Tax-Exempt
     Nursing Home Revenue Bonds
     Regina Medical Center Series 1998
     (ACA Insured)
         09-15-28               5.30               2,350,000           2,402,570
Hastings Housing & Redevelopment
     Authority Housing & Health Care
     Revenue Bonds Arbor Oaks
     Assisted Living Series 2000A
         01-01-32               8.25               2,000,000           2,126,820
Hopkins Independent School District #270
     Unlimited General Obligation
     Refunding Bonds Series 2002B
         02-01-09               4.00               2,925,000           3,145,253
         02-01-14               5.25               3,680,000           4,142,429
Hopkins Pre-refunded Revenue Bonds
     Blake School Series 1994
         09-01-24               6.70               3,120,000           3,328,510
International Falls Solid Waste Disposal
     Refunding Revenue Bonds
     Boise Cascade Series 1999 A.M.T.
         12-01-29               6.85               4,000,000           4,094,920
Lake Superior Independent School District #381
     Unlimited General Obligation Bonds
     Series 2002A (FSA Insured)
         04-01-13               5.00               1,795,000           2,041,974
Lakeville Independent School District #194
     Unlimited General Obligation Bonds
     Capital Appreciation Zero Coupon
     Series 2002B (FGIC Insured)
         02-01-13               4.56               3,515,000(h)        2,474,419
Lakeville Independent School District #194
     Unlimited General Obligation Bonds
     Series 1997A
         02-01-22               5.13               2,400,000           2,541,816
Little Canada Multi-family Housing
     Revenue Bonds Little Canada
     Series 1996 A.M.T.
         02-01-27               7.00               3,625,000           3,668,428
Mahtomedi Multi-family Housing
     Refunding Revenue Bonds
     Briarcliff Series 1996 A.M.T.
         06-01-36               7.35               2,185,000           2,168,700
Mankato Unlimited General Obligation Bonds
     Series 2001A (FGIC Insured)
         02-01-05               3.50               1,065,000           1,101,977
Maplewood Elder Care Facilities
     Revenue Bonds Care Institute
     Series 1994
         01-01-24               7.75               3,775,000(b)        2,831,250
Marshall Independent School District #413
     Unlimited General Obligation Bonds
     Series 2003A (FSA Insured)
         02-01-19               4.13               1,560,000           1,560,000
Minneapolis & St. Paul Housing &
     Redevelopment Authority Health Care
     System Refunding Revenue Bonds
     Group Health Plan Series 1992
         12-01-13               6.75               6,500,000           6,677,710
Minneapolis & St. Paul Housing &
     Redevelopment Authority Health Care
     System Refunding Revenue Bonds
     Healthspan Series 1993A (AMBAC Insured)
         11-15-18               4.75              13,500,000          13,826,564

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
43 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP Minnesota Tax-Exempt Fund

Name of                       Coupon               Principal            Value(a)
issuer and                      rate                  amount
title of
issue(d,e)

Minneapolis & St. Paul Metropolitan
     Airports Commission Revenue Bonds
     Series 2001B (FGIC Insured) A.M.T.
         01-01-16               5.75%             $2,940,000          $3,242,614
Minneapolis & St. Paul Metropolitan
     Airports Commission Revenue Bonds
     Series 2001C (FGIC Insured)
         01-01-18               5.50               2,000,000           2,205,080
Minneapolis & St. Paul Metropolitan
     Airports Commission Revenue Bonds
     Series 2001D (FGIC Insured) A.M.T.
         01-01-05               5.00               2,680,000           2,805,478
Minneapolis & St. Paul Metropolitan Council
     Unlimited General Obligation Bonds
     Series 2002C
         02-01-08               5.00               3,240,000           3,621,413
         02-01-09               5.00               3,240,000           3,651,577
Minneapolis Community Development
     Agency Limited Tax Supported
     Development Refunding Revenue Bonds
     2nd Series 2001A A.M.T.
         06-01-19               5.88               1,000,000           1,087,300
Minneapolis Community Development
     Agency Limited Tax Supported
     Development Refunding Revenue Bonds
         Common Bond Fund 7th Series 1997A
         06-01-12               5.50                 250,000             273,593
Minneapolis Community Development
     Agency Limited Tax Supported
     Development Revenue Bonds
     Common Bond Fund 1st Series 1996
         06-01-11               6.00                 980,000           1,063,055
Minneapolis Community Development
     Agency Tax Increment
     Capital Appreciation
     Refunding Revenue Bonds Zero Coupon
     Series 1990 (MBIA Insured)
         09-01-04               2.95               3,000,000(h)        2,959,980
Minneapolis Convention Center
     Unlimited General Obligation Bonds
     Series 2002A
         12-01-07               5.00               3,670,000           4,134,622
         12-01-08               5.00               4,315,000           4,913,232
Minneapolis Health Care Systems Revenue Bonds
     Fairview Health Services Series 2002B
     (MBIA Insured)
         05-15-14               5.50               2,050,000           2,393,150
         05-15-15               5.50               2,160,000           2,492,791
         05-15-16               5.50               2,200,000           2,519,044
         05-15-17               5.50               1,295,000           1,469,100
Minneapolis Special School District #1
     Certificates of Participation
     Refunding Revenue Bonds Series 2002B
     (FSA Insured)
         02-01-10               5.00               1,000,000           1,127,500
         02-01-11               5.00               1,040,000           1,174,961
Minneapolis Special School District #1
     Certificates of Participation
     Series 1998B
         02-01-07               4.10               1,000,000           1,073,220
Minneapolis Special School District #1
     Unlimited General Obligation Bonds
     Series 2001 (FSA Insured)
         02-01-09               5.00               1,325,000           1,492,573
Minneapolis Unlimited General Obligation Bonds
     Series 2001
         12-01-11               5.00               3,035,000           3,469,703
         12-01-21               5.00               1,125,000           1,188,405
Monticello-Big Lake Community Hospital
     Health Care Facilities
     Revenue Bonds Series 1998A
     (Radian Group Financial Guaranty)
         12-01-19               5.75               1,600,000           1,770,160
New Brighton Tax Credit Investor
     Revenue Bonds
     Polynesian Village Apartments
     Series 1995B A.M.T.
         07-15-09               7.75               2,355,000           2,371,744
New Hope Housing & Healthcare Facilities
 Revenue Bonds Minnesota Masonic Home
     North Ridge Series 1999
         03-01-29               5.88               1,250,000           1,260,575

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
44 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP Minnesota Tax-Exempt Fund

Name of                       Coupon               Principal            Value(a)
issuer and                      rate                  amount
title of
issue(d,e)

Northern Minnesota Municipal Power Agency
     Electric System Capital Appreciation
     Refunding Revenue Bonds
     Zero Coupon Series 1989A
     (AMBAC Insured)
         01-01-10               3.80%             $2,000,000(h)       $1,620,720
Northern Minnesota Municipal Power Agency
     Electric System Refunding Revenue Bonds
     Series 1997 (FSA Insured)
         01-01-08               5.50               1,250,000           1,418,313
Northern Minnesota Municipal Power Agency
     Electric System Refunding Revenue Bonds
     Series 1998 (FSA Insured)
         01-01-14               5.38               1,100,000           1,243,935
Northern Minnesota Municipal Power Agency
     Electric System Refunding Revenue Bonds
     Series 1998B (AMBAC Insured)
         01-01-20               4.75               5,000,000           5,174,500
Oakdale Multi-family Housing Refunding
     Revenue Bonds Oakdale Village
     Apartments Series 1998 A.M.T.
         11-01-28               6.00               3,650,000           3,327,742
Olmsted County Health Care Facilities
     Refunding Revenue Bonds
     Olmsted Medical Center
     Series 1998
         07-01-19               5.55               1,125,000           1,143,765
Olmsted County Housing & Redevelopment
     Authority Public Facilities Refunding
     Revenue Bonds Series 2002B
         02-01-05               4.00               1,215,000           1,265,277
Olmsted County Resource Recovery
     Unlimited General Obligation Refunding
     Bonds Series 2002A
         02-01-05               4.00               1,900,000           1,981,662
Osseo Independent School District #279
     Unlimited General Obligation Bonds
     Series 2000A
         02-01-13               5.75               3,200,000           3,748,864
         02-01-14               5.75               1,100,000           1,284,855
Osseo Independent School District #279
     Unlimited General Obligation Bonds
     Series 2001B
         02-01-09               5.00               2,860,000           3,224,879
Osseo Independent School District #279
     Unlimited General Obligation Bonds
     Series 2002A (FSA Insured)
         02-01-11               5.00               1,570,000           1,773,739
         02-01-12               5.00               3,455,000           3,916,657
         02-01-15               5.25               3,585,000           4,064,565
Prior Lake Independent School
     District #719 Unlimited General Obligation
     Bonds Series 2002A (FGIC Insured)
         02-01-05               4.00                 640,000             667,200
Puerto Rico Electric Power Authority
     Revenue Bonds
     Series 2002LL (MBIA Insured)
         07-01-17               5.50               5,000,000(c)        5,939,750
Ramsey County
     Unlimited General Obligation
     Refunding Bonds Capital Improvement
     Series 2002B
         02-01-10               5.25               2,150,000           2,461,707
         02-01-13               5.25               3,560,000           4,032,839
         02-01-14               5.25               3,840,000           4,325,299
Richfield Multi-family Housing
     Refunding Revenue Bonds
     Village Shores Apartments
     Series 1996
         08-01-31               7.63               2,920,000           2,989,233
Richfield Senior Housing
     Revenue Bonds Series 2000A
         02-01-35               7.75               3,000,000           3,048,510
Robbinsdale Multi-family Housing
     Revenue Bonds Copperfield Hill
     Series 1996A
         12-01-31               7.35               3,260,000           3,255,827
Rochester Multi-family Housing
     Development Revenue Bonds
     Wedum Shorewood Campus
     Series 1999
         06-01-36               6.60               2,000,000           2,014,440

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
45 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP Minnesota Tax-Exempt Fund

Name of                       Coupon               Principal            Value(a)
issuer and                      rate                  amount
title of
issue(d,e)

Sartell Health Care & Housing Facilities
     Revenue Bonds Foundation for Health Care
     Series 1999A
         09-01-29               6.63%             $3,000,000          $2,896,350
Sartell Health Care & Housing Facilities
     Revenue Bonds Foundation for Health Care
     Series 2001A
         09-01-30               8.00               1,000,000           1,059,640
Shoreview Senior Housing
     Revenue Bonds Series 1996
         02-01-26               7.25               2,000,000           2,093,100
Southern Minnesota Municipal
     Power Agency Power Supply System
     Capital Appreciation Refunding Revenue
      Bonds Capital Zero Coupon Series 1994A
     (MBIA Insured)
         01-01-19               6.67              19,500,000(h)        9,820,589
Southern Minnesota Municipal
     Power Agency Power Supply System
     Refunding Revenue Bonds
     Series 1992A
         01-01-18               5.75                 370,000             380,756
Southern Minnesota Municipal
     Power Agency Power Supply System
     Refunding Revenue Bonds
     Series 1992A (MBIA Insured)
         01-01-18               5.75               1,600,000           1,646,512
Southern Minnesota Municipal
     Power Agency Power Supply System
     Revenue Bonds Series 2002A
     (AMBAC Insured)
         01-01-17               5.25              15,000,000          17,209,499
St. Cloud Housing & Redevelopment Authority
     Revenue Bonds Series 2002
         05-01-18               5.13               3,000,000           3,233,460
St. Louis Park Multi-family
     Housing Refunding Revenue Bonds
     Park Boulevard Towers Series 1996
         04-01-31               7.00               3,840,000           3,834,739
St. Paul Capital Improvement
     Unlimited General Obligation Bonds
     Series 2003A
         03-01-08               3.50               1,850,000           1,953,637
         03-01-09               3.50               1,875,000           1,970,006
St. Paul Housing & Redevelopment Authority
     Health Care Facilities Refunding Revenue Bonds
     Lyngblomsten Care Center Series 1993
         11-01-06               7.13                 575,000             581,440
         11-01-17               7.13               1,665,000           1,678,154
St. Paul Housing & Redevelopment Authority
     Health Care Facilities Revenue Bonds
     Lyngblomsten Multi-family Series 1993
         11-01-24               7.00               1,785,000           1,747,390
St. Paul Housing & Redevelopment Authority
     Lease Revenue Bonds
     Community of Peace Academy
     Series 2001A
         12-01-30               7.88               2,390,000           2,538,037
St. Paul Housing & Redevelopment Authority
     Lease Revenue Bonds
     Minnesota Business Academy
     Series 2000
         03-01-30               8.00               3,710,000           3,393,166
St. Paul Housing & Redevelopment Authority
     Single Family Housing Mortgage Refunding
     Revenue Mortgage-backed Bonds
     Middle Income Series 1995 (FNMA Insured)
         03-01-28               6.80               1,830,000           1,919,633
St. Paul Sewer Project
     Refunding Revenue Bonds
     Series 2003D (AMBAC Insured)
         12-01-08               4.00               3,500,000           3,802,260
State Agricultural & Economic Development
     Board Health Care Facilities Refunding
     Revenue Bonds Benedictine Health System
     St. Mary's Health System Duluth Clinic
     Obligated Group Series 1999A
     (MBIA Insured)
         02-15-16               4.75               1,000,000           1,061,030

See accompanying notes to investments in securities.


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46 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP Minnesota Tax-Exempt Fund

Name of                       Coupon               Principal            Value(a)
issuer and                      rate                  amount
title of
issue(d,e)

State Business Academy Capital Appreciation
     Revenue Bonds Zero Coupon Series 2002
         06-30-07               6.01%               $292,000(h)         $237,527
State Housing Finance Agency
     Revenue Bonds 2nd Series 2002R
     Inverse Floater A.M.T.
         07-01-33              14.34               2,130,000(i)        2,409,222
State Housing Finance Agency
     Single Family Housing Mortgage
     Revenue Bonds Series 1994L
     A.M.T.
         07-01-20               6.70                 370,000             380,582
State Housing Finance Agency
     Single Family Housing Mortgage
     Revenue Bonds Series 1996J
     A.M.T.
         07-01-21               5.60                 210,000             219,041
State Housing Finance Agency
     Single Family Housing Mortgage
     Revenue Bonds Series 1997K
     A.M.T.
         01-01-26               5.75               2,620,000           2,719,324
State Public Facilities Authority
     Drinking Water
     Revenue Bonds Series 2002B
         03-01-10               5.00               2,500,000           2,827,275
         03-01-13               5.25               2,500,000           2,899,475
         03-01-14               5.25               2,500,000           2,909,900
State Public Facilities Authority Water
     Pollution Control Revenue Bonds
     Series 2001A
         03-01-05               4.00               1,500,000           1,567,845
         03-01-08               5.00               3,000,000           3,363,540
         03-01-20               5.00               4,000,000           4,212,320
State Unlimited General Obligation Bonds
     Series 2001
         10-01-05               5.00               2,420,000           2,619,069
         10-01-10               5.00               7,665,000           8,780,946
         10-01-15               5.00               4,455,000           4,934,269
State Unlimited General Obligation Bonds
     Series 2002
         08-01-10               5.00               9,075,000          10,368,550
         11-01-15               5.25               3,575,000           4,101,383
State Unlimited General Obligation Bonds
     Series 2003
         08-01-12               4.00              10,365,000          11,093,555
State Unlimited General Obligation
     Refunding Bonds Series 1998
         11-01-08               5.00               1,170,000           1,333,613
State Unlimited General Obligation
     Refunding Bonds Series 2002
         08-01-06               5.00               5,000,000           5,518,050
Steele County Health Care Facilities
     Revenue Bonds Elderly Housing Project
     Series 2000
         06-01-30               6.88               2,205,000           2,449,336
Suburban Hennepin Regional Park District
     Unlimited General Obligation Bonds
     Series 2001
         02-01-05               4.50               1,025,000           1,077,367
University of Minnesota
     Refunding Revenue Bonds
     Inverse Floater Series 1993
         08-15-03               8.37               5,000,000(i)        5,045,661
University of Minnesota
     Refunding Revenue Bonds
     Inverse Floater Series 2002
         07-01-21              14.56               4,500,000(i)        6,764,310
University of Minnesota
     Refunding Revenue Bonds
     Series 1996A
         07-01-13               5.75               2,000,000           2,404,220
         07-01-16               5.75               3,040,000           3,667,517
Vadnais Heights Multi-family Housing
     Refunding Revenue Bonds
     Cottages of Vadnais Heights
     Series 1995 A.M.T.
         12-01-31               7.00               3,010,000           3,013,161
Vadnais Heights Multi-family Housing
     Tax Credit Refunding Revenue Bonds
     Series 1997 A.M.T.
         07-15-09               7.00               1,080,000           1,091,664

See accompanying notes to investments in securities.


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47 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP Minnesota Tax-Exempt Fund

Name of                       Coupon               Principal            Value(a)
issuer and                      rate                  amount
title of
issue(d,e)

Western Minnesota Municipal
     Power Agency Refunding
     Revenue Bonds Series 1987A
         01-01-15               5.50%             $5,000,000          $5,011,550
Western Minnesota Municipal
     Power Agency Refunding
     Revenue Bonds Series 1987A
     (MBIA Insured)
         01-01-15               5.50               6,250,000           6,264,438
Western Minnesota Municipal
     Power Agency Refunding
     Revenue Bonds Series 1996A
     (AMBAC Insured)
         01-01-06               6.25               1,285,000           1,430,873
Western Minnesota Municipal
     Power Agency Refunding
     Revenue Bonds Series 2003A
     (MBIA Insured)
         01-01-26               5.00               4,250,000(g)        4,437,468
         01-01-30               5.00               5,665,000(g)        5,901,514
White Bear Lake Independent School District #624
     Unlimited General Obligation Bonds
     Series 2002B (FGIC Insured)
         02-01-13               5.00               1,405,000           1,583,744
         02-01-14               5.00               1,480,000           1,657,689
White Bear Lake Independent School District #624
     Unlimited General Obligation
     Refunding Bonds Series 2002C
     (FSA Insured)
         02-01-08               5.00               1,310,000           1,464,213
         02-01-09               5.00               1,375,000           1,548,896
Willmar Rice Memorial Hospital
     Unlimited General Obligation Bonds
     Series 2002 (FSA Insured)
         02-01-11               5.00               1,025,000           1,156,538
         02-01-12               5.00               1,120,000           1,267,851
         02-01-13               5.00               1,200,000           1,360,608

Total municipal bonds
(Cost: $417,162,294)                                                $436,832,426

Municipal notes (7.0%)
Issuer(d,e,f)                Effective             Amount               Value(a)
                                yield            payable at
                                                  maturity

Arden Hills Housing & Health Care Facilities
     Revenue Bonds Presbyterian Homes
     V.R. Series 1999A (U.S. Bank Trust)
         09-01-29               1.05%               $300,000            $300,000
Arden Hills Housing & Health Care Facilities
     Revenue Bonds Presbyterian Homes
     V.R. Series 1999B (U.S. Bank Trust)
         09-01-29               1.05               1,200,000           1,200,000
Beltrami County Environmental Control
     Revenue Bonds Northwood Panel Board
     V.R. Series 1995
     (Toronto-Dominion Bank) A.M.T.
         07-01-25               0.95                 500,000             500,000
Brooklyn Center
     Refunding Revenue Bonds
     Brookdale Corporation
     V.R. Series 2001 (U.S. Bank)
         12-01-07               1.05                 400,000             400,000
         12-01-14               1.05               1,500,000           1,500,000
Cohasset
     Refunding Revenue Bonds
     Minnesota Power & Light
     V.R. Series 1997A (ABN Amro Bank)
         06-01-20               1.00               3,000,000           3,000,000
Dakota County Community Development
     Agency Multi-Family Housing
     Revenue Bonds Regatta Commons Project
     V.R. Series 2003A (LaSalle Bank) A.M.T.
         01-01-38               1.10               1,600,000           1,600,000
Duluth Economic Development Authority
     Health Care Facilities Revenue Bonds
     Miller-Dwan Medical Center
     V.R. Series 1997 (U.S. Bank)
         06-01-19               1.05               2,950,000           2,950,000
Mankato Multi-family Housing
     Refunding Revenue Bonds
     Highland Hills V.R. Series 1997
     (U.S. Bank Trust)
         05-01-27               1.05               2,700,000           2,700,000
Maple Grove Multi-family Housing
     Revenue Bonds  V.R. Series 1991
     (Wells Fargo Bank)
         11-01-31               0.95               1,635,000           1,635,000

See accompanying notes to investments in securities.


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48 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP Minnesota Tax-Exempt Fund

Issuer(d,e,f)                Effective             Amount               Value(a)
                                yield            payable at
                                                  maturity

Minneapolis & St. Paul Housing & Redevelopment
     Authority Health Care System
     Children's Health Refunding Revenue Bonds
     V.R. Series 1995B (Norwest Bank)
     (FSA Insured)
         08-15-25               1.05%             $1,500,000          $1,500,000
Roseville Health Care Facilities
     Refunding Revenue Bonds
     Presbyterian Home Care V.R.
     (U.S. Bank)
         10-01-29               1.05               1,140,000           1,140,000
St. Paul Housing & Redevelopment Authority
     Public Radio Project
     V.R. Series 2002 (Allied Irish Bank)
         05-01-22               1.05                 900,000             900,000
State Higher Education Facilities Authority
     Refunding Revenue Bonds
     St. Olaf College V.R. 5th Series 2002M2
     (Harris Trust & Savings Bank)
         10-01-20               1.00               3,400,000           3,400,000
State Higher Education Facilities Authority
     Revenue Bonds
     St. Catherine's College V.R. 5th Series 2002N2
     (Allied Irish Bank)
         10-01-32               1.15               2,000,000           2,000,000
State Higher Education Facilities Authority
     Revenue Bonds
     St. Olaf College V.R. 5th Series 2000H
     (Harris Trust & Savings Bank)
         10-01-30               1.00               6,000,000           6,000,000
State Higher Education Facilities Authority
     Revenue Bonds
     St. Olaf College V.R. 5th Series 2002M1
     (Harris Trust & Savings Bank)
         10-01-32               1.00               2,400,000           2,400,000

Total municipal notes
(Cost: $33,125,000)                                                  $33,125,000

Total investments in securities
(Cost: $450,287,294)(j)                                             $469,957,426

See accompanying notes to investments in securities.


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49 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP Minnesota Tax-Exempt Fund
Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States. The securities represented 2.0% of net assets as of June 30, 2003.

(d) The following abbreviations may be used in the portfolio security descriptions to identify the insurer of the issue:

     ACA      -- ACA Financial Guaranty Corporation
     AMBAC    -- American Municipal Bond Association Corporation
     BIG      -- Bond Investors Guarantee
     CGIC     -- Capital Guaranty Insurance Company
     FGIC     -- Financial Guaranty Insurance Company
     FHA      -- Federal Housing Authority
     FHLMC    -- Federal Home Loan Mortgage Corporation
     FNMA     -- Federal National Mortgage Association
     FSA      -- Financial Security Assurance
     GNMA     -- Government National Mortgage Association
     MBIA     -- MBIA Insurance Corporation
     XLCA     -- XL Capital Assurance

(e)  The following abbreviations may be used in the portfolio descriptions:

     A.M.T.   -- Alternative Minimum Tax -- As of June 30, 2003, the value of securities subject to alternative minimum tax represented 9.0% of net assets.
     B.A.N.   -- Bond Anticipation Note
     C.P.     -- Commercial Paper
     R.A.N.   -- Revenue Anticipation Note
     T.A.N.   -- Tax Anticipation Note
     T.R.A.N. -- Tax & Revenue Anticipation Note
     V.R.     -- Variable Rate
     V.R.D.B. -- Variable Rate Demand Bond
     V.R.D.N. -- Variable Rate Demand Note

(f) The Fund is entitled to receive principal amount from issuer/obligor or third party, if indicated in parentheses, after a day or a week's notice. The maturity date disclosed represents the final maturity. Interest rate varies to reflect current market conditions; rate shown is the effective rate on June 30, 2003.

(g) At June 30, 2003, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $10,421,602.

(h) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(i) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in market short-term rates. Interest rate disclosed is the rate in effect on June 30, 2003. As of June 30, 2003, the value of inverse floaters represented 4.3% of net assets.

(j) At June 30, 2003, the cost of securities for federal income tax purposes was $450,287,294 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                     $22,139,925
     Unrealized depreciation                      (2,469,793)
                                                  ----------
     Net unrealized appreciation                 $19,670,132
                                                 -----------

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50 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

Investments in Securities

AXP New York Tax-Exempt Fund

June 30, 2003
(Percentages represent value of investments compared to net assets)

Municipal bonds (90.5%)
Name of                       Coupon               Principal            Value(a)
issuer and                      rate                  amount
title of
issue(b,d)

Erie County Unlimited Tax
     General Obligation Bonds
     Series 1995B (FGIC Insured)
         06-15-25               5.50%               $700,000            $755,314
Erie County Water Authority
     Refunding Revenue Bonds Series 1990A
     Escrowed to Maturity (AMBAC Insured)
         12-01-08               6.00               1,765,000           2,029,097
Huntington Housing Authority
     Revenue Bonds
     Senior Housing Facilities
     Gurwin Jewish Senior Residences
     Series 1999A
         05-01-39               6.00               1,750,000           1,508,570
Kenmore Housing Authority
     Student Housing Revenue Bonds
     State University Buffalo Student
     Apartments Series 1999A
     (Radian Group Financial Guaranty)
         08-01-24               5.50               1,000,000           1,079,420
Long Island Power Authority Electric System
     Refunding Revenue Bonds
     Series 1998A (AMBAC Insured)
         04-01-09               5.25               1,000,000           1,139,270
         12-01-11               5.50               2,500,000           2,921,900
Long Island Power Authority Electric System
     Refunding Revenue Bonds
     Series 2003B
         06-01-05               5.00               2,000,000           2,116,960
Metropolitan Transportation Authority
     Refunding Revenue Bonds
     Series 2002A (AMBAC Insured)
         11-15-19               5.50               2,000,000           2,249,820
Metropolitan Transportation Authority
     Revenue Bonds
     Dedicated Tax Fund
     Series 1998A (FGIC Insured)
         04-01-28               4.75               1,000,000           1,126,760
Monroe County Airport Authority
     Refunding Revenue Bonds
     Greater Rochester International Airport
     Series 1999 (MBIA Insured) A.M.T.
         01-01-16               5.88               1,500,000           1,762,860
Monroe County Unlimited General
     Obligation Refunding Bonds
     Public Improvement Series 1996
         03-01-15               6.00               1,250,000           1,491,138
Mount Vernon Industrial Development Agency
     Revenue Bonds Civic Facilities
     Wartburg Senior Housing Meadowview
     Series 1999
         06-01-29               6.20               1,000,000             943,360
Nassau County Interim Finance Authority
     Sales Tax Secured
     Refunding Revenue Bonds
     Series 2003B (AMBAC Insured)
         11-15-18               5.00               2,000,000           2,187,100
New York & New Jersey Port Authority Special
     Obligation Refunding Revenue Bonds
     KIAC Partners
     4th Series 1996 A.M.T.
         10-01-19               6.75               1,500,000           1,568,490
New York City Municipal Water Finance Authority
     Revenue Bonds
     Water & Sewer System
     Series 1996B (MBIA Insured)
         06-15-26               5.75                 500,000             548,355
New York City Transitional Finance Authority
     Future Sales Tax
     Pre-refunded Revenue Bonds
     Series 2001B
     Escrowed to Maturity
         02-01-08               5.50                 280,000             321,734

See accompanying notes to investments in securities.


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51 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP New York Tax-Exempt Fund

Name of                       Coupon               Principal            Value(a)
issuer and                      rate                  amount
title of
issue(b,d)

New York City Transitional Finance Authority
     Future Sales Tax
     Un-refunded Revenue Bonds
     Series 2001B
         02-01-08               5.50%             $1,220,000          $1,382,614
New York City Transitional Finance Authority
     Future Secured Sales Tax
     Pre-funded Revenue Bonds
     Series 1999C
         05-01-25               5.50                 440,000             518,901
New York City Transitional Finance Authority
     Future Secured Sales Tax
     Revenue Bonds Series 2001B
         02-01-10               5.50               3,885,000           4,463,437
New York City Transitional Finance Authority
     Future Secured Sales Tax
     Un-refunded Revenue Bonds
     Series 1999C
         05-01-25               5.50                 560,000             608,210
New York City Trust for Cultural Resources
     Revenue Bonds
     Museum of American Folk Art
     Series 2000 (ACA Insured)
         07-01-22               6.00               1,000,000           1,111,130
New York City Unlimited General Obligation
     Bonds Series 2000R
     Inverse Floater (FGIC Insured)
         05-15-16              14.83                 830,000(f)        1,257,940
New York City Unlimited General Obligation
     Bonds Series 2002C (XLCA Insured)
         03-15-12               5.00               1,000,000           1,113,540
New York City Unlimited General Obligation
     Bonds Series 2003G
         08-01-08               3.25               2,000,000           2,023,680
New York City Unlimited General Obligation
     Bonds Series 2003J
         06-01-18               5.50               2,000,000           2,139,400
         06-01-20               5.50               2,000,000           2,136,100
New York City Unlimited General Obligation
     Pre-refunded Bonds Series 1994B-1
         08-15-16               7.00               1,500,000           1,617,150
New York City Unlimited General Obligation
     Pre-refunded Bonds Series 1996J
         12-15-19               5.88                 155,000             174,656
New York City Unlimited General Obligation
     Refunding Bonds Series 2002E
         08-01-16               5.75               3,000,000           3,315,480
Puerto Rico Electric Power Authority
     Refunding Revenue Bonds
     2nd Series 2002D-179
     Inverse Floater (MBIA Insured)
         07-01-17              14.62               1,500,000(c,f)      2,347,650
Puerto Rico Housing Finance Authority
     Revenue Bonds Series 2003A A.M.T.
         06-01-34               4.88               2,000,000(c)        2,021,860
State Dormitory Authority
     Pre-refunded Revenue Bonds
     City University 3rd General Resolution
     2nd Series 1994 (MBIA Insured)
         07-01-19               6.25               1,500,000           1,580,040
State Dormitory Authority
     Pre-refunded Revenue Bonds
     Series 1990B
         05-15-11               7.50                 415,000             532,802
State Dormitory Authority
     Refunding Revenue Bonds
     City University Systems Series 2003A
     (MBIA Insured)
         07-01-09               5.25               1,500,000           1,719,240
State Dormitory Authority
     Refunding Revenue Bonds
     Consolidated City University System
     Series 1993A
         07-01-13               5.75               3,000,000           3,558,600
State Dormitory Authority
     Refunding Revenue Bonds
     St. Thomas Aquinas College
     Series 1998
     (Radian Group Financial Guaranty)
         07-01-14               5.00               1,125,000           1,214,066

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
52 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP New York Tax-Exempt Fund

Name of                       Coupon               Principal            Value(a)
issuer and                      rate                  amount
title of
issue(b,d)

State Dormitory Authority
     Refunding Revenue Bonds
     State University Educational Facilities
     Series 1993A (AMBAC Insured)
         05-15-15               5.25%             $2,930,000          $3,402,082
         05-15-19               5.50               2,000,000           2,365,500
State Dormitory Authority
     Revenue Bonds
     Memorial Sloan-Kettering Cancer Center
     1st Series 2003 (MBIA Insured)
         07-01-21               5.00               2,000,000           2,132,040
State Dormitory Authority
     Revenue Bonds
     Pratt Institute Series 1999
     (Radian Group Financial Guaranty)
         07-01-20               6.00               1,500,000           1,727,220
State Dormitory Authority
     School Districts Financing
     Revenue Bonds Series 2002D
     (MBIA Insured)
         10-01-07               5.00               3,380,000           3,796,584
State Dormitory Authority
     Un-refunded Balance Revenue Bonds
     Series 1990B
         05-15-11               7.50               1,485,000           1,835,891
State Energy Research & Development Authority
     Revenue Bonds Gas Facilities
     Residual Certificates Brooklyn Union Gas
     Series 2000 Inverse Floater (MBIA Insured)
         01-01-21              14.64                 330,000(f)          409,144
State Environmental Facilities
     Clean Water & Drinking Water
     Revolving Funds Refunding Revenue Bonds
     Series 2002L
         11-15-10               5.00               1,235,000           1,409,604
         11-15-12               5.00               2,410,000           2,757,691
State Environmental Facilities
     Pollution Control Revenue Bonds
     State Water Revolving Fund
     Series 1990A
         06-15-12               7.50                 295,000             295,811
State Mtge Agency Revenue Bonds
     2nd Series 2002B
     Inverse Floater A.M.T.
         04-01-32              14.24               1,000,000(f)        1,091,850
State Mtge Agency Revenue Bonds
     Series 2002A A.M.T.
         04-01-23               4.75               2,000,000           2,019,620
State Unlimited General Obligation Bonds
     Series 2003A
         03-15-08               4.00               2,000,000           2,136,120
State Urban Development
     Capital Correctional Facilities
     Revenue Bonds
     5th Series 1995 (MBIA Insured)
         01-01-25               5.50                 750,000             813,068
State Urban Development
     Personal Income Tax
     Revenue Bonds
     Series 2002D
         12-15-07               5.00               5,000,000           5,581,849
State Urban Development
     Refunding Revenue Bonds
     Series 2002A (XLCA Insured)
         01-01-11               5.25               3,000,000           3,424,650
State Urban Development
     Refunding Revenue Bonds
     Series 2002C (XLCA Insured)
         01-01-09               4.00               1,545,000           1,654,788
Suffolk County Industrial Development Agency
     Revenue Bonds Continuing Care Retirement
     Jeffersons Ferry Series 1999A
         11-01-28               7.25               1,500,000           1,580,355
Syracuse Unlimited General Obligation Bonds
     Series 2002C (FGIC Insured) A.M.T.
         01-01-05               4.25               1,150,000           1,195,345
Triborough Bridge & Tunnel Authority
     Refunding Revenue Bonds
     Convention Center Series 1990E
         01-01-11               6.00               1,145,000           1,348,180
Triborough Bridge & Tunnel Authority
     Refunding Revenue Bonds
     Series 2002 (MBIA Insured)
         11-15-23               5.25               2,000,000           2,166,700

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
53 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP New York Tax-Exempt Fund
Municipal bonds (continued)

Name of                       Coupon               Principal            Value(a)
issuer and                      rate                  amount
title of
issue(b,d)

Triborough Bridge & Tunnel Authority
     Refunding Revenue Bonds
     Series 2002B
         11-15-10              5.00%             $3,000,000          $3,407,070
Yonkers Unlimited General Obligation Bonds
     Series 2001B (AMBAC Insured)
         12-15-07               3.88               1,010,000           1,087,639

Total municipal bonds
(Cost: $99,555,559)                                                 $106,225,445

Municipal notes (8.3%)
Issuer(b,d,e)                Effective             Amount               Value(a)
                                yield            payable at
                                                  maturity

New York City Housing Development
     Revenue Bonds
     Residential-East 17th Street
     V.R. Series 1993A
     (Chase Manhattan Bank)
         01-01-23               0.92%             $1,300,000          $1,300,000
New York City Transitional Finance Authority
     Revenue Bonds Future Tax Secured
     V.R. Series 1998C (Bayerische Landesbank)
         05-01-28               0.95                 600,000             600,000
New York City Transitional Finance Authority
     Revenue Bonds Future Tax Secured
     V.R. Series 2002C (Toronto-Dominion Bank)
         08-01-31               0.95               1,100,000           1,100,000
New York City Unlimited General Obligation
     Bonds V.R. Series 1992B (FGIC Insured)
         10-01-22               0.95               1,000,000           1,000,000
New York City Unlimited General Obligation
     Bonds V.R. Series 1993A-7
     (Morgan Guaranty Trust)
         08-01-20               0.85               2,400,000           2,400,000
New York City Unlimited General Obligation
     Bonds V.R. Series 1994B2
     (Landesbank Hessen-Thuringen Girozentrale)
     (MBIA Insured)
         08-15-09               0.95               1,000,000           1,000,000
New York City Unlimited General Obligation
     Refunding Bonds V.R. Series 1993E5
     (JP Morgan Chase)
         08-01-19               0.95               1,200,000           1,200,000
New York City Unlimited General Obligation
     Refunding Bonds V.R. Series 1994H-3
     (State Street Bank & Trust)
     (FSA Insured)
         08-01-22               0.85               1,100,000           1,100,000

Total municipal notes
(Cost: $9,700,000)                                                    $9,700,000

Total investments in securities
(Cost: $109,255,559)(g)                                             $115,925,445

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
54 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP New York Tax-Exempt Fund
Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) The following abbreviations may be used in the portfolio security descriptions to identify the insurer of the issue:

     ACA      -- ACA Financial Guaranty Corporation
     AMBAC    -- American Municipal Bond Association Corporation
     BIG      -- Bond Investors Guarantee
     CGIC     -- Capital Guaranty Insurance Company
     FGIC     -- Financial Guaranty Insurance Company
     FHA      -- Federal Housing Authority
     FHLMC    -- Federal Home Loan Mortgage Corporation
     FNMA     -- Federal National Mortgage Association
     FSA      -- Financial Security Assurance
     GNMA     -- Government National Mortgage Association
     MBIA     -- MBIA Insurance Corporation
     XLCA     -- XL Capital Assurance

(c) Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States. The securities represented 3.7% of net assets as of June 30, 2003.

(d)  The following abbreviations may be used in the portfolio descriptions:

     A.M.T.   -- Alternative Minimum Tax -- As of June 30, 2003, the value of securities subject to alternative minimum tax represented 8.2% of net assets.
     B.A.N.   -- Bond Anticipation Note
     C.P.     -- Commercial Paper
     R.A.N.   -- Revenue Anticipation Note
     T.A.N.   -- Tax Anticipation Note
     T.R.A.N. -- Tax & Revenue Anticipation Note
     V.R.     -- Variable Rate
     V.R.D.B. -- Variable Rate Demand Bond
     V.R.D.N. -- Variable Rate Demand Note

(e) The Fund is entitled to receive principal amount from issuer/obligor or third party, if indicated in parentheses, after a day or a week's notice. The maturity date disclosed represents the final maturity. Interest rate varies to reflect current market conditions; rate shown is the effective rate on June 30, 2003.

(f) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in market short-term rates. Interest rate disclosed is the rate in effect on June 30, 2003. As of June 30, 2003, the value of inverse floaters represented 4.3% of net assets.

(g) At June 30, 2003, the cost of securities for federal income tax purposes was $109,255,559 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                      $7,114,995
     Unrealized depreciation                        (445,109)
                                                    --------
     Net unrealized appreciation                  $6,669,886
                                                  ----------

--------------------------------------------------------------------------------
55 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

Investments in Securities
AXP Ohio Tax-Exempt Fund

June 30, 2003
(Percentages represent value of investments compared to net assets)

Municipal bonds (92.2%)
Name of                       Coupon               Principal            Value(a)
issuer and                      rate                  amount
title of
issue(d,e)

Bowling Green State University General Receipts
     Refunding Revenue Bonds
     Series 2003 (AMBAC Insured)
         06-01-12               5.00%             $1,145,000          $1,305,094
Brookville Local School District
     Unlimited General Obligation
     School Improvement Bonds
     Series 2003 (FSA Insured)
         12-01-18               5.25               1,000,000           1,123,350
Carroll Water & Sewer District
     Unlimited General Obligation Bonds
     Series 1998
         12-01-10               6.25                 355,000             379,332
Carroll Water & Sewer District
     Water System Improvement Unlimited
     General Obligation Bonds Series 1996
         12-01-10               6.25                 755,000             806,710
Cincinnati City School District
     School Improvement
     Limited General Obligation Bonds
     Series 2002 (FSA Insured)
         06-01-09               5.00               1,355,000           1,537,559
         06-01-21               5.25               2,600,000           2,840,915
City of Cleveland Waterworks
     Refunding Revenue Bonds
     Series 2002K (FGIC Insured)
         01-01-10               5.00               2,000,000           2,253,320
City of Hamilton Gas System
     Refunding Revenue Bonds
     Series 2003 (FSA Insured)
         10-15-12               5.00               1,230,000           1,399,703
City of Hamilton General Obligation Bonds
     One Renaissance Center
     Series 2001B (AMBAC Insured)
         11-01-03               2.60                 275,000             276,570
Cleveland City School District
     Refunding Revenue Bonds
     Series 1997 (AMBAC Insured)
         06-01-07               5.75               2,000,000           2,289,700
Cleveland State University General Receipts
     Revenue Bonds Series 2003A
     (FGIC Insured)
         06-01-15               5.00               1,000,000           1,118,980
Columbus City School District
     Unlimited General Obligation
     School Improvement Bonds
     Series 2003 (FGIC Insured)
         12-01-11               5.00               1,000,000           1,143,230
Cuyahoga County Health Care Facilities
     Refunding Revenue Bonds Judson
     Retirement Community Series 1996A
         11-15-18               7.25               1,000,000           1,071,600
Cuyahoga County Hospital
     Facilities Revenue Bonds
     Canton Series 2000
         01-01-30               7.50               1,000,000           1,119,790
Cuyahoga County Limited
     General Obligation Bonds
     Series 1993
         05-15-13               5.60                 500,000             575,545
Cuyahoga County Refunding Revenue Bonds
     Cleveland Clinic Foundation
     Series 2003A
         01-01-32               6.00               1,000,000           1,074,590
Dayton City School District
     Unlimited General Obligation
     School Improvement Bonds Series 2003A
     (FGIC Insured)
         12-01-27               5.00               1,250,000           1,312,213
Eaton City School District
     Unlimited General Obligation Bonds
     Series 2002 (FGIC Insured)
         12-01-17               5.38                 835,000             953,011

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
56 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP Ohio Tax-Exempt Fund

Name of                       Coupon               Principal            Value(a)
issuer and                      rate                  amount
title of
issue(d,e)

Franklin County Health Care Facilities
     Refunding Revenue Bonds
     Lutheran Senior City
     Series 1999
         12-15-28               6.13%             $1,250,000          $1,092,338
Franklin County Multi-family Housing
     Refunding Revenue Bonds
     Jefferson Chase Apartments
     Series 1998B A.M.T.
         11-01-35               6.40               1,000,000             790,940
Franklin County Multi-family Housing
     Refunding Revenue Bonds
     West Bay Apartments Series 1998
     A.M.T.
         12-01-25               6.38                 990,000(b)          641,164
Greater Cleveland Regional Transit Authority
     Limited General Obligation
     Capital Improvement Refunding Bonds
     Series 2002R (MBIA Insured)
         12-01-10               5.00               2,500,000           2,857,224
Jackson County Hospital Facilities
     Revenue Bonds Consolidated Health System
     Jackson Hospital Series 1999
     (Radian Group Financial Guaranty)
         10-01-20               6.13               1,000,000           1,140,140
Kenston Local School District
     Unlimited General Obligation
     School Improvement Bonds
     Series 2003 (MBIA Insured)
         12-01-16               5.00               1,000,000           1,106,640
Kettering City School District
     School Improvement Unlimited General
     Obligation Refunding Bonds Series 2003
     (FGIC Insured)
         12-01-30               5.00               1,000,000           1,047,540
Lakewood Limited General Obligation Bonds
     Series 2003
         12-01-19               5.00               1,515,000           1,611,445
Lakota Local School District Unlimited Tax
     Improvement General Obligation
     Pre-refunded Bonds
     Series 1994 (AMBAC Insured)
         12-01-14               6.25               2,000,000           2,234,720
Licking County Joint Vocational School District
     School Facilities Construction & Improvement
     Unlimited General Obligation Bonds
     Series 2002 (MBIA Insured)
         12-01-07               5.00               1,000,000           1,128,400
         12-01-08               5.00               1,110,000           1,268,153
Plain Local School District
     Unlimited General Obligation
     Refunding Bonds Series 2002
     (FGIC Insured)
         12-01-14               5.50               1,000,000           1,160,670
Puerto Rico Electric Power Authority
     Refunding Revenue Bonds
     Series 2002C Inverse Floater
     (MBIA Insured)
         07-01-17              10.09               1,500,000(c,g)      2,063,850
Puerto Rico Housing Finance Authority
     Revenue Bonds Series 2003A A.M.T.
         06-01-34               4.88               1,000,000(c)        1,010,930
Ross Township Local School District
     School Improvement Unlimited
     General Obligation Bonds Series 2003
     (FSA Insured)
         12-01-28               5.00               2,250,000           2,370,443
State Air Quality Development Authority
     Refunding Revenue Bonds
     JMG Funding Limited Partnership
     Series 1994 (AMBAC Insured) A.M.T.
         04-01-29               6.38                 500,000             538,175
State Building Authority
     State Facilities Administration Building Fund
     Revenue Bonds Series 1993A
         10-01-07               5.60               1,500,000           1,715,445
State Building Authority
     Adult Correctional Facilities
     Refunding Revenue Bonds
     Series 2001A (FSA Insured)
         10-01-07               5.50               1,890,000           2,162,103
         10-01-14               5.50               2,000,000           2,314,280

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
57 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP Ohio Tax-Exempt Fund

Name of                       Coupon               Principal            Value(a)
issuer and                      rate                  amount
title of
issue(d,e)

State Building Authority
     Juvenile Correctional Building
     Revenue Bonds Series 2003
         04-01-08               4.00%             $1,580,000          $1,701,012
State Building Authority
     Workers Compensation Facilities
     Refunding Revenue Bonds
     Series 2003A
         04-01-06               5.00               1,000,000           1,088,940
State Common Schools Capital Facilities
     Unlimited General Obligation Bonds
     Series 2001A
         06-15-13               5.00               1,500,000           1,666,140
State Conservation Projects
     Unlimited General Obligation Bonds
     Series 2002A
         09-01-09               4.00               1,115,000           1,208,526
State Higher Education Unlimited
     General Obligation Bonds
     Series 2002B
         11-01-08               5.00               2,000,000           2,277,520
State Higher Education Unlimited
     General Obligation Bonds
     Series 2003A
         05-01-11               5.00               1,000,000           1,138,070
State Higher Educational Facilities Commission
     Revenue Bonds Xavier University
     Series 2003 (FGIC Insured)
         05-01-08               4.00                 500,000             541,565
State Infrastructure Improvement Unlimited
     General Obligation Refunding Bonds
     Series 2002A
         02-01-20               5.50               2,000,000           2,350,440
State University General Receipts
     Revenue Bonds Series 2002A
         12-01-03               4.00                 500,000             506,385
         12-01-05               3.50                 500,000             524,805
State Water Development Authority
     Pollution Control Facilities
     Refunding Revenue Bonds
     Cleveland Electric Illuminating
     Series 1995
         08-01-25               7.70               1,000,000           1,084,110
State Water Development Authority
     Pollution Control Facilities
     Refunding Revenue Bonds
     Toledo Edison Series 1994A A.M.T.
         10-01-23               8.00               1,000,000           1,065,260
State Water Development Authority
     Water Pollution Control Refunding Revenue
     Bonds Series 2002
         12-01-13               5.25               1,000,000           1,173,210
Summit County Limited
     General Obligation Bonds Series 2003
         12-01-18               5.25               1,490,000           1,645,422
Toledo City School District
     Unlimited General Obligation
     School Improvement Bonds
     Series 2003 (FSA Insured)
         12-01-15               5.00               1,000,000           1,124,010
University of Akron General Receipts
     Revenue Bonds Series 2003A
     (AMBAC Insured)
         01-01-22               5.00               1,595,000           1,690,780
University of Cincinnati General Receipts
     Revenue Bonds Series 2001A
     (FGIC Insured)
         06-01-14               5.50               1,000,000           1,155,490
University of Cincinnati General Receipts
     Revenue Bonds Series 2003C
     (FGIC Insured)
         06-01-08               4.00               1,600,000           1,735,232
Warren County Special Assessment
     Limited General Obligation Bonds
     Series 1992
         12-01-12               6.10                 500,000             590,220
West Muskingum Local School District
     School Facilities Construction
     & Improvement Unlimited General
     Obligation Bonds Series 2003
     (FGIC Insured)
         12-01-30               5.00               1,000,000           1,047,540

Total municipal bonds
(Cost: $73,370,920)                                                  $76,150,489

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
58 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP Ohio Tax-Exempt Fund

Municipal notes (6.9%)
Issuer(e,f)                 Effective             Amount               Value(a)
                               yield            payable at
                                                  maturity
Cuyahoga County Hospital Revenue Bonds
     University Hospitals of Cleveland
     V.R. Series 1985 (Chase Manhattan Bank)
         01-01-16               0.86%             $1,890,000          $1,890,000
Cuyahoga County Revenue Bonds
     Cleveland Clinic V.R. Series 2003B-1
     (J.P. Morgan Chase Bank)
         01-01-35               1.00                 800,000             800,000
Paulding County Solid Waste Disposal
     Revenue Bonds Lafarge
     V.R. Series 1996 (Bayerische Landesbank)
         08-01-26               0.85                 100,000             100,000
State Air Quality Development Authority
     Pollution Control Revenue Bonds
     Ohio Edison V.R. Series 1988C
     (Barclays Bank) A.M.T.
         09-01-18               1.05               2,600,000           2,600,000
State Water Development Authority Pollution
     Control Facilities Revenue Bonds
     Ohio Edison V.R. Series 1988B
     (Barclays Bank) A.M.T.
         09-01-18               0.95                 300,000             300,000

Total municipal notes
(Cost: $5,690,000)                                                    $5,690,000

Total investments in securities
(Cost: $79,060,920)(h)                                               $81,840,489

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
59 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP Ohio Tax-Exempt Fund
Notes to investments in securities


(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States. The securities represented 3.7% of net assets as of June 30, 2003.

(d) The following abbreviations may be used in the portfolio security descriptions to identify the insurer of the issue:

     ACA      -- ACA Financial Guaranty Corporation
     AMBAC    -- American Municipal Bond Association Corporation
     BIG      -- Bond Investors Guarantee
     CGIC     -- Capital Guaranty Insurance Company
     FGIC     -- Financial Guaranty Insurance Company
     FHA      -- Federal Housing Authority
     FHLMC    -- Federal Home Loan Mortgage Corporation
     FNMA     -- Federal National Mortgage Association
     FSA      -- Financial Security Assurance
     GNMA     -- Government National Mortgage Association
     MBIA     -- MBIA Insurance Corporation
     XLCA     -- XL Capital Assurance

(e)  The following abbreviations may be used in the portfolio descriptions:

     A.M.T.   -- Alternative Minimum Tax -- As of June 30, 2003, the value of securities subject to alternative minimum tax represented 8.4% of net assets.
     B.A.N.   -- Bond Anticipation Note
     C.P.     -- Commercial Paper
     R.A.N.   -- Revenue Anticipation Note
     T.A.N.   -- Tax Anticipation Note
     T.R.A.N. -- Tax & Revenue Anticipation Note
     V.R.     -- Variable Rate
     V.R.D.B. -- Variable Rate Demand Bond
     V.R.D.N. -- Variable Rate Demand Note

(f) The Fund is entitled to receive principal amount from issuer/obligor or third party, if indicated in parentheses, after a day or a week's notice. The maturity date disclosed represents the final maturity. Interest rate varies to reflect current market conditions; rate shown is the effective rate on June 30, 2003.

(g) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in market short-term rates. Interest rate disclosed is the rate in effect on June 30, 2003. As of June 30, 2003, the value of inverse floaters represented 2.5% of net assets.

(h) At June 30, 2003, the cost of securities for federal income tax purposes was $79,060,920 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                        $3,524,134
     Unrealized depreciation                                          (744,565)
                                                                      --------
     Net unrealized appreciation                                    $2,779,569
                                                                    ----------

--------------------------------------------------------------------------------
60 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

Financial Statements

Statements of assets and liabilities
AXP State Tax-Exempt Funds

                                                                            California      Massachusetts       Michigan
                                                                            Tax-Exempt       Tax-Exempt        Tax-Exempt
June 30, 2003                                                                  Fund             Fund              Fund
Assets
Investments in securities, at value (Note 1)
   (identified cost $256,202,198, $96,870,788
   and $76,490,384)                                                       $272,444,145      $100,440,030      $79,883,938
Cash in bank on demand deposit                                                  68,789            74,567           18,932
Capital shares receivable                                                       36,373            17,000              200
Accrued interest receivable                                                  3,404,887         1,570,218        1,073,083
Receivable for investment securities sold                                       57,226            56,650           72,347
                                                                                ------            ------           ------
Total assets                                                               276,011,420       102,158,465       81,048,500
                                                                           -----------       -----------       ----------
Liabilities
Dividends payable to shareholders                                              166,221            65,094           51,886
Capital shares payable                                                           1,522             2,000            5,000
Payable for securities purchased on a
   forward-commitment basis (Note 1)                                         7,031,574         3,289,869               --
Accrued investment management services fee                                      10,352             3,815            3,128
Accrued distribution fee                                                         7,479             3,640            2,371
Accrued transfer agency fee                                                        590               434              277
Accrued administrative services fee                                                877               325              266
Other accrued expenses                                                          36,673            21,685           33,753
                                                                                ------            ------           ------
Total liabilities                                                            7,255,288         3,386,862           96,681
                                                                             ---------         ---------           ------
Net assets applicable to outstanding shares                               $268,756,132      $ 98,771,603      $80,951,819
                                                                          ============      ============      ===========
Represented by
Shares of beneficial interest -- $.01 par value (Note 1)                  $    500,341      $    179,225      $   147,920
Additional paid-in capital                                                 251,613,751        94,164,682       76,537,466
Undistributed (excess of distributions over) net investment income                  --            14,499               (1)
Accumulated net realized gain (loss) (Note 5)                                  400,093           843,955          872,880
Unrealized appreciation (depreciation) on investments                       16,241,947         3,569,242        3,393,554
                                                                            ----------         ---------        ---------
Total -- representing net assets applicable to outstanding shares         $268,756,132      $ 98,771,603      $80,951,819
                                                                          ============      ============      ===========
Net assets applicable to outstanding shares:     Class A                  $237,067,105      $ 72,635,011      $69,544,807
                                                 Class B                  $ 26,785,304      $ 24,350,485      $ 9,228,948
                                                 Class C                  $  4,903,723      $  1,786,107      $ 2,178,064
Outstanding shares of beneficial interest:       Class A shares             44,133,484        13,179,912       12,707,964
                                                 Class B shares              4,988,765         4,418,382        1,686,068
                                                 Class C shares                911,818           324,176          397,950
Net asset value per share:                       Class A                 $        5.37      $       5.51      $      5.47
                                                 Class B                 $        5.37      $       5.51      $      5.47
                                                 Class C                 $        5.38      $       5.51      $      5.47
                                                                         -------------      ------------      -----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
61 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

Statements of assets and liabilities
AXP State Tax-Exempt Funds

                                                                             Minnesota        New York            Ohio
                                                                            Tax-Exempt       Tax-Exempt        Tax-Exempt
June 30, 2003                                                                  Fund             Fund              Fund

Assets
Investments in securities, at value (Note 1)
   (identified cost $450,287,294, $109,255,559
   and $79,060,920)                                                       $469,957,426      $115,925,445      $81,840,489
Cash in bank on demand deposit                                               3,993,792            95,286           26,106
Capital shares receivable                                                       35,567            53,483           55,394
Accrued interest receivable                                                  6,796,600         1,443,991          716,187
Receivable for investment securities sold                                      688,542                --               --
                                                                           -----------       -----------       ----------
Total assets                                                               481,471,927       117,518,205       82,638,176
                                                                           -----------       -----------       ----------
Liabilities
Dividends payable to shareholders                                              309,309            71,083           44,928
Capital shares payable                                                              --            10,059            3,073
Payable for securities purchased on a
   forward-commitment basis (Note 1)                                        10,421,602                --               --
Accrued investment management services fee                                      17,726             4,534            3,186
Accrued distribution fee                                                        14,429             3,648            2,682
Accrued transfer agency fee                                                      1,483               412              294
Accrued administrative services fee                                              1,457               386              271
Other accrued expenses                                                          51,481            21,043           28,077
                                                                                ------            ------           ------
Total liabilities                                                           10,817,487           111,165           82,511
                                                                            ----------           -------           ------
Net assets applicable to outstanding shares                               $470,654,440      $117,407,040      $82,555,665
                                                                          ============      ============      ===========
Represented by
Shares of beneficial interest -- $.01 par value (Note 1)                  $    876,866      $    219,143      $   152,036
Additional paid-in capital                                                 452,070,262       108,784,300       79,075,800
Undistributed (excess of distributions over) net investment income                  (1)               --               (4)
Accumulated net realized gain (loss) (Note 5)                               (1,962,819)        1,733,711          548,264
Unrealized appreciation (depreciation) on investments                       19,670,132         6,669,886        2,779,569
                                                                            ----------         ---------        ---------
Total -- representing net assets applicable to outstanding shares         $470,654,440      $117,407,040      $82,555,665
                                                                          ============      ============      ===========
Net assets applicable to outstanding shares:     Class A                  $393,407,567      $ 97,335,686      $66,507,479
                                                 Class B                  $ 68,024,552      $ 17,801,253      $12,979,504
                                                 Class C                  $  9,222,321      $  2,270,101      $ 3,068,682
Outstanding shares of beneficial interest:       Class A shares             73,297,559        18,167,695       12,247,979
                                                 Class B shares             12,670,982         3,322,866        2,390,591
                                                 Class C shares              1,718,042           423,712          565,001
Net asset value per share:                       Class A                  $       5.37      $       5.36      $      5.43
                                                 Class B                  $       5.37      $       5.36      $      5.43
                                                 Class C                  $       5.37      $       5.36      $      5.43
                                                                          ------------      ------------      -----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
62 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

Statements of operations
AXP State Tax-Exempt Funds

                                                                            California      Massachusetts       Michigan
                                                                            Tax-Exempt       Tax-Exempt        Tax-Exempt
Year ended June 30, 2003                                                       Fund             Fund              Fund
Investment income
Income:
Interest                                                                   $14,114,635        $4,317,553       $4,061,656
                                                                           -----------        ----------       ----------
Expenses (Note 2):
Investment management services fee                                           1,273,942           455,856          387,348
Distribution fee
   Class A                                                                     597,868           173,105          177,976
   Class B                                                                     286,028           258,930           94,521
   Class C                                                                      44,058            18,543           17,706
Transfer agency fee                                                             96,163            53,188           35,925
Incremental transfer agency fee
   Class A                                                                       8,831             4,183            3,298
   Class B                                                                       2,362             2,404              871
   Class C                                                                         598               291              231
Administrative services fees and expenses                                      111,565            39,417           33,309
Compensation of board members                                                    9,938             9,322            9,322
Custodian fees                                                                  23,629            13,145           14,017
Printing and postage                                                            31,143            13,975            8,399
Registration fees                                                               40,090            39,893           44,230
Audit fees                                                                      18,000            17,500           17,500
Other                                                                            7,781             4,887            4,046
                                                                                 -----             -----            -----
Total expenses                                                               2,551,996         1,104,639          848,699
   Expenses waived/reimbursed by AEFC (Note 2)                                      --           (42,834)         (40,320)
                                                                                 -----           -------          -------
                                                                             2,551,996         1,061,805          808,379
   Earnings credits on cash balances (Note 2)                                   (3,872)           (1,460)          (4,151)
                                                                                ------            ------           ------
Total net expenses                                                           2,548,124         1,060,345          804,228
                                                                             ---------         ---------          -------
Investment income (loss) -- net                                             11,566,511         3,257,208        3,257,428
                                                                            ----------         ---------        ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                            9,526,030         2,366,230        3,569,258
   Swap transactions                                                          (561,649)         (214,954)        (179,861)
                                                                              --------          --------         --------
Net realized gain (loss) on investments                                      8,964,381         2,151,276        3,389,397
Net change in unrealized appreciation (depreciation) on investments         (2,082,159)          567,833         (389,691)
                                                                            ----------           -------         --------
Net gain (loss) on investments                                               6,882,222         2,719,109        2,999,706
                                                                             ---------         ---------        ---------
Net increase (decrease) in net assets resulting from operations            $18,448,733        $5,976,317       $6,257,134
                                                                           ===========        ==========       ==========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
63 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

Statements of operations
AXP State Tax-Exempt Funds
                                                                             Minnesota        New York            Ohio
                                                                            Tax-Exempt       Tax-Exempt        Tax-Exempt
Year ended June 30, 2003                                                       Fund             Fund              Fund
Investment income
Income:
Interest                                                                   $23,621,554        $5,566,573       $3,610,520
                                                                           -----------        ----------       ----------
Expenses (Note 2):
Investment management services fee                                           2,129,734           549,702          397,430
Distribution fee
   Class A                                                                     966,462           238,982          173,013
   Class B                                                                     706,521           195,676          130,427
   Class C                                                                      72,317            17,960           23,103
Transfer agency fee                                                            211,300            56,539           39,467
Incremental transfer agency fee
   Class A                                                                      18,819             4,886            3,386
   Class B                                                                       6,313             1,897            1,232
   Class C                                                                       1,114               309              320
Administrative services fees and expenses                                      182,304            47,766           34,268
Compensation of board members                                                   10,830             9,322            9,322
Custodian fees                                                                  38,133            12,875           14,419
Printing and postage                                                            60,969            15,211            8,724
Registration fees                                                               48,135            46,550           39,895
Audit fees                                                                      19,500            18,000           17,500
Other                                                                            8,609             2,845            4,303
                                                                                 -----             -----            -----
Total expenses                                                               4,481,060         1,218,520          896,809
   Expenses waived/reimbursed by AEFC (Note 2)                                      --           (29,671)         (37,885)
                                                                                                 -------          -------
                                                                             4,481,060         1,188,849          858,924
   Earnings credits on cash balances (Note 2)                                  (27,135)           (1,553)          (1,953)
                                                                               -------            ------           ------
Total net expenses                                                           4,453,925         1,187,296          856,971
                                                                             ---------         ---------          -------
Investment income (loss) -- net                                             19,167,629         4,379,277        2,753,549
                                                                            ----------         ---------        ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                            4,892,316         3,705,580        3,578,653
   Swap transactions                                                          (897,998)         (215,380)        (197,361)
                                                                              --------          --------         --------
Net realized gain (loss) on investments                                      3,994,318         3,490,200        3,381,292
Net change in unrealized appreciation (depreciation) on investments         10,783,186         1,311,479         (536,194)
                                                                            ----------         ---------         --------
Net gain (loss) on investments                                              14,777,504         4,801,679        2,845,098
                                                                            ----------         ---------        ---------
Net increase (decrease) in net assets resulting from operations            $33,945,133        $9,180,956       $5,598,647
                                                                           ===========        ==========       ==========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
64 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

Statements of changes in net assets
AXP State Tax-Exempt Funds
                                                           California Tax-Exempt Fund        Massachusetts Tax-Exempt Fund
Year ended June 30,                                              2003             2002              2003             2002
Operations and distributions
Investment income (loss) -- net                          $ 11,566,511     $ 11,814,971       $ 3,257,208      $ 3,460,532
Net realized gain (loss) on investments                     8,964,381           82,601         2,151,276          446,460
Net change in unrealized appreciation
   (depreciation) on investments                           (2,082,159)       2,679,301           567,833        1,011,690
                                                           ----------        ---------           -------        ---------
Net increase (decrease) in net assets resulting
   from operations                                         18,448,733       14,576,873         5,976,317        4,918,682
                                                           ----------       ----------         ---------        ---------
Distributions to shareholders from:
   Net investment income
     Class A                                              (10,384,472)     (10,780,957)       (2,467,733)      (2,702,376)
     Class B                                               (1,025,356)        (958,913)         (725,227)        (710,330)
     Class C                                                 (156,722)         (85,460)          (52,948)         (44,625)
   Net realized gain
     Class A                                                       --               --          (237,976)              --
     Class B                                                       --               --           (91,179)              --
     Class C                                                       --               --            (4,771)              --
                                                          -----------      -----------        ----------       ----------
Total distributions                                       (11,566,550)     (11,825,330)       (3,579,834)      (3,457,331)
                                                          -----------      -----------        ----------       ----------
Share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                 26,190,532       33,494,831        16,236,343        9,681,074
   Class B shares                                           4,503,962        5,623,387         4,619,873        7,560,746
   Class C shares                                           2,493,281        2,865,234         1,160,643        1,542,297
Reinvestment of distributions at net asset value
   Class A shares                                           7,003,562        7,198,598         2,177,932        2,155,918
   Class B shares                                             780,266          716,434           652,199          554,566
   Class C shares                                             148,824           82,396            54,257           43,201
Payments for redemptions
   Class A shares                                         (35,725,082)     (40,934,944)      (13,546,432)     (11,618,413)
   Class B shares (Note 2)                                 (6,510,807)      (3,138,704)       (5,669,967)      (2,863,167)
   Class C shares (Note 2)                                 (1,318,302)        (566,965)       (1,718,123)         (92,628)
                                                           ----------         --------        ----------          -------
Increase (decrease) in net assets from
   share transactions                                      (2,433,764)       5,340,267         3,966,725        6,963,594
                                                           ----------        ---------         ---------        ---------
Total increase (decrease) in net assets                     4,448,419        8,091,810         6,363,208        8,424,945
Net assets at beginning of year                           264,307,713      256,215,903        92,408,395       83,983,450
                                                          -----------      -----------        ----------       ----------
Net assets at end of year                                $268,756,132     $264,307,713      $ 98,771,603     $ 92,408,395
                                                         ============     ============      ============     ============
Undistributed (excess of distributions over)
   net investment income                                 $         --     $         39      $     14,499     $      3,199
                                                         ------------     ------------      ------------     ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
65 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

Statements of changes in net assets
AXP State Tax-Exempt Funds

                                                            Michigan Tax-Exempt Fund           Minnesota Tax-Exempt Fund
Year ended June 30,                                              2003             2002              2003             2002
Operations and distributions
Investment income (loss) -- net                           $ 3,257,428      $ 3,423,371      $ 19,167,629     $ 20,169,614
Net realized gain (loss) on investments                     3,389,397          747,992         3,994,318        5,222,796
Net change in unrealized appreciation
   (depreciation) on investments                             (389,691)          41,422        10,783,186         (516,776)
                                                             --------           ------        ----------         --------
Net increase (decrease) in net assets resulting
   from operations                                          6,257,134        4,212,785        33,945,133       24,875,634
                                                            ---------        ---------        ----------       ----------
Distributions to shareholders from:
   Net investment income
     Class A                                               (2,897,168)      (3,105,521)      (16,460,497)     (17,759,670)
     Class B                                                 (311,214)        (275,352)       (2,456,421)      (2,383,907)
     Class C                                                  (58,053)         (33,507)         (250,785)        (126,057)
   Net realized gain
     Class A                                                 (719,836)              --                --               --
     Class B                                                  (97,368)              --                --               --
     Class C                                                  (17,788)              --                --               --
                                                           ----------       ----------       -----------      -----------
Total distributions                                        (4,101,427)      (3,414,380)      (19,167,703)     (20,269,634)
                                                           ----------       ----------       -----------      -----------
Share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                  9,326,799        9,654,946        64,115,226       65,421,543
   Class B shares                                           2,632,658        2,076,931        13,772,625       15,393,581
   Class C shares                                             894,229        1,376,765         5,290,259        3,561,686
Reinvestment of distributions at net asset value
   Class A shares                                           2,887,754        2,425,406        13,082,956       14,104,344
   Class B shares                                             319,510          207,725         2,011,791        1,964,040
   Class C shares                                              53,154           17,110           222,608          114,925
Payments for redemptions
   Class A shares                                         (14,541,050)      (9,785,605)      (70,555,737)     (66,134,707)
   Class B shares (Note 2)                                 (2,193,704)        (601,805)      (14,419,159)      (6,815,468)
   Class C shares (Note 2)                                   (229,683)        (205,370)       (1,407,408)        (551,308)
                                                             --------         --------        ----------         --------
Increase (decrease) in net assets from
   share transactions                                        (850,333)       5,166,103        12,113,161       27,058,636
                                                             --------        ---------        ----------       ----------
Total increase (decrease) in net assets                     1,305,374        5,964,508        26,890,591       31,664,636
Net assets at beginning of year                            79,646,445       73,681,937       443,763,849      412,099,213
                                                           ----------       ----------       -----------      -----------
Net assets at end of year                                $ 80,951,819      $79,646,445      $470,654,440     $443,763,849
                                                         ============      ===========      ============     ============
Undistributed (excess of distributions over)
   net investment income                                 $         (1)     $     9,006      $         (1)    $         73
                                                         ------------      -----------      ------------     ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
66 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

Statements of changes in net assets
AXP State Tax-Exempt Funds

                                                            New York Tax-Exempt Fund             Ohio Tax-Exempt Fund
Year ended June 30,                                              2003             2002              2003             2002
Operations and distributions
Investment income (loss) -- net                          $  4,379,277     $  4,592,416      $  2,753,549     $  3,260,261
Net realized gain (loss) on investments                     3,490,200        1,152,774         3,381,292          723,674
Net change in unrealized appreciation
   (depreciation) on investments                            1,311,479         (249,388)         (536,194)         322,391
                                                            ---------         --------          --------          -------
Net increase (decrease) in net assets resulting
   from operations                                          9,180,956        5,495,802         5,598,647        4,306,326
                                                            ---------        ---------         ---------        ---------
Distributions to shareholders from:
   Net investment income
     Class A                                               (3,714,692)      (3,950,616)       (2,355,316)      (2,885,476)
     Class B                                                 (612,202)        (611,823)         (341,210)        (338,845)
     Class C                                                  (55,183)         (27,161)          (58,726)         (34,240)
   Net realized gain
     Class A                                                 (361,006)              --        (1,264,773)              --
     Class B                                                  (74,215)              --          (248,631)              --
     Class C                                                   (6,930)              --           (46,669)              --
                                                           ----------       ----------        ----------       ----------
Total distributions                                        (4,824,228)      (4,589,600)       (4,315,325)      (3,258,561)
                                                           ----------       ----------        ----------       ----------
Share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                 12,844,081       11,016,258        11,112,404       12,656,332
   Class B shares                                           3,806,201        4,034,756         3,644,407        4,337,475
   Class C shares                                           1,081,568        1,029,957         1,905,871          678,955
Reinvestment of distributions at net asset value
   Class A shares                                           3,182,162        3,017,090         2,866,712        2,209,759
   Class B shares                                             528,150          468,120           467,095          257,092
   Class C shares                                              59,237           25,291           100,763           34,104
Payments for redemptions
   Class A shares                                         (14,663,801)     (10,849,539)      (17,941,651)     (13,283,245)
   Class B shares (Note 2)                                 (5,491,739)      (2,559,354)       (3,155,366)      (1,008,014)
   Class C shares (Note 2)                                   (207,137)        (159,021)         (241,528)        (146,087)
                                                             --------         --------          --------         --------
Increase (decrease) in net assets from
   share transactions                                       1,138,722        6,023,558        (1,241,293)       5,736,371
                                                            ---------        ---------        ----------        ---------
Total increase (decrease) in net assets                     5,495,450        6,929,760            42,029        6,784,136
Net assets at beginning of year                           111,911,590      104,981,830        82,513,636       75,729,500
                                                          -----------      -----------        ----------       ----------
Net assets at end of year                                $117,407,040     $111,911,590      $ 82,555,665     $ 82,513,636
                                                         ============     ============      ============     ============
Undistributed (excess of distributions over)
   net investment income                                 $         --     $      2,800      $         (4)    $      1,699
                                                         ------------     ------------      ------------     ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
67 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

Notes to Financial Statements

AXP State Tax-Exempt Funds

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AXP California Tax-Exempt Trust and AXP Special Tax-Exempt Series Trust were organized as Massachusetts business trusts. AXP California Tax-Exempt Trust includes only AXP California Tax-Exempt Fund. AXP Special Tax-Exempt Series Trust is a "series fund" that is currently composed of individual state tax-exempt funds and one insured national tax-exempt fund, including AXP Massachusetts Tax-Exempt Fund, AXP Michigan Tax-Exempt Fund, AXP Minnesota Tax-Exempt Fund, AXP New York Tax-Exempt Fund and AXP Ohio Tax-Exempt Fund (the Funds). The Funds are non-diversified, open-end management investment companies as defined in the Investment Company Act of 1940 (as amended). Each Fund has unlimited authorized shares of beneficial interest.

Each Fund's goal is to provide a high level of income generally exempt from federal income tax as well as from the respective state and local income tax. A portion of each Fund's assets may be invested in bonds whose interest is subject to the alternative minimum tax computation. The Funds concentrate their investments in a single state and therefore may have more credit risk related to the economic conditions of the respective state than Funds that have a broader geographical diversification.

Each Fund offers Class A, Class B and Class C shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee and incremental transfer agency fee (class specific expenses) differ among classes. Income, expenses (other than class-specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Each Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
68 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sale price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Funds may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The Funds also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Funds will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Funds will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of the premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Funds may buy and sell financial futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Funds are required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Funds recognize a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------
69 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

Swap transactions

To produce incremental earnings, to gain exposure to or protect itself from market changes, the Funds may enter into Bond Market Association (BMA) swap agreements. BMA swaps are an agreement between two parties to exchange periodic cash flows based on a specified amount of principal. The net cash flow is generally the difference between a floating BMA market interest rate versus a fixed interest rate. The Funds may employ BMA swaps to synthetically add or subtract principal exposure to the municipal market.

The BMA index serves as the reference for the floating market interest rate, and is a weekly high-grade market index comprised of 7-day tax-exempt variable rate demand notes produced by Municipal Market Data Group.

Risks of entering into a swap include a lack of correlation between BMA swaps and the portfolio of municipal bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the swap to experience adverse changes in value relative to expectations. In addition, BMA swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the swap positions entered.

BMA swaps are valued daily and unrealized appreciation and depreciation is recorded. The Funds will realize a gain or a loss when the swap is terminated.

Securities purchased on a forward-commitment basis

Delivery and payment for securities that have been purchased by the Funds on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect each Fund's net assets the same as owned securities. The Funds designate cash or liquid securities at least equal to the amount of its forward-commitments. As of June 30, 2003, the outstanding forward-commitments for the Funds are as follows:

                                          Other                 When-issued
Fund                               forward-commitments          securities

California Tax-Exempt Fund                $--                 $ 7,031,574
Massachusetts Tax-Exempt Fund              --                   3,289,869
Michigan Tax-Exempt Fund                   --                          --
Minnesota Tax-Exempt Fund                  --                  10,421,602
New York Tax-Exempt Fund                   --                          --
Ohio Tax-Exempt Fund                       --                          --

--------------------------------------------------------------------------------
70 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

Federal taxes

Each Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required. Each Fund is treated as a separate entity for federal income tax purposes.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income and accumulated net realized gain (loss) have been increased (decreased), resulting in net reclassification adjustments to additional paid-in capital by the following:

                                                   California   Massachusetts     Michigan     Minnesota    New York     Ohio
                                                   Tax-Exempt    Tax-Exempt      Tax-Exempt   Tax-Exempt  Tax-Exempt  Tax-Exempt
                                                      Fund          Fund            Fund         Fund        Fund        Fund

Undistributed net investment income                    $--          $   --          $--          $--           $--     $    --
Accumulated net realized gain (loss)                   $--          $3,545          $--          $--           $--     $(9,531)
                                                       ---          ------          ---          ---           ---     -------

Additional paid-in capital reduction (increase)        $--          $3,545          $--          $--           $--     $(9,531)
                                                       ---          ------          ---          ---           ---     -------

The tax character of distributions paid for the years indicated is as follows:

Year ended June 30,                                      2003            2002
California Tax-Exempt Fund

Class A
Distributions paid from:
   Ordinary income -- tax-exempt distributions(a)    $10,384,472     $10,780,957
   Long term capital gain                                     --              --

Class B
Distributions paid from:
   Ordinary income -- tax-exempt distributions(a)      1,025,356         958,913
   Long term capital gain                                     --              --

Class C
Distributions paid from:
   Ordinary income -- tax-exempt distributions(a)        156,722          85,460
   Long term capital gain                                     --              --

(a) Tax-exempt distributions were 95.23% and 99.63% for the years ended 2003 and 2002, respectively.

--------------------------------------------------------------------------------
71 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

Year ended June 30,                                         2003            2002
Massachusetts Tax-Exempt Fund

Class A
Distributions paid from:
   Ordinary income -- tax-exempt distributions(b)    $ 2,467,733     $ 2,702,376
   Long term capital gain                                237,976              --

Class B
Distributions paid from:
   Ordinary income -- tax-exempt distributions(b)        725,227         710,330
   Long term capital gain                                 91,179              --

Class C
Distributions paid from:
   Ordinary income -- tax-exempt distributions(b)         52,948          44,625
   Long term capital gain                                  4,771              --

(b) Tax-exempt distributions were 98.07% and 99.89% for the years ended 2003 and 2002, respectively.

Michigan Tax-Exempt Fund

Class A
Distributions paid from:
   Ordinary income -- tax-exempt distributions(c)    $ 2,897,168     $ 3,105,521
   Long term capital gain                                719,836              --

Class B
Distributions paid from:
   Ordinary income -- tax-exempt distributions(c)        311,214         275,352
   Long term capital gain                                 97,368              --

Class C
Distributions paid from:
   Ordinary income -- tax-exempt distributions(c)         58,053          33,507
   Long term capital gain                                 17,788              --

(c) Tax-exempt distributions were 97.45% and 99.46% for the years ended 2003 and 2002, respectively.

Minnesota Tax-Exempt Fund

Class A
Distributions paid from:
   Ordinary income -- tax-exempt distributions(d)    $16,640,497     $17,759,670
   Long term capital gain                                     --              --

Class B
Distributions paid from:
   Ordinary income -- tax-exempt distributions(d)      2,456,421       2,383,907
   Long term capital gain                                     --              --

Class C
Distributions paid from:
   Ordinary income -- tax-exempt distributions(d)        250,785         126,057
   Long term capital gain                                     --              --

(d) Tax-exempt distributions were 99.58% and 97.85% for the years ended 2003 and 2002, respectively.

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72 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

Year ended June 30,                                         2003            2002
New York Tax-Exempt Fund

Class A
Distributions paid from:
   Ordinary income -- tax-exempt distributions(e)     $3,714,692      $3,950,616
   Long term capital gain                                361,006              --

Class B
Distributions paid from:
   Ordinary income -- tax-exempt distributions(e)        612,202         611,823
   Long term capital gain                                 74,215              --

Class C
Distributions paid from:
   Ordinary income -- tax-exempt distributions(e)         55,183          27,161
   Long term capital gain                                  6,930              --

(e) Tax-exempt distributions were 98.89% and 99.66% for the years ended 2003 and 2002, respectively.

Ohio Tax-Exempt Fund

Class A
Distributions paid from:
   Ordinary income -- tax-exempt distributions(f)     $2,355,316      $2,885,476
   Long term capital gain                              1,264,773              --

Class B
Distributions paid from:
   Ordinary income -- tax-exempt distributions(f)        341,210         338,845
   Long term capital gain                                248,631              --

Class C
Distributions paid from:
   Ordinary income -- tax-exempt distributions(f)         58,726          34,240
   Long term capital gain                                 46,669              --

(f) Tax-exempt distributions were 98.66% and 99.84% for the years ended 2003 and 2002, respectively.

As of June 30, 2003, the components of distributable earnings on a tax basis for each Fund are as follows:

                                                  Accumulated        Unrealized
                              Undistributed         long-term      appreciation
Fund                         ordinary income       gain (loss)    (depreciation)
California Tax-Exempt Fund         $ 166,222        $1,139,738       $15,502,301
Massachusetts Tax-Exempt Fund      1,058,849            58,788         3,375,153
Michigan Tax-Exempt Fund             757,765           385,909         3,174,645
Minnesota Tax-Exempt Fund            309,308          (953,071)       18,660,384
New York Tax-Exempt Fund           1,124,155           886,886         6,463,639
Ohio Tax-Exempt Fund                 848,594            18,229         2,505,934

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73 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

Dividends to shareholders

Dividends from net investment income, declared daily and paid monthly, are reinvested in additional shares of each Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium and discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Each Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of each Fund's average daily net assets in reducing percentages from 0.47% to 0.38% annually.

Under an Administrative Services Agreement, each Fund pays AEFC a fee for administration and accounting services at a percentage of each Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Funds are consultants' fees and fund office expenses. Under this agreement, the Funds also pay taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Funds and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the base fee of $18.50 ($17.50 base fee prior to April 30, 2003). Each Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $20.50

o   Class B $21.50

o   Class C $21.00

In addition, there is an annual closed-account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year.

Under terms of a prior agreement that ended April 30, 2003, each Fund paid a transfer agency fee at an annual rate per shareholder account of $19.50 for Class A, $20.50 for Class B and $20 for Class C.

Each Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, each Fund pays a fee at an annual rate up to 0.25% of each Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

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74 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

For the year ended June 30, 2003, AEFC and American Express Financial Advisors Inc. waived certain fees and expenses as follows:

Fund                                 Class A           Class B           Class C
Massachusetts Tax-Exempt Fund         0.88%            1.63%             1.64%
Michigan Tax-Exempt Fund              0.88             1.63              1.63
New York Tax-Exempt Fund              0.88             1.63              1.64
Ohio Tax-Exempt Fund                  0.88             1.63              1.63

In addition, AEFC and American Express Financial Advisors Inc. have agreed to waive certain fees and expenses until June 30, 2004. Under this agreement, total expenses will not exceed 0.88% for Class A, 1.64% for Class B and 1.64% for Class C of the Fund's average daily net assets for Massachusetts Tax-Exempt Fund, Michigan Tax-Exempt Fund, New York Tax-Exempt Fund and Ohio Tax-Exempt Fund.

Sales charges received by the Distributor for distributing the Funds' shares for the year ended June 30, 2003, are as follows:

Fund                                 Class A           Class B           Class C
California Tax-Exempt Fund          $329,538           $37,290            $2,384
Massachusetts Tax-Exempt Fund        206,183            22,873             1,514
Michigan Tax-Exempt Fund             114,080             8,668               261
Minnesota Tax-Exempt Fund            608,541            44,091             6,105
New York Tax-Exempt Fund             131,836            14,483               519
Ohio Tax-Exempt Fund                 138,876            16,198               142

During the year ended June 30, 2003, the Funds' custodian and transfer agency fees were reduced as a result of earnings credits from overnight cash balances as follows:

Fund                                                                   Reduction
California Tax-Exempt Fund                                               $ 3,872
Massachusetts Tax-Exempt Fund                                              1,460
Michigan Tax-Exempt Fund                                                   4,151
Minnesota Tax-Exempt Fund                                                 27,135
New York Tax-Exempt Fund                                                   1,553
Ohio Tax-Exempt Fund                                                       1,953

3. SECURITIES TRANSACTIONS

For the year ended June 30, 2003, cost of purchases and proceeds from sales (other than short-term obligations) aggregated for each Fund are as follows:

Fund                                                 Purchases          Proceeds
California Tax-Exempt Fund                        $242,490,255      $258,394,640
Massachusetts Tax-Exempt Fund                      127,662,730       128,472,192
Michigan Tax-Exempt Fund                            87,236,455        91,730,534
Minnesota Tax-Exempt Fund                          323,741,540       339,156,568
New York Tax-Exempt Fund                            99,609,591       108,199,834
Ohio Tax-Exempt Fund                               154,148,790       162,385,849

Realized gains and losses are determined on an identified cost basis.

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75 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

4. SHARE TRANSACTIONS

Transactions in shares for each Fund for the years indicated are as follows:

                                              California Tax-Exempt Fund
                                             Year ended June 30, 2003
                                         Class A        Class B         Class C
Sold                                   4,920,750        843,755         467,000
Issued for reinvested distributions    1,318,953        146,936          27,986
Redeemed                              (6,719,587)    (1,217,542)       (247,050)
                                      ----------     ----------        --------
Net increase (decrease)                 (479,884)      (226,851)        247,936
                                        --------       --------         -------

                                               Year ended June 30, 2002
                                         Class A        Class B         Class C
Sold                                   6,400,241      1,076,874         546,402
Issued for reinvested distributions    1,377,230        137,133          15,782
Redeemed                              (7,849,109)      (601,379)       (108,997)
                                      ----------       --------        --------
Net increase (decrease)                  (71,638)       612,628         453,187
                                         -------        -------         -------

                                             Massachusetts Tax-Exempt Fund
                                                Year ended June 30, 2003
                                         Class A        Class B         Class C
Sold                                   2,973,508        848,985         213,917
Issued for reinvested distributions      400,774        120,059           9,969
Redeemed                              (2,489,809)    (1,034,373)       (318,685)
                                      ----------     ----------        --------
Net increase (decrease)                  884,473        (65,329)        (94,799)
                                         -------        -------         -------

                                               Year ended June 30, 2002
                                         Class A        Class B         Class C
Sold                                   1,812,571      1,416,140         288,225
Issued for reinvested distributions      403,515        103,797           8,087
Redeemed                              (2,176,807)      (536,151)        (17,426)
                                      ----------       --------         -------
Net increase (decrease)                   39,279        983,786         278,886
                                          ------        -------         -------

                                               Michigan Tax-Exempt Fund
                                               Year ended June 30, 2003
                                         Class A        Class B         Class C
Sold                                   1,723,071        486,550         165,970
Issued for reinvested distributions      536,475         59,391           9,871
Redeemed                              (2,688,470)      (405,534)        (42,907)
                                      ----------       --------         -------
Net increase (decrease)                 (428,924)       140,407         132,934
                                        --------        -------         -------

                                               Year ended June 30, 2002
                                         Class A        Class B         Class C
Sold                                   1,819,107        391,292         258,824
Issued for reinvested distributions      456,888         39,126           3,229
Redeemed                              (1,842,736)      (113,589)        (38,682)
                                      ----------       --------         -------
Net increase (decrease)                  433,259        316,829         223,371
                                         -------        -------         -------

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76 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

                                               Minnesota Tax-Exempt Fund
                                              Year ended June 30, 2003
                                         Class A        Class B         Class C
Sold                                  12,133,872      2,616,564       1,001,540
Issued for reinvested distributions    2,483,116        381,654          42,223
Redeemed                             (13,380,622)    (2,705,709)       (266,460)
                                     -----------     ----------        --------
Net increase (decrease)                1,236,366        292,509         777,303
                                       ---------        -------         -------

                                               Year ended June 30, 2002
                                         Class A        Class B         Class C
Sold                                  12,664,270      2,975,471         688,424
Issued for reinvested distributions    2,727,845        379,830          22,223
Redeemed                             (12,789,800)    (1,320,782)       (106,738)
                                     -----------     ----------        --------
Net increase (decrease)                2,602,315      2,034,519         603,909
                                       ---------      ---------         -------

                                               New York Tax-Exempt Fund
                                                Year ended June 30, 2003
                                         Class A        Class B         Class C
Sold                                   2,423,798        721,796         204,473
Issued for reinvested distributions      603,510        100,198          11,232
Redeemed                              (2,774,804)    (1,031,770)        (39,117)
                                      ----------     ----------         -------
Net increase (decrease)                  252,504       (209,776)        176,588
                                         -------       --------         -------

                                               Year ended June 30, 2002
                                         Class A        Class B         Class C
Sold                                   2,146,982        784,095         200,482
Issued for reinvested distributions      587,385         91,154           4,929
Redeemed                              (2,110,315)      (497,151)        (31,041)
                                      ----------       --------         -------
Net increase (decrease)                  624,052        378,098         174,370
                                         -------        -------         -------

                                                 Ohio Tax-Exempt Fund
                                              Year ended June 30, 2003
                                         Class A        Class B         Class C
Sold                                   2,059,938        678,806         352,942
Issued for reinvested distributions      536,484         87,539          18,871
Redeemed                              (3,337,849)      (585,735)        (44,619)
                                      ----------       --------         -------
Net increase (decrease)                 (741,427)       180,610         327,194
                                        --------        -------         -------

                                               Year ended June 30, 2002
                                         Class A        Class B         Class C
Sold                                   2,378,833        817,058         127,515
Issued for reinvested distributions      415,736         48,376           6,415
Redeemed                              (2,499,609)      (189,940)        (27,577)
                                      ----------       --------         -------
Net increase (decrease)                  294,960        675,494         106,353
                                         -------        -------         -------

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77 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, capital loss carry-overs as of June 30, 2003 are as follows:

Fund                                       Carry-over            Expiration date
Minnesota Tax-Exempt Fund                    $953,071                  2009

It is unlikely the board will authorize a distribution of any net realized capital gains for a Fund until the respective capital loss carry-over has been offset or expires.

6. BANK BORROWINGS

Each Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement went into effect Sept. 24, 2002. Each Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables each Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. Each Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, each Fund had a revolving credit agreement that permitted borrowings up to $200 million with U.S. Bank, N.A. Each Fund had no borrowings outstanding during the year ended June 30, 2003.

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78 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating each Fund's results.

AXP California Tax-Exempt Fund

Class A
Per share income and capital changes(a)
Fiscal period ended June 30,                                       2003         2002         2001         2000         1999
Net asset value, beginning of period                              $5.23        $5.18        $5.03        $5.18        $5.35
Income from investment operations:
Net investment income (loss)                                        .23          .24          .25          .26          .27
Net gains (losses) (both realized and unrealized)                   .14          .05          .15         (.15)        (.17)
Total from investment operations                                    .37          .29          .40          .11          .10
Less distributions:
Dividends from net investment income                               (.23)        (.24)        (.25)        (.26)        (.27)
Net asset value, end of period                                    $5.37        $5.23        $5.18        $5.03        $5.18

Ratios/supplemental data
Net assets, end of period (in millions)                            $237         $234         $231         $213         $246
Ratio of expenses to average daily net assets(c)                   .85%         .84%         .85%         .82%         .79%
Ratio of net investment income (loss)
to average daily net assets                                       4.34%        4.56%        4.79%        5.18%        4.97%
Portfolio turnover rate (excluding short-term securities)           95%          16%          11%          18%          16%
Total return(e)                                                   7.26%        5.66%        8.00%        2.19%        1.80%

AXP California Tax-Exempt Fund

Class B
Per share income and capital changes(a)
Fiscal period ended June 30,                                       2003         2002         2001         2000         1999
Net asset value, beginning of period                              $5.23        $5.17        $5.03        $5.18        $5.35
Income from investment operations:
Net investment income (loss)                                        .19          .20          .21          .22          .22
Net gains (losses) (both realized and unrealized)                   .14          .06          .14         (.15)        (.17)
Total from investment operations                                    .33          .26          .35          .07          .05
Less distributions:
Dividends from net investment income                               (.19)        (.20)        (.21)        (.22)        (.22)
Net asset value, end of period                                    $5.37        $5.23        $5.17        $5.03        $5.18

Ratios/supplemental data
Net assets, end of period (in millions)                             $27          $27          $24          $21          $21
Ratio of expenses to average daily net assets(c)                  1.60%        1.59%        1.60%        1.58%        1.53%
Ratio of net investment income (loss)
to average daily net assets                                       3.58%        3.81%        3.99%        4.43%        4.23%
Portfolio turnover rate (excluding short-term securities)           95%          16%          11%          18%          16%
Total return(e)                                                   6.44%        5.07%        6.98%        1.44%        1.03%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
79 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended June 30,                                       2003         2002         2001      2000(b)
Net asset value, beginning of period                              $5.24        $5.18        $5.03        $5.02
Income from investment operations:
Net investment income (loss)                                        .19          .20          .21           --
Net gains (losses) (both realized and unrealized)                   .14          .06          .15          .01
Total from investment operations                                    .33          .26          .36          .01
Less distributions:
Dividends from net investment income                               (.19)        (.20)        (.21)          --
Net asset value, end of period                                    $5.38        $5.24        $5.18        $5.03

Ratios/supplemental data
Net assets, end of period (in millions)                              $5           $3           $1          $--
Ratio of expenses to average daily net assets(c)                  1.61%        1.60%        1.60%        1.58%(d)
Ratio of net investment income (loss)
to average daily net assets                                       3.56%        3.86%        4.04%        4.43%(d)
Portfolio turnover rate (excluding short-term securities)           95%          16%          11%          18%
Total return(e)                                                   6.43%        5.07%        7.20%         .20%(f)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
80 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP Massachusetts Tax-Exempt Fund

Class A
Per share income and capital changes(a)
Fiscal period ended June 30,                                       2003         2002         2001         2000         1999
Net asset value, beginning of period                              $5.37        $5.28        $5.11        $5.39        $5.56
Income from investment operations:
Net investment income (loss)                                        .19          .22          .27          .27          .27
Net gains (losses) (both realized and unrealized)                   .16          .09          .17         (.27)        (.17)
Total from investment operations                                    .35          .31          .44           --          .10
Less distributions:
Dividends from net investment income                               (.19)        (.22)        (.27)        (.28)        (.27)
Distributions from realized gains                                  (.02)          --           --           --           --
Total distributions                                                (.21)        (.22)        (.27)        (.28)        (.27)
Net asset value, end of period                                    $5.51        $5.37        $5.28        $5.11        $5.39

Ratios/supplemental data
Net assets, end of period (in millions)                             $73          $66          $65          $59          $70
Ratio of expenses to average daily net assets(c)                   .88%(e)      .91%         .95%         .93%         .81%
Ratio of net investment income (loss)
to average daily net assets                                       3.57%        4.11%        5.04%        5.28%        4.99%
Portfolio turnover rate (excluding short-term securities)          141%          53%           4%           7%           5%
Total return(h)                                                   6.73%        5.94%        8.64%         .04%        1.72%

Class B
Per share income and capital changes(a)
Fiscal period ended June 30,                                       2003         2002         2001         2000         1999
Net asset value, beginning of period                              $5.37        $5.28        $5.11        $5.39        $5.56
Income from investment operations:
Net investment income (loss)                                        .15          .18          .23          .24          .23
Net gains (losses) (both realized and unrealized)                   .16          .09          .17         (.28)        (.17)
Total from investment operations                                    .31          .27          .40        (.04)          .06
Less distributions:
Dividends from net investment income                               (.15)        (.18)        (.23)        (.24)        (.23)
Distributions from realized gains                                  (.02)          --           --           --           --
Total distributions                                                (.17)        (.18)        (.23)        (.24)        (.23)
Net asset value, end of period                                    $5.51        $5.37        $5.28        $5.11        $5.39

Ratios/supplemental data
Net assets, end of period (in millions)                             $24          $24          $18          $16          $17
Ratio of expenses to average daily net assets(c)                  1.63%(f)     1.66%        1.70%        1.69%        1.56%
Ratio of net investment income (loss)
to average daily net assets                                       2.81%        3.34%        4.28%        4.53%        4.25%
Portfolio turnover rate (excluding short-term securities)          141%          53%           4%           7%           5%
Total return(h)                                                   5.92%        5.15%        7.83%        (.71%)        .96%

See accompanying notes to financial highlights.


--------------------------------------------------------------------------------
81 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP Massachusetts Tax-Exempt Fund

Class C
Per share income and capital changes(a)
Fiscal period ended June 30,                                       2003         2002         2001      2000(b)
Net asset value, beginning of period                              $5.37        $5.28        $5.11        $5.10
Income from investment operations:
Net investment income (loss)                                        .15          .18          .23           --
Net gains (losses) (both realized and unrealized)                   .16          .09          .17          .01
Total from investment operations                                    .31          .27          .40          .01
Less distributions:
Dividends from net investment income                               (.15)        (.18)        (.23)          --
Distributions from realized gains                                  (.02)          --           --           --
Total distributions                                                (.17)        (.18)        (.23)          --
Net asset value, end of period                                    $5.51        $5.37        $5.28        $5.11

Ratios/supplemental data
Net assets, end of period (in millions)                              $2           $2           $1          $--
Ratio of expenses to average daily net assets(c)                  1.64%(g)     1.66%        1.70%        1.69%(d)
Ratio of net investment income (loss)
to average daily net assets                                       2.88%        3.32%        4.30%        4.53%(d)
Portfolio turnover rate (excluding short-term securities)          141%          53%           4%           7%
Total return(h)                                                   5.91%        5.16%        7.84%         .20%(i)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class A would have been 0.92% for the year ended June 30, 2003.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class B would have been 1.68% for the year ended June 30, 2003.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class C would have been 1.68% for the year ended June 30, 2003.

(h)  Total return does not reflect payment of a sales charge.

(i)  Not annualized.

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82 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP Michigan Tax-Exempt Fund

Class A
Per share income and capital changes(a)
Fiscal period ended June 30,                                       2003         2002         2001         2000         1999
Net asset value, beginning of period                              $5.33        $5.27        $5.09        $5.38        $5.57
Income from investment operations:
Net investment income (loss)                                        .22          .24          .27          .27          .28
Net gains (losses) (both realized and unrealized)                   .19          .06          .18         (.29)        (.17)
Total from investment operations                                    .41          .30          .45         (.02)         .11
Less distributions:
Dividends from net investment income                               (.22)        (.24)        (.27)        (.27)        (.28)
Distributions from realized gains                                  (.05)          --           --           --         (.02)
Total distributions                                                (.27)        (.24)        (.27)        (.27)        (.30)
Net asset value, end of period                                    $5.47        $5.33        $5.27        $5.09        $5.38

Ratios/supplemental data
Net assets, end of period (in millions)                             $70          $70          $67          $65          $77
Ratio of expenses to average daily net assets(c)                   .88%(e)      .92%         .95%         .89%         .83%
Ratio of net investment income (loss)
to average daily net assets                                       4.06%        4.57%        5.09%        5.30%        5.00%
Portfolio turnover rate (excluding short-term securities)          113%          33%           4%          12%          20%
Total return(h)                                                   8.00%        5.83%        8.90%        (.14%)       1.92%

Class B
Per share income and capital changes(a)
Fiscal period ended June 30,                                       2003         2002         2001         2000         1999
Net asset value, beginning of period                              $5.33        $5.27        $5.09        $5.38        $5.57
Income from investment operations:
Net investment income (loss)                                        .18          .20          .23          .23          .24
Net gains (losses) (both realized and unrealized)                   .19          .06          .18         (.29)        (.17)
Total from investment operations                                    .37          .26          .41         (.06)         .07
Less distributions:
Dividends from net investment income                               (.18)        (.20)        (.23)        (.23)        (.24)
Distributions from realized gains                                  (.05)          --           --           --         (.02)
Total distributions                                                (.23)        (.20)        (.23)        (.23)        (.26)
Net asset value, end of period                                    $5.47        $5.33        $5.27        $5.09        $5.38

Ratios/supplemental data
Net assets, end of period (in millions)                              $9           $8           $6           $6           $7
Ratio of expenses to average daily net assets(c)                  1.63%(f)     1.67%        1.70%        1.64%        1.59%
Ratio of net investment income (loss)
to average daily net assets                                       3.28%        3.82%        4.34%        4.55%        4.25%
Portfolio turnover rate (excluding short-term securities)          113%          33%           4%          12%          20%
Total return(h)                                                   7.18%        5.04%        8.09%        (.92%)       1.17%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
83 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP Michigan Tax-Exempt Fund

Class C
Per share income and capital changes(a)
Fiscal period ended June 30,                                       2003         2002         2001      2000(b)
Net asset value, beginning of period                              $5.33        $5.27        $5.09        $5.08
Income from investment operations:
Net investment income (loss)                                        .18          .20          .22           --
Net gains (losses) (both realized and unrealized)                   .19          .06          .18          .01
Total from investment operations                                    .37          .26          .40          .01
Less distributions:
Dividends from net investment income                               (.18)        (.20)        (.22)          --
Distributions from realized gains                                  (.05)          --           --           --
Total distributions                                                (.23)        (.20)        (.22)          --
Net asset value, end of period                                    $5.47        $5.33        $5.27        $5.09

Ratios/supplemental data
Net assets, end of period (in millions)                              $2           $1          $--          $--
Ratio of expenses to average daily net assets(c)                  1.63%(g)     1.66%        1.70%        1.64%(d)
Ratio of net investment income (loss)
to average daily net assets                                       3.27%        3.80%        4.36%        4.23%(d)
Portfolio turnover rate (excluding short-term securities)          113%          33%           4%          12%
Total return(h)                                                   7.18%        5.05%        8.02%         .20%(i)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class A would have been 0.93% for the year ended June 30, 2003.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class B would have been 1.69% for the year ended June 30, 2003.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class C would have been 1.69% for the year ended June 30, 2003.

(h)  Total return does not reflect payment of a sales charge.

(i)  Not annualized.

--------------------------------------------------------------------------------
84 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP Minnesota Tax-Exempt Fund

Class A
Per share income and capital changes(a)
Fiscal period ended June 30,                                       2003         2002         2001         2000         1999
Net asset value, beginning of period                              $5.20        $5.14        $5.00        $5.26        $5.41
Income from investment operations:
Net investment income (loss)                                        .22          .25          .28          .29          .29
Net gains (losses) (both realized and unrealized)                   .17          .06          .14         (.27)        (.15)
Total from investment operations                                    .39          .31          .42          .02          .14
Less distributions:
Dividends from net investment income                               (.22)        (.25)        (.28)        (.28)        (.29)
Net asset value, end of period                                    $5.37        $5.20        $5.14        $5.00        $5.26

Ratios/supplemental data
Net assets, end of period (in millions)                            $393         $375         $357         $340         $406
Ratio of expenses to average daily net assets(c)                   .84%         .83%         .84%         .82%         .78%
Ratio of net investment income (loss)
to average daily net assets                                       4.26%        4.82%        5.45%        5.68%        5.37%
Portfolio turnover rate (excluding short-term securities)           73%          36%           4%          18%          13%
Total return(e)                                                   7.78%        6.15%        8.53%         .60%        2.62%

Class B
Per share income and capital changes(a)
Fiscal period ended June 30,                                       2003         2002         2001         2000         1999
Net asset value, beginning of period                              $5.20        $5.14        $5.00        $5.26        $5.41
Income from investment operations:
Net investment income (loss)                                        .18          .21          .24          .25          .25
Net gains (losses) (both realized and unrealized)                   .17          .06          .14         (.26)        (.15)
Total from investment operations                                    .35          .27          .38         (.01)         .10
Less distributions:
Dividends from net investment income                               (.18)        (.21)        (.24)        (.25)        (.25)
Net asset value, end of period                                    $5.37        $5.20        $5.14        $5.00        $5.26

Ratios/supplemental data
Net assets, end of period (in millions)                             $68          $64          $53          $44          $46
Ratio of expenses to average daily net assets(c)                  1.59%        1.59%        1.60%        1.58%        1.54%
Ratio of net investment income (loss)
to average daily net assets                                       3.48%        4.02%        4.70%        4.94%        4.61%
Portfolio turnover rate (excluding short-term securities)           73%          36%           4%          18%          13%
Total return(e)                                                   6.97%        5.36%        7.72%        (.16%)       1.85%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
85 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP Minnesota Tax-Exempt Fund

Class C
Per share income and capital changes(a)
Fiscal period ended June 30,                                       2003         2002         2001      2000(b)
Net asset value, beginning of period                              $5.20        $5.14        $5.00        $4.99
Income from investment operations:
Net investment income (loss)                                        .18          .21          .24           --
Net gains (losses) (both realized and unrealized)                   .17          .06          .14          .01
Total from investment operations                                    .35          .27          .38          .01
Less distributions:
Dividends from net investment income                               (.18)        (.21)        (.24)          --
Net asset value, end of period                                    $5.37        $5.20        $5.14        $5.00

Ratios/supplemental data
Net assets, end of period (in millions)                              $9           $5           $2          $--
Ratio of expenses to average daily net assets(c)                  1.60%        1.59%        1.59%        1.58%(d)
Ratio of net investment income (loss)
to average daily net assets                                       3.44%        4.04%        4.74%        4.94%(d)
Portfolio turnover rate (excluding short-term securities)           73%          36%           4%          18%
Total return(e)                                                   6.96%        5.36%        7.75%         .20%(f)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
86 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP New York Tax-Exempt Fund

Class A
Per share income and capital changes(a)
Fiscal period ended June 30,                                       2003         2002         2001         2000         1999
Net asset value, beginning of period                              $5.16        $5.12        $4.92        $5.15        $5.29
Income from investment operations:
Net investment income (loss)                                        .20          .22          .25          .27          .25
Net gains (losses) (both realized and unrealized)                   .22          .04          .20         (.23)        (.14)
Total from investment operations                                    .42          .26          .45          .04          .11
Less distributions:
Dividends from net investment income                               (.20)        (.22)        (.25)        (.27)        (.25)
Distributions from realized gains                                  (.02)          --           --           --           --
Total distributions                                                (.22)        (.22)        (.25)        (.27)        (.25)
Net asset value, end of period                                    $5.36        $5.16        $5.12        $4.92        $5.15

Ratios/supplemental data
Net assets, end of period (in millions)                             $97          $92          $88          $85         $102
Ratio of expenses to average daily net assets(c)                   .88%(e)      .90%         .91%         .88%         .82%
Ratio of net investment income (loss)
to average daily net assets                                       3.88%        4.38%        4.90%        5.27%        4.93%
Portfolio turnover rate (excluding short-term securities)           91%          44%          13%          11%           8%
Total return(h)                                                   8.43%        5.26%        9.28%         .77%        2.04%

Class B
Per share income and capital changes(a)
Fiscal period ended June 30,                                       2003         2002         2001         2000         1999
Net asset value, beginning of period                              $5.16        $5.12        $4.92        $5.15        $5.29
Income from investment operations:
Net investment income (loss)                                        .16          .19          .21          .23          .21
Net gains (losses) (both realized and unrealized)                   .22          .04          .20         (.23)        (.14)
Total from investment operations                                    .38          .23          .41           --          .07
Less distributions:
Dividends from net investment income                               (.16)        (.19)        (.21)        (.23)        (.21)
Distributions from realized gains                                  (.02)          --           --           --           --
Total distributions                                                (.18)        (.19)        (.21)        (.23)        (.21)
Net asset value, end of period                                    $5.36        $5.16        $5.12        $4.92        $5.15

Ratios/supplemental data
Net assets, end of period (in millions)                             $18          $18          $16          $13          $14
Ratio of expenses to average daily net assets(c)                  1.63%(f)     1.65%        1.66%        1.63%        1.57%
Ratio of net investment income (loss)
to average daily net assets                                       3.13%        3.60%        4.14%        4.54%        4.20%
Portfolio turnover rate (excluding short-term securities)           91%          44%          13%          11%           8%
Total return(h)                                                   7.61%        4.48%        8.47%         .01%        1.28%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
87 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP New York Tax-Exempt Fund

Class C
Per share income and capital changes(a)
Fiscal period ended June 30,                                       2003         2002         2001      2000(b)
Net asset value, beginning of period                              $5.16        $5.11        $4.92        $4.91
Income from investment operations:
Net investment income (loss)                                        .16          .19          .21           --
Net gains (losses) (both realized and unrealized)                   .22          .05          .19          .01
Total from investment operations                                    .38          .24          .40          .01
Less distributions:
Dividends from net investment income                               (.16)        (.19)        (.21)          --
Distributions from realized gains                                  (.02)          --           --           --
Total distributions                                                (.18)        (.19)        (.21)          --
Net asset value, end of period                                    $5.36        $5.16        $5.11        $4.92

Ratios/supplemental data
Net assets, end of period (in millions)                              $2           $1          $--          $--
Ratio of expenses to average daily net assets(c)                  1.64%(g)     1.66%        1.66%        1.63%(d)
Ratio of net investment income (loss)
to average daily net assets                                       3.07%        3.69%        4.09%        4.54%(d)
Portfolio turnover rate (excluding short-term securities)           91%          44%          13%          11%
Total return(h)                                                   7.60%        4.68%        8.26%         .20%(i)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class A would have been 0.90% for the year ended June 30, 2003.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class B would have been 1.66% for the year ended June 30, 2003.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class C would have been 1.66% for the year ended June 30, 2003.

(h)  Total return does not reflect payment of a sales charge.

(i)  Not annualized.

--------------------------------------------------------------------------------
88 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP Ohio Tax-Exempt Fund

Class A
Per share income and capital changes(a)
Fiscal period ended June 30,                                       2003         2002         2001         2000         1999
Net asset value, beginning of period                              $5.35        $5.27        $5.13        $5.36        $5.50
Income from investment operations:
Net investment income (loss)                                        .18          .22          .27          .27          .27
Net gains (losses) (both realized and unrealized)                   .19          .08          .14         (.23)        (.14)
Total from investment operations                                    .37          .30          .41          .04          .13
Less distributions:
Dividends from net investment income                               (.18)        (.22)        (.27)        (.27)        (.27)
Distributions from realized gains                                  (.11)          --           --           --           --
Total distributions                                                (.29)        (.22)        (.27)        (.27)        (.27)
Net asset value, end of period                                    $5.43        $5.35        $5.27        $5.13        $5.36

Ratios/supplemental data
Net assets, end of period (in millions)                             $67          $69          $67          $60          $69
Ratio of expenses to average daily net assets(c)                   .88%(e)      .91%         .93%         .88%         .88%
Ratio of net investment income (loss)
to average daily net assets                                       3.40%        4.22%        4.98%        5.31%        5.02%
Portfolio turnover rate (excluding short-term securities)          194%          33%           3%          13%           5%
Total return(h)                                                   7.08%        5.87%        7.95%         .91%        2.50%

Class B
Per share income and capital changes(a)
Fiscal period ended June 30,                                       2003         2002         2001         2000         1999
Net asset value, beginning of period                              $5.34        $5.27        $5.13        $5.36        $5.50
Income from investment operations:
Net investment income (loss)                                        .14          .18          .23          .23          .23
Net gains (losses) (both realized and unrealized)                   .20          .07          .14         (.23)        (.14)
Total from investment operations                                    .34          .25          .37           --          .09
Less distributions:
Dividends from net investment income                               (.14)        (.18)        (.23)        (.23)        (.23)
Distributions from realized gains                                  (.11)          --           --           --           --
Total distributions                                                (.25)        (.18)        (.23)        (.23)        (.23)
Net asset value, end of period                                    $5.43        $5.34        $5.27        $5.13        $5.36

Ratios/supplemental data
Net assets, end of period (in millions)                             $13          $12           $8           $7           $8
Ratio of expenses to average daily net assets(c)                  1.63%(f)     1.66%        1.68%        1.64%        1.63%
Ratio of net investment income (loss)
to average daily net assets                                       2.62%        3.46%        4.23%        4.55%        4.27%
Portfolio turnover rate (excluding short-term securities)          194%          33%           3%          13%           5%
Total return(h)                                                   6.47%        4.89%        7.15%         .14%        1.75%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
89 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

AXP Ohio Tax-Exempt Fund

Class C
Per share income and capital changes(a)
Fiscal period ended June 30,                                       2003         2002         2001      2000(b)
Net asset value, beginning of period                              $5.35        $5.28        $5.13        $5.12
Income from investment operations:
Net investment income (loss)                                        .14          .18          .22           --
Net gains (losses) (both realized and unrealized)                   .19          .07          .15          .01
Total from investment operations                                    .33          .25          .37          .01
Less distributions:
Dividends from net investment income                               (.14)        (.18)        (.22)          --
Distributions from realized gains                                  (.11)          --           --           --
Total distributions                                                (.25)        (.18)        (.22)          --
Net asset value, end of period                                    $5.43        $5.35        $5.28        $5.13

Ratios/supplemental data
Net assets, end of period (in millions)                              $3           $1           $1          $--
Ratio of expenses to average daily net assets(c)                  1.63%(g)     1.66%        1.68%        1.64%(d)
Ratio of net investment income (loss)
to average daily net assets                                       2.54%        3.45%        4.26%        4.55%(d)
Portfolio turnover rate (excluding short-term securities)          194%          33%           3%          13%
Total return(h)                                                   6.26%        4.89%        7.27%         .20%(i)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class A would have been 0.92% for the year ended June 30, 2003.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class B would have been 1.68% for the year ended June 30, 2003.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class C would have been 1.68% for the year ended June 30, 2003.

(h)  Total return does not reflect payment of a sales charge.

(i)  Not annualized.

--------------------------------------------------------------------------------
90 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS

AXP CALIFORNIA TAX-EXEMPT TRUST

AXP SPECIAL TAX-EXEMPT SERIES TRUST

We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of AXP California Tax-Exempt Fund (a fund within AXP California Tax-Exempt Trust) and AXP Massachusetts Tax-Exempt Fund, AXP Michigan Tax-Exempt Fund, AXP Minnesota Tax-Exempt Fund, AXP New York Tax-Exempt Fund and AXP Ohio Tax-Exempt Fund (funds within AXP Special Tax-Exempt Series Trust) as of June 30, 2003, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended June 30, 2003, and the financial highlights for each of the years in the five-year period ended June 30, 2003. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP California Tax-Exempt Fund, AXP Massachusetts Tax-Exempt Fund, AXP Michigan Tax-Exempt Fund, AXP Minnesota Tax-Exempt Fund, AXP New York Tax-Exempt Fund and AXP Ohio Tax-Exempt Fund as of June 30, 2003, and the results of their operations, changes in their net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

August 8, 2003

--------------------------------------------------------------------------------
91 -- AXP STATE TAX-EXEMPT FUNDS -- 2003 ANNUAL REPORT

Investments in Securities

AXP Insured Tax-Exempt Fund
June 30, 2003

(Percentages represent value of investments compared to net assets)

Municipal bonds (96.7%)
Name of                     Coupon            Principal                Value(a)
issuer and                   rate              amount
title of
issue(d,e)

Alabama (3.3%)
Birmingham
   Unlimited General Obligation Refunding
   Bonds Series 2003A (AMBAC Insured)
       06-01-13              5.25%          $1,755,000                $2,030,395
Hoover
   Unlimited General Obligation Refunding
   Bonds Series 2003 (MBIA Insured)
       03-01-20              5.00            5,000,000                 5,312,549
Jefferson County Sewer
   Refunding Revenue Bonds
   Series 2003B (FSA Insured)
       02-01-16              5.25            4,080,000                 4,455,972
State Drinking Water Finance Authority
   Revolving Fund Loan Revenue Bonds
   Series 2002A (AMBAC Insured)
       08-15-04              3.15            1,015,000                 1,039,857
University of Alabama
   Refunding Revenue Bonds
   Series 2003A (AMBAC Insured)
       06-01-07              5.00            3,415,000                 3,799,871
Total                                                                 16,638,644

Alaska (1.0%)
North Slope Borough
   Capital Appreciation
   Unlimited General Obligation Bonds
   Zero Coupon Series 1995A
   (MBIA Insured)
       06-30-06              5.61            5,300,000(b)              4,990,692

Arizona (2.1%)
Health Facilities Authority Hospital System
   Refunding Revenue Bonds Phoenix Baptist
   Hospital Escrowed to Maturity Series 1992
   (MBIA Insured)
       09-01-11              6.25            1,650,000                 1,662,375
Mesa Municipal Development Excise Tax
   Refunding Revenue Bonds
   Series 2001 (FSA Insured)
       01-01-05              4.00            1,000,000                 1,039,530
State Tourism & Sports Authority Tax
   Revenue Bonds
   Multipurpose Stadium Facilities
   Series 2003A (MBIA Insured)
       07-01-31              5.00            4,000,000                 4,167,640
Tempe Union High School District #213
   Unlimited General Obligation Refunding Bonds
   Series 2002 (FSA Insured)
       07-01-06              5.00            3,500,000                 3,846,570
Total                                                                 10,716,115

Arkansas (0.1%)
State Development Finance Authority
   Economic Development Revenue Bonds
   ADFA Guaranty Madison Industrial
   Development Series 2000B
   (AMBAC Insured) A.M.T.
       12-01-20              5.80              500,000                   545,985

California (14.3%)
Cerritos Public Financing Authority
   Refunding Tax Allocation Bonds
   Series 2002A (AMBAC Insured)
       11-01-24              5.00            2,340,000                 2,485,174
Delta Counties Home Mtge Finance Authority
   Revenue Bonds
   Single Family Housing Series 1998A
   (MBIA GNMA/FNMA Insured) A.M.T.
       06-01-24              6.70              440,000                   463,958
Desert Sands Unified School District
   Convertible Capital Appreciation
   Pre-refunded Bonds
   Series 1995 (FSA Insured)
       03-01-20              6.45            3,000,000                 3,299,010

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
8 -- AXP INSURED TAX-EXEMPT FUND -- 2003 ANNUAL REPORT

Name of                     Coupon            Principal                 Value(a)
issuer and                   rate              amount
title of
issue(d,e)

California (cont.)
Fontana Unified School District
   Unlimited General Obligation Bonds
   Series 1995C (FGIC Insured)
       05-01-20              6.15%          $6,000,000                $6,985,260
Fremont Unified School District
   Alameda County
   Unlimited General Obligation Bonds
   Series 2002A (FGIC Insured)
       08-01-21              5.00            5,000,000                 5,319,500
Port of Oakland
   Refunding Revenue Bonds
   Series 2002N (MBIA Insured) A.M.T.
       11-01-22              5.00            5,250,000                 5,433,173
Port of Oakland
   Revenue Bonds
   Series 2002L (FGIC Insured) A.M.T.
       11-01-22              5.00           12,000,000                12,418,680
Rural Home Mtge Finance Authority
   Refunding Revenue Bonds
   Single Family Housing 2nd Series 1997A
   (GNMA/FNMA Insured) A.M.T.
       09-01-29              7.00              590,000                   625,530
Sacramento Municipal Utilities District
   Electric Revenue Bonds
   Sacramento Mud Series 2003R
   (MBIA Insured)
       08-15-23              5.00            2,370,000                 2,497,885
San Diego Unified School District
   Capital Appreciation
   Unlimited General Obligation Bonds
   Series 2002D (FGIC Insured)
       07-01-21              5.25            2,000,000                 2,182,940
San Jose Redevelopment Agency
   Tax Allocation Bonds
   Series 2002 (MBIA Insured)
       08-01-32              5.00            5,000,000                 5,188,800
San Mateo County Joint Power Authority
   Lease Pre-refunded Revenue Bonds
   San Mateo County Health Center
   Series 1994A (FSA Insured)
       07-15-22              5.75            1,500,000                 1,605,195
State Department of Water Resources
   Power Supply Revenue Bonds
   Series 2002A (MBIA Insured)
       05-01-09              5.25            8,000,000                 9,096,800
State Unlimited General Obligation
   Refunding Bonds
   Series 2003 (MBIA Insured)
       02-01-27              5.25           10,000,000                10,653,700
Sweetwater Union High School District
   Certificates of Participation
   Series 2002 (FSA Insured)
       09-01-21              5.00            3,255,000                 3,465,924
Total                                                                 71,721,529

Colorado (1.5%)
Boulder, Larimer & Weld Counties
   St Vrain Valley School District
   Unlimited General Obligation Refunding
   Bonds Series 2002 (MBIA Insured)
       12-15-10              5.00            2,000,000                 2,269,880
Broomfield Certificates of Participation
   Open Space Park & Recreation Facilities
   Series 2000 (AMBAC Insured)
       12-01-20              5.50            1,000,000                 1,107,620
Douglas & Elbert Counties School District R-1
   Unlimited General Obligation Pre-refunded
   Bonds Series 1994A (MBIA Insured)
       12-15-16              6.50            1,435,000                 1,565,757
Douglas & Elbert Counties School District R-1
   Unlimited General Obligation Un-refunded
   Balance Bonds Series 1994A (MBIA Insured)
       12-15-16              6.50               65,000                    70,319
Larimer, Weld & Boulder Counties
   School District R-2J Thompson Unlimited
   General Obligation Capital Appreciation
   Bonds Zero Coupon
   Series 1997 (FGIC Insured)
       12-15-11              5.45            2,000,000(b)              1,431,740
       12-15-12              5.50            1,400,000(b)                944,258
Total                                                                  7,389,574

Delaware (0.2%)
State Health Facilities Authority
   Refunding Revenue Bonds
   Medical Center of Delaware
   Series 1989 (MBIA Insured)
       10-01-15              7.00            1,000,000                 1,045,520

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
9 -- AXP INSURED TAX-EXEMPT FUND -- 2003 ANNUAL REPORT

Name of                     Coupon            Principal                 Value(a)
issuer and                   rate              amount
title of
issue(d,e)

Florida (5.7%)
Broward County School Board
   Certificates of Participation
   Series 2003 (MBIA Insured)
       07-01-24              5.00%          $5,000,000                $5,267,350
Hillsborough County Aviation Authority
   Revenue Bonds
   Tampa International Airport
   Series 2003B (MBIA Insured) A.M.T.
       10-01-19              5.00            8,280,000                 8,654,339
Jacksonville Excise Tax
   Refunding Revenue Bonds
   Series 2002A (AMBAC Insured)
       10-01-13              5.50            3,030,000                 3,604,397
Jacksonville Guaranteed Entitlement
   Refunding Revenue Bonds
   Series 2002 (FGIC Insured)
       10-01-17              5.38            2,025,000                 2,272,374
Orange County Tourist Development Tax
   Refunding Revenue Bonds
   Series 2002A (AMBAC Insured)
       10-01-12              5.50            3,000,000                 3,539,220
Port of St. Lucie
   Utilities Revenue Bonds
   Series 2003 (MBIA Insured)
       09-01-18              5.00            1,000,000                 1,085,010
State Board of Education
   Revenue Bonds
   Series 2003C (FGIC Insured)
       07-01-16              5.25            4,000,000                 4,436,320
Total                                                                 28,859,010

Georgia (3.2%)
Atlanta Airport
   Revenue Bonds
   Series 2000B (FGIC Insured) A.M.T.
       01-01-08              5.63            3,190,000                 3,581,317
Atlanta Airport Facilities
   Refunding Revenue Bonds
   Series 1994A (AMBAC Insured)
       01-01-08              6.50            2,750,000                 3,263,783
Cherokee County Water & Sewer Authority
   Revenue Bonds Series 1995
   Escrowed to Maturity (MBIA Insured)
       08-01-25              5.20              570,000                   639,363
Cherokee County Water & Sewer Authority
   Un-refunded Balance Revenue Bonds
   Series 1995 (MBIA Insured)
       08-01-25              5.20            2,665,000                 3,001,323
Fulton County Water & Sewer
   Refunding Revenue Bonds
   Series 1992 Escrowed to Maturity
   (FGIC Insured)
       01-01-14              6.38            3,125,000                 3,876,312
Fulton County Water & Sewer
   Un-refunded Balance Refunding Revenue
   Bonds Series 1992 (FGIC Insured)
       01-01-14              6.38              125,000                   153,884
Savannah Resource Recovery Development
   Authority Refunding Revenue Bonds
   Waste to Energy Series 2001
   (AMBAC Insured)
       12-01-03              2.50            1,500,000                 1,509,945
Total                                                                 16,025,927

Hawaii (0.9%)
State Airports Systems
   Refunding Revenue Bonds
   Series 2000B (FGIC Insured) A.M.T.
       07-01-20              6.00            2,000,000                 2,270,340
State Unlimited General Obligation Bonds
   Series 2001CV (FGIC Insured)
       08-01-11              5.50            2,000,000                 2,341,240
Total                                                                  4,611,580

Illinois (6.1%)
Cook County
   Unlimited General Obligation Refunding
   Bonds Series 2001A (FGIC Insured)
       11-15-29              5.25            3,310,000                 3,497,843
Lake County Community High School
   District #127 Capital Appreciation
   Unlimited General Obligation Bonds
   Grayslake Zero Coupon Series 2002B
   (FGIC Insured)
       02-01-16              5.32            4,000,000(b)              2,294,560
McHenry County Community High School
   District #154 Capital Appreciation
   Unlimited General Obligation Bonds
   Zero Coupon Series 2001 (FGIC Insured)
       01-01-04              3.45            1,375,000(b)              1,367,905

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10 -- AXP INSURED TAX-EXEMPT FUND -- 2003 ANNUAL REPORT

Name of                     Coupon            Principal                 Value(a)
issuer and                   rate              amount
title of
issue(d,e)

Illinois (cont.)
McHenry County Community High School
   District #157 Capital Appreciation
   Unlimited General Obligation Bonds
   Zero Coupon Series 1998 (FSA Insured)
       12-01-17              5.60%          $5,790,000(b)             $2,904,206
Metropolitan Pier & Exposition Authority
   Dedicated State Tax
   Revenue Bonds
   McCormick Place Expansion
   Series 2002A (MBIA Insured)
       06-15-42              5.25            9,325,000                 9,930,752
Rockford School District #205 Unlimited
   General Obligation Refunding Bonds
   Series 2001 (FGIC Insured)
       02-01-17              5.00              500,000                   561,415
Southern Illinois University Housing &
   Auxiliary Capital Appreciation
   Revenue Bonds Zero Coupon
   Series 1999A (MBIA Insured)
       04-01-26              5.55            4,000,000(b)              1,264,520
St. Clair County Public Building Commission
   Capital Appreciation Revenue Bonds
   Zero Coupon Series 1997B (FGIC Insured)
       12-01-14              5.95            2,000,000(b)              1,254,720
State Unlimited General Obligation Bonds
   1st Series 2001 (FSA Insured)
       05-01-26              5.25            3,500,000                 3,695,370
State Unlimited General Obligation Bonds
   1st Series 2002 (MBIA Insured)
       07-01-10              5.38            1,500,000                 1,730,295
University of Illinois
   Certificates of Participation
   Series 2001 (AMBAC Insured)
       10-01-05              3.80            2,000,000                 2,106,580
Total                                                                 30,608,166

Indiana (1.9%)
Ball State University Student Fee
   Revenue Bonds Series 2002K
   (FGIC Insured)
       07-01-18              5.75              750,000                   860,850
Clark-Pleasant Community School Building
   Revenue Bonds 1st Mtge Lease
   Series 2001 (AMBAC Insured)
       07-15-16              5.50            1,000,000                 1,139,630
Health Facility Financing Authority
   Refunding Revenue Bonds
   Columbus Regional Hospital
   Series 1993 (FSA Insured)
       08-15-15              7.00            5,000,000                 6,484,500
Indiana University
   Revenue Bonds
   Series 2003O (FGIC Insured)
       08-01-22              5.00            1,000,000                 1,050,460
Total                                                                  9,535,440

Kansas (0.3%)
Labette County Single Family Housing
   Revenue Bonds
   Series 1998A-2 (GNMA Insured)
       12-01-11              7.65               25,000                    25,095
Sedgwick & Shawnee Counties
   Single Family Housing
   Revenue Bonds
   Series 1997A (GNMA Insured) A.M.T.
       06-01-29              6.95            1,255,000                 1,350,581
Total                                                                  1,375,676

Kentucky (0.3%)
State Turnpike Authority
   Economic Development Road
   Refunding Revenue Bonds
   Revitalization Project Series 2001A
   (AMBAC Insured)
       07-01-13              5.50            1,275,000                 1,504,602

Louisiana (1.1%)
Lafayette Public Power Authority Electric
   Refunding Revenue Bonds
   Series 2003A (AMBAC Insured)
       11-01-12              5.00            2,180,000(h)              2,472,643
Lafayette Public Power Authority Electric
   Refunding Revenue Bonds
   Series 2003B (AMBAC Insured)
       11-01-11              5.00            2,800,000(h)              3,165,988
Total                                                                  5,638,631

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11 -- AXP INSURED TAX-EXEMPT FUND -- 2003 ANNUAL REPORT

Name of                     Coupon            Principal                 Value(a)
issuer and                   rate              amount
title of
issue(d,e)

Maine (1.2%)
State Turnpike Authority
   Pre-refunded Revenue Bonds Series 1994
   (MBIA Insured)
       07-01-18              6.00%          $1,790,000                $1,916,589
State Turnpike Authority
   Revenue Bonds
   Series 2003 (AMBAC Insured)
       07-01-26              5.00            3,750,000                 3,950,512
Total                                                                  5,867,101

Massachusetts (4.0%)
Fall River Limited General Obligation Bonds
   Series 2003 (FSA Insured)
       02-01-16              5.25            2,140,000                 2,408,549
Municipal Wholesale Electric
   Power Supply System
   Pre-refunded Revenue Bonds
   Series 1994B (MBIA Insured)
       07-01-11              4.75            5,250,000                 5,556,443
State Unlimited General Obligation
   Refunding Bonds 2nd Series 2002R
   Inverse Floater (FGIC Insured)
       11-01-15             10.12            9,000,000(g)             12,317,759
Total                                                                 20,282,751

Michigan (2.3%)
Detroit Water Supply Systems
   Senior Lien Revenue Bonds
   Series 2003A (MBIA Insured)
       07-01-21              5.00            1,350,000                 1,433,457
Jackson Public Schools
   Unlimited General Obligation Bonds
   Series 1999 (FGIC Insured)
       05-01-22              5.38            1,000,000                 1,077,660
Lincoln Park School District
   Pre-refunded Unlimited General Obligation
   Bonds Series 1996 (FGIC Insured)
       05-01-26              5.90            1,500,000                 1,697,295
Monroe County Pollution Control
   Revenue Bonds Detroit Edison
   1st Series 1992B (MBIA Insured) A.M.T.
       09-01-24              6.55            5,000,000                 5,138,050
Western Township Utilities Authority
   Sewer Disposal Systems
   Limited General Obligation Bonds
   Series 2002 (FGIC Insured)
       01-01-10              5.00            2,000,000                 2,249,540
Total                                                                 11,596,002

Mississippi (0.2%)
State Home Single Family Housing
   Refunding Revenue Bonds Series 1997H
   (GNMA/ FNMA Insured) A.M.T.
       12-01-29              6.70            1,015,000                 1,100,148

Missouri (2.9%)
Bi-State Development Agency
   Revenue Bonds
   Metrolink Cross County Project
   Series 2002B (FSA Insured)
       10-01-32              5.00            6,500,000                 6,799,325
Sikeston Electric System
   Refunding Revenue Bonds
   Series 1992 (MBIA Insured)
       06-01-10              6.20            6,370,000                 7,656,485
Total                                                                 14,455,810

Montana (1.1%)
State Board of Investment Refunded Balance
   Payroll Tax Revenue Bonds
   Series 1991 Escrowed to Maturity
   (MBIA Insured)
       06-01-20              6.88            4,750,000                 5,589,278

Nevada (2.0%)
State Limited General Obligation Capital
   Improvement Bonds
   Series 2002A (FSA Insured)
       04-01-12              5.00            3,390,000                 3,856,158
Washoe County Airport Authority
   Refunding Revenue Bonds
   Series 2003 (FSA Insured)
       07-01-07              5.00            2,820,000                 3,116,946
       07-01-08              5.00            2,965,000                 3,295,509
Total                                                                 10,268,613

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12 -- AXP INSURED TAX-EXEMPT FUND -- 2003 ANNUAL REPORT

Name of                     Coupon            Principal                 Value(a)
issuer and                   rate              amount
title of
issue(d,e)

New Mexico (0.4%)
Santa Fe
   Pre-refunded Revenue Bonds
   Series 1994 (AMBAC Insured)
       06-01-24              6.30%          $1,000,000                $1,049,350
State Highway Commission Sub Lien Tax
   Refunding Revenue Bonds Series 2002B
   (AMBAC Insured)
       06-15-05              5.00            1,000,000                 1,071,610
Total                                                                  2,120,960

New York (9.2%)
Buffalo School
   Unlimited General Obligation Bonds
   Series 2001D (FGIC Insured)
       12-15-05              5.00              940,000                 1,020,737
Metropolitan Transportation Authority
   Dedicated Tax Fund
   Refunding Revenue Bonds
   Series 2002A (FSA Insured)
       11-15-25              5.25            4,000,000                 4,285,240
Metropolitan Transportation Authority
   Refunding Revenue Bonds
   Series 2002A (AMBAC Insured)
       11-15-19              5.50            3,000,000                 3,374,730
Nassau County Interim Finance Authority
   Sales Tax Secured
   Refunding Revenue Bonds
   Series 2003B (AMBAC Insured)
       11-15-18              5.00            3,000,000                 3,280,650
Nassau County Interim Finance Authority
   Sales Tax Secured
   Revenue Bonds
   Series 2003A (AMBAC Insured)
       11-15-18              5.00            5,000,000                 5,467,750
New York City Health & Hospital System
   Revenue Bonds Series 2002A
   (FSA Insured)
       02-15-17              5.50            3,000,000                 3,391,440
       02-15-18              5.50            2,150,000                 2,420,384
       02-15-19              5.50            1,250,000                 1,400,363
New York City Transitional Finance Authority
   Tax Revenue Bonds Series 2002C
   (FSA Insured)
       08-01-10              5.25            1,000,000                 1,148,810
State Dormitory Authority
   Pre-refunded Revenue Bonds
   City University 3rd General Resolution
   2nd Series 1994 (MBIA Insured)
       07-01-19              6.25            2,500,000                 2,633,400
State Dormitory Authority
   Refunding Revenue Bonds
   State University Educational Facilities
   Series 1993A (AMBAC Insured)
       05-15-15              5.25            2,700,000                 3,135,024
State Dormitory Authority
   School District Financing Program
   Revenue Bonds
   Series 2002D (MBIA Insured)
       10-01-10              5.00            2,000,000                 2,271,460
State Thruway Authority
   General Highway & Bridge Trust Fund
   Revenue Bonds
   Series 2003A (MBIA Insured)
       04-01-13              5.25            6,000,000                 6,922,499
State Thruway Authority
   Highway & Bridge Trust Fund
   Refunding Revenue Bonds Series 2002C
   (AMBAC Insured)
       04-01-14              5.50            5,000,000                 5,802,500
Total                                                                 46,554,987

North Carolina (1.0%)
Capital Facilities Finance Agency Educational
   Facilities Revenue Bonds
   Johnson & Wales University
   Series 2003A (XLCA Insured)
       04-01-11              5.00            1,120,000                 1,273,149
Concord Certificates of Participation
   Series 1996B (MBIA Insured)
       06-01-16              5.75            1,480,000                 1,661,847
Kannapolis Water & Sewer
   Revenue Bonds Series 2001B
   (FSA Insured) A.M.T.
       02-01-21              5.25            1,000,000                 1,075,910
Piedmont Triad Airport Authority
   Refunding Revenue Bonds Series 1999B
   (FSA Insured) A.M.T.
       07-01-21              6.00            1,000,000                 1,128,840
Total                                                                  5,139,746

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13 -- AXP INSURED TAX-EXEMPT FUND -- 2003 ANNUAL REPORT

Name of                     Coupon            Principal                 Value(a)
issuer and                   rate              amount
title of
issue(d,e)

Ohio (2.9%)
Kettering City School District
   School Improvement Unlimited General
   Obligation Refunding Bonds Series 2003
   (FGIC Insured)
       12-01-30              5.00%          $5,000,000                $5,237,700
Ross Township Local School District
   School Improvement Unlimited
   General Obligation Bonds Series 2003
   (FSA Insured)
       12-01-28              5.00            4,755,000                 5,009,535
West Muskingum Local School District
   School Facilities Construction &
   Improvement Unlimited General
   Obligation Bonds Series 2003
   (FGIC Insured)
       12-01-30              5.00            4,325,000                 4,530,611
Total                                                                 14,777,846

Oklahoma (0.8%)
Lawton Water Authority
   Sales Tax & Utility System
   Revenue Bonds
   Series 2001 (AMBAC Insured)
       03-01-04              4.50            1,255,000                 1,285,032
McAlester Public Works Authority
   Improvement Pre-refunded Revenue Bonds
   Series 1995 (FSA Insured)
       12-01-17              5.25            1,470,000                 1,725,369
       12-01-18              5.25            1,000,000                 1,173,720
Total                                                                  4,184,121

Oregon (0.5%)
State Department of Administrative Services
   Lottery Revenue Bonds
   Series 2003A (FSA Insured)
       04-01-18              5.00            2,460,000                 2,696,603

Pennsylvania (4.3%)
Berks County
   Unlimited General Obligation Refunding
   Bonds Series 2002B
   (AMBAC Insured)
       11-15-07              5.60            1,925,000                 2,218,774
Harrisburg Authority Pooled Bonds
   Pre-refunded Revenue Bonds
   2nd Series 1997 (MBIA Insured)
       09-15-22              5.63            2,000,000                 2,300,180
Lehigh County Industrial Development Authority
   Pollution Control Refunding
   Revenue Bonds Series 2003
   (AMBAC Insured)
       11-01-08              3.13            3,000,000                 3,077,070
Pittsburgh School District
   Unlimited General Obligation Refunding
   Bonds Series 2002A (FSA Insured)
       09-01-14              5.50            6,280,000                 7,417,685
Robinson Township Municipal Authority
   Water & Sewer Revenue Bonds
   Series 1989 Escrowed To Maturity
   (FGIC Insured)
       11-15-19              6.00            1,290,000                 1,565,325
State Unlimited General Obligation Bonds
   1st Series 1999 (MBIA Insured)
       06-01-19              5.00            5,000,000                 5,334,900
Total                                                                 21,913,934

Puerto Rico (2.9%)
Puerto Rico Commonwealth
   Public Improvement Unlimited General
   Obligation Refunding Bonds Series 2001
   (FSA Insured)
       07-01-27              5.25            1,900,000(c)              2,021,296
Puerto Rico Electric Power Authority
   Refunding Revenue Bonds
   Series 2002-682 Inverse Floater
   (MBIA Insured)
       07-01-17             10.12            7,500,000(c,g)           10,319,250
Puerto Rico Municipal Finance Agency
   Revenue Bonds Series 2002A (FSA Insured)
       08-01-10              4.50            2,000,000(c)              2,217,100
Total                                                                 14,557,646

Rhode Island (0.4%)
State Health & Educational Building
   Refunding Revenue Bonds
   Higher Education - Johnson & Wales
   Series 2003 (XLCA Insured)
       04-01-11              5.00            1,865,000                 2,098,050

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14 -- AXP INSURED TAX-EXEMPT FUND -- 2003 ANNUAL REPORT

Name of                     Coupon            Principal                 Value(a)
issuer and                   rate              amount
title of
issue(d,e)

South Carolina (0.2%)
Piedmont Municipal Power Agency
   Electric Refunding Revenue Bonds
   Series 1991 (FGIC Insured)
       01-01-21              6.25%          $1,000,000                $1,229,790

Tennessee (2.2%)
Franklin Special School District
   Limited General Obligation Bonds
   Capital Appreciation Zero Coupon
   Series 1999 (FSA Insured)
       06-01-19              5.79            1,425,000(b)                680,794
       06-01-20              5.80            2,345,000(b)              1,051,967
Knox County Health Educational &
   Housing Facilities Board
   Refunding Revenue Bonds
   Series 2002C (MBIA Insured)
       01-01-07              5.00            3,780,000                 4,162,234
       01-01-08              5.00            4,595,000                 5,118,186
Total                                                                 11,013,181

Texas (10.0%)
Austin Airport System
   Prior Lien Revenue Bonds
   Series 1995A (MBIA Insured)
   A.M.T.
       11-15-25              6.13            3,000,000                 3,254,010
Austin Utilities System
   Pre-refunded Revenue Bonds
   Series 1994 (FGIC Insured)
       05-15-24              5.75            2,605,000                 2,773,153
Austin Utilities System
   Refunding Revenue Bonds
   Capital Appreciation Zero Coupon
   Series 1994 (FGIC Insured)
       05-15-17              5.83            5,900,000(b)              3,149,951
Austin Utilities System
   Un-refunded Balance Revenue Bonds
   Series 1994 (FGIC Insured)
       05-15-24              5.75            5,895,000                 6,179,140
Bexar County Health Facilities Development
   Pre-refunded Revenue Bonds
   Baptist Memorial Hospital System
   Series 1994 (MBIA Insured)
       08-15-19              6.75            5,000,000                 5,426,151
Bryan Waterworks & Sewer
   Refunding Revenue Bonds
   Series 2001 (FSA Insured)
       07-01-04              4.00            1,195,000                 1,231,830
       07-01-05              5.00            2,390,000                 2,559,618
Corsicana Waterworks & Sewer System
   Refunding Revenue Bonds
   Series 1997A (FGIC Insured)
       08-15-22              5.75            1,575,000                 1,766,142
Dallas- Fort Worth International Airport Facilities
   Revenue Bonds Series 2003A
   (AMBAC Insured) A.M.T.
       11-01-13              6.00            2,500,000                 2,932,550
       11-01-14              5.50            2,815,000                 3,158,092
Laredo Independent School District
   Unlimited General Obligation
   Refunding Bonds Series 2001
   (Permanent School Fund Guarantee)
       08-01-03              3.50            2,195,000                 2,199,341
Raven Hills Higher Education
   Student Housing Educational Facilities
   Revenue Bonds Bobcat Village
   LLC-Southwest
   Series 2001A (AMBAC Insured)
       06-01-17              5.38            1,460,000                 1,617,125
       06-01-18              5.38            1,535,000                 1,696,881
Richardson Independent School District
   Unlimited General Obligation Bonds
   Series 2003
   (Permanent School Fund Guarantee)
       02-15-11              4.00            5,000,000                 5,293,350
Socorro Independent School District
   Unlimited General Obligation Refunding
   Bonds Series 2001
   (Permanent School Fund Guarantee)
       08-15-04              3.00              500,000                   511,410
       08-15-05              4.00              670,000                   705,624
State Turnpike Authority Dallas North Tollway
   Pre-refunded Revenue Bonds
   Addison Airport Toll Tunnel
   Series 1994 (FGIC Insured)
       01-01-23              6.60            2,000,000                 2,197,500

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15 -- AXP INSURED TAX-EXEMPT FUND -- 2003 ANNUAL REPORT

Name of                     Coupon            Principal                 Value(a)
issuer and                   rate              amount
title of
issue(d,e)

Texas (cont.)
Wilson County Memorial Hospital District
   Limited General Obligation Bonds
   Series 2003 (MBIA Insured)
       02-15-28              5.13%          $3,000,000                $3,109,320
Total                                                                 49,761,188

Utah (0.4%)
State Building Ownership Authority
   Capital Appreciation Lease
   Revenue Bonds Zero Coupon
   Series 1998B (FSA Insured)
       05-15-05              3.82            2,000,000(b)              1,937,440

Virginia (2.3%)
Hampton Convention Center
   Revenue Bonds
   Series 2002 (AMBAC Insured)
       01-15-35              5.00            8,500,000                 8,855,980
Metropolitan Washington D.C. Airport Authority
   Revenue Bonds 2nd Series 2001R
   Inverse Floater (MBIA Insured) A.M.T.
       10-01-27              9.97            2,500,000(g)              2,825,250
Total                                                                 11,681,230

Washington (2.7%)
Energy Northwest Electric
   Refunding Revenue Bonds
   Project #3 Series 2003A
   (MBIA Insured)
       07-01-12              5.50            5,000,000                 5,848,049
Port of Seattle
   Sub Lien Revenue Bonds
   Series 1999B (FGIC Insured) A.M.T.
       09-01-10              5.50            4,420,000                 5,005,827
Yakima County
   Limited General Obligation Bonds
   Series 2002 (AMBAC Insured)
       12-01-21              5.00            2,425,000                 2,567,542
Total                                                                 13,421,418

Wisconsin (0.6%)
Appleton Waterworks
   Refunding Revenue Bonds
   Series 2001 (FGIC Insured)
       01-01-04              3.25            1,155,000                 1,168,594
Center District Tax Capital Appreciation
   Revenue Bonds Senior Dedicated
   Zero Coupon Series 1996A
   (MBIA Insured)
       12-15-17              6.03            4,000,000(b)              2,106,680
Total                                                                  3,275,274

Wyoming (0.2%)
State Building
   Revenue Bonds Series 2001
   (AMBAC Insured)
       10-01-22              5.50            1,000,000                 1,105,900

Total municipal bonds
(Cost: $459,404,434)                                                $487,836,108

Municipal notes (3.2%)
Issuer(d,e,f)                Effective        Amount                    Value(a)
                               yield         payable at
                                              maturity

California Housing Finance Agency
   Revenue Bonds V.R. Series 2001J
   (Lloyds TBS Bank) (FSA Insured)
   A.M.T.
       02-01-32              0.95%          $7,200,000                $7,200,000
California Housing Finance Agency
   Revenue Bonds V.R. Series 2003U
   (Dexia Credit Local) (FSA Insured)
   A.M.T.
       02-01-32              0.95            2,400,000                 2,400,000
Emery County Utah
   Pollution Control Refunding Revenue Bonds
   (Pacificorp) V.R. Series 1994
   (Bank of Nova Scotia) (AMBAC Insured)
       11-01-24              1.00            6,700,000                 6,700,000

Total municipal notes
(Cost: $16,300,000)                                                  $16,300,000

Total investments in securities
(Cost: $475,704,434)(i)                                             $504,136,108

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16 -- AXP INSURED TAX-EXEMPT FUND -- 2003 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(c) Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States. The securities represented 2.9% of net assets as of June 30, 2003.

(d) The following abbreviations may be used in the portfolio security descriptions to identify the insurer of the issue:

     ACA        --  ACA Financial Guaranty Corporation

     AMBAC      --  American Municipal Bond Association Corporation

     BIG        --  Bond Investors Guarantee

     CGIC       --  Capital Guaranty Insurance Company

     FGIC       --  Financial Guaranty Insurance Company

     FHA        --  Federal Housing Authority

     FNMA       --  Federal National Mortgage Association

     FSA        --  Financial Security Assurance

     GNMA       --  Government National Mortgage Association

     MBIA       --  MBIA Insurance Corporation

     XLCA       --  XL Capital Assurance

(e)  The following abbreviations may be used in the portfolio descriptions:

     A.M.T.     --  Alternative Minimum Tax -- As of June 30, 2003, the value of securities subject to alternative minimum tax represented
                    14.0% of net assets.

     B.A.N.     --  Bond Anticipation Note

     C.P.       --  Commercial Paper

     R.A.N.     --  Revenue Anticipation Note

     T.A.N.     --  Tax Anticipation Note

     T.R.A.N.   --  Tax & Revenue Anticipation Note

     V.R.       --  Variable Rate

     V.R.D.B.   --  Variable Rate Demand Bond

     V.R.D.N.   --  Variable Rate Demand Note

(f) The Fund is entitled to receive principal amount from issuer/obligor or third party, if indicated in parentheses, after a day or a week's notice. The maturity date disclosed represents the final maturity. Interest rate varies to reflect current market conditions; rate shown is the effective rate on June 30, 2003.

(g) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in market short-term rates. Interest rate disclosed is the rate in effect on June 30, 2003. As of June 30, 2003, the value of inverse floaters represented 5.0% of net assets.

(h) At June 30, 2003, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $5,621,869.

(i) At June 30, 2003, the cost of securities for federal income tax purposes was $475,704,434 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                       $28,986,423
     Unrealized depreciation                                          (554,749)
                                                                      --------
     Net unrealized appreciation                                   $28,431,674
                                                                   -----------

--------------------------------------------------------------------------------
17 -- AXP INSURED TAX-EXEMPT FUND -- 2003 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Insured Tax-Exempt Fund

June 30, 2003
Assets
Investments in securities, at value (Note 1)
   (identified cost $475,704,434)                                                                          $504,136,108
Capital shares receivable                                                                                        98,830
Accrued interest receivable                                                                                   6,524,677
Receivable for investment securities sold                                                                        45,893
                                                                                                                 ------
Total assets                                                                                                510,805,508
                                                                                                            -----------
Liabilities
Bank overdraft                                                                                                   56,132
Dividends payable to shareholders                                                                               299,688
Capital shares payable                                                                                           39,069
Payable for securities purchased on a forward-commitment basis (Note 1)                                       5,621,869
Accrued investment management services fee                                                                       18,661
Accrued distribution fee                                                                                         15,245
Accrued transfer agency fee                                                                                       1,471
Accrued administrative services fee                                                                               1,659
Other accrued expenses                                                                                           67,984
                                                                                                                 ------
Total liabilities                                                                                             6,121,778
                                                                                                              ---------
Net assets applicable to outstanding shares                                                                $504,683,730
                                                                                                           ============
Represented by
Shares of beneficial interest -- $.01 par value (Note 1)                                                   $    897,242
Additional paid-in capital                                                                                  475,428,705
Accumulated net realized gain (loss) (Note 5)                                                                   (73,891)
Unrealized appreciation (depreciation) on investments                                                        28,431,674
                                                                                                             ----------
Total -- representing net assets applicable to outstanding shares                                          $504,683,730
                                                                                                           ============
Net assets applicable to outstanding shares:                 Class A                                       $425,538,566
                                                             Class B                                       $ 69,694,961
                                                             Class C                                       $  9,448,726
                                                             Class Y                                       $      1,477
Outstanding shares of beneficial interest:                   Class A shares         75,657,497             $       5.62
                                                             Class B shares         12,389,767             $       5.63
                                                             Class C shares          1,676,709             $       5.64
                                                             Class Y shares                263             $       5.62
                                                                                           ---             ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18 -- AXP INSURED TAX-EXEMPT FUND -- 2003 ANNUAL REPORT

Statement of operations
AXP Insured Tax-Exempt Fund

Year ended June 30, 2003
Investment income
Income:
Interest                                                                                                    $22,618,034
                                                                                                            -----------
Expenses (Note 2):
Investment management services fee                                                                            2,214,318
Distribution fee
   Class A                                                                                                    1,028,711
   Class B                                                                                                      729,872
   Class C                                                                                                       75,975
Transfer agency fee                                                                                             202,630
Incremental transfer agency fee
   Class A                                                                                                       18,142
   Class B                                                                                                        6,222
   Class C                                                                                                          800
Service fee -- Class Y                                                                                                1
Administrative services fees and expenses                                                                       204,472
Compensation of board members                                                                                    10,830
Custodian fees                                                                                                   38,084
Printing and postage                                                                                             62,401
Registration fees                                                                                                45,828
Audit fees                                                                                                       19,500
Other                                                                                                            11,987
                                                                                                                 ------
Total expenses                                                                                                4,669,773
   Earnings credits on cash balances (Note 2)                                                                    (8,206)
                                                                                                                 ------
Total net expenses                                                                                            4,661,567
                                                                                                              ---------
Investment income (loss) -- net                                                                              17,956,467
                                                                                                             ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                            23,491,043
   Swap transactions                                                                                         (1,074,764)
                                                                                                             ----------
Net realized gain (loss) on investments                                                                      22,416,279
Net change in unrealized appreciation (depreciation) on investments                                          (2,998,094)
                                                                                                             ----------
Net gain (loss) on investments                                                                               19,418,185
                                                                                                             ----------
Net increase (decrease) in net assets resulting from operations                                             $37,374,652
                                                                                                            ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
19 -- AXP INSURED TAX-EXEMPT FUND -- 2003 ANNUAL REPORT

Statements of changes in net assets
AXP Insured Tax-Exempt Fund

Year ended June 30,                                                                        2003                2002
Operations and distributions
Investment income (loss) -- net                                                    $ 17,956,467        $ 18,757,684
Net realized gain (loss) on investments                                              22,416,279           3,669,945
Net change in unrealized appreciation (depreciation) on investments                  (2,998,094)            909,130
                                                                                     ----------             -------
Net increase (decrease) in net assets resulting from operations                      37,374,652          23,336,759
                                                                                     ----------          ----------
Distributions to shareholders from:
   Net investment income
     Class A                                                                        (15,546,863)        (16,421,735)
     Class B                                                                         (2,182,957)         (2,091,822)
     Class C                                                                           (226,652)           (140,258)
     Class Y                                                                                (59)                (63)
   Net realized gain
     Class A                                                                         (9,927,216)                 --
     Class B                                                                         (1,803,815)                 --
     Class C                                                                           (179,632)                 --
     Class Y                                                                                (36)                 --
                                                                                    -----------         -----------
Total distributions                                                                 (29,867,230)        (18,653,878)
                                                                                    -----------         -----------
Share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                           83,155,324          49,446,929
   Class B shares                                                                    19,960,778          16,548,576
   Class C shares                                                                     5,149,969           4,827,429
Reinvestment of distributions at net asset value
   Class A shares                                                                    19,335,057          11,607,797
   Class B shares                                                                     3,139,918           1,549,140
   Class C shares                                                                       368,506             119,896
   Class Y shares                                                                            --                  26
Payments for redemptions
   Class A shares                                                                   (80,130,771)        (54,857,849)
   Class B shares (Note 2)                                                          (19,624,654)         (9,270,317)
   Class C shares (Note 2)                                                           (2,010,756)         (1,030,116)
                                                                                     ----------          ----------
Increase (decrease) in net assets from share transactions                            29,343,371          18,941,511
                                                                                     ----------          ----------
Total increase (decrease) in net assets                                              36,850,793          23,624,392
Net assets at beginning of year                                                     467,832,937         444,208,545
                                                                                    -----------         -----------
Net assets at end of year                                                          $504,683,730        $467,832,937
                                                                                   ============        ============
Undistributed net investment income                                                $         --        $         64
                                                                                   ------------        ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20 -- AXP INSURED TAX-EXEMPT FUND -- 2003 ANNUAL REPORT

Notes to Financial Statements

AXP Insured Tax-Exempt Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AXP Special Tax-Exempt Series Trust was organized as a Massachusetts business trust. AXP Special Tax-Exempt Series Trust is a "series fund" that is currently composed of six individual funds, including AXP Insured Tax-Exempt Fund. The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund has unlimited authorized shares of beneficial interest. The Fund invests primarily in securities that are insured as to their scheduled payment of principal and interest for at least as long as the securities are held in the Fund. Insured securities fluctuate in market value as interest rates change.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
21 -- AXP INSURED TAX-EXEMPT FUND -- 2003 ANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The Fund also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Swap transactions

To produce incremental earnings, to gain exposure to or protect itself from market changes, the Fund may enter into Bond Market Association (BMA) swap agreements. BMA swaps are an agreement between two parties to exchange periodic cash flows based on a specified amount of principal. The net cash flow is generally the difference between a floating BMA market interest rate versus a fixed interest rate. The Fund may employ BMA swaps to synthetically add or subtract principal exposure to the municipal market.

The BMA index serves as the reference for the floating market interest rate, and is a weekly high-grade market index comprised of 7-day tax-exempt variable rate demand notes produced by Municipal Market Data Group.

--------------------------------------------------------------------------------
22 -- AXP INSURED TAX-EXEMPT FUND -- 2003 ANNUAL REPORT

Risks of entering into a swap include a lack of correlation between BMA swaps and the portfolio of municipal bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the swap to experience adverse changes in value relative to expectations. In addition, BMA swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the swap positions entered.

BMA swaps are valued daily and unrealized appreciation and depreciation is recorded. The Fund will realize a gain or a loss when the swap is terminated.

Securities purchased on a forward-commitment basis

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. As of June 30, 2003, the Fund has entered into outstanding when-issued securities of $5,621,869.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
23 -- AXP INSURED TAX-EXEMPT FUND -- 2003 ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

Year ended June 30,                                      2003            2002

Class A
Distributions paid from:
     Ordinary income -- tax-exempt distributions*     $15,546,863    $16,421,735
     Long-term capital gain                             9,927,216             --

Class B
Distributions paid from:
     Ordinary income -- tax-exempt distributions*       2,182,957      2,091,822
     Long-term capital gain                             1,803,815             --

Class C
Distributions paid from:
     Ordinary income -- tax-exempt distributions*         226,652        140,258
     Long-term capital gain                               179,632             --

Class Y
Distributions paid from:
     Ordinary income -- tax-exempt distributions*              59             63
     Long-term capital gain                                    36             --

* Tax-exempt distributions were 97.19% and 99.65% for the years ended 2003 and 2002, respectively.

As of June 30, 2003, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                        $   299,688
Accumulated long-term gain (loss)                                    $ 4,742,201
Unrealized appreciation (depreciation)                               $23,615,582

Dividends to shareholders

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium and discount using the effective interest method, is accrued daily.

As of June 30, 2003, American Express Financial Corporation (AEFC) owned 263 Class Y shares.

--------------------------------------------------------------------------------
24 -- AXP INSURED TAX-EXEMPT FUND -- 2003 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

The Fund has an agreement with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.45% to 0.35% annually.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o    Class A $20.50

o    Class B $21.50

o    Class C $21.00

o    Class Y $18.50

In addition, there is an annual closed-account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year.

Under terms of a prior agreement that ended April 30, 2003, the Fund paid a transfer agency fee at an annual rate per shareholder account of $19.50 for Class A, $20.50 for Class B, $20 for Class C and $17.50 for Class Y.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $678,824 for Class A, $55,056 for Class B and $5,357 for Class C for the year ended June 30, 2003.

During the year ended June 30, 2003, the Fund's custodian and transfer agency fees were reduced by $8,206 as a result of earnings credits from overnight cash balances.

--------------------------------------------------------------------------------
25 -- AXP INSURED TAX-EXEMPT FUND -- 2003 ANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $669,829,212 and $665,331,607, respectively, for the year ended June 30, 2003. Realized gains and losses are determined on an identified cost basis.

4. SHARE TRANSACTIONS

Transactions in shares of the Fund for the years indicated are as follows:

                                                      Year ended June 30, 2003
                                          Class A        Class B      Class C      Class Y
Sold                                   14,879,898      3,563,942      914,343           --
Issued for reinvested distributions     3,492,353        567,729       66,496           --
Redeemed                              (14,344,781)    (3,493,703)    (359,732)          --
                                      -----------     ----------     --------         ----
Net increase (decrease)                 4,027,470        637,968      621,107           --
                                        ---------        -------      -------         ----

                                                      Year ended June 30, 2002
                                          Class A        Class B      Class C      Class Y
Sold                                    8,950,029      2,993,800      872,672           --
Issued for reinvested distributions     2,102,482        280,613       21,698            5
Redeemed                               (9,951,236)    (1,679,916)    (186,865)          --
                                       ----------     ----------     --------         ----
Net increase (decrease)                 1,101,275      1,594,497      707,505            5
                                        ---------      ---------      -------         ----

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $4,141,867 as of June 30, 2003 that will expire in 2012 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement went into effect Sept. 24, 2002. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $200 million with U.S. Bank, N.A. The Fund had no borrowings outstanding during the year ended June 30, 2003.

--------------------------------------------------------------------------------
26 -- AXP INSURED TAX-EXEMPT FUND -- 2003 ANNUAL REPORT

7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended June 30,                                                2003    2002     2001     2000      1999
Net asset value, beginning of period                                       $5.54   $5.48    $5.28    $5.44     $5.63
Income from investment operations:
Net investment income (loss)                                                 .21     .23      .27      .27       .27
Net gains (losses) (both realized and unrealized)                            .22     .06      .20     (.16)     (.18)
Total from investment operations                                             .43     .29      .47      .11       .09
Less distributions:
Dividends from net investment income                                        (.21)   (.23)    (.27)    (.27)     (.27)
Distributions from realized gains                                           (.14)     --       --       --      (.01)
Total distributions                                                         (.35)   (.23)    (.27)    (.27)     (.28)
Net asset value, end of period                                             $5.62   $5.54    $5.48    $5.28     $5.44

Ratios/supplemental data
Net assets, end of period (in millions)                                     $426    $397     $387     $371      $439
Ratio of expenses to average daily net assets(c)                            .83%    .82%     .82%     .82%      .75%
Ratio of net investment income (loss) to average daily net assets          3.78%   4.18%    4.88%    5.16%     4.87%
Portfolio turnover rate (excluding short-term securities)                   141%     32%       4%       9%       13%
Total return(e)                                                            8.03%   5.37%    8.98%    2.13%     1.74%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
27 -- AXP INSURED TAX-EXEMPT FUND -- 2003 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended June 30,                                                2003    2002     2001     2000      1999
Net asset value, beginning of period                                       $5.54   $5.48    $5.28    $5.44     $5.63
Income from investment operations:
Net investment income (loss)                                                 .17     .19      .23      .23       .23
Net gains (losses) (both realized and unrealized)                            .23     .06      .20     (.16)     (.18)
Total from investment operations                                             .40     .25      .43      .07       .05
Less distributions:
Dividends from net investment income                                        (.17)   (.19)    (.23)    (.23)     (.23)
Distributions from realized gains                                           (.14)     --       --       --      (.01)
Total distributions                                                         (.31)   (.19)    (.23)    (.23)     (.24)
Net asset value, end of period                                             $5.63   $5.54    $5.48    $5.28     $5.44

Ratios/supplemental data
Net assets, end of period (in millions)                                      $70     $65      $56      $51       $61
Ratio of expenses to average daily net assets(c)                           1.58%   1.58%    1.58%    1.57%     1.51%
Ratio of net investment income (loss) to average daily net assets          2.99%   3.43%    4.13%    4.41%     4.13%
Portfolio turnover rate (excluding short-term securities)                   141%     32%       4%       9%       13%
Total return(e)                                                            7.40%   4.59%    8.17%    1.35%      .99%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
28 -- AXP INSURED TAX-EXEMPT FUND -- 2003 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended June 30,                                                2003    2002     2001     2000(b)
Net asset value, beginning of period                                       $5.55   $5.49    $5.28    $5.27
Income from investment operations:
Net investment income (loss)                                                 .17     .19      .23       --
Net gains (losses) (both realized and unrealized)                            .23     .06      .21      .01
Total from investment operations                                             .40     .25      .44      .01
Less distributions:
Dividends from net investment income                                        (.17)   (.19)    (.23)      --
Distributions from realized gains                                           (.14)     --       --       --
Total distributions                                                         (.31)   (.19)    (.23)      --
Net asset value, end of period                                             $5.64   $5.55    $5.49    $5.28

Ratios/supplemental data
Net assets, end of period (in millions)                                       $9      $6       $2      $--
Ratio of expenses to average daily net assets(c)                           1.58%   1.58%    1.58%    1.57%(d)
Ratio of net investment income (loss) to average daily net assets          2.98%   3.44%    4.16%    5.22%(d)
Portfolio turnover rate (excluding short-term securities)                   141%     32%       4%       9%
Total return(e)                                                            7.39%   4.59%    8.40%     .19%(f)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
29 -- AXP INSURED TAX-EXEMPT FUND -- 2003 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended June 30,                                                2003    2002     2001     2000      1999
Net asset value, beginning of period                                       $5.53   $5.47    $5.27    $5.44     $5.64
Income from investment operations:
Net investment income (loss)                                                 .22     .24      .28      .28       .30
Net gains (losses) (both realized and unrealized)                            .23     .06      .20     (.17)     (.19)
Total from investment operations                                             .45     .30      .48      .11       .11
Less distributions:
Dividends from net investment income                                        (.22)   (.24)    (.28)    (.28)     (.30)
Distributions from realized gains                                           (.14)     --       --       --      (.01)
Total distributions                                                         (.36)   (.24)    (.28)    (.28)     (.31)
Net asset value, end of period                                             $5.62   $5.53    $5.47    $5.27     $5.44

Ratios/supplemental data
Net assets, end of period (in millions)                                      $--     $--      $--      $--       $--
Ratio of expenses to average daily net assets(c)                            .68%    .67%     .67%     .67%      .60%
Ratio of net investment income (loss) to average daily net assets          4.06%   4.39%    5.05%    5.33%     5.01%
Portfolio turnover rate (excluding short-term securities)                   141%     32%       4%       9%       13%
Total return(e)                                                            8.46%   5.60%    9.22%    2.30%     1.87%

Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Adjusted to an annual basis.

(e) Total return does not reflect payment of a sales charge.

(f) Not annualized.

--------------------------------------------------------------------------------
30 -- AXP INSURED TAX-EXEMPT FUND -- 2003 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS

AXP SPECIAL TAX-EXEMPT SERIES TRUST

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Insured Tax-Exempt Fund (a fund within AXP Special Tax-Exempt Series Trust) as of June 30, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended June 30, 2003, and the financial highlights for each of the years in the five-year period ended June 30, 2003. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Insured Tax-Exempt Fund as of June 30, 2003, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

August 8, 2003

--------------------------------------------------------------------------------
31 -- AXP INSURED TAX-EXEMPT FUND -- 2003 ANNUAL REPORT

PART C.    OTHER INFORMATION

Item 23. Exhibits

(a) Declaration of Trust, dated April 7, 1986, filed as Exhibit 1 to Registration Statement No. 33-5102, is incorporated by reference.

(b)      Amended By-laws, dated Jan. 11, 2001, filed electronically as Exhibit
         (b) to Registration Statement No. 33-5102 on or about Aug. 27, 2001, is incorporated by reference.

(b)(1) Certificate of Amendment dated Nov. 14, 2002, filed as Exhibit (b)(1) to Registration Statement No. 33-5102 on or about June 23, 2003, is incorporated by reference.

(c) Certificate for shares of beneficial interest, filed as Exhibit 4 to Pre-Effective Amendment No. 1 to Registration Statement No. 33-5102, is incorporated by reference.

(d) Investment Management Services Agreement between Registrant and American Express Financial Corporation, dated March 20, 1995 filed electronically as Exhibit 5 to Registrant's Post-Effective Amendment No. 29 to Registration Statement No. 33-5102, is incorporated by reference.

(d)(1) Amendment to Investment Management Services Agreement between AXP Growth Series, Inc. and American Express Financial Corporation, dated June 3, 2002, filed electronically on or about June 12, 2002 as Exhibit (d)(7) to AXP Growth Series, Inc. Post-Effective Amendment No. 71 to Registration Statement No. 2-38355, is incorporated by reference. Registrant's Amendment to Investment Management Services Agreement differs from the one incorporated by reference only by the fact that Registrant is one executing party.

(e) Distribution Agreement between AXP Utilities Income Fund, Inc. and American Express Financial Advisors Inc. dated July 8, 1999, filed electronically as Exhibit (e) to Registrant's Post-Effective Amendment No. 22 File No. 33-20872 filed on or about August 26, 1999, is incorporated by reference. Registrant's Distribution Agreement differs from the one incorporated by reference only by the fact that Registrant is one executing party.

(f) All employees are eligible to participate in a profit sharing plan. Entry into the plan is Jan. 1 or July 1. The Registrant contributes each year an amount up to 15 percent of their annual salaries, the maximum deductible amount permitted under Section 404(a) of the Internal Revenue Code.

(g) Custodian Agreement between Registrant and First National Bank of Minneapolis, dated July 23, 1986, filed electronically as Exhibit 8 to Registrant's Post-Effective Amendment No. 29 to Registration Statement No. 33-5102, is incorporated by reference.

(h)(1) Insurance Agreement between IDS Insured Tax-Exempt Fund and Financial Guaranty Insurance Company, filed as Exhibit 9 to Pre-Effective Amendment No. 1 to Registration Statement No. 33-5102, is incorporated by reference.

(h)(2) Administrative Services Agreement between Registrant and American Express Financial Corporation, dated March 20, 1995, filed electronically as Exhibit 9(d) to Registrant's Post-Effective Amendment No. 29 to Registration Statement No. 33-5102, is incorporated by reference.

(h)(3)   License  Agreement,  dated January 25, 1988, filed  electronically  as
         Exhibit 9(e) to Registrant's Post-Effective Amendment No. 29 to Registration Statement No. 33-5102, is incorporated by reference.

(h)(4) License Agreement, dated June 17, 1999, between American Express Funds and American Express Company filed electronically on or about Sept. 23, 1999 as Exhibit (h)(4) to AXP Stock Fund, Inc.'s Post-Effective Amendment No. 98 to Registration Statement No. 2-11358, is incorporated by reference.

(h)(5) Class Y Shareholder Service Agreement between IDS Precious Metals Fund, Inc. and American Express Financial Advisors Inc., dated May 9, 1997, filed electronically on or about May 27, 1997 as Exhibit 9(e) to IDS Precious Metals Fund, Inc.'s Post-Effective Amendment No. 30 to Registration Statement No. 2-93745, is incorporated by reference. Registrant's Class Y Shareholder Service Agreement differs from the one incorporated by reference only by the fact that Registrant is one executing party.

(h)(6) Transfer Agency Agreement between Registrant and American Express Client Service Corporation, dated May 1, 2003, filed as Exhibit (h)(6) to Registration Statement No. 33-5102 on or about June 23, 2003, is incorporated by reference.

(h)(7) Addendum to Schedule A and Schedule B of the June 17, 1999 License Agreement, dated June 15, 2001, filed as Exhibit (h)(7) to Registration Statement No. 33-5102 on or about Aug. 27, 2001, is incorporated by reference.

(h)(8) Amendment to Administrative Services Agreement between AXP Growth Series, Inc. and American Express Financial Corporation, dated June 3, 2002, filed electronically on or about June 12, 2002 as Exhibit (h)(7) to AXP Growth Series, Inc. Post-Effective Amendment No. 71 to Registration Statement No. 2-38355, is incorporated by reference.
         Registrant's Amendment to Administrative Services Agreement differs from the one incorporated by reference only by the fact that Registrant is one executing party.

(i) Opinion and consent of counsel as to the legality of the securities being registered is filed electronically herewith.

(j)      Independent Auditors' Consent is filed electronically herewith.

(k)      Omitted Financial Statements:  Not Applicable.

(l)      Initial Capital Agreements:  Not Applicable.

(m)(1) Plan and Agreement of Distribution dated July 1, 1999 between AXP Discovery Fund, Inc. and American Express Financial Advisors Inc., is incorporated by reference to Exhibit (m) to AXP Discovery Fund, Inc.'s Post-Effective Amendment No. 36 to Registration Statement No. 2-72174 filed on or about July 30, 1999.

(m)(2) Plan and Agreement of Distribution for Class C Shares dated March 9, 2000 between AXP Bond Fund, Inc. and American Express Financial Advisors Inc. is incorporated by reference to Exhibit (m)(2) to AXP Bond Fund, Inc.'s Post-Effective Amendment No. 51 to Registration
         Statement File No. 2-51586 filed on or about June 26, 2000. Registrant's Plan and Agreement of Distribution for Class C Shares differs from the one incorporated by reference only by the fact that Registrant is one executing party.

(n) Rule 18f-3 Plan dated March 2000 is incorporated by reference to Exhibit (n) to AXP Bond Fund Inc.'s Post-Effective Amendment No. 51 to Registration Statement File No. 2-51586 filed on or about June 26, 2000.

(o)      Reserved.

(p)(1) Code of Ethics adopted under Rule 17j-1 for Registrant filed electronically on or about March 30, 2000 as Exhibit (p)(1) to AXP Market Advantage Series, Inc.'s Post-Effective Amendment No. 24 to Registration Statement No. 33-30770 is incorporated by reference.

(p)(2) Code of Ethics adopted under Rule 17j-1 for Registrant's investment adviser and principal underwriter, dated May 2003, filed electronically on or about August 15, 2003 as Exhibit (p)(2) to AXP Fixed Income Series, Inc. Post-Effective Amendment No. 55 to Registration Statement No. 2-51586 is incorporated by reference.

(q)(1) Trustees' Power of Attorney to sign Amendments to this Registration Statement, dated Jan. 8, 2003, is incorporated by reference.

(q)(2) Officers' Power of Attorney to sign Amendments to this Registration Statement, dated Jan. 9, 2002, is incorporated by reference.

(q)(3) Officers' Power of Attorney to sign Amendments to this Registration Statement, dated September 17, 2002, is incorporated by reference.

Item 24. Persons Controlled by or Under Common Control with Registrant

         None.

Item 25. Indemnification

The Declaration of Trust of the registrant provides that the Trust shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that he or she is or was a trustee, officer, employee or agent of the Trust, or is or was serving at the request of the Trust as a trustee, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, and the Trust may purchase liability insurance and advance legal expenses, all to the fullest extent permitted by the laws of the State of Massachusetts, as now existing or hereafter amended. The By-laws of the registrant provide that present or former trustees or officers of the Trust made or threatened to be made a party to or involved (including as a witness) in an actual or threatened action, suit or proceeding shall be indemnified by the Trust to the full extent authorized by the laws of the Commonwealth of Massachusetts, all as more fully set forth in the By-laws filed as an exhibit to this registration statement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Any indemnification hereunder shall not be exclusive of any other rights of indemnification to which the trustees, officers, employees or agents might otherwise be entitled. No indemnification shall be made in violation of the Investment Company Act of 1940.


Item 26.          Business and Other Connections of Investment Adviser (American Express Financial Corporation)

Directors and officers of American Express Financial Corporation who are directors and/or officers of one or more other companies:

Name and Title                      Other company(s)                  Address*                Title within other
                                                                                                   company(s)
-------------------------       -----------------------      -------------------------    -----------------------
Ruediger Adolf                  American Express Financial                                Senior Vice President
Senior Vice President           Advisors Inc.

Gumer C. Alvero                 American Centurion Life      20 Madison Ave. Extension    Director and Vice President - Annuities
Vice President - General        Assurance Company            P.O. Box 5555
Manager Annuities                                            Albany, NY  12205-0555

                                American Enterprise Life                                  Director, Chairman of the Board and
                                Insurance Company                                         Executive Vice President - Annuities

                                American Express Financial                                Vice President - General Manager
                                Advisors Inc.                                             Annuities

                                American Express Insurance                                Director and Vice President
                                Agency of Alabama Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Arizona Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Idaho Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Maryland Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Massachusetts Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Nevada Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of New Mexico Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Oklahoma Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Wyoming Inc.

                                American Partners Life       1751 AXP Financial Center    Director, President
                                Insurance Company            Minneapolis MN  55474        and Chief Executive Officer

                                IDS Insurance Agency of                                   Director and Vice President
                                Arkansas Inc.

                                IDS Life Insurance Company                                Director and Executive Vice President -
                                                                                          Annuities

                                IDS Life Insurance Company   P.O. Box 5144                Director and Vice President - Annuities
                                of New York                  Albany, NY  12205

                                IDS Life Series Fund, Inc.                                Director and Chairman of the Board

                                IDS Life Variable Annuity                                 Manager and Chairman of the Board
                                Funds A & B

Ward D. Armstrong               American Express Financial                                Senior Vice President -
Senior Vice President -         Advisors Inc.                                             Retirement Services and Asset
Retirement Services                                                                       Management
and Asset Management
                                American Express Asset                                    Director and President
                                Management Group Inc.

                                American Express Trust                                    Director and Chairman of
                                Company                                                   the Board

                                Kenwood Capital Management LLC                            Manager

                                Northwinds Marketing                                      Manager
                                Group LLC

John M. Baker                   American Express Financial                                Vice President - Plan
Vice President - Plan Sponsor   Advisors Inc.                                             Sponsor Services
Services
                                American Express Asset                                    Vice President
                                Management Group Inc.

                                American Express Trust                                    Director and Senior Vice President
                                Company

Dudley Barksdale                American Express Financial                                Vice President - Service
Vice President - Service        Advisors Inc.                                             Development
Development

Timothy V. Bechtold             American Centurion Life      20 Madison Ave. Extension    Director, President and Chief
Vice President -                Assurance Company            P.O. Box 5555                Executive Officer
Insurance Products                                           Albany, NY  12205-0555

                                American Express Financial                                Vice President - Insurance
                                Advisors Inc.                                             Products

                                American Express Insurance                                Director, President and Chief
                                Agency of Alabama Inc.                                    Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Arizona Inc.                                    Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Idaho Inc.                                      Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Maryland Inc.                                   Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Massachusetts Inc.                              Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Nevada Inc.                                     Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of New Mexico Inc.                                 Executive Officer

                                American Express Insurance                                Director and President and Chief
                                Agency of Oklahoma Inc.                                   Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Wyoming Inc.                                    Executive Officer

                                American Partners Life                                    Director and Chairman of the Board
                                Insurance Company                                         and Vice President-Insurance Products

                                IDS Insurance Agency of                                   Director, President and Chief
                                Arkansas Inc.                                             Executive Officer

                                IDS Life Insurance Company                                Director and President

                                IDS Life Insurance Company   P.O. Box 5144                Director, President and Chief
                                of New York                  Albany, NY 12205             Executive Officer

                                IDS Life Series Fund, Inc.                                Director, President and Chief
                                                                                          Executive Officer

                                IDS Life Variable Annuity                                 Manager, President and Chief
                                Funds A & B                                               Executive Officer

                                IDS REO 1, LLC                                            President

                                IDS REO 2, LLC                                            President

Arthur H. Berman                American Express                                          Senior Vice President - Finance
Senior Vice President -         Financial Advisors Inc.
Finance
                                American Express                                          Director
                                Trust Company

Walter S. Berman                American Express                                          Director and Treasurer
Director, Senior Vice President Certificate Company
and Chief Financial Officer
                                American Express Financial                                Director, Senior Vice President
                                Advisors Inc.                                             and Chief Financial Officer

                                American Centurion Life                                   Treasurer
                                Assurance Company

                                American Enterprise Life                                  Vice Pesident and Treasurer
                                Insurance Company

                                American Express Personal                                 Treasurer
                                Trust Services, FSB

                                American Partners Life                                    Vice Pesident and Treasurer
                                Insurance Company

                                IDS Life Insurance Company                                Vice Pesident and Treasurer

                                IDS Life Insurance Company                                Vice Pesident and Treasurer
                                of New York

Robert C. Bloomer               American Express                                          Vice President - Technologies
Vice President -                Financial Advisors Inc.
Technologies

Leslie H. Bodell                American Express                                          Vice President - Technologies
Vice President -                Financial Advisors Inc.
Technologies

Paul V. Bruce                   American Express                                          Vice President - Compliance
Vice President -                Financial Advisors Inc.
Compliance

Kenneth I. Chenault             American Express Company     American Express Tower       Chairman and Chief
Director                                                     World Financial Center       Operating Officer
                                                             New York, NY  10285

Kenneth J. Ciak                 AMEX Assurance Company                                    Director, President and Chief
Vice President and General                                                                Executive Officer
Manager - IDS Property
Casualty                        American Express Financial                                Vice President and General
                                Advisors Inc.                                             Manager - IDS Property
                                                                                          Casualty

                                American Express Property                                 Director, President and Chief
                                Casualty Insurance Agency                                 Executive Officer
                                of Kentucky Inc.

                                American Express Property                                 Director, President and Chief
                                Casualty Insurance Agency                                 Executive Officer
                                of Maryland Inc.

                                American Express Property                                 Director, President and Chief
                                Casualty Insurance Agency                                 Executive Officer
                                of Pennsylvania Inc.

                                IDS Property Casualty        1 WEG Blvd.                  Director, President and Chief
                                Insurance Company            DePere, WI 54115             Executive Officer

Paul A. Connolly                American Express Financial                                Vice President - Relationship Leader
Vice President - Retail         Advisors Inc.                                             Retail Distribution Services
Distribution Services

James M. Cracchiolo             American Express Financial                                Director, Chairman, President and
Director, Chairman of           Advisors Inc.                                             Chief Executive Officer
the Board, President and
Chief Executive Officer

Colleen Curran                  American Express Financial                                Vice President and
Vice President and Assistant    Advisors Inc.                                             Assistant General Counsel
General Counsel

Luz Maria Davis                 American Express Financial                                Vice President -
Vice President -                Advisors Inc.                                             Communications
Communications

William V. Elliott              American Express Financial                                Vice President - Financial
Vice President - Financial      Advisors Inc.                                             Planning and Advice
Planning and Advice

Benjamin R. Field               American Express                                          Vice President - Finance Education &
Vice President - Finance        Financial Advisors Inc.                                   Planning
Education & Planning

Giunero Floro                   American Express                                          Vice President - Creative Services
Vice President - Creative       Financial Advisors Inc.
Services

Terrence J. Flynn               American Express                                          Vice President - Brokerage Clearing
Vice President - Brokerage      Financial Advisors Inc.                                   Operations
Clearing Operations
                                American Enterprise                                       Senior Vice President
                                Investment Services Inc.

Jeffery P. Fox                  American Express                                          Vice President - Investment Accounting
Vice President -                Financial Advisors Inc.
Investment Accounting
                                IDS Life Series, Inc.                                     Chief Financial Officer

                                IDS Life Variable Annuity                                 Chief Financial Officer
                                Funds A & B


Brenda H. Fraser                American Express Financial                                Executive Vice President -
Executive Vice                  Advisors Inc.                                             AEFA Products and Corporate Marketing
President - AEFA
Products and                    IDS Life Insurance Company                                Director, Chairman of the Board and
Corporate Marketing                                                                       Chief Executive Officer

                                American Express Trust Company                            Vice President

Gordon M. Fines                 American Express Asset                                    Senior Vice President -
Vice President - Mutual Fund    Management Group Inc.                                     Growth Spectrum
Equity Investments
                                American Express Financial                                Vice President - Mutual
                                Advisors Inc.                                             Fund Equity Investments

Peter A. Gallus                 American Express Financial                                Vice President -
Vice President - Investment     Advisors Inc.                                             Investment Administration
Administration
                                Kenwood Capital Management LLC                            Manager

                                IDS Capital Holdings Inc.                                 Vice President and Controller

Steve Guida                     American Enterprise                                       Vice President
Vice President - New            Investment Services Inc.
Business and Service
                                American Express Financial                                Vice President - New
                                Advisors Inc.                                             Business and Service

Teresa A. Hanratty              American Express Financial                                Senior Vice
Senior Vice                     Advisors Inc.                                             President - Field Management
President - Field Management

Lorraine R. Hart                AMEX Assurance Company                                    Vice President -
Vice President - Insurance                                                                Investments
Investments
                                American Centurion Life      20 Madison Ave. Extension    Vice President -  Investments
                                Assurance Company            P.O. Box 5555
                                                             Albany, NY  12205-0555

                                American Enterprise Life     829 AXP Financial Center     Vice President -  Investments
                                Insurance Company            Minneapolis, MN  55474

                                American Enterprise          829 AXP Financial Center     Vice President
                                REO 1, LLC                   Minneapolis, MN  55474

                                American Express                                          Vice President -  Investments
                                Certificate Company

                                American Express                                          Director, President and Chief
                                Corporation                                               Executive Officer

                                American Express International                            Vice President - Investments
                                Deposit Company

                                American Express Financial                                Vice President - Insurance
                                Advisors Inc.                                             Investments

                                American Express                                          Vice President -  Investments
                                International Deposit
                                Company

                                American Partners Life       1751 AXP Financial Center    Director and Vice
                                Insurance Company            Minneapolis, MN  55474       President - Investments

                                IDS Life Insurance Company                                Vice President - Investments

                                IDS Life Insurance Company   P.O. Box 5144                Vice President - Investments
                                of New York                  Albany, NY 12205

                                IDS Life Series Fund, Inc.                                Vice President - Investments

                                IDS Life Variable Annuity                                 Vice President - Investments
                                Funds A and B

                                IDS Property Casualty        1 WEG Blvd.                  Vice President - Investment Officer
                                Insurance Company            DePere, WI 54115

                                IDS REO 1, LLC                                            Vice President

                                IDS REO 2, LLC                                            Vice President

                                Investors Syndicate                                       Director and Vice
                                Development Corp.                                         President - Investments


Janis K. Heaney                 American Express Financial                                Vice President - Incentive
Vice President - Incentive      Advisors Inc.                                             Management
Management

Brian M. Heath                  American Express Financial                                Senior Vice President and
Senior Vice President           Advisors Inc.                                             General Sales Manager
and General Sales Manager

Henry Heitman                   American Express Financial                                Vice President - Brokerage
Vice President - Brokerage      Advisors Inc.                                             Product Development
Product Development

Carol A. Holton                 American Centurion Life      20 Madison Ave. Extension    Director, Vice President - Third
Vice President - Third Party    Assurance Company            Albany, NY 12205-0555        Party Distribution
Distribution
                                American Enterprise Life     829 AXP Financial Center     Director, President and
                                Insurance Company            Minneapolis, MN  55474       Chief Executive Officer

                                American Enterprise          829 AXP Financial Center     President
                                REO 1, LLC                   Minneapolis, MN  55474

                                American Express Financial                                Vice President - Third
                                Advisors Inc.                                             Party Distribution

                                IDS Life Insurance Company   20 Madison Ave. Extension    Director
                                of New York                  P.O. Box 5555
                                                             Albany, NY  12205-0555

Debra A. Hutchinson             American Express Financial                                Vice President - Technology
Vice President - Technology     Advisors Inc.                                             Relationship Leader
Relationship Leader

James M. Jensen                 American Express Financial                                Vice President - Advice
Vice President - Advice and     Advisors Inc.                                             and Retail Distribution
Retail Distribution Group,                                                                Group Product,
Product, Compensation and                                                                 Compensation and Field
Field Administration                                                                      Administration

Nancy E. Jones
Vice President -
Business Development

William A. Jones                American Express                                          Vice President - Technologies
Vice President -                Financial Advisors Inc.
Technologies

John C. Junek                   American Express Financial                                Senior Vice President and
Senior Vice President           Advisors Inc.                                             General Counsel
and General Counsel
                                American Express Financial                                Vice President
                                Advisors Japan Inc.

                                Investors Syndicate                                       Director
                                Development Corp.

Ora J. Kaine                    American Express Financial                                Vice President - Retail
Vice President - Retail         Advisors Inc.                                             Distribution Services and
Distribution Services and                                                                 Chief of Staff
Chief of Staff

Michelle M. Keeley              American Express                                          Senior Vice President - Fixed Income
Senior Vice President -         Financial Advisors Inc.
Fixed Income
                                American Express Asset                                    Director
                                Management Group, Inc.

Claire Kolmodin                 American Express Financial                                Vice President - Service
Vice President - Service        Advisors Inc.                                             Quality
Quality

Lori J. Larson                  American Express Financial                                Vice President - Brokerage
Vice President - Brokerage      Advisors Inc.                                             and Direct Services
and Direct Services

Daniel E. Laufenberg            American Express Financial                                Vice President and Chief
Vice President and Chief        Advisors Inc.                                             U.S. Economist
U.S. Economist

Jane W. Lee                     American Express Financial                                Vice President - New
Vice President - New Business   Advisors Inc.                                             Business Development and
Development and Marketing                                                                 Marketing

Catherine M. Libbe              American Express                                          Vice President - Marketing & Product
Vice President -                Financial Advisors Inc.                                   Services
Marketing  & Product
Services

Judd K. Lohmann                 American Express                                          Treasurer
Treasurer                       Financial Advisors Inc.

                                American Express Property                                 Treasurer
                                Casualty Insurance Agency

                                IDS Life Series Fund, Inc.                                Treasurer

                                IDS Life Variable Annuity                                 Treasurer
                                Funds A & B

Diane D. Lyngstad               American Express Financial                                Vice President - Lead
Vice President - Lead           Advisors Inc.                                             Financial Officer,
Financial Officer,                                                                        U.S. Retail Group
U.S. Retail Group
                                American Express Client                                   Vice President and Chief
                                Service Corporation                                       Financial Officer

Thomas A. Mahowald              American Express Financial                                Vice President and Director of
Vice President and Director of  Advisors Inc.                                             Equity Research
Equity Research

Timothy J. Masek                American Express Financial                                Vice President and Director
Vice President and Director     Advisors Inc.                                             of Fixed Income Research
of Fixed Income Research

Penny J. Mazal                  American Express Financial                                Vice President - Business
Vice President - Business       Advisors Inc.                                             Transformation
Transformation

Mark T. McGannon                American Express Financial                                Vice President and General
Vice President and              Advisors Inc.                                             Sales Manager - AEFA Products
General Sales
Manager - AEFA Products

Brian J. McGrane                American Express                                          Vice President - LFO Finance
Vice President -                Financial Advisors Inc.
LFO Finance
                                Advisory Capital Partners LLC                             Vice President and Chief Financial
                                                                                          Officer

                                Advisory Capital                                          Vice President and Chief Financial
                                Strategies Group Inc.                                     Officer

                                Advisory Convertible                                      Vice President and Chief Financial
                                Arbitrage LLC                                             Officer

                                Advisory Credit                                           Vice President and Chief Financial
                                Opportunities GP LLC                                      Officer and Treasurer

                                Advisory Quantitative Equity                              Vice President and Chief Financial
                                (General Partner) LLC                                     Officer

                                Advisory Select LLC                                       Vice President and Chief Financial
                                                                                          Officer

                                American Express Asset                                    Vice President and Chief Financial
                                Management Group Inc.                                     Officer

                                Boston Equity General                                     Vice President and Chief Financial
                                Partner LLC                                               Officer

Sarah M. McKenzie               American Express Financial                                Vice President -
Vice President -                Advisors Inc.                                             Managed and Brokerage Products
Managed and Brokerage
Products                        American Express Personal                                 Director
                                Trust Services, FSB

Timothy S. Meehan               American Express                                          Secretary
Secretary                       Financial Advisors Inc.

                                American Enterprise Investment Services                   Secretary

                                American Enterprise REO 1, LLC                            Secretary

                                American Express Asset                                    Secretary
                                Management Group Inc.

                                American Express Asset                                    Secretary
                                Management International Inc.

                                American Express Client Service                           Secretary
                                Corporation

                                American Express Financial                                Secretary
                                Advisors Inc. Japan

                                American Express Insurance                                Secretary
                                Agency of Alabama Inc.

                                American Express Insurance                                Secretary
                                Agency of Arizona Inc.

                                American Express Insurance                                Secretary
                                Agency of Idaho Inc.

                                American Express Insurance                                Secretary
                                Agency of Maryland Inc.

                                American Express Insurance                                Secretary
                                Agency of Massachusetts Inc.

                                American Express Insurance                                Secretary
                                Agency of Nevada Inc.

                                American Express Insurance                                Secretary
                                Agency of New Mexico Inc.

                                American Express Insurance                                Secretary
                                Agency of Oklahoma Inc.

                                American Express Insurance                                Secretary
                                Agency of Wyoming Inc.

                                American Express Personal                                 Secretary
                                Trust Services, FSB

                                American Express Property                                 Secretary
                                Casualty Insurance Agency

                                American Express Property Casualty                        Secretary
                                Insurance Agency of Kentucky Inc.

                                American Express Property Casualty                        Secretary
                                Insurance Agency of Maryland  Inc.

                                American Express Property Casualty                        Secretary
                                Insurance Agency of Pennslyvania Inc.

                                Amex Assurance Company                                    Secretary

                                IDS Cable Corporation                                     Secretary

                                IDS Cable II Corporation                                  Secretary

                                IDS Capital Holdings Inc.                                 Secretary

                                IDS Life Insurance Company                                Secretary

                                IDS Management Corporation                                Secretary

                                IDS Partnership Services Corporation                      Secretary

                                IDS Property Casualty                                     Secretary
                                Insurance Company

                                IDS Realty Company                                        Secretary

                                IDS REO 1, LLC                                            Secretary

                                IDS REO 2, LLC                                            Secretary

                                Investors Syndicate Development Corp.                     Secretary

Paula R. Meyer                  American Express Financial                                Senior Vice President and General
Senior Vice President           Advisors Inc.                                             Manager - Mutual Funds
and General
Manager - Mutual Funds          American Express Certificate                              Director, President Chairman of the
                                Company                                                   Board and Chief Executive Officer

                                American Express                                          Director and President
                                International Deposit
                                Company

                                American Express                                          Director
                                Trust Company

                                Investors Syndicate                                       Director, President and Chief
                                Development Corp.                                         Executive Officer

Jeryl A. Millner                American Express Financial                                Vice President - LFO, Insurance,
Vice President LFO,             Advisors Inc.                                             Annuities and Certificates
Insurance, Annuities
and Certificates                American Centurion Life                                   Vice President and Controller
                                Assurance Company

                                American Enterprise Life                                  Vice President and Controller
                                Insurance Company

                                American Express Certificate                              Vice President and Controller
                                Company

                                American Partners Life                                    Vice President and Controller
                                Insurance Company

                                IDS Life Insurance Company                                Vice President and Controller

                                IDS Life Insurance Company                                Vice President and Controller
                                of New York

Barry J. Murphy                 American Express Client                                   Director, Chairman of the Board,
Executive Vice President -      Service Corporation                                       President and Chief Executive Officer
U.S. Retail Group
                                American Express Financial                                Executive Vice President -
                                Advisors Inc.                                             U.S. Retail Group

                                IDS Life Insurance Company                                Director

Francois B. Odouard             American Express Financial                                Vice President - Brokerage
Vice President -                Advisors Inc.
Brokerage

Michael J. O'Keefe              American Express Financial                                Vice President - Advisory
Vice President - Advisory       Advisors Inc.                                             Business Systems
Business Systems

Kristi L. Petersen              American Express Financial                                Vice President - SPS and
Vice President - SPS and        Advisors Inc.                                             External Products
External Products
                                IDS Cable Corporation                                     Director, President and Chief Executive
                                                                                          Officer

                                IDS Cable II Corporation                                  Director, President and Chief Executive
                                                                                          Officer

                                IDS Futures Corporation                                   Director, President and Chief Executive
                                                                                          Officer

                                IDS Management Corporation                                Director, President and Chief Executive
                                                                                          Officer

                                IDS Partnership Services                                  Director, President and Chief Executive
                                Corporation                                               Officer

                                IDS Realty Corporation                                    Director, President and Chief Executive
                                                                                          Officer

Ronald W. Powell                American Express Financial                                Vice President and
Vice President and Assistant    Advisors Inc.                                             Assistant General Counsel
General Counsel
                                Kenwood Capital Management LLC                            Chief Legal Officer

Teresa J. Rasmussen             American Express Financial                                Vice President and
Vice President and Assistant    Advisors Inc.                                             Assistant General Counsel
General Counsel
                                American Centurion Life                                   Counsel and Secretary
                                Assurance Company

                                American Enterprise Life                                  Director
                                Insurance Company

                                American Express Corporation                              Director, Vice President and Secretary

                                IDS Life Insurance Company                                Vice President and General Counsel

                                IDS Life Insurance Company   20 Madison Ave. Extension    Assistant General Counsel and
                                of New York                  Albany, NY 12205-0555        Assistant Secretary

                                American Partners                                         Director, Vice President,
                                Life Insurance Company                                    General Counsel and Secretary

Daniel J. Rivera                American Express                                          Vice President - Senior Portfolio Manager
Vice President - Senior         Financial Advisors Inc.
Portfolio Manager

ReBecca K. Roloff               American Express Financial                                Senior Vice President -
Senior Vice President -         Advisors Inc.                                             Field Management and
Field Management                                                                          Financial Advisory Services
and Financial Advisory
Services

Stephen W. Roszell              Advisory Capital                                          Director
Senior Vice President -         Strategies Group Inc.
Institutional
Group                           Advisory Select LLC                                       Director

                                American Express Asset                                    Director, President and
                                Management Group Inc.                                     Chief Executive Officer

                                American Express Asset                                    Director and Executive Vice President
                                Management International,
                                Inc.

                                American Express Asset                                    Director
                                Management International,
                                (Japan) Ltd.

                                American Express Asset                                    Director
                                Management Ltd.

                                American Express Financial                                Senior Vice President -
                                Advisors Inc.                                             Institutional

                                American Express Financial                                Director
                                Advisors Japan Inc.

                                American Express Trust                                    Director
                                Company

                                IDS Life Insurance Company                                Director

                                Northwinds Marketing                                      Manager
                                Group LLC

Andrew C. Schell                American Express Financial                                Vice President - Client
Vice President - Client         Advisors Inc.                                             Development and Migration
Development and Migration

Peter B. Schofield              American Express                                          Vice President - Auditing
Vice President - Auditing       Financial Advisors Inc.

Gary A. Scott                   American Express                                          Vice President - Client Acquisition
Vice President -                Financial Advisors Inc.                                   Marketing
Client Acquisition
Marketing

Bridget Sperl                   American Enterprise                                       Director, President and Chief
Senior Vice President -         Investment Services Inc.                                  Executive Officer
Client Service
                                American Express Client                                   Director and Senior Vice President
                                Service Corporation

                                American Express Financial                                Senior Vice President -
                                Advisors Inc.                                             Client Service

                                IDS Life Insurance Company                                Executive Vice President -
                                                                                          Client Service

                                IDS Property Casualty                                     Director
                                Insurance Company

Lisa A. Steffes                 American Express Financial                                Vice President - Marketing
Vice President - Marketing      Advisors Inc.                                             Offer Development
Offer Development
                                AMEX Assurance Company                                    Director

                                IDS Property Casualty        1 WEG Blvd.                  Director
                                Insurance Company            DePere, WI 54115

David K. Stewart                American Express                                          Vice President - AEFA Controller
Vice President -                Financial Advisors Inc.
AEFA Controller

Caroline Stockdale-Boon         American Express                                          Senior Vice President - Relationship
Senior Vice President -         Financial Advisors Inc.                                   Leader of Human Resources
Relationship Leader
of Human Resources


Jeffrey J. Stremcha             American Express Financial                                Vice President -
Vice President - Information    Advisors Inc.                                             Information Resource
Resource Management/ISD                                                                   Management/ISD

John T. Sweeney                 American Express Financial                                Vice President - Lead
Vice President - Lead           Advisors Inc.                                             Financial Officer, Products Group
Financial Officer,
Products Group                  AMEX Assurance Company                                    Director

                                American Centurion Life                                   Vice President - Finance
                                Assurance Company

                                American Enterprise                                       Vice President - Finance
                                Life Insurance Company

                                American Express Insurance                                Director and Vice President
                                Agency of Alabama Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Arizona Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Idaho Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Maryland Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Massachusetts Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Nevada Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of New Mexico Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Oklahoma Inc.

                                American Express Certificate                              Vice President - Finance
                                Company

                                American Partners                                         Vice President - Finance
                                Life Insurance Company

                                IDS Cable Corporation                                     Director

                                IDS Cable II Corporation                                  Director

                                IDS Insurance Agency of                                   Director and Vice President
                                Arkansas Inc.

                                IDS Life Insurance Company                                Director and Executive
                                                                                          Vice President - Finance

                                IDS Life Insurance Company                                Vice President - Finance
                                New York

                                IDS Partnership                                           Director
                                Services Corporation

                                IDS Property Casualty                                     Director
                                Insurance Company

                                IDS Realty Corporation                                    Director

William F. "Ted" Truscott       Advisory Capital Strategies                               Director
Senior Vice President -         Group Inc.
Chief Investment Officer
                                American Express Asset                                    Director and Chairman of the Board,
                                Management Group Inc.                                     Chief Investment Officer

                                American Express Asset                                    Director
                                Management International Inc.

                                American Express Financial                                Senior Vice President -
                                Advisors Inc.                                             Chief Investment Officer

                                IDS Capital Holdings Inc.                                 Director and President

                                Kenwood Capital Management LLC                            Manager

George F. Tsafaridis            American Express                                          Vice President - Quality & Service Support
Vice President -                Financial Advisors Inc.
Quality & Service Support

Peter S. Velardi                American Express                                          Senior Vice President - Field Management
Senior Vice President -         Financial Advisors Inc.
Field Management

Andrew O. Washburn              American Express                                          Vice President - Mutual Fund Marketing
Vice President -                Financial Advisors Inc.
Mutual Fund Marketing

Beth E. Weimer                  American Express Financial                                Vice President - Chief Compliance Officer
Vice President                  Advisors Inc.
Chief Compliance Officer
                                American Enterprise                                       Chief Compliance Officer
                                Investment Services Inc.

                                American Express Asset                                    Chief Compliance Officer
                                Management Group Inc.

                                American Express Asset                                    Chief Compliance Officer
                                Management International Inc.

                                IDS Life Insurance Company                                Chief Compliance Officer

Jeffery A. Williams             American Express Financial                                Senior Vice President -
Senior Vice President -         Advisors Inc.                                             Cross-Sell/Strategic
Cross-Sell/Strategic                                                                      Marketing
Marketing

William J. Williams             American Express                                          Senior Vice President - Field Management
Senior Vice President -         Financial Advisors Inc.
Field Management

Dianne L. Wilson                American Express                                          Vice President - Insurance Operations
Vice President -                Financial Advisors Inc.
Insurance Operations
                                Amex Assurance Company                                    Director and Senior Vice President

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Kentucky Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Maryland Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Pennsylvania Inc.

                                IDS Property Casualty Company                             Director and Senior Vice President

Michael D. Wolf                 American Express Asset                                    Executive Vice President
Vice President - Senior         Management Group Inc.
Portfolio Manager
                                American Express Financial                                Vice President - Senior
                                Advisors Inc.                                             Portfolio Manager

Michael R. Woodward             American Express Financial                                Senior Vice President -
Senior Vice President -         Advisors Inc.                                             Field Management
Field Management
                                American Centurion Life      20 Madison Ave. Extension    Director
                                Assurance Company            Albany, NY 12205-0555

                                IDS Life Insurance Company   P.O. Box 5144                Director
                                of New York                  Albany, NY 12205

Doretta R. Wright               American Express Financial                                Vice President - Brokerage Marketing
Vice President - Brokerage      Advisors Inc.
Marketing


David L. Yowan                  American Enterprise          829 AXP Financial Center     Treasurer
Vice President and Corporate    REO 1, LLC                   Minneapolis, MN  55474
Treasurer
                                American Express Asset                                    Vice President and
                                Management Group Inc.                                     Treasurer

                                American Express Asset                                    Vice President and
                                Management International                                  Treasurer
                                Inc.

                                American Express                                          Vice President and
                                Financial Advisors                                        Treasurer
                                Japan Inc.

                                American Express                                          Vice President and
                                Corporation                                               Treasurer

                                American Express Insurance                                Treasurer
                                Agency of Alabama Inc.

                                American Express Insurance                                Treasurer
                                Agency of Arizona Inc.

                                American Express Insurance                                Treasurer
                                Agency of Idaho Inc.

                                American Express Insurance                                Treasurer
                                Agency of Maryland Inc.

                                American Express Insurance                                Treasurer
                                Agency of Massachusetts Inc.

                                American Express Insurance                                Treasurer
                                Agency of Nevada Inc.

                                American Express Insurance                                Treasurer
                                Agency of New Mexico Inc.

                                American Express Insurance                                Treasurer
                                Agency of Oklahoma Inc.

                                American Express Insurance                                Treasurer
                                Agency of Wyoming Inc.

                                American Express Personal                                 Treasurer
                                Trust Services, FSB

                                American Express Property                                 Treasurer
                                Casualty Insurance Agency
                                of Kentucky Inc.

                                American Express Property                                 Treasurer
                                Casualty Insurance Agency
                                of Maryland Inc.

                                American Express Property                                 Treasurer
                                Casualty Insurance Agency
                                of Pennsylvania Inc.

                                AMEX Assurance Company                                    Vice President, Treasurer
                                                                                          and Assistant Secretary

                                IDS Cable II Corporation                                  Director, Vice President and
                                                                                          Treasurer

                                IDS Insurance Agency of                                   Treasurer
                                Arkansas Inc.

                                IDS Management Corporation                                Director, Vice President
                                                                                          and Treasurer

                                IDS Partnership Services                                  Vice President and
                                Corporation                                               Treasurer

                                IDS REO 1, LLC                                            Treasurer

                                IDS REO 2, LLC                                            Treasurer

                                Investors Syndicate                                       Vice President and
                                Development Corporation                                   Treasurer

                                Kenwood Capital Management LLC                            Treasurer

* Unless otherwise noted, address is 70100 AXP Financial Center, Minneapolis, MN 55474.


Item 27. Principal Underwriters.

(a) American Express Financial Advisors acts as principal underwriter for the following investment companies:

          AXP California  Tax-Exempt  Trust;  AXP Dimensions  Series,  Inc.; AXP
          Discovery  Series,  Inc.;  AXP Equity  Series,  Inc.; AXP Fixed Income
          Series,  Inc.; AXP Global Series,  Inc.; AXP Government Income Series,
          Inc.; AXP Growth Series, Inc.; AXP High Yield Income Series, Inc.; AXP
          High Yield  Tax-Exempt  Series,  Inc.;  AXP Income  Series,  Inc.; AXP
          International  Series,  Inc.; AXP Investment Series, Inc.; AXP Managed
          Series,  Inc.;  AXP Market  Advantage  Series,  Inc.; AXP Money Market
          Series,  Inc.; AXP Partners Series,  Inc.; AXP Partners  International
          Series,  Inc.; AXP Progressive Series,  Inc.; AXP Sector Series, Inc.;
          AXP Selected Series,  Inc.; AXP Special  Tax-Exempt  Series Trust; AXP
          Stock Series,  Inc.; AXP Strategy Series, Inc.; AXP Tax-Exempt Series,
          Inc.; AXP Tax-Free Money Series, Inc.; Growth Trust; Growth and Income
          Trust;  Income Trust;  Tax-Free  Income Trust;  World Trust;  American
          Express Certificate Company.

(b)      As to each director, officer or partner of the principal underwriter:

         Name and Principal                             Position and Offices with              Offices with Registrant
         Business Address*                              Underwriter

         Ruediger Adolf                                 Senior Vice President                  None

         Gumer C. Alvero                                Vice President - General               None
                                                        Manager Annuities

         Ward D. Armstrong                              Senior Vice President -                None
                                                        Retirement Services and
                                                        Asset Management

         John M. Baker                                  Vice President - Plan                  None
                                                        Sponsor Services

         Dudley Barksdale                               Vice President - Service               None
                                                        Development

         Timothy V. Bechtold                            Vice President -                       None
                                                        Insurance Products

         Arthur H. Berman                               Senior Vice President - Finance        None

         Walter S. Berman                               Director, Senior Vice President -      None
                                                        and Chief Financial Officer

         Robert C. Bloomer                              Vice President - Technologies          None

         Leslie H. Bodell                               Vice President - Technologies          None

         Paul V. Bruce                                  Vice President - Compliance            None

         Rob Bohli                                      Group Vice President -                 None
         10375 Richmond Avenue #600                     South Texas
         Houston, TX  77042

         Walter K. Booker                               Group Vice President -                 None
         61 South Paramus Road                          New Jersey
         Mack-Cali Office Center IV,
         3rd Floor
         Paramus, NJ  07652

         Bruce J. Bordelon                              Group Vice President -                 None
         1333 N. California Blvd.,                      Northern California
         Suite 200
         Walnut Creek, CA  94596

         Kenneth J. Ciak                                Vice President and                     None
         IDS Property Casualty                          General Manager - IDS
         1400 Lombardi Avenue                           Property Casualty
         Green Bay, WI  54304

         Paul A. Connolly                               Vice President - Relationship          None
                                                        Leader Retail Distribution Services

         James M. Cracchiolo                            Director, Chairman, President and      None
                                                        Chief Executive Officer

         Colleen Curran                                 Vice President and                     None
                                                        Assistant General Counsel

         Luz Maria Davis                                Vice President -                       None
                                                        Communications

         Arthur E. DeLorenzo                            Group Vice President -                 None
         4 Atrium Drive, #100                           Upstate New York/Vermont
         Albany, NY  12205

         Scott M. DiGiammarino                          Group Vice President -                 None
         Suite 500, 8045 Leesburg                       Washington D.C./Baltimore
         Pike
         Vienna, VA  22182

         Kenneth Dykman                                 Group Vice President -                 None
         6000 28th Street South East                    Greater Michigan
         Suite 200
         Grand Rapids, MI  49546

         Bradford L. Drew                               Group Vice President -                 None
         1000 S. Pine Island Road                       Southern Florida
         Suite 510
         Plantation, FL  33324

         William V. Elliot                              Vice President - Financial             None
                                                        Planning and Advice

         Benjamin R. Field                              Vice President - Finanace              None
                                                        Education and Planning Services

         Gordon M. Fines                                Vice President - Mutual                None
                                                        Fund Equity Investments

         Giunero Floro                                  Vice President - Creative              None
                                                        Services

         Terrence J. Flynn                              Vice President - Brokerage             None
                                                        Clearing Operations

         Jeffrey P. Fox                                 Vice President - Investment            Treasurer
                                                        Accounting

         Barbara H. Fraser                              Executive Vice President -             None
                                                        AEFA Products and Corporate
                                                        Marketing

         Peter A. Gallus                                Vice President -                       None
                                                        Investment
                                                        Administration

         Gary W. Gassmann                               Group Vice President -                 None
         2677 Central Park Boulevard                    Detroit Metro
         Suite 350
         Southfield, MN  48076

         Steven Guida                                   Vice President -                       None
                                                        New Business and Service

         Teresa A. Hanratty                             Senior Vice President -                None
         Suites 6&7                                     Field Management
         169 South River Road
         Bedford, NH  03110

         Lorraine R. Hart                               Vice President -                       None
                                                        Insurance Investments

         Janis K. Heaney                                Vice President -                       None
                                                        Incentive Management

         Brian M. Heath                                 Senior Vice President                  None
         Suite 150                                      and General Sales Manager
         801 E. Campbell Road
         Richardson, TX  75081

         Henry Heitman                                  Vice President - Brokerage             None
                                                        Product Development

         Jon E. Hjelm                                   Group Vice President -                 None
         655 Metro Place South                          Ohio Valley
         Suite 570
         Dublin, OH  43017

         David X. Hockenberry                           Group Vice President -                 None
         830 Crescent Centre Drive                      Mid South
         Suite 490
         Franklin, TN  37067-7217

         Carol A. Holton                                Vice President - Third                 None
                                                        Party Distribution

         Debra A. Hutchinson                            Vice President - Technology            None
                                                        Relationship Leader

         Diana R. Iannarone                             Group Vice President -                 None
         3030 N.W. Expressway                           Great Plains
         Suite 900
         Oklahoma City, OK  73112

         Theodore M. Jenkin                             Group Vice President -                 None
         6000 Freedom Square Drive                      Steel Cities
         Suite 300
         Cleveland, OH  44131

         James M. Jensen                                Vice President -                       None
                                                        Advice and
                                                        Retail Distribution
                                                        Group, Product,
                                                        Compensation and Field
                                                        Administration

         Jody M. Johnson                                Group Vice President -                 None
                                                        Twin Cities Metro

         William A. Jones                               Vice President - Technologies          None

         John C. Junek                                  Senior Vice President,                 None
                                                        General Counsel

         Ora J. Kaine                                   Vice President -                       None
                                                        Retail Distribution Services
                                                        and Chief of Staff

         Michelle M. Keeley                             Senior Vice President -                None
                                                        Fixed Income

         Raymond G. Kelly                               Group Vice President -                 None
         Suite 250                                      Northern Texas
         801 East Campbell Road
         Richardson, TX  75081

         Claire Kolmodin                                Vice President - Service               None
                                                        Quality

         Mitre Kutanovski                               Group Vice President -                 None
         125 South Wacker Drive                         Chicago Metro
         Suite 1550
         Chicago, IL  60606

         Lori J. Larson                                 Vice President -                       None
                                                        Brokerage and Direct
                                                        Services

         Daniel E. Laufenberg                           Vice President and Chief               None
                                                        U.S. Economist

         Jane W. Lee                                    Vice President - New                   None
                                                        Business Development and
                                                        Marketing

         Catherine M. Libbe                             Vice President - Marketing             None
                                                        & Product Services

         Judd K. Lohmann                                Treasurer                              None

         Diane D. Lyngstad                              Vice President - Lead Financial        None
                                                        Officer, U.S. Retail Group

         Thomas A. Mahowald                             Vice President and Director of         None
                                                        Equity Research

         Timothy J. Masek                               Vice President and                     None
                                                        Director of Fixed Income
                                                        Research

         Penny Mazal                                    Vice President - Business              None
                                                        Transformation

         Mark T. McGannon                               Vice President and General             None
                                                        Sales Manager - AEFA Products

         Brian J. McGrane                               Vice President - LFO Finance           None

         Dean O. McGill                                 Group Vice President -                 None
         11835 W. Olympic Blvd                          Los Angeles Metro
         Suite 900 East
         Los Angeles, CA  90064

         Sarah M. McKenzie                              Vice President - Managed and           None
                                                        Brokerage Products

         Timothy S. Meehan                              Secretary                              None

         Paula R. Meyer                                 Senior Vice President and              President
                                                        General Manager - Mutual Funds

         Jeryl A. Millner                               Vice President - LFO, Insurance,       None
                                                        Annuities and Certificates

         Barry J. Murphy                                Executive Vice President -             None
                                                        U.S. Retail Group

         Thomas V. Nicolosi                             Group Vice President -                 None
         Suite 220                                      New York Metro Area
         500 Mamaroneck Ave.
         Harrison, NY  10528

         Patrick H. O'Connell                           Group Vice President -                 None
         Commerce Center One                            Southern New England
         333 East River
         Hartford, CT  06108-4200

         Francois B. Odouard                            Vice President - Brokerage             None

         Michael J. O'Keefe                             Vice President -                       None
                                                        Advisory Business Systems

         Kristi L. Petersen                             Vice President - SPS and               None
                                                        External Products

         John G. Poole                                  Group Vice President -                 None
         14755 North Outer Forty Road                   Gateway/Springfield
         Suite 500
         Chesterfield, MO  63017

         Larry M. Post                                  Group Vice President -                 None
         2 Constitution Plaza                           New England
         Charlestown, MA  02129

         Ronald W. Powell                               Vice President and                     None
                                                        Assistant General Counsel

         Teresa J. Rasmussen                            Vice President and                     None
                                                        Assistant General Counsel

         Ralph D. Richardson III                        Group Vice President -                 None
         Suite 800                                      Carolinas
         Arboretum Plaza One
         9442 Capital of Texas
         Hyw. N.
         Austin, TX  78759

         Daniel J. Rivera                               Vice President - Senior                None
                                                        Portfolio Manager

         ReBecca K. Roloff                              Senior Vice President -                None
                                                        Field Management and
                                                        Financial Advisory
                                                        Services

         Stephen W. Roszell                             Senior Vice President -                Board member and
                                                        Institutional Group                    Vice President

         Maximillian G. Roth                            Group Vice President -                 None
         1400 Lombardi Avenue                           Wisconsin/Upper Michigan
         Suite 202
         Green Bay, WI  54304

         Russell L. Scalfano                            Group Vice President -                 None
         Suite 201                                      Illinois/Indiana/Kentucky
         101 Plaza East Blvd.
         Evansville, IN  47715

         Andrew C. Schell                               Vice President - Client Development    None
                                                        and Migration

         Peter B. Schofield                             Vice President - Auditing              None

         Gary A. Scott                                  Vice President - Client                None
                                                        Acquisition Marketing

         Albert L. Soule                                Group Vice President                   None
         6925 Union Park Center
         Suite 200
         Midvale, UT  84047

         Bridget Sperl                                  Senior Vice President -                None
                                                        Client Service

         Paul J. Stanislaw                              Group Vice President -                 None
         Suite 1100                                     Southern California/Hawaii
         Two Park Plaza
         Irvine, CA  92614

         Lisa A. Steffes                                Vice President -                       None
                                                        Marketing Offer
                                                        Development

         David K. Stewart                               Vice President - AEFA Controller       None

         Caroline Stockdale-Boon                        Senior Vice President - Relationship   None
                                                        Leader of Human Resources

         Jeffrey J. Stremcha                            Vice President -                       None
                                                        Information Resource
                                                        Management/ISD

         John T. Sweeney                                Vice President - Lead Financial        None
                                                        Officer, Products

         Craig P. Taucher                               Group Vice President -                 None
         Suite 150                                      Georgia/North Florida
         4190 Belfort Rd.
         Jackonville, FL  32216

         Neil G. Taylor                                 Group Vice President -                 None
         188 106th Avenue NE                            Pacific Northwest
         Suite 640
         Bellevue, WA  98004-5902

         William F. Truscott                            Senior Vice President -                Board member and
                                                        Chief Investment Officer               Vice President

         George F. Tsafaridis                           Vice President - Quality &             None
                                                        Service Support

         Janet M. Vandenbark                            Group Vice President -                 None
         3951 Westerre Parkway, Suite 250               Virginia
         Richmond, VA 23233

         Peter S. Velardi                               Senior Vice President -                None
                                                        Field Management

         Andrew O. Washburn                             Vice President -                       None
                                                        Mutual Fund Marketing

         Donald F. Weaver                               Group Vice President -                 None
         3500 Market Street,                            Eastern Pennsylvania/
         Suite 200                                      Delaware
         Camp Hill, PA  17011

         Beth E. Weimer                                 Vice President and                     None
                                                        Chief Compliance Officer

         Jeffrey A. Williams                            Senior Vice President -                None
                                                        Cross-Sell/Strategic
                                                        Marketing

         William J. Williams                            Senior Vice President -                None
                                                        Field Management

         Dianne Wilson                                  Vice President - Insurance             None
                                                        Operations

         Michael D. Wolf                                Vice President - Senior                None
                                                        Portfolio Manager

         Michael R. Woodward                            Senior Vice President -                None
         32 Ellicott St                                 Field Management
         Suite 100
         Batavia, NY  14020

         Doretta R. Wright                              Vice President -                       None
                                                        Brokerage Marketing

* Business address is: 70100 AXP Financial Center, Minneapolis, MN 55474 unless otherwise noted.

Item 27 (c).   Not Applicable.

Item 28.       Location of Accounts and Records

               American Express Financial Corporation
               70100 AXP Financial Center
               Minneapolis, MN  55474

Item 29.       Management Services

               Not Applicable.

Item 30.       Undertakings

               Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant, AXP Special Tax-Exempt Series Trust, certifies that it meets the requirements for the effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 20th day of August, 2003.

AXP SPECIAL TAX-EXEMPT SERIES TRUST

By /s/   Paula R. Meyer
   ----------------------
         Paula R. Meyer, President


By /s/   Jeffrey P. Fox
   ----------------------
         Jeffrey P. Fox, Treasurer


Pursuant to the requirements of the Securities Act, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 20th day of August, 2003.


Signature                                            Capacity


/s/  Arne H. Carlson*                                Chair of the Board
---------------------
     Arne H. Carlson

                                                     Trustee
---------------------------
     Philip J. Carroll, Jr.

/s/  Livio D. DeSimone*                              Trustee
-----------------------
     Livio D. DeSimone

/s/  Barbara H. Fraser*                              Trustee
------------------------
     Barbara H. Fraser

/s/  Heinz F. Hutter*                                Trustee
----------------------
     Heinz F. Hutter

/s/  Anne P. Jones*                                  Trustee
-------------------
     Anne P. Jones

/s/  Stephen R. Lewis, Jr.*                          Trustee
-----------------------------
     Stephen R. Lewis, Jr.

Signature                                            Capacity


/s/  Alan G. Quasha*                                 Trustee
----------------------
     Alan G. Quasha

/s/  Stephen W. Roszell*                             Trustee
-------------------------
     Stephen W. Roszell

/s/  Alan K. Simpson*                                Trustee
---------------------
     Alan K. Simpson

/s/  Alison Taunton-Rigby*                           Trustee
---------------------------
     Alison Taunton-Rigby

/s/  William F. Truscott*                            Trustee
-------------------------
     William F. Truscott


* Signed pursuant to Trustees' Power of Attorney, dated Jan. 8, 2003, filed on or about June 23, 2003, as Exhibit (q)(1) to Registrant's Post-Effective Amendment No. 37 by:



/s/ Leslie L. Ogg
-----------------
    Leslie L. Ogg

CONTENTS OF THIS POST-EFFECTIVE AMENDMENT NO. 38 TO REGISTRATION STATEMENT NO. 33-5102

This Post-Effective Amendment comprises the following papers and documents:

The facing sheet.

PART A

          Prospectus for AXP California, Massachusetts, Michigan, Minnesota, New York and Ohio Tax-Exempt Funds.

          Prospectus for AXP Insured Tax-Exempt Fund.

PART B

          Statement of Additional Information and Financial Statements for AXP California, Massachusetts, Michigan, Minnesota, New York and Ohio Tax-Exempt Funds.

          Statement of Additional Information and Financial Statements for AXP Insured Tax-Exempt Fund.

PART C

          Other information.

          Exhibits.

The signatures.